                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary proxy statement.

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2)).

[ ]  Definitive Proxy Statement.

[ ]  Definitive Additional Materials.

[ ]  Soliciting Material Pursuant to Section 240.14a-12.

                          EASYLINK SERVICES CORPORATION
                (Name of Registrant as Specified in its Charter)

                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          Class A Common Stock, par value $0.01 per share, of EasyLink Services Corporation ("Common Stock")

     (2)  Aggregate number of securities to which transaction applies:
          11,006,505 unrestricted shares of Common Stock
          949,457 options to purchase shares of Common Stock
          83,827 restricted shares of Common Stock

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          $67,000,000 aggregate transaction value

     (4)  Proposed maximum aggregate value of transaction:
          $67,000,000

     (5)  Total fee paid:
          $2,056.90

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid: ___________________________________

     (2)  Form, Schedule or Registration Statement No.: _____________

     (3)  Filing Party: _____________________________________________

     (4)  Date Filed: _______________________________________________

                           (EASYLINK SERVICES(R) LOGO)

                              33 KNIGHTSBRIDGE ROAD
                          PISCATAWAY, NEW JERSEY 08854

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders of EasyLink Services Corporation ("EasyLink") in lieu of the 2007 annual meeting of stockholders (the "Special Meeting") to be held on _____, 2007 at _____________, local time, at ___.

At the Special Meeting, you will be asked to consider and vote upon a proposal to adopt the Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 3, 2007, among Internet Commerce Corporation, a Delaware corporation ("ICC"), Jets Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of ICC ("Sub"), and EasyLink, among other matters. The Merger Agreement provides that Sub will merge with and into EasyLink, upon the terms and subject to the conditions set forth in the Merger Agreement.

If the Merger Agreement is adopted by EasyLink's stockholders and the merger is completed, you, as a stockholder, will be entitled to receive $5.80, in cash, without interest and less any applicable withholding tax, for each share of Class A Common Stock, par value $0.01 per share, of EasyLink (the "Common Stock") owned by you as of the time the merger becomes effective. In addition, if the merger is completed, EasyLink will continue as the surviving corporation and will succeed to and assume all the rights and obligations of Sub in accordance with the General Corporation Law of the State of Delaware. Each share of Common Stock that is owned by EasyLink, any subsidiary of EasyLink, ICC, Sub or any other subsidiary of ICC automatically will be canceled and retired and will cease to exist, and no consideration will be delivered in exchange therefor.

A special committee of EasyLink's board of directors unanimously approved the Merger Agreement and determined the merger advisable, fair to and in the best interests of EasyLink and EasyLink's unaffiliated stockholders. The special committee consists entirely of directors who are not officers or employees of EasyLink and who will not have an economic interest in EasyLink following the merger. EasyLink's board of directors, acting upon the recommendation of the special committee, has approved and declared advisable the merger, the Merger Agreement and the transactions contemplated by the Merger Agreement and has unanimously determined that the merger, the Merger Agreement and the transactions contemplated by the Merger Agreement are fair to, and in the best interests of, EasyLink and EasyLink's unaffiliated stockholders. THE BOARD OF DIRECTORS RECOMMENDS THAT EASYLINK'S STOCKHOLDERS VOTE "FOR" THE ADOPTION OF THE MERGER AGREEMENT. Only stockholders of record at the close of business on _____, 2007 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

The proxy statement attached to this letter provides you with information about the Special Meeting and the proposed merger. A copy of the Merger Agreement is attached as Annex A to the proxy statement. You are encouraged to read the entire proxy statement carefully and in its entirety. You may also obtain more information about EasyLink from documents that EasyLink has filed with the Securities and Exchange Commission.

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK THAT YOU OWN. EASYLINK CANNOT COMPLETE THE MERGER UNLESS THE MERGER AGREEMENT IS ADOPTED BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK ENTITLED TO VOTE ON IT. IF YOU FAIL TO VOTE ON THE MERGER AGREEMENT, THE EFFECT WILL BE THE SAME AS A VOTE AGAINST THE ADOPTION OF THE MERGER AGREEMENT.

Regardless of whether you plan to attend the Special Meeting in person, please complete, date, sign and return, as promptly as possible, the enclosed proxy card. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States. Submitting a proxy will not prevent you from voting your shares in person if you subsequently choose to attend the Special Meeting.

Thank you for your cooperation and continued support.

                                        Sincerely,


                                        /s/ Thomas F. Murawski
                                        ----------------------------------------
                                        Thomas F. Murawski
                                        Chairman, President and Chief Executive
                                        Officer

Piscataway, New Jersey
________, 2007

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE ENCLOSED PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      THE PROXY STATEMENT IS DATED ________, 2007
         AND IS FIRST BEING MAILED TO STOCKHOLDERS ON OR ABOUT _______, 2007.

                          (EASYLINK SERVICES(R) LOGO)

                              33 KNIGHTSBRIDGE ROAD
                          PISCATAWAY, NEW JERSEY 08854
                                 (888) 825-6385

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON _________, 2007

To the Stockholders of EasyLink Services Corporation:

A special meeting of stockholders of EasyLink Services Corporation, a Delaware corporation ("EasyLink"), in lieu of the 2007 annual meeting of stockholders (the "Special Meeting"), will be held on ______, 2007, at ___________________, local time, at ________, for the following purposes:

1. To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of May 3, 2007 (as it may be amended from time to time, the "Merger Agreement"), among Internet Commerce Corporation, a Delaware corporation ("ICC"), Jets Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of ICC ("Sub"), and EasyLink. A copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement. Pursuant to the terms of the Merger Agreement, Sub will merge with and into EasyLink, and, upon the merger becoming effective, each outstanding share of EasyLink's Class A common stock, par value $0.01 per share (the "Common Stock") (other than those shares owned directly by EasyLink or ICC or their respective subsidiaries and dissenting shares), will be converted into the right to receive $5.80 per share, in cash, without interest and less any applicable withholding tax, as described in the accompanying proxy statement;

2.   To elect eight directors;

3. To ratify the selection by the audit committee of Grant Thornton LLP as EasyLink's independent registered public accounting firm for the fiscal year ending December 31, 2007;

4. To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt the Merger Agreement; and

5. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Only EasyLink stockholders of record on ______, 2007, the record date of the Special Meeting, are entitled to notice of and to vote at the Special Meeting and at any adjournment of the Special Meeting.

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK THAT YOU OWN. THE MERGER CANNOT BE COMPLETED UNLESS THE MERGER AGREEMENT IS ADOPTED BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK ENTITLED TO VOTE ON IT. IF YOU FAIL TO VOTE ON THE MERGER AGREEMENT, THE EFFECT WILL BE THE SAME AS A VOTE AGAINST THE ADOPTION OF THE MERGER AGREEMENT. The election of directors will be determined by a plurality of the votes cast. The ratification of the selection of the independent registered public accounting firm and the proposal to adjourn the meeting, if necessary or appropriate, to solicit additional proxies each requires the affirmative vote of the holders of a majority of the votes cast on the proposal.

REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY. Even if you plan to attend the Special Meeting in person, please complete, sign, date and return the enclosed proxy prior to the Special Meeting and thus ensure that your shares will be represented at the Special Meeting if you are unable to attend.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted in favor of the adoption of the Merger Agreement, in favor of each of the nominees for director, in favor of the ratification of the selection of the independent registered public accounting firm and in favor of the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies. If you fail to return your proxy card, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as a vote against the adoption of the Merger Agreement, but will not affect the outcome of the vote regarding the election of directors, the ratification of the selection of the independent registered public accounting firm or the adjournment of the meeting, if necessary or appropriate, to solicit additional proxies. If you are a stockholder of record and do attend the Special Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

EasyLink stockholders who do not vote in favor of the adoption of the Merger Agreement will have the right to seek appraisal of the fair value of their shares if the merger is completed, but only if they deliver a written demand for appraisal to EasyLink before the vote is taken on the Merger Agreement and they comply with the other requirements of Delaware law, which are summarized in the accompanying proxy statement.

                                        By Order of the Board of Directors,


                                        /s/ Thomas F. Murawski
                                        ----------------------------------------
                                        Thomas F. Murawski
                                        Chairman, President and Chief Executive
                                        Officer

_______, 2007

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SUMMARY TERM SHEET ......................................................     1
   The Parties Involved .................................................     1
   The Merger and Related Matters .......................................     2
   Treatment of Outstanding Options and Certain Restricted Stock ........     3
   Fairness of the Merger ...............................................     3
   Other Matters Relating to the Merger .................................     5
   The Special Meeting and Related Matters ..............................     8
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER ..........    10
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS ..............    14
PARTIES INVOLVED IN THE MERGER ..........................................    15
THE SPECIAL MEETING .....................................................    16
   Time, Place and Purpose of the Special Meeting .......................    16
   Record Date, Quorum and Voting Power .................................    16
   Required Vote ........................................................    16
   Voting by Directors and Executive Officers ...........................    16
   How You Can Vote .....................................................    17
   How You May Revoke Your Proxy or Change Your Vote ....................    17
   Expenses of Proxy Solicitation .......................................    18
   Adjournments .........................................................    18
   Appraisal Rights .....................................................    18
SPECIAL FACTORS .........................................................    19
   Background of the Merger .............................................    19
   Recommendations of the Special Committee and EasyLink's Board of
      Directors .........................................................    23
   Reasons for the Special Committee's Recommendation ...................    24
   Fairness Opinions ....................................................    26
   Reasons for the Board's Recommendation ...............................    37
   Purposes and Reasons for the Merger and Plans for EasyLink after the
      Merger ............................................................    38
   Certain Effects of the Merger ........................................    38
   Effects on EasyLink if the Merger is Not Completed ...................    43
   Financing ............................................................    44
   Remedies .............................................................    45
   Material U.S. Federal Income Tax Consequences of the Merger ..........    45
   Regulatory Approvals .................................................    47

   Delisting and Deregistration of Common Stock .........................    47
   Fees and Expenses ....................................................    47
APPRAISAL RIGHTS ........................................................    48
PROPOSAL 1:  THE MERGER AGREEMENT .......................................    51
   Effective Time of the Merger .........................................    51
   Structure ............................................................    51
   Treatment of Common Stock, Stock Options and Certain Restricted
      Stock .............................................................    51
   Exchange and Payment Procedures ......................................    52
   Certificate of Incorporation and Bylaws ..............................    53
   Directors and Officers ...............................................    53
   Representations and Warranties .......................................    53
   Conduct of Business Pending the Merger ...............................    55
   Agreement to Take Further Action and to Use Reasonable Efforts .......    57
   Notice of Certain Events .............................................    58
   No Solicitation of Transactions ......................................    58
   Indemnification of Directors and Officers; Insurance .................    59
   Employee Benefits ....................................................    59
   Conditions to the Merger .............................................    59
   Termination ..........................................................    61
   Termination Fees .....................................................    61
   Amendment and Waiver .................................................    62
THE VOTING AGREEMENTS ...................................................    63
PROPOSAL 2:  ELECTION OF DIRECTORS ......................................    64
   Nominees .............................................................    64
   Executive Officers ...................................................    66
   Certain Relationships and Related Transactions .......................    68
   Section 16(a) Beneficial Ownership Reporting Compliance ..............    69
   Corporate Governance .................................................    69
   Code of Business Conduct and Ethics ..................................    69
   Director Nomination Process ..........................................    70
   Communications with EasyLink's Board of Directors ....................    70
   Director Independence ................................................    71
   Meetings and Committees of EasyLink's Board of Directors .............    71
   Audit Committee ......................................................    71
   Compensation Committee ...............................................    71
   Compensation Discussion and Analysis .................................    72

   Compensation Committee Report ........................................    82
   Compensation of Directors in Fiscal Year 2006 ........................    90
   Special Meeting ......................................................    92
PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS .........    93
   Fees Paid to the Independent Auditor .................................    93
   Change in Principal Accountant During 2005 ...........................    94
SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN
   BENEFICIAL OWNERS ....................................................    95
MARKET PRICES AND DIVIDEND INFORMATION ..................................    96
STOCKHOLDER PROPOSALS ...................................................    96
HOUSEHOLDING ............................................................    97
OTHER MATTERS ...........................................................    97
WHERE YOU CAN FIND MORE INFORMATION .....................................    97

ANNEX A: AGREEMENT AND PLAN OF MERGER
ANNEX B: OPINION OF AMERICA'S GROWTH CAPITAL, LLC
ANNEX C: OPINION OF PHARUS ADVISORS, LLC
ANNEX D: SECTION 262 OF THE GENERAL CORPORATION LAW OF THE STATE OF
         DELAWARE
ANNEX E: FORM OF VOTING AGREEMENT

                               SUMMARY TERM SHEET

This summary term sheet highlights selected information from this proxy statement and may not contain all of the information that may be important to you. Accordingly, EasyLink encourages you to read carefully this entire proxy statement, its annexes and the documents referred to or incorporated by reference in this proxy statement. You may obtain copies of the information incorporated by reference in this proxy statement without charge by following the instructions under "Where You Can Find More Information".

In this proxy statement, the term EasyLink refers to EasyLink Services Corporation and, where appropriate, its subsidiaries. In this proxy statement, Internet Commerce Corporation, a Delaware corporation, is referred to as ICC, and Jets Acquisition Sub, Inc., a Delaware corporation, is referred to as Sub.

EasyLink intends to first mail this proxy statement and the enclosed proxy card to its stockholders on or about July 11, 2007.

THE PARTIES INVOLVED

     EASYLINK SERVICES CORPORATION
     33 Knightsbridge Road
     Piscataway, New Jersey 08854
     (888) 825-6385

     EasyLink Services Corporation (NasdaqCM: EASY), headquartered in Piscataway, New Jersey at the principal executive offices set forth above, is a leading global provider of outsourced business process automation services that enable medium and large enterprises, including 60 of the Fortune 100, to improve productivity and competitiveness by transforming manual and paper-based business processes into efficient electronic business processes. EasyLink is integral to the movement of information, money, materials, products and people in the global economy, dramatically improving the flow of data and documents for mission-critical business processes such as client communications via invoices, statements and confirmations, insurance claims, purchasing, shipping and payments. Driven by the discipline of Six Sigma Quality, EasyLink helps companies become more competitive by providing the most secure, efficient, reliable and flexible means of conducting business electronically. For more information, visit www.easylink.com.

     INTERNET COMMERCE CORPORATION
     6025 The Corners Parkway
     Suite 100
     Norcross, GA 30092
     (678) 533-8000

     Internet Commerce Corporation (NasdaqCM: ICCA), headquartered in Norcross, Georgia, is a leader in providing business-to-business e-commerce solutions. Thousands of customers rely on ICC's comprehensive line of solutions, in-depth expertise and unmatched customer service to help balance cost, fit and function required to meet unique requirements for trading partner compliance, coordination and collaboration. With its software solutions, network services, hosted web applications, managed services and consulting services, ICC is the trusted provider of e-commerce solutions for businesses, regardless of size and level of technical sophistication, to connect them with their trading communities. For more information, visit www.icc.net.

     JETS ACQUISITION SUB, INC.
     6025 The Corners Parkway
     Suite 100
     Norcross, GA 30092
     (678) 533-8000

     Jets Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of ICC, was formed solely for the purpose of facilitating ICC's acquisition of EasyLink. Sub has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the Merger Agreement. Upon completion of the proposed merger, Sub will merge with and into EasyLink and will cease to exist, with EasyLink continuing as the surviving corporation.

     See "Parties Involved in the Merger".

THE MERGER AND RELATED MATTERS

     THE MERGER

     You are being asked to vote to adopt the Merger Agreement providing for the acquisition of EasyLink by ICC. The Merger Agreement provides that Sub will merge with and into EasyLink, with EasyLink as the entity surviving the merger, sometimes referred to in this proxy statement as the surviving corporation, and a wholly owned subsidiary of ICC. See "Proposal 1: The Merger Agreement". A copy of the Merger Agreement is attached as Annex A to this proxy statement.

     PURPOSES AND REASONS FOR THE MERGER

     The purpose of the merger for EasyLink is to enable its stockholders (other than ICC or EasyLink or their respective subsidiaries or dissenting stockholders) to realize immediately the value of their investment in EasyLink through their receipt of the per share merger price of $5.80, in cash, without interest. With the acquisition of EasyLink, ICC will gain:

          -    a team of dedicated and talented employees;

          - over 1,000,000 transactions per day from more than 15,000 customers;

          - an integrated suite of document capture and management services, including a market-leading fax-to-EDI capability; and

          - a high-performance file transfer service complemented with desktop and enterprise-class software to enable end-to-end management of high-volume file-transfers.

     EFFECT OF THE MERGER ON EASYLINK

     The merger will have the effects set forth in Section 259 of the General Corporation Law of the State of Delaware, which is referred to in this proxy statement as the DGCL. See "Special Factors--Certain Effects of the Merger".

     MERGER CONSIDERATION

     If the merger is completed, each EasyLink stockholder (other than ICC or EasyLink or their respective subsidiaries or dissenting stockholders) will be entitled to receive $5.80, in cash, without interest, for each share of Class A Common Stock, par value $0.01 per share, owned as of the time the merger becomes effective. EasyLink's Class A Common Stock, par value $0.01 per share, is referred to in this proxy statement as the Common Stock, and the time the merger becomes effective is referred to in this proxy statement as the Effective Time.

TREATMENT OF OUTSTANDING OPTIONS AND CERTAIN RESTRICTED STOCK

     TREATMENT OF OUTSTANDING OPTIONS

     At the Effective Time, each EasyLink director holding an option to acquire shares of Common Stock with an exercise price per share that is less than $5.80 (whether of not vested) will be entitled to receive an amount in cash equal to the amount by which $5.80 exceeds the exercise price per share of Common Stock subject to the option for each share subject to the option, less any applicable withholding tax. All other outstanding options not held by EasyLink directors will be replaced by ICC with a substitute option to purchase shares of Class A common stock of ICC. Each substitute option will be subject to, and exercisable and vested on, comparable terms and conditions as applied to the option being replaced immediately prior to the Effective Time (provided, however, that vesting will be accelerated if the option holder's employment is terminated for any reason other than for cause), except that each substitute option will be exercisable for that number of shares of Class A common stock of ICC equal to the number of shares of Common Stock subject to that option multiplied by an Exchange Ratio (as defined in the Merger Agreement). See "Proposal 1: The Merger Agreement--Treatment of Common Stock, Stock Options and Certain Restricted Stock".

     TREATMENT OF CERTAIN RESTRICTED STOCK

     Certain grants of restricted shares of Common Stock to EasyLink executives will be converted into restricted shares of Class A common stock of ICC, equal to (i) the product of $5.80 per share and the number of shares of restricted stock held by that executive divided by (ii) a Volume Weighted Average Price (as defined in the Merger Agreement). Each such share of restricted stock of ICC replacing EasyLink restricted stock will be subject to the same vesting restrictions as applied to those restricted shares of Common Stock immediately prior to the Effective Time (provided, however, that vesting restrictions will lapse if the restricted stock holder's employment is terminated for any reason other than for cause). See "Proposal 1: The Merger Agreement--Treatment of Common Stock, Stock Options and Certain Restricted Stock".

FAIRNESS OF THE MERGER

     SPECIAL COMMITTEE

     EasyLink's board of directors formed a special committee, referred to in this proxy statement as the special committee, to evaluate the merger and related transactions and to solicit and evaluate other proposed transactions to acquire all or a substantial portion of EasyLink's stock or assets. In addition, the special committee was charged with recommending action to EasyLink's full board of directors with respect to the merger and other proposals. The special committee consists entirely of directors who are not officers or employees of EasyLink and who will not have an economic interest in EasyLink following the merger. The special committee acted with the advice and assistance of outside legal and financial advisors. The special committee unanimously approved the Merger Agreement and determined the merger advisable, fair to and in the best interests of EasyLink and its unaffiliated stockholders. The special committee unanimously recommended that EasyLink's board of directors approve the Merger Agreement and the merger and that EasyLink's board of directors submit the Merger Agreement to EasyLink's stockholders and recommend that EasyLink's stockholders adopt the Merger Agreement. See "Special Factors--Background of the Merger", "Special Factors--Recommendations of the Special Committee and EasyLink's Board of Directors" and "Special Factors--Reasons for the Special Committee's Recommendation".

     BOARD RECOMMENDATION

     After careful consideration, EasyLink's board of directors, acting upon the recommendation of the special committee, unanimously determined that the merger, the Merger Agreement and the transactions contemplated by the Merger Agreement are advisable, fair to and in the best interests of EasyLink and its unaffiliated stockholders, approved the Merger Agreement and determined to recommend that EasyLink's stockholders vote "FOR" the adoption of the Merger Agreement. See "Special Factors--Recommendations of the Special Committee and EasyLink's Board of Directors" and "Special Factors--Reasons for the Board's Recommendation".

     FAIRNESS OPINIONS

     In connection with the merger, America's Growth Capital, LLC, referred to in this proxy statement as AGC, delivered a written opinion to EasyLink's board of directors as to the fairness, from a financial point of view, to the holders of Common Stock (other than ICC or EasyLink or their respective subsidiaries or dissenting stockholders) of the merger consideration to be received by those holders. The full text of AGC's written opinion, dated May 1, 2007, is attached to this proxy statement as Annex B. You are encouraged to read this opinion carefully in its entirety for a description of the procedures followed, assumptions made, matters considered and limitations on the review undertaken. AGC's opinion was provided to EasyLink's board of directors in connection with its evaluation of the merger consideration from a financial point of view, does not address any other aspect of the proposed merger and does not constitute a recommendation to any stockholder as to how that stockholder should vote or act with respect to any matters relating to the merger. See "Special Factors--Fairness Opinions--Fairness Opinion of AGC" and Annex B.

     In connection with the merger, Pharus Advisors, LLC, referred to in this proxy statement as Pharus, also delivered a written opinion to EasyLink's board of directors as to the fairness, from a financial point of view, to the holders of Common Stock (other than ICC or EasyLink or their respective subsidiaries or dissenting stockholders) of the merger consideration to be received by those holders. The full text of Pharus' written opinion, dated May 1, 2007, is attached to this proxy statement as Annex C. You are encouraged to read this opinion carefully in its entirety for a description of the procedures followed, assumptions made, matters considered and limitations on the review undertaken. Pharus' opinion was provided to EasyLink's board of directors in connection with its evaluation of the merger consideration from a financial point of view, does not address any other aspect of the proposed merger and does not constitute a recommendation to any stockholder as to how that stockholder should vote or act with respect to any matters relating to the merger. See "Special Factors--Fairness Opinions--Fairness Opinion of Pharus" and Annex C.

     INTERESTS OF EASYLINK'S DIRECTORS AND EXECUTIVE OFFICERS IN THE MERGER

     In considering the recommendation of EasyLink's board of directors with respect to the merger, you should be aware that EasyLink's directors and executive officers have interests in the merger that are different from, or in addition to, the interests of EasyLink's stockholders generally. These interests may present these individuals with actual or potential conflicts of interest, and these interests, to the extent material, are described in "Special Factors--Certain Effects of the Merger--Interests of EasyLink's Directors and Executive Officers in the Merger". EasyLink's board of directors was aware of these interests and considered them, among other matters, in approving the merger and the Merger Agreement and recommending that EasyLink's stockholders vote in favor of adopting the Merger Agreement.

     Pursuant to the terms of the Employment Agreement between EasyLink and its Chairman, President and Chief Executive Officer, Thomas Murawski, dated February 1, 2002, as amended by Amendment No. 1 dated as of August 8, 2003 and as further amended by Amendment No. 2 dated February 16, 2007, collectively referred to in this proxy statement as the Murawski Employment Agreement, in connection with the transactions contemplated by the Merger Agreement, Mr. Murawski will be entitled to receive at the Effective Time a cash payment equal to 2.5% of the consideration received by the holders of Common Stock pursuant to the sale of EasyLink. If any of the payments to Mr. Murawski would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, which is referred to in this proxy statement as the Code, Mr. Murawski is entitled to receive a gross-up payment that would entitle him to retain, after payment of all additional taxes on the gross-up payment, an amount equal to the amount of the excise tax.

OTHER MATTERS RELATING TO THE MERGER

     INTERESTS OF CERTAIN PERSONS IN THE MERGER

     Members of the special committee have interests in the merger that are different from, or in addition to, the interests of EasyLink's stockholders. No EasyLink director received compensation for his service as a member of the special committee. As described above, EasyLink's directors, including the members of the special committee, will be entitled to receive the amount, if any, by which $5.80 exceeds the applicable per share exercise price for each stock option to acquire shares of Common Stock held by them, regardless of whether those options are vested or exercisable, less any applicable withholding tax. See "Special Factors--Certain Effects of the Merger--Interests of EasyLink's Directors and Executive Officers in the Merger".

     FINANCING

     The total amount of funds required to complete the merger and the related transactions, including payment of fees and expenses in connection with the merger, is anticipated to be approximately $67,000,000. This amount is expected to be provided through debt financing totaling approximately $60,000,000, referred to in this proxy statement as the bank financing. See "Special Factors--Financing".

     MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

     In general, your receipt of the merger consideration will be a taxable transaction for U.S. federal income tax purposes. For U.S. federal income tax purposes, you will generally recognize capital gain or loss equal to the difference, if any, between the amount of cash received pursuant to the merger and your adjusted basis in the shares surrendered. However, the tax consequences of the merger to you will depend upon your own particular circumstances. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR IN ORDER TO UNDERSTAND FULLY HOW THE MERGER WILL AFFECT YOU. See "Special Factors--Material U.S. Federal Income Tax Consequences of the Merger".

     REGULATORY APPROVALS

     The merger is not subject to the filing requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, which is referred to in this proxy statement as the HSR Act.

     NO SOLICITATION OF TRANSACTIONS

     The Merger Agreement restricts EasyLink's ability to, among other things, solicit, initiate or encourage any discussions or negotiations with a third party regarding specified transactions involving EasyLink or its subsidiaries and its board of directors' ability to change or withdraw its recommendation in favor of the Merger Agreement. However, under certain circumstances specified in the Merger Agreement, in order to comply with its fiduciary duties under applicable law, EasyLink's board of directors may respond to certain unsolicited competing proposals or terminate the Merger Agreement and enter into an agreement with respect to a superior competing proposal or withdraw its recommendation in favor of the adoption of the Merger Agreement. See "Proposal 1: The Merger Agreement--No Solicitation of Transactions".

     CONDITIONS TO THE MERGER

     Before the merger can be completed, a number of conditions must be satisfied or waived (to the extent permitted by law). These include:

     Conditions to Each Party's Obligations

          -    Adoption of the Merger Agreement by EasyLink's stockholders;

          - The absence of any law, injunction, order or other legal restraint or prohibition issued by any court of competent jurisdiction or other governmental entity that restricts, prevents or prohibits completion of the merger, so long as each of the parties has used reasonable efforts to prevent the entry of any injunction described above or other order and to appeal as promptly as possible any injunction described above or other order that may be entered;

          - ICC's stockholders having approved and adopted the issuance of shares of ICC's common stock issuable upon conversion of the convertible notes contemplated by the bank financing for the merger and the amendment to ICC's certificate of incorporation to increase the number of authorized shares of ICC's common stock; and

          - The expiration or earlier termination of any applicable waiting period under the HSR Act.

     Conditions to Obligations of ICC and Sub

          - EasyLink's representations and warranties set forth in the Merger Agreement must be true and correct as of the Effective Time;

          - EasyLink must have performed, in all material respects, its covenants and obligations in the Merger Agreement;

          - EasyLink must have provided ICC with evidence that all of EasyLink's stock option plans and options have been terminated and canceled;

          - Since the date of the Merger Agreement, there shall have occurred no Material Adverse Effect (as defined in the Merger Agreement) on EasyLink; and

          - Dissenting Shares (as defined in the Merger Agreement) represent not more than 15% of the outstanding Common Stock.

     Conditions to EasyLink's Obligations

          - The representations and warranties of ICC and Sub set forth in the Merger Agreement must be true and correct as of the Effective Time;

          - ICC and Sub must have performed, in all material respects, their respective covenants and obligations in the Merger Agreement;

          - ICC must have provided EasyLink with evidence of the availability of the substitute options and substitute restricted stock required by the Merger Agreement; and

          - ICC must have obtained all of the consents, approvals and waivers of third parties or any regulatory body or authority required under the Merger Agreement.

     No party to the Merger Agreement may rely on the failure of any of these conditions to be satisfied if that failure was caused by that party's failure to use reasonable efforts to complete the merger. See "Proposal 1:
     The Merger Agreement--Conditions to the Merger".

     TERMINATION OF THE MERGER AGREEMENT

     EasyLink and ICC may terminate the Merger Agreement by mutual consent at any time prior to the Effective Time (including after EasyLink's stockholders have adopted the Merger Agreement). In addition, either EasyLink or ICC may terminate the Merger Agreement at any time before the Effective Time:

          - if the merger has not been completed by August 31, 2007, so long as the terminating party's failure to satisfy a material obligation under the Merger Agreement did not cause, or result in, the failure of the merger to occur on or before such date;

          - if any court of competent jurisdiction or other governmental entity has issued a final non-appealable order or taken any other final non-appealable action that has the effect of restricting, preventing or prohibiting completion of the merger, so long as the terminating party has used its reasonable efforts to remove or lift that order or other action;

          - if the Merger Agreement has been submitted to EasyLink's stockholders for adoption and the required vote has not been obtained; or

          - if ICC's stockholders fail to approve and adopt the issuance of shares of ICC's common stock issuable upon conversion of the convertible notes contemplated by the bank financing for the merger and the amendment to ICC's certificate of incorporation to increase the number of authorized shares of ICC's common stock.

     EasyLink may also terminate the Merger Agreement if:

          - prior to the Effective Time, EasyLink's board of directors has received a superior proposal, notified ICC of the determination that the proposal is a superior proposal, provided ICC a four business day period to revise the terms of the Merger Agreement, determined after that four business day period that the proposal continues to be a superior proposal and paid the Termination Fee as further described under "Proposal 1: The Merger Agreement--No Solicitation of Transactions", "Proposal 1: The Merger Agreement--Termination" and "Proposal 1: The Merger Agreement--Termination Fees"; or

          - ICC or Sub has materially breached or failed to perform any of its representations, warranties, covenants or other agreements and that breach or failure is not cured by ICC or Sub within 10 days after written notice from EasyLink describing that breach or failure.

     ICC may also terminate the Merger Agreement if:

          - EasyLink's board of directors or any committee of EasyLink's board of directors has withdrawn or materially modified its approval or recommendation of the Merger Agreement or the merger, approved or recommended a superior proposal or resolved to effect any of these matters; or

          - EasyLink has materially breached or failed to perform any of its representations, warranties, covenants or other agreements set forth in the Merger Agreement where that breach or failure would result in the failure of a closing condition and cannot be cured by EasyLink within 30 days after written notice from ICC describing that breach or failure.

     See "Proposal 1: The Merger Agreement--Termination".

     TERMINATION FEES

     If EasyLink terminates the Merger Agreement due to the receipt of a third party acquisition proposal or the commencement of a tender or exchange offer for shares of Common Stock that EasyLink's board of directors concludes that, if consummated, would be a superior proposal (within the meaning of the Merger Agreement), EasyLink will be required to pay to ICC a termination fee of $2,500,000, which is referred to in this proxy statement as the Termination Fee. EasyLink will also be required to pay the Termination Fee to ICC if the Merger Agreement is terminated because the required vote of EasyLink stockholders has not been obtained and, before that meeting for the purpose of obtaining stockholder adoption of the Merger Agreement has occurred, EasyLink receives a third party acquisition proposal, or a third party commences a tender or exchange offer for shares of Common Stock, and that proposal or tender or exchange offer has not been rejected, withdrawn or terminated prior to the meeting of EasyLink's stockholders called to adopt the Merger Agreement. See "Proposal 1: The Merger Agreement--Termination".

     ICC will be required to pay the Termination Fee to EasyLink if the Merger Agreement is terminated due to ICC's failure to obtain the approval of ICC's stockholders of the issuance of shares of ICC's common stock issuable upon conversion of the convertible notes contemplated by the bank financing for the merger and the amendment to ICC's certificate of incorporation to increase the number of authorized shares of ICC's common stock.

     MARKET PRICE OF COMMON STOCK

     The Common Stock is currently listed on The Nasdaq Capital Market under the trading symbol "EASY". On May 3, 2007, which was the last trading day before the announcement of the execution of the Merger Agreement, the Common Stock closed at $5.24 per share. On ______, 2007, the Common Stock closed at $____ per share. See "Market Prices and Dividend Information".

     ANTICIPATED CLOSING OF MERGER

     The merger will be completed after all of the conditions to completion of the merger are satisfied or waived, including the adoption of the Merger Agreement by EasyLink's stockholders, the approval by ICC's stockholders of the issuance of shares of ICC's common stock and the amendment to ICC's certificate of incorporation contemplated by the bank financing for the merger, and the absence of legal prohibitions to the merger. EasyLink currently expects the merger to be completed in the third quarter of 2007, although EasyLink cannot assure completion by any particular date, if at all. EasyLink will issue a press release and send you a letter of transmittal for your stock certificates once the merger has been completed.

THE SPECIAL MEETING AND RELATED MATTERS

     DATE, TIME AND PLACE

     The special meeting of stockholders of EasyLink in lieu of the 2007 annual meeting of stockholders, which is referred to in this proxy statement as the Special Meeting, will be held at _________ on ______, 2007 at _____, local time.

     PURPOSE OF THE SPECIAL MEETING

     At the Special Meeting, you will be asked to consider and vote upon proposals to adopt the Merger Agreement, to elect eight directors to serve on EasyLink's board of directors, to ratify the selection of EasyLink's independent registered public accounting firm, to adjourn the meeting, if necessary or appropriate, to permit the further solicitation of proxies, and to act on other matters and transact other business as may properly come before the meeting.

     RECORD DATE AND VOTING

     You are entitled to vote at the Special Meeting if you owned shares of Common Stock at the close of business on ______, 2007, the record date for the Special Meeting. Each outstanding share of Common Stock on the record date entitles the holder to one vote on each matter submitted to stockholders for approval at the Special Meeting. As of the record date, there were ______ shares of Common Stock entitled to vote. See "The Special Meeting--Record Date, Quorum and Voting Power".

     STOCKHOLDER VOTE REQUIRED TO ADOPT THE MERGER AGREEMENT

     The adoption of the Merger Agreement requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter. See "The Special Meeting--Required Vote". EASYLINK'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE MERGER AGREEMENT.

     SHARE OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     As of the record date, (i) EasyLink's directors held and were entitled to vote in the aggregate ______ shares of Common Stock, or approximately ____% of the outstanding shares of Common Stock, and (ii) EasyLink's executive officers held and were entitled to vote in the aggregate ______ shares of Common Stock, or approximately ____% of the outstanding shares of Common Stock.

     Concurrently with the execution of the Merger Agreement, all of EasyLink's directors and executive officers and Federal Partners, L.P. entered into separate voting agreements with ICC. These parties beneficially hold (i) outstanding shares of Common Stock that, as of March 31, 2007, represented approximately 18.8% of Common Stock outstanding, and (ii) options exercisable for Common Stock that, as of March 31, 2007, represented approximately 5.4% of Common Stock outstanding. Pursuant to each of these voting agreements, these parties have agreed, among other things, to vote his or its shares of Common Stock "FOR" the adoption of the Merger Agreement. See "The Voting Agreements". In addition, all of EasyLink's directors and executive officers have informed EasyLink that they intend to vote all of their shares of Common Stock "FOR" the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies. See "The Special Meeting--Voting by Directors and Executive Officers".

     APPRAISAL RIGHTS

     Under Delaware law, if you do not vote for adoption of the Merger Agreement and prior to the adoption of the Merger Agreement at the Special Meeting you make a written demand and you strictly comply with the other statutory requirements of the DGCL, you may elect to receive, in cash, in lieu of the $5.80 per share merger consideration, the fair value of your shares of Common Stock as determined by the Delaware Court of Chancery. This value could be more or less than or the same as the merger consideration.

     In order to exercise appraisal rights, a holder must demand and perfect the rights in accordance with Section 262 of the DGCL, the full text of which is set forth in Annex D to this proxy statement. Your failure to follow the procedures set forth in Section 262 of the DGCL will result in the loss of your appraisal rights. See "Appraisal Rights".

         QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following questions and answers briefly address some commonly asked questions about the Special Meeting and the merger. They may not include all of the information that may be important to you. You are urged to read carefully this entire proxy statement, including the annexed documents and the other documents referred to and incorporated by reference in this proxy statement. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under "Where You Can Find More Information".

Q:   WHY AM I RECEIVING THESE MATERIALS?

A: You are receiving this proxy statement and the enclosed proxy card because you own shares of Common Stock. EasyLink's board of directors is providing these proxy materials to give you information for use in determining how to vote in connection with the Special Meeting.

Q:   WHAT MATTERS WILL I BE ASKED TO VOTE ON AT THE SPECIAL MEETING?

A:   You will be asked to vote on the following proposals:

     -    to adopt the Merger Agreement;

     -    to elect eight directors;

     - to ratify the appointment of EasyLink's independent registered public accounting firm for 2007;

     - to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt the Merger Agreement; and

     - to transact such other business as may properly come before the Special Meeting.

Q:   WHO IS ENTITLED TO VOTE AT THE SPECIAL MEETING?

A: EasyLink's board of directors has set _______, 2007 as the record date for the Special Meeting. If you were a stockholder of record, as shown on EasyLink's stock transfer books, at the close of business on the record date, you are entitled to notice of and to vote at the Special Meeting or any adjournment of the Special Meeting. On the record date, there were ______ shares of Common Stock issued and outstanding and, therefore, eligible to vote at the Special Meeting.

Q:   HOW MANY SHARES MUST BE PRESENT TO HOLD THE SPECIAL MEETING?

A: The holders of a majority of the outstanding shares of Common Stock as of the record date must be present, in person or represented by proxy, at the Special Meeting in order to hold the Special Meeting and conduct business. This is called a quorum. If you submit a properly executed proxy card, then your shares will be counted as part of the quorum. All shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum.

Q:   WHAT VOTE OF STOCKHOLDERS IS REQUIRED TO ADOPT THE MERGER AGREEMENT?

A: The adoption of the Merger Agreement requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter.

Q: WHAT VOTE OF STOCKHOLDERS IS REQUIRED TO APPROVE THE OTHER PROPOSALS AT THE SPECIAL MEETING?

A: The election of directors will be determined by a plurality of the votes cast at the Special Meeting. The ratification of the selection of EasyLink's independent registered public accounting firm and the proposal to adjourn the Special Meeting, if necessary or appropriate, to permit further solicitation of proxies each requires the affirmative vote of a majority of the shares present and entitled to vote.

Q: HOW DOES EASYLINK'S BOARD OF DIRECTORS RECOMMEND THAT I VOTE ON THE ADOPTION OF THE MERGER AGREEMENT AND THE OTHER PROPOSALS?

A:   EasyLink's board of directors recommends that you vote:

     -    "FOR" the adoption of the Merger Agreement;

     -    "FOR" the election of each of the nominees for director;

     - "FOR" ratification of the selection of Grant Thornton LLP as EasyLink's independent registered public accounting firm for 2007; and

     - "FOR" adjournment, if necessary or appropriate, to permit the further solicitation of proxies.

Q: WHAT VOTE OF STOCKHOLDERS IS REQUIRED TO APPROVE THE SPECIAL MEETING ADJOURNMENT PROPOSAL?

A: Approval of the Special Meeting adjournment proposal will require the affirmative vote of a majority of the votes cast on the proposal.

Q: HOW DOES EASYLINK'S BOARD OF DIRECTORS RECOMMEND THAT I VOTE ON THE SPECIAL MEETING ADJOURNMENT PROPOSAL?

A: EasyLink's board of directors recommends that you vote "FOR" the approval of the Special Meeting adjournment proposal.

Q:   HOW MANY VOTES DO I HAVE?

A: You have one vote for each share of Common Stock that you owned as of the record date.

Q:   HOW DO I VOTE MY SHARES?

A: In order to vote your shares, you may attend the Special Meeting and vote in person, or you may vote by proxy. If your shares are held in "street name" (that is, if your stock is registered in the name of your broker, bank, trustee or other nominee) and you wish to vote at the Special Meeting, you will need to contact your broker, bank, trustee or other nominee regarding how to vote at the Special Meeting. If you are a registered stockholder (that is, if your stock is registered in your name), you may vote by proxy by completing and signing the enclosed proxy card and returning that card in the postage-paid envelope that has been provided to you. If you hold your shares through a broker, bank, trustee or other nominee, that institution or nominee will send you separate instructions describing the procedure for voting your shares.

Q:   WHAT IF I DO NOT SPECIFY HOW I WANT MY SHARES VOTED?

A: If you submit a signed proxy card but do not indicate how you want your shares voted, the persons named in the enclosed proxy will vote your shares of Common Stock:

     -    "FOR" the adoption of the Merger Agreement; and

     - "FOR" the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies. (However, no proxy voted against the proposal to adopt the Merger Agreement will be voted in favor of any adjournment of the Special Meeting to solicit additional proxies).

Q:   WHAT IF I FAIL TO INSTRUCT MY BROKER?

A: Without instructions, your broker will not vote any of your shares held in "street name".

Q:   HOW ARE MY VOTES COUNTED?

A: For the proposal to adopt the Merger Agreement, you may vote FOR, AGAINST or ABSTAIN. Abstentions will not count as votes cast on the proposal to adopt the Merger Agreement, but will count for the purpose of determining whether a quorum is present. If you abstain, it has the same effect as if you vote against the adoption of the Merger Agreement.

     For the election of directors, you may vote FOR all of the nominees or you may WITHHOLD your vote for one or more of the nominees. Withheld votes will not count as votes cast for the nominee, but will count for the purpose of determining whether a quorum is present. As a result, if you withhold your vote, it has no effect on the outcome of the vote to elect directors.

     For the proposal to ratify the selection by the audit committee of EasyLink's independent registered public accounting firm, you may vote FOR, AGAINST or ABSTAIN. Abstentions will not count as votes cast on the proposal to ratify the selection of EasyLink's independent registered public accounting firm, but will count for the purpose of determining whether a quorum is present. As a result, if you abstain, it has the same effect as if you vote against ratification of the selection of EasyLink's independent registered public accounting firm.

     For the proposal to adjourn the Special Meeting, if necessary or appropriate, to permit further solicitation of proxies, you may vote FOR, AGAINST or ABSTAIN. Abstentions will not count as votes cast on the proposal to adjourn the Special Meeting, but will count for the purpose of determining whether a quorum is present. As a result, if you abstain, it has the same effect as if you vote against adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.

     If you sign your proxy card without indicating your vote, your shares will be voted "FOR" the adoption of the Merger Agreement, "FOR" each of the nominees for director, "FOR" ratification of the selection of Grant Thornton LLP as EasyLink's independent registered public accounting firm, "FOR" adjournment of the Special Meeting, if necessary or appropriate, to permit further solicitation of proxies, and in accordance with the recommendations of EasyLink's board of directors on any other matters properly brought before the Special Meeting for a vote.

Q:   WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A: If you receive more than one proxy card, it means that you hold shares that are registered in more than one account. To ensure that all of your shares are voted, you will need to sign and return each proxy card you receive.

Q:   WHAT DO I NEED TO DO NOW?

A: You are urged to read carefully this entire proxy statement, including the annexed documents and the other documents referred to and incorporated by reference in this proxy statement. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under "Where You Can Find More Information". In addition, you should indicate your vote on your proxy card and sign and mail your proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the Special Meeting.

Q:   CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?

A: Yes. You can change your vote at any time before your proxy is voted at the Special Meeting. If you are a stockholder of record, you may revoke your proxy by one of three ways:

     - you can send a written notice stating that you would like to change or revoke your proxy to EasyLink's Corporate Secretary at the address given below;

     - you can request a new proxy card, complete it and send it to EasyLink's Corporate Secretary at the address given below; or

     - you can attend the Special Meeting and vote in person. Your attendance alone will not revoke your proxy. You must also vote in person at the Special Meeting.

     You should send any written notice or request for a new proxy card to the attention of EasyLink's Corporate Secretary, at EasyLink Services Corporation, 33 Knightsbridge Road, Piscataway, New Jersey 08854, Attn:
     Corporate Secretary. The last vote received will supersede any prior vote.

     If you hold your shares in "street name", you must contact your broker, bank, trustee or other nominee regarding how to change your vote.

Q:   SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

A: No. If the merger is completed, you will receive, shortly after the Effective Time, a letter of transmittal to complete and return to _______, the paying agent. In order to receive the $5.80 per share merger consideration as soon as reasonably practicable following the completion of the merger, you must send to the paying agent your properly completed letter of transmittal together with your EasyLink stock certificates as instructed in the separate mailing. Once you have submitted your properly completed letter of transmittal, EasyLink stock certificates and other required documents to the paying agent, the paying agent will send you the $5.80 per share merger consideration. If your shares are held in "street name" by your broker, you will receive instructions from your broker as to how to effect the surrender of your "street name" shares and receive cash for those shares. YOU SHOULD NOT SEND IN YOUR STOCK CERTIFICATES NOW.

Q:   I DO NOT KNOW WHERE MY STOCK CERTIFICATE IS--HOW WILL I GET MY CASH?

A: The materials that the paying agent will send to you after completion of the merger will include the procedures that you must follow if you cannot locate your stock certificate. This will include an affidavit that you will need to sign attesting to the loss of your stock certificate. The surviving corporation may also require that you provide a bond at your expense to the surviving corporation in order to cover any potential loss.

Q:   WHO PAYS FOR THE COST OF THE SOLICITATION OF PROXIES?

A: EasyLink will bear the cost of this solicitation. In addition to solicitation by mail, EasyLink's officers, directors or employees may also solicit proxies by telephone, facsimile or in person, without additional compensation. Upon request, EasyLink will pay the reasonable expenses incurred by record holders of Common Stock who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy material to the beneficial owners of the shares that they hold of record.

Q:   WHO CAN ANSWER FURTHER QUESTIONS?

A: If you would like additional copies of this proxy statement or a new proxy card or if you have questions about the merger, you should contact EasyLink's Investor Relations at (732) 652-3819.

           CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This proxy statement, the annexes attached to this proxy statement and the documents incorporated by reference in this proxy statement may contain statements of a forward-looking nature relating to future events or financial results of EasyLink. Investors are cautioned that such statements are only predictions, and actual events or results may differ materially. In evaluating such statements, investors should specifically consider the various factors that could cause actual events or results to differ materially from those indicated in such forward-looking statements.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements. These include:
EasyLink's ability to manage business growth effectively; changes in customer relationships; the ability to attract additional customers or to expand services sold to existing customers; the ability to implement EasyLink's business strategy successfully; and significant competition. These factors are discussed in greater detail in EasyLink's Form 10-K for the year ended December 31, 2006, as amended by Form 10-K/A, and Form 10-Q for the quarter ended March 31, 2007, each of which is incorporated by reference in this proxy statement. See "Where You Can Find More Information".

Statements about the expected timing, completion and effects of the proposed merger also constitute forward-looking statements. EasyLink may not be able to complete the proposed merger on the terms described in this proxy statement or other acceptable terms or at all because of a number of factors, including the failure to obtain stockholder approval, ICC's failure to obtain the necessary financing for the merger or the failure to satisfy other closing conditions. In addition, the following factors could cause actual results to differ materially from those discussed in the forward-looking statements:

     - the actual terms and availability of the financing that must be obtained for completion of the merger;

     - substantial indebtedness incurred in connection with the completion of the merger;

     - the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the payment of the Termination Fee by EasyLink or ICC;

     - the outcome of any legal proceedings that may be instituted against EasyLink and others following announcement of the Merger Agreement;

     -    the failure of the merger to close for any other reason;

     - the amount of the costs, fees, expenses and charges relating to the merger;

     - the risk of unforeseen material adverse changes to EasyLink's business or operations; and

     - the disruption of current plans and operations caused by the pending merger.

These forward-looking statements are not guarantees of future performance, and actual results may differ materially from those contemplated by these forward-looking statements. You should not place undue reliance on these forward-looking statements. All forward-looking statements contained or incorporated by reference in this proxy statement speak only as of the date of this proxy statement or as of such earlier date that those statements were made and are based on current expectations or expectations as of such earlier date and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements.

Except to the extent required under U.S. federal securities laws, EasyLink does not intend to update or revise the forward-looking statements. In the event of any material change in any of the information previously disclosed, EasyLink will, where relevant and if and to the extent required under applicable law, update such information through a supplement to this proxy statement.

All information contained in this proxy statement concerning ICC, Sub and their respective affiliates and designees has been supplied by ICC and has not been independently verified by EasyLink.

                         PARTIES INVOLVED IN THE MERGER

EASYLINK SERVICES CORPORATION
33 Knightsbridge Road
Piscataway, New Jersey 08854
(888) 825-6385

EasyLink Services Corporation (NasdaqCM: EASY), headquartered in Piscataway, New Jersey, is a leading global provider of outsourced business process automation services that enable medium and large enterprises, including 60 of the Fortune 100, to improve productivity and competitiveness by transforming manual and paper-based business processes into efficient electronic business processes. EasyLink is integral to the movement of information, money, materials, products and people in the global economy, dramatically improving the flow of data and documents for mission-critical business processes such as client communications via invoices, statements and confirmations, insurance claims, purchasing, shipping and payments. Driven by the discipline of Six Sigma Quality, EasyLink helps companies become more competitive by providing the most secure, efficient, reliable and flexible means of conducting business electronically. For more information, visit www.easylink.com.

INTERNET COMMERCE CORPORATION
6025 The Corners Parkway
Suite 100
Norcross, GA 30092
(678) 533-8000

Internet Commerce Corporation (NasdaqCM: ICCA), headquartered in Norcross, Georgia, is a leader in providing business-to-business e-commerce solutions. Thousands of customers rely on ICC's comprehensive line of solutions, in-depth expertise and unmatched customer service to help balance cost, fit and function required to meet unique requirements for trading partner compliance, coordination and collaboration. With its software solutions, network services, hosted web applications, managed services and consulting services, ICC is the trusted provider of e-commerce solutions for businesses, regardless of size and level of technical sophistication, to connect them with their trading communities. For more information, visit www.icc.net.

JETS ACQUISITION SUB, INC.
6025 The Corners Parkway
Suite 100
Norcross, GA 30092
(678) 533-8000

Jets Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of ICC, was formed solely for the purpose of facilitating ICC's acquisition of EasyLink. Sub has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the Merger Agreement. Upon completion of the proposed merger, Sub will merge with and into EasyLink and will cease to exist, with EasyLink continuing as the surviving corporation.


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

                               THE SPECIAL MEETING

TIME, PLACE AND PURPOSE OF THE SPECIAL MEETING

This proxy statement is being furnished to EasyLink's stockholders as part of the solicitation of proxies by EasyLink's board of directors for use at the Special Meeting to be held at ___________ on ______, 2007 at ____, local time, or at any adjournment thereof. The purpose of the Special Meeting is for EasyLink's stockholders to consider and vote upon proposals to adopt the Merger Agreement, to elect eight directors to serve on EasyLink's board of directors, to ratify the selection of EasyLink's independent registered public accounting firm, to adjourn the Special Meeting, if necessary or appropriate, to permit the further solicitation of proxies, and to act on other matters and transact other business as may properly come before the Special Meeting.

A copy of the Merger Agreement is attached to this proxy statement as Annex A. In the event that there are not sufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement, stockholders may also be asked to vote upon a proposal to adjourn the Special Meeting to solicit additional proxies.

RECORD DATE, QUORUM AND VOTING POWER

EasyLink has fixed the close of business on _______, 2007 as the record date for the Special Meeting, and only holders of record of Common Stock on the record date are entitled to receive notice of, and to vote at, the Special Meeting. On the record date, there were ______ shares of Common Stock outstanding, with each share entitled to one vote.

The holders of a majority of the outstanding shares of Common Stock on the record date, represented in person or by proxy, will constitute a quorum for purposes of the Special Meeting. A quorum is necessary to hold the Special Meeting. In the absence of a quorum, the holders of Common Stock present or represented may, by majority vote, adjourn the meeting from time to time until a quorum shall be so present or represented. Shares of its own capital stock belonging on the record date to EasyLink or to another corporation of which a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by EasyLink, will neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit EasyLink's right to vote stock, including its own stock, held by it in a fiduciary capacity.

REQUIRED VOTE

The adoption of the Merger Agreement requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter. The election of directors will be determined by a plurality of the votes cast at the Special Meeting. The ratification of the selection of EasyLink's independent registered public accounting firm and the proposal to adjourn the Special Meeting, if necessary or appropriate, to permit further solicitation of proxies each requires the affirmative vote of a majority of the shares present and entitled to vote. In order for your shares of Common Stock to be included in the vote, if you are a stockholder of record, you must complete, sign and return the enclosed proxy card by mail or vote in person at the Special Meeting.

VOTING BY DIRECTORS AND EXECUTIVE OFFICERS

As of the record date:

     - EasyLink's directors held and were entitled to vote in the aggregate ______ shares of Common Stock, or approximately _____% of the outstanding shares of Common Stock; and

     - EasyLink's executive officers held and were entitled to vote in the aggregate ______ shares of Common Stock, or approximately _____% of the outstanding shares of Common Stock.

All of EasyLink's directors and executive officers have informed EasyLink that they intend to vote all of their shares of Common Stock "FOR" the adoption of the Merger Agreement and "FOR" the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.

HOW YOU CAN VOTE

You may vote your shares as follows:

     - Voting by Mail. If you choose to vote by mail, simply mark your proxy, date and sign it, and return it in the postage-paid envelope provided.

     - Voting in Person. You can also vote by appearing and voting in person at the Special Meeting.

If you vote your shares of Common Stock by submitting a proxy, your shares will be voted at the Special Meeting as you indicated on your proxy card. If no instructions are indicated on your signed proxy card, all of your shares of Common Stock will be voted "FOR" the adoption of the Merger Agreement, the election of directors, the ratification of the selection of EasyLink's independent registered public accounting firm and any proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement. However, no proxy voted against the proposal to adopt the Merger Agreement will be voted in favor of any adjournment of the Special Meeting to solicit additional proxies. You should return a properly completed proxy by mail even if you plan to attend the Special Meeting in person and thus ensure that your shares will be represented at the Special Meeting if you are unable to attend.

HOW YOU MAY REVOKE YOUR PROXY OR CHANGE YOUR VOTE

If you are a stockholder of record and submit a proxy by returning a signed proxy card by mail, your shares will be voted at the Special Meeting as you indicate on your proxy card. If you sign your proxy card but no voting instructions are indicated, your shares of Common Stock will be voted "FOR" the adoption of the Merger Agreement, the election of directors, the ratification of the selection of EasyLink's independent registered public accounting firm and any proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement.

If your shares are held in "street name" by your broker, bank, trustee or other nominee, you should instruct your nominee how to vote your shares using the instructions provided by them. If you have not received such voting instructions or require further information regarding such voting instructions, contact your broker, bank, trustee or other nominee for directions on how to vote your shares. Under applicable rules, brokers who hold shares in "street name" for customers may not exercise their voting discretion with respect to the approval of non-routine matters such as the proposal for adoption of the Merger Agreement, and thus, without specific instructions from the beneficial owner of such shares, brokers are not empowered to vote such shares with respect to the adoption of the Merger Agreement (that is, "broker non-votes"). Shares of Common Stock held by persons attending the Special Meeting but not voting, or shares for which EasyLink has received proxies with respect to which holders have abstained from voting, will be considered abstentions. Abstentions and properly executed broker non-votes, if any, will be treated as shares that are present and entitled to vote at the Special Meeting for purposes of determining whether a quorum exists and will not affect the outcome of the vote regarding the election of directors, the ratification of the selection of EasyLink's independent registered public accounting firm or the adjournment, if necessary or appropriate, to permit further solicitation of proxies, but will have the same effect as a vote "AGAINST" adoption of the Merger Agreement.

Failure to vote your proxy or to vote in person will have the same effect as a vote "AGAINST" adoption of the Merger Agreement, but will not affect the outcome of the vote regarding the election of directors, the ratification of the selection of EasyLink's independent registered public accounting firm or the adjournment, if necessary or appropriate, to permit further solicitation of proxies.

You may revoke your proxy or change your vote at any time before the vote is taken at the Special Meeting. To revoke your proxy, you must advise EasyLink's Corporate Secretary, in writing, at EasyLink Services Corporation, 33 Knightsbridge Road, Piscataway, New Jersey 08854, Attn: Corporate Secretary, or submit a proxy by mail dated after the date of the proxy you wish to revoke, or attend the Special Meeting and vote your shares in person. Attendance at the Special Meeting will not by itself constitute revocation of a proxy.

Please note that if you have instructed your broker, bank, trustee or other nominee to vote your shares, the options for revoking your proxy or changing your vote described in the paragraph above do not apply and instead you must follow the directions provided by your broker, bank, trustee or other nominee to change those instructions.

EXPENSES OF PROXY SOLICITATION

EasyLink will pay the costs of soliciting proxies for the Special Meeting. EasyLink's officers, directors and employees may solicit proxies by telephone, mail, facsimile or in person. However, they will not be paid for soliciting proxies. Upon request, EasyLink will pay the reasonable expenses incurred by record holders of Common Stock who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy materials to the beneficial owners of the shares they hold of record.

ADJOURNMENTS

Although it is not currently expected, the Special Meeting may be adjourned for the purpose of soliciting additional proxies. Any adjournment may be made without notice (if the adjournment is for not more than 30 days) other than by an announcement made at the Special Meeting of the time, date and place of the adjourned meeting. In the event that there is present, in person or by proxy, sufficient favorable voting power to secure the vote of EasyLink's stockholders necessary to adopt the Merger Agreement, EasyLink does not anticipate that it will adjourn the Special Meeting unless it is advised by counsel that failure to do so could reasonably be expected to result in a violation of U.S. federal securities laws. Any signed proxies received by EasyLink in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow EasyLink's stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned.

APPRAISAL RIGHTS

Under Delaware law, if you do not vote for adoption of the Merger Agreement and prior to the adoption of the Merger Agreement at the Special Meeting you make a written demand and you strictly comply with the other statutory requirements of the DGCL, you may elect to receive, in cash, in lieu of the $5.80 per share merger consideration, the fair value of your shares of Common Stock as determined by the Delaware Court of Chancery. This value could be more or less than or the same as the merger consideration.

In order to exercise appraisal rights, a holder must demand and perfect the rights in accordance with Section 262 of the DGCL, the full text of which is set forth in Annex D to this proxy statement. Your failure to follow the procedures set forth in Section 262 of the DGCL will result in the loss of your appraisal rights. See "Appraisal Rights".

                                 SPECIAL FACTORS

This discussion of the merger is qualified in its entirety by reference to the Merger Agreement, which is attached to this proxy statement as Annex A. You should read the entire Merger Agreement carefully, as it is the legal document that governs the merger.

BACKGROUND OF THE MERGER

EasyLink's board of directors and management regularly review EasyLink's business and operations, as well as strategic alternatives available to maximize stockholder value, including, among others, continuing to operate as an independent public company, making acquisitions or being acquired by a strategic or financial acquirer. Over the course of the last several years, EasyLink's management has engaged in discussions with various companies in its market seeking strategic arrangements, none of which resulted in discussions that progressed beyond the preliminary stage or purchase proposals.

In this context, Mr. Murawski had high level discussions with Thomas Stallings, the chief executive officer of ICC, and his representative regarding the historical performance of their respective businesses, their vision for the industry and potential synergies of combining Electronic Data Interchange ("EDI") service offerings.

On October 13, 2006, ICC delivered to EasyLink's board of directors a written proposal to acquire all of EasyLink's outstanding Common Stock for $4.75 per share in an all-stock transaction. The proposal contemplated a 30-day exclusivity period for ICC to complete due diligence. On October 20, 2006, EasyLink's board of directors met to discuss this proposal and decided that Mr. Murawski, along with independent directors Mr. Holzer and Mr. Duff, should meet with ICC.

On November 17, 2006, representatives of ICC, including representatives of ICC's financial advisor, Oppenheimer & Co., met with Messrs. Murawski, Duff and Holzer to discuss ICC's proposal.

At a meeting on December 4, 2006, EasyLink's board of directors met and unanimously resolved to form a special committee composed of independent directors to make recommendations to the full board of directors as to whether
(1) EasyLink should continue to pursue its current business strategy or should pursue a strategic transaction, and (2) any proposed strategic transaction (including the ICC proposal) was in the best interests of EasyLink and its stockholders. EasyLink's board of directors appointed Messrs. Petrillo (who would serve as Chairman), Holzer and Raney to serve on the special committee.

In early December 2006, the special committee engaged Pillsbury Winthrop Shaw Pittman LLP ("PWSP"), EasyLink's regular outside corporate counsel, to serve as legal adviser to the special committee. Over the first two weeks of December, the special committee met several times (with representatives of PWSP in attendance) to discuss various organizational matters, including the proposed process for making recommendations and the desirability of hiring a financial adviser. On December 22, 2007, EasyLink's board of directors engaged AGC to act as EasyLink's financial advisor in connection with evaluating strategic alternatives for EasyLink, including any business combination of EasyLink.

Over the next several weeks, AGC conducted meetings with EasyLink's management and gathered financial and operating information about EasyLink and market information with a view to providing feedback on ICC's proposal and generally advising as to the matters within the special committee's mandate. Shortly thereafter, AGC contacted ICC and several other parties that had previously approached EasyLink and expressed an interest in acquiring all or part of the business and notified them that it had been retained by EasyLink to assist it in evaluating its strategic alternatives, including a potential sale.

On January 11, 2007, the special committee met with representatives of AGC and PWSP to discuss the status of AGC's work. AGC made a general presentation regarding various strategic and financial alternatives for EasyLink. The presentation considered the relative price performance of the Common Stock over historical periods, certain valuation metrics, a comparable company overview, comparable operating and valuation statistics and comparable valuation analyses. Based on this analysis, AGC recommended that EasyLink initiate a process whereby potential strategic and financial purchasers would be contacted to determine their interest in pursuing a potential business combination with EasyLink. The special committee resolved to recommend this course of action to EasyLink's full board of directors.

On January 12, 2007, EasyLink's board of directors (other than Mr. Murawski) met with AGC and PWSP and approved the special committee's recommendation that a sale process be initiated.

The following week, AGC initiated discussions with third parties, including ICC, regarding a potential business combination with EasyLink. Upon the execution of a confidentiality and standstill agreement (the "NDA") parties were sent a confidential information memorandum describing EasyLink, its historical performance and its business prospects, and given the opportunity to meet with EasyLink's management. The standstill provisions of the NDA provided, among other things, that the party would not acquire, directly or indirectly, any securities or property of EasyLink (subject to certain exceptions) unless EasyLink's board of directors approved such acquisition.

On January 19, 2007, EasyLink received an unsolicited letter from ICC dated January 18, 2007, publicly proposing to acquire all of the outstanding Common Stock for $5.00 per share in ICC stock or cash (with the cash portion of the offer capped at $13.75 million). The offer was to be kept open until 5:00 p.m. on January 23, 2007 and contemplated entering into a 30-day exclusivity period.

The special committee and then the full board of directors met to consider the ICC offer. The special committee and the full board of directors unanimously concluded that given the early stage in the sale process that they had recently initiated and the lack of liquidity of ICC common stock, it would be premature to enter into exclusive discussions with ICC relating to ICC's most recent offer, and that they would continue to pursue all interested parties in order to maximize value for EasyLink's stockholders. AGC contacted ICC to notify them of the decision and to suggest that ICC sign the NDA to receive confidential, non-public information that could potentially impact their offer. ICC declined to sign the NDA or meet with EasyLink management.

On January 23, 2007, the proposal set forth in ICC's January 18, 2007 letter expired.

On January 31, 2007, EasyLink received an unsolicited letter from J2 Global Communications, Inc. ("J2") publicly proposing to acquire all of the outstanding Common Stock for $4.50 per share in cash. That letter also stated that J2 objected to the standstill language in the NDA and therefore would not sign it.

Over the next two weeks, representatives of AGC and EasyLink were in regular contact with a number of parties to advance the due diligence process and to negotiate other aspects of a proposed transaction.

On February 7, 2007, PWSP provided to AGC a draft acquisition agreement to be reviewed and commented upon by the third parties in the sale process. On February 5, AGC contacted parties who had expressed an interest in acquiring EasyLink and requested that they submit preliminary indications of interest by February 15, 2007. The draft agreement was circulated with the bid request letter.

On February 12, 2007, ICC signed the NDA, received the confidential information memorandum and began its due diligence review.

At a meeting of EasyLink's board of directors on February 16, 2007, AGC presented an overview of the initial indications of interest received from third parties. AGC reported that it had contacted or had been contacted by 77 potential strategic and financial parties and that numerous third parties had expressed interest in potentially evaluating an acquisition of EasyLink. Twenty-eight parties had signed NDAs and received EasyLink's confidential information memorandum. Eleven parties had meetings or conferences with EasyLink's management. As a result of this preliminary process, EasyLink received seven bids to acquire all or parts of EasyLink. Four of the parties, including ICC, were invited to the second round. The parties were chosen based, among other things, on their stated interest in EasyLink, past history of completing transactions, their comments on a merger agreement and the terms of their initial indications of interest, including price, form of consideration, financing contingencies and ability to finance the transaction, required approvals and conditions and timeline to closing. PWSP advised EasyLink's board of directors as to its fiduciary duties under Delaware law. EasyLink's board of directors discussed the benefits of hiring, and authorized the special committee to engage, a second investment banking firm to deliver a fairness opinion in connection with any proposed transaction that resulted from the sale process.

Over the following week, representatives of AGC contacted each of the four parties that were invited to participate in the second round to negotiate additional matters in their indications of interest. Over the course of their involvement in the bidding process, each of the parties conducted further financial, legal and operational due diligence during the following weeks through various meetings and conference calls with EasyLink's management and AGC, as well as the review of documents in the data room or as requested by the parties.

On February 21 and February 23, 2007, AGC provided updates to the special committee and on February 27 to EasyLink's board of directors on the ongoing diligence process by the four bidders, including proposed timing for completing a transaction.

On March 3, 2007, the special committee discussed the terms of ICC's preliminary offer, particularly the financing structure and commitment. PWSP advised the special committee that the proposed financing structure would almost certainly require a vote of ICC's stockholders under current Nasdaq rules, potentially extending the timeline for completing a transaction beyond the other proposals and creating additional risk that ICC stockholders would not approve the financing structure.

At a meeting of EasyLink's board of directors held on March 9, 2007, AGC provided an update on the ongoing process. Two of the bidders had withdrawn from the process. AGC compared the preliminary offers that EasyLink had received from the two remaining bidders, including ICC and a second bidder ("Bidder 1"). AGC compared the amount and form of consideration, payment of transaction expenses, financing structure, employee benefits provisions, conditions to closing and timing to execution of a definitive merger agreement with each bidder. AGC also reported that both bidders refused to continue the process beyond this point without the execution of an exclusivity agreement. EasyLink's board of directors, upon recommendation by the special committee, concluded that the offer from Bidder 1 was superior to ICC's offer and unanimously approved the signing of an exclusivity agreement until March 20, 2007 with Bidder 1.

From March 9 to March 19, 2007, EasyLink's management, PWSP, AGC, Bidder 1's management and Bidder 1's legal counsel negotiated the legal and business terms of a merger agreement.

At a meeting of EasyLink's board of directors held on March 19, 2007, EasyLink's management discussed that Bidder 1 had agreed to the terms of a merger agreement and that it was substantially complete. However, Bidder 1 had requested that the exclusivity agreement be extended for an additional week because Bidder 1 needed additional time to create the documentation for the financing of the transaction. EasyLink's board of directors, upon recommendation by the special committee, unanimously approved extending the exclusivity agreement for up to one additional week. PWSP gave a presentation on the terms of the proposed merger agreement and the board of directors' fiduciary duties under Delaware law. AGC and Pharus made financial presentations to the board of directors reviewing the work they had completed to assess the fairness of the proposed transaction and the assumptions made in the course of their respective analyses. AGC and Pharus delivered their respective oral opinions subsequently confirmed by delivery of written opinions to the effect that, as of that date, based upon and subject to the considerations set forth in such opinions, the consideration to be received by EasyLink's stockholders pursuant to the Merger Agreement was fair from a financial point of view to EasyLink's stockholders. The special committee unanimously concluded that it recommend to EasyLink's board of directors the proposed merger agreement with Bidder 1. EasyLink's board of directors then agreed to reconvene within one week as it considered the special committee's recommendation and as Bidder 1 finalized its financing documentation.

On March 26, 2007, at a meeting of EasyLink's board of directors, EasyLink's management discussed that Bidder 1 had contacted management to inform them that as a result of the proposed transaction Bidder 1 would need to completely recapitalize its debt structure. Accordingly, Bidder 1 had advised that its financing documentation was taking longer than anticipated and it would require an additional ten-day period of exclusivity. EasyLink's board of directors discussed and deliberated their options, including the alternative of approaching ICC. AGC discussed that approaching ICC at this point likely would not speed up the process or improve the offer for EasyLink because (i) ICC would require that EasyLink sign an exclusivity agreement with ICC, which in effect would require EasyLink to stop the process with Bidder 1, (ii) ICC's proposed offer and terms were not as favorable as Bidder 1's, and (iii) ICC's lenders, York Capital Management, LLC ("York"), would also have to perform diligence in order to complete the financing. EasyLink's board of directors further deliberated and decided that management should have a discussion with Bidder 1's management directly to address the board of directors' concerns and request that Bidder 1 reaffirm its commitment to the transaction by including new terms to the proposed merger agreement that would compensate EasyLink in the event Bidder 1 could not obtain financing for the transaction.

The special committee met twice on March 30, 2007 to deliberate over discussions with Bidder 1's management, including the proposal to add new terms to the proposed merger agreement that would compensate EasyLink if Bidder 1's financing did not materialize. EasyLink's management updated the special committee that Bidder 1 had communicated to them that day that they were still working on finalizing the terms of their financing and would require at a minimum an additional two weeks before they could sign a definitive merger agreement. In addition, Bidder 1 would not agree to sign the proposed merger agreement with new terms or enter into a modified form of exclusivity agreement before they could sign a definitive merger agreement. The special committee considered the new information and unanimously approved that it recommend to EasyLink's board of directors that EasyLink re-approach ICC about a possible transaction.

At a meeting of EasyLink's board of directors held on March 30, 2007, the special committee provided the board of directors with the information that had been discussed at the special committee meetings of the same date. AGC communicated that ICC had sent them an unsolicited email stating that ICC had not seen any transaction involving EasyLink announced in the press and ICC was still interested in a possible transaction. Upon discussion and deliberation of the new information, EasyLink's board of directors unanimously approved the special committee's recommendation to re-approach ICC. AGC then approached ICC and requested it to re-submit an offer.

On April 4, 2007 EasyLink received a revised written proposal from ICC. AGC updated the special committee on the terms of ICC's written proposal and indicated that there was no new information concerning Bidder 1's ability to secure financing necessary to consummate a transaction. The special committee decided to continue the negotiation process with ICC, and directed AGC and PWSP to negotiate better terms with ICC including a higher price.

Over the course of the next week, EasyLink's management, AGC, PWSP and ICC negotiated the terms of the proposed transaction. Among other things, ICC indicated that the execution of a voting agreement by each officer and director of EasyLink and by Federal Partners, L.P. (EasyLink's largest stockholder) agreeing to vote in favor of the proposed ICC transaction would be a requirement of any ICC offer. The special committee met on April 6, 2007 (with representatives of AGC, PWSP and Mr. Murawski) to discuss the ICC offer. The special committee indicated that the minimum working capital provisions that ICC had proposed were unacceptable.

On April 10, 2007, the special committee (with representatives of AGC, PWSP and Mr. Murawski present) discussed the status of Bidder 1's financing. Based on Bidder 1's likely timing for receiving a financing commitment, the special committee recommended that EasyLink enter into a limited exclusivity period with ICC. EasyLink's board of directors met the same day and approved the special committee's recommendation to move forward with ICC and to seek to improve the terms of their offer, and authorized the special committee to do so.

On April 11, 2007 EasyLink received an updated offer from ICC. The special committee met with representatives of PWSP, AGC and Mr. Murawski to discuss the current status of the ICC offer. Based on the updated terms, the special committee approved EasyLink's entering into an exclusivity agreement granting ICC exclusivity until April 26, 2007 pursuant to the terms of ICC's updated offer. The exclusivity agreement was executed later that day.

On April 13, 2007, PWSP furnished to ICC and ICC's counsel a draft of the Merger Agreement and the voting agreement.

On April 17 and 18, 2007, ICC and representatives of Oppenheimer & Co. and AGC attended due diligence presentations at EasyLink's headquarters in New Jersey. At these sessions, representatives of ICC discussed EasyLink's business with various members of EasyLink's management, including Mr. Murawski and Michael Doyle, EasyLink's Vice President and Chief Financial Officer. Over the following two weeks, EasyLink's management, PWSP, AGC, ICC's management and ICC's legal counsel negotiated the legal and business terms of the Merger Agreement. During the same time period, York also conducted due diligence in connection with the financing of the transaction.

On April 26, 2007, AGC provided an update to EasyLink's board of directors on ICC's proposal, including that ICC expected to finalize the financing commitment from York but that neither EasyLink nor its advisors had seen any documentation pertaining to the financing commitment. Since the exclusivity agreement with ICC had lapsed, AGC was able to verify that Bidder 1 was still in the process of its recapitalization and, though Bidder 1 was still interested in a possible business combination with EasyLink, until the recapitalization was completed, Bidder 1 could not consider a business combination. EasyLink's board of directors discussed the financing status for both Bidder 1 and ICC and concluded that ICC was further along in the process. The board of directors decided that management and AGC would request the financing documentation from York and authorized the special committee to extend the exclusivity period with ICC if the special committee determined that such action was appropriate.

On April 26, 2007, the special committee approved extending the exclusivity agreement with ICC until April 30, 2007, and such extension was executed by EasyLink and ICC.

At a regularly scheduled meeting of the board of directors held on May 1, 2007, PWSP gave a presentation on the terms of the Merger Agreement and the board of directors' fiduciary duties under Delaware law. AGC and Pharus made financial presentations to the board of directors reviewing the work they had completed to assess the fairness of the proposed transaction and the assumptions made in the course of their respective analyses. AGC and Pharus delivered their respective oral opinions, which were subsequently confirmed by delivery of written opinions dated May 1, 2007, to the effect that, as of that date, based upon and subject to the considerations set forth in such opinions, the consideration to be received by EasyLink's stockholders pursuant to the Merger Agreement was fair from a financial point of view to EasyLink's stockholders. Upon discussion and deliberation, the board of directors, on the recommendation of the special committee, unanimously adopted resolutions that, among other things, approved and declared the Merger Agreement and the transactions contemplated thereby to be advisable and in the best interests of EasyLink and its stockholders, authorized and approved the Merger Agreement and the transactions contemplated thereby, recommended that EasyLink's stockholders adopt the Merger Agreement and authorized EasyLink's management to execute the Merger Agreement, subject to the finalization of the Merger Agreement and review of the financing documentation from York.

From May 1 to May 3, 2007, EasyLink's management, PWSP, ICC's management and ICC's legal counsel finalized the remaining non-material items in the Merger Agreement. ICC's counsel provided draft and final copies of the financing documentation from York. On May 3, 2007, EasyLink and ICC executed the Merger Agreement. Concurrently with the execution of the Merger Agreement, EasyLink's directors and executive officers and Federal Partners, L.P. entered into separate voting agreements with ICC.

On May 3, 2007, EasyLink and ICC issued a joint press release publicly announcing the execution of the Merger Agreement and, on May 4, 2007, EasyLink filed a Form 8-K with the Securities and Exchange Commission (the "SEC"), including the press release, the Merger Agreement and a form of voting agreement as exhibits.

RECOMMENDATIONS OF THE SPECIAL COMMITTEE AND EASYLINK'S BOARD OF DIRECTORS

EasyLink's board of directors formed the special committee to evaluate the merger and related transactions and to solicit and evaluate other proposed transactions to acquire all or a substantial portion of EasyLink's stock or assets. In addition, the special committee was charged with recommending action to EasyLink's full board of directors with respect to the merger and other proposals. The special committee consists entirely of directors who are not officers or employees of EasyLink and who will not have an economic interest in EasyLink following the merger. The special committee acted with the advice and assistance of outside legal and financial advisors.

The special committee unanimously approved the Merger Agreement and determined the merger advisable, fair to and in the best interests of EasyLink and its unaffiliated stockholders. The special committee unanimously recommended that EasyLink's board of directors approve the Merger Agreement and the merger and that EasyLink's board of directors submit the Merger Agreement to its stockholders and recommend that its stockholders adopt the Merger Agreement. The special committee considered a number of factors, as more fully described above under "--Background of the Merger" and below under "--Reasons for the Special Committee's Recommendation", in determining to recommend that EasyLink's board of directors approve the merger and the Merger Agreement.

After careful consideration, EasyLink's board of directors, acting upon the recommendation of the special committee, unanimously:

     - determined that the merger, the Merger Agreement and the transactions contemplated by the Merger Agreement are advisable, fair to and in the best interests of EasyLink and its unaffiliated stockholders;

     -    approved the merger and the Merger Agreement; and

     - resolved to recommend that EasyLink's stockholders vote "FOR" the adoption of the Merger Agreement.

REASONS FOR THE SPECIAL COMMITTEE'S RECOMMENDATION

In reaching its conclusions described above, the special committee considered the factors set forth below, each of which the special committee believes supported its conclusions, but none of which is listed in any relative order of importance:

     - the current and historical market prices of Common Stock, including the market price of Common Stock relative to those of peer industry participants and general equity markets indices, and the fact that the merger consideration represented a premium of 44% over the 180-day trading average on May 1, 2007;

     - its belief that the merger was the best alternative to EasyLink's unaffiliated stockholders and EasyLink, taking into account the uncertain returns to such stockholders in light of EasyLink's business operations, financial condition, strategy and prospects, as well as the risks of achieving those returns, the nature of EasyLink's industry and general economic and market conditions;

     - the potential value to EasyLink's stockholders that might result from other strategic alternatives available to EasyLink, including, among other things, remaining a company with publicly traded common stock, entering or acquiring strategically complementary businesses or acquiring other businesses in its existing business lines and the execution risks associated with those alternatives, compared to the risks and benefits of the merger;

     - the financial presentations of AGC and Pharus, including their respective opinions, each dated May 1, 2007, to EasyLink's board of directors as to the fairness, from a financial point of view and as of the date of each such opinion, to the unaffiliated holders of Common Stock of the merger consideration to be received by such holders, as more fully described below under "Fairness Opinions", in the full text of AGC's written opinion attached as Annex B to this proxy statement and in the full text of Pharus' written opinion attached as Annex C to this proxy statement;

     - the fact that the merger consideration to be received by EasyLink's unaffiliated stockholders is all cash, so that the merger allows EasyLink's unaffiliated stockholders to realize immediately a fair value, in cash, for their investment and provides certainty of value to EasyLink's unaffiliated stockholders for their shares;

     - the special committee's belief that the terms of the Merger Agreement were favorable to EasyLink's unaffiliated stockholders, noting in particular:

               - the fact that, subject to compliance with the terms and conditions of the Merger Agreement, EasyLink is permitted to terminate the Merger Agreement, prior to stockholder adoption of the Merger Agreement, in order to enter into a permitted alternative acquisition agreement that EasyLink's board of directors believes in good faith constitutes a superior proposal, upon the payment to ICC of the Termination Fee of $2,500,000 (representing approximately 3.9% of the total enterprise value of the transaction), which amount was viewed by the special committee as reasonable in light of the benefits of the merger to EasyLink's stockholders and the sale process conducted on EasyLink's behalf;

               - the obligation of ICC, subject to the terms and conditions of the Merger Agreement, to pay to EasyLink the Termination Fee of $2,500,000 (representing approximately 3.9% of the total enterprise value of the transaction) if ICC fails to complete the merger as and when required by the Merger Agreement; and

               - the limited number and nature of the conditions to ICC's obligation to complete the merger and the limited risk of non-satisfaction of such conditions; and

     - ICC's delivery to EasyLink of a debt commitment letter from York that represented sufficient cash to pay the merger consideration.

The special committee also believed the process by which EasyLink entered into the Merger Agreement was fair. In reaching that conclusion, the special committee considered, in addition to the factors described above, the following:

     - the fact that the negotiation of the transaction was conducted entirely under the oversight of the special committee, which:

               - consists entirely of directors who are not officers or employees of EasyLink and who will not have an economic interest in EasyLink following the merger;

               - was given authority to, among other things, consider, negotiate and evaluate the terms of any proposed transaction, including the Merger Agreement, and any alternative; and

               - had ultimate authority to decide whether to proceed with a transaction, subject to approval of the Merger Agreement by EasyLink's board of directors.

     - the fact that the special committee was advised by legal and financial advisors who assisted the special committee in evaluating and negotiating the merger;

     - the fact that the terms and conditions of the Merger Agreement were the product of negotiations between the special committee and its advisors, on the one hand, and ICC and its advisors, on the other hand;

     - the fact that the Merger Agreement requires the adoption by a majority of the votes cast by all of EasyLink's stockholders; and

     - the absence of any bid competitive with ICC's proposal despite EasyLink's public announcement that it had received such a proposal and a sale process during which 77 potential strategic and financial buyers were contacted and 28 of such potential buyers were provided with a confidential information memorandum inviting the submission of a competing bid.

For the reasons discussed above, the special committee believes that the merger is procedurally fair to EasyLink's unaffiliated stockholders despite the fact that the special committee did not retain an unaffiliated representative to act solely on behalf of EasyLink's unaffiliated stockholders. In light of the factors described above, and the fact that the use of a special committee of independent and disinterested directors is a mechanism well-recognized to ensure fairness in transactions of this type, the special committee did not consider it necessary to (and therefore did not) retain an unaffiliated representative to act solely on behalf of EasyLink's unaffiliated stockholders.

The special committee also took into account a number of potentially adverse factors concerning the merger, including, without limitation, the following:

     - the risk that the merger might not close in a timely manner or at all, including the risk that the merger will not occur if ICC fails to obtain the approval of its stockholders for the issuance of shares of ICC's common stock and the amendment to ICC's certificate of incorporation as contemplated by the bank financing for the merger, as well as the costs of a failure to complete the merger, including employee attrition and potential negative effects on customer relationships;

     - the fact that EasyLink is entering into the Merger Agreement with a newly-formed corporation with essentially no assets;

     - the merger consideration consists of cash and will therefore be taxable to EasyLink's stockholders for U.S. federal income tax purposes;

     - the opportunities for growth and the potential for increased stockholder value if EasyLink were to remain an independent company with publicly traded equity securities and the fact that EasyLink's unaffiliated stockholders will not participate in any future appreciation of EasyLink's value;

     - the fact that, in order for EasyLink to terminate the Merger Agreement to accept a superior proposal, EasyLink must, in addition to complying with certain other terms and conditions of the Merger Agreement, pay the Termination Fee to ICC;

     - the restrictions placed on EasyLink's activities prior to closing of the merger as a result of the restrictive covenants included in the Merger Agreement, which may prevent EasyLink from capitalizing on business opportunities that may arise before completion of the merger;

     - the fact that EasyLink's directors and executive officers have interests in the merger that are different from those of EasyLink's other stockholders generally; and

     - the disruption to EasyLink's business operations and diversion of management focus and resources from other strategic opportunities because of the pending merger.

The special committee did not consider EasyLink's net book value, which is an accounting concept, to be a factor in determining the substantive fairness of the transaction to EasyLink's unaffiliated stockholders because the special committee believed that net book value is not a material indicator of the value of EasyLink's equity but rather an indicator of historical costs. The special committee also did not consider the liquidation value of EasyLink's assets as indicative of its value primarily because of its belief that the liquidation value would be significantly lower than EasyLink's value as an ongoing business and that, due to the fact that EasyLink is being sold as an ongoing business, the liquidation value is irrelevant to a determination as to whether the merger is fair to EasyLink's unaffiliated stockholders.

The foregoing discussion of the information and factors considered by the special committee, while not exhaustive, includes the material considerations discussed by the special committee. In view of the wide variety of factors considered by the special committee and the complexity of these matters, the special committee did not find it practicable to, and did not, quantify or otherwise assign relative or specific weight or values to any of these factors, and individual members of the special committee may have given different weights to different factors. The special committee approved and recommended that EasyLink's board of directors approve the merger based upon its belief that the positive factors relating to the merger outweigh the negative factors, in light of the totality of information presented to and considered by it.

FAIRNESS OPINIONS

     FAIRNESS OPINION OF AGC

     On December 22, 2006, EasyLink engaged AGC to act as its financial advisor in evaluating potential strategic alternatives including a potential sale of EasyLink. On May 1, 2007, AGC rendered its oral opinion (subsequently confirmed by delivery of a written opinion dated May 1, 2007) to EasyLink's board of directors that, as of that date, and based on and subject to the matters stated in the opinion, the consideration to be offered to EasyLink's stockholders in the merger was fair, from a financial point of view, to such stockholders.

     THE FULL TEXT OF THE WRITTEN OPINION, DATED MAY 1, 2007, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE OPINION UNDERTAKEN IN CONNECTION WITH THE OPINION, IS ATTACHED AS ANNEX B TO THIS PROXY STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE. THIS OPINION DOES NOT CONSTITUTE A RECOMMENDATION AS TO HOW ANY STOCKHOLDER SHOULD VOTE IN CONNECTION WITH THE MERGER AGREEMENT OR ANY OTHER MATTER RELATED THERETO. THE FOLLOWING IS A SUMMARY OF AGC'S OPINION AND THE METHODOLOGY IT USED TO RENDER ITS OPINION. YOU SHOULD READ THIS OPINION IN ITS ENTIRETY.

     AGC's opinion and analyses were only one of many factors considered by EasyLink's board of directors in its evaluation of the offer and should not be viewed as determinative of the views of EasyLink's board of directors with respect to the offer.

     AGC's advisory services and opinion were provided for the information and assistance of EasyLink's board of directors, and its special committee, in connection with their respective considerations of the merger. AGC was not asked to, and did not, express any opinion as to whether EasyLink should engage in the transactions contemplated by the Merger Agreement on the terms set forth therein. AGC's opinion does not address the underlying business decision to enter into the Merger Agreement or the relative merits of the Merger Agreement as compared to other business strategies available to EasyLink.

     In arriving at its opinion, AGC reviewed and considered the following financial and other information and other matters it deemed relevant, among other things:

          - The Merger Agreement, including the financial terms of the merger;

          - EasyLink's Annual Reports on Form 10-K for the three fiscal years ended December 31, 2006, 2005 and 2004;

          - Certain interim reports to stockholders and EasyLink's Quarterly Reports on Form 10-Q;

          - Certain business, financial and other information regarding EasyLink that was publicly available or furnished to AGC by EasyLink's management; and

          - Certain internal financial forecasts regarding EasyLink furnished to AGC by EasyLink's management (the "EasyLink Forecasts").

     In addition, AGC took the following actions:

          - Held discussions with EasyLink's management concerning EasyLink's business, past and current operations, financial condition and future prospects, including discussions with EasyLink's management concerning the EasyLink Forecasts and the risks and uncertainties of EasyLink continuing to pursue an independent strategy;

          - Compared EasyLink's historical performance to management's historical forecasts;

          - Participated in discussions and negotiations among representatives of EasyLink, ICC and their respective financial and legal advisors;

          -    Prepared an analysis of EasyLink's discounted cash flows;

          - Compared EasyLink's historical and present financial condition with those of other companies that AGC deemed relevant;

          - Compared the proposed financial terms of the Merger Agreement with the financial terms of certain other business combinations and transactions that AGC deemed relevant;

          - Considered bids received from third parties to acquire all or part of EasyLink and the results of AGC's extensive efforts to solicit indications of interest and definitive proposals with respect to a sale of EasyLink;

          -    Reviewed the stock price and trading history of the Common Stock;

          - Considered the qualified opinion of EasyLink's auditors in 2000, 2001, 2002, 2003, 2004 and 2005 that stated that EasyLink has a working capital deficiency and an accumulated deficit that raised doubt about its ability to continue as a going concern;

          - Considered other information and analyses to the extent deemed relevant by AGC; and

          - Conducted discussions with certain members of EasyLink's board of directors.

     In conducting its review and arriving at its opinion, AGC assumed and relied, without independent investigation, upon the accuracy and completeness of all financial and other information provided to it by EasyLink or that was publicly available. AGC did not undertake any responsibility for the accuracy, completeness or reasonableness of, or attempt to independently verify, such information. In addition, AGC did not conduct nor did it assume any obligation to conduct any physical inspection of EasyLink's properties or facilities. AGC further relied upon the assurance of EasyLink's management that management was unaware of any facts that would make such information incomplete or misleading in any respect. For the purposes of the analyses described below, certain of the estimated data for EasyLink were based on the internal estimates of EasyLink's management. AGC, with EasyLink's consent, assumed that the financial forecasts that it examined were reasonably prepared by EasyLink's management on bases reflecting the best currently available estimates and good faith judgments of such management as to EasyLink's future performance.

     In preparing its opinion, AGC performed a variety of financial and comparative analyses as described below. In arriving at its opinion, AGC did not ascribe a specific range of values to EasyLink, but rather made its determination as to the fairness, from a financial point of view, to EasyLink's stockholders of the consideration to be offered to such stockholders in the merger on the basis of financial and comparative analyses.

     The preparation of a fairness opinion is a complex analytical process that involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances, and, therefore, a fairness opinion is not easily summarized. Furthermore, in arriving at its opinion, AGC did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, AGC believes that its analyses must be considered as a whole and that considering any portion without considering all analyses and factors as a whole could create a misleading or incomplete view of the process underlying its opinion.

     The following is a summary of the material financial analyses performed by AGC in connection with the delivery of its opinion to EasyLink. In order to fully understand AGC's financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of AGC's financial analyses.

          Other Bids Received in EasyLink's Public Auction Process

          AGC considered bids received from third parties to acquire all or part of EasyLink and the results of AGC's extensive efforts to solicit indications of interest and definitive proposals with respect to a sale of EasyLink. AGC directly contacted or was contacted by 77 potential buyers of EasyLink and received a number of alternative bids for EasyLink. In addition, the public announcement of offers to buy EasyLink by ICC on January 19, 2007 and by J2 on February 1, 2007, along with a press release issued by EasyLink on January 19, 2007 stating that EasyLink's board of directors had formed a committee of independent directors to review strategic alternatives, including possible mergers, ensured that all potential buyers of EasyLink were aware of the process undertaken by EasyLink's board of directors and were provided an opportunity to bid on EasyLink. The public auction process yielded alternative bids to acquire all of the Common Stock for prices ranging from $4.50 to $6.00 per share in cash. Prior to entering into the Merger Agreement, EasyLink had been in advanced negotiations with a bidder offering $6.00 per share in cash. EasyLink elected to abandon these negotiations when it became clear that the bidder had not secured adequate financing to enable it to consummate its bid. After abandoning these negotiations and prior to entering into the Merger Agreement, EasyLink again approached the bidder, at which time the bidder re-confirmed that it still had not successfully arranged adequate financing.

          Premiums Paid Analysis

          AGC reviewed the premiums paid by acquirers in 113 public technology M&A transactions involving U.S.-based targets announced between January 1, 2006 and April 30, 2007.

          AGC compared the premiums with regard to the share prices at one day, 30 days, 60 days and 90 days before the announcement of the selected transactions with the premiums implied by the merger consideration of $5.80, to EasyLink share prices at similar time periods prior to January 19, 2007, the date on which ICC publicly announced it had submitted to EasyLink's board of directors an unsolicited proposal to acquire EasyLink.

          The table below indicates that the selected precedent premiums for one day, 30 days, 60 days and 90 days before the announcement of the selected transactions since 2006 range between 22% and 31%. AGC selected premiums observed in transactions since 2006 in order to reflect the current level of premiums in its considerations. These precedent premiums compare to the premiums observed for the merger consideration relative to EasyLink's share price at similar periods in time as indicated in the table below.

PREMIUM AS OF                   MEDIAN OF SELECTED TRANSACTIONS   EASYLINK
-------------                   -------------------------------   --------
1 day prior to announcement                   22%                    60%
30 days prior to announcement                 27%                   103%
60 days prior to announcement                 30%                   102%
90 days prior to announcement                 31%                    80%

          AGC noted that the per share merger consideration of $5.80 was above the range implied by the foregoing analysis.

          Precedent Transaction Analysis

          Using publicly available information and estimates, AGC reviewed and compared the purchase prices and multiples paid in nine acquisitions that AGC, based on its experience, deemed relevant to arriving at its opinion. The selected transactions were:

TARGET                                              ACQUIRER
------                                              ------------------------
BISYS Group, Inc. (Information Services Group)      Open Solutions Inc.
Carreker Corporation                                CheckFree Corporation
Click Commerce Inc.                                 Illinois Tool Works Inc.
Docucorp International, Inc.                        Skywire Software
G International Inc. (IBM's EDI & BES Businesses)   GXS, Inc.
Print, Inc.                                         Pitney Bowes, Inc.
ProQuest Company (Business Solutions Segment)       Snap-on Incorporated
QRS Corporation                                     Inovis, Inc.
SOURCECORP, Inc.                                    Apollo Management L.P.

          AGC calculated the transaction value (defined as target equity market capitalization at announcement of transaction plus debt minus cash) to the last 12 months ("LTM") earnings before interest, taxes, depreciation and amortization ("EBITDA") multiples of the selected transactions.

          The table below presents the results of the analysis:

MULTIPLE                          MEDIAN OF SELECTED TRANSACTIONS   EASYLINK
--------                          -------------------------------   --------
Transaction Value to LTM EBITDA                 8.1x                  9.3x

          Based on the median multiple of 8.1x transaction value to LTM EBITDA, AGC calculated an implied per share equity value of $4.94 for EasyLink. AGC noted that the per share merger consideration of $5.80 was above the value implied in the foregoing analysis.

          Comparable Company Analysis

          Using publicly available information, AGC reviewed and compared specific financial and operating data relating to EasyLink with selected companies that AGC deemed comparable to EasyLink. AGC selected publicly traded business services companies based on their general similarity to EasyLink in the mix and characteristics of their businesses. AGC included in the review of comparable companies the following companies:

               -    Crawford & Company

               -    Genesys S.A.

               -    Internet Commerce Corporation

               -    Premiere Global Services, Inc.

               -    StarTek, Inc.

               -    TRX, Inc.

          AGC calculated and compared each comparable company's enterprise value (defined as equity value plus net debt plus minority interest and preferred stock) as a multiple of its LTM EBITDA and as a multiple of its adjusted operating income (defined as operating income excluding extraordinary and non-recurring items). AGC calculated these multiples based on closing market prices on April 30, 2007. Using publicly available information and projections provided by EasyLink's management, AGC also calculated and analyzed these multiples for EasyLink using the merger consideration of $5.80 per share.

          The table below presents the results of this analysis:

                                           MEDIAN OF COMPARABLE
MULTIPLE                                         COMPANIES        EASYLINK
--------                                   --------------------   --------
Enterprise Value to LTM EBITDA                      7.2x             9.3x
Enterprise Value to LTM Operating Income           18.4x            29.7x

          Based on a median LTM EBITDA multiple of the selected companies as set out above of 7.2x, AGC calculated a per share equity value of $4.34, and, based on a median LTM adjusted operating income multiple of 18.4x, AGC calculated a per share equity value of $3.51. AGC noted that the per share merger consideration of $5.80 was above the range implied by the foregoing.

          Discounted Cash Flows Analysis

          Using financial projections provided by EasyLink's management, AGC calculated the net present value of the unlevered, after-tax free cash flows that EasyLink's business is forecasted to generate for the financial years 2007 through 2011 plus the present value of the terminal value of EasyLink's business at the end of the financial year 2011. To estimate the terminal values of EasyLink at the end of the forecasted period, AGC applied a range of EBITDA multiples of 4.0x to 6.0x to projected 2011 EBITDA and a range of terminal growth rates of 3.0% to 5.0%. AGC discounted the after-tax cash flows through financial year 2011 and the terminal value back to December 31, 2007, using discount rates between 30.0% and 33.0%. This range was based on an analysis of EasyLink's weighted average cost of capital and took into account macro-economic assumptions, the risks associated with EasyLink's relative size, historical performance relative to management forecasts and other appropriate factors.

          Based on the implied present value of the free cash flows and the implied present value of terminal value indications, adjusted for the net debt as of March 31, 2007, AGC estimated a range of per share value of $3.78 to $5.70 for EasyLink. AGC noted that the per share merger consideration of $5.80 was above the range implied by the foregoing analysis.

          Limitations of Financial and Comparative Analyses

          AGC employed several analytical methodologies, and no one method of analysis should be regarded as critical to the overall conclusion reached by AGC. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. The conclusion reached by AGC was based on all analyses and factors taken as a whole and also on application of AGC's experience and judgment, which may involve significant elements of subjective judgment and qualitative analyses. Due to the inherent differences between businesses, operations and prospects, and the reasons for and the circumstances surrounding each transaction, no company, transaction or business used in the foregoing analyses as a comparison is identical to EasyLink or the proposed transaction, and an evaluation of those analyses cannot rely solely on the quantitative results. Rather, AGC's analyses involved complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or transactions analyzed. In its analyses, AGC made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond EasyLink's control. None of EasyLink, AGC or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses were not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth herein.

          For its services provided to EasyLink, AGC will be paid a total fee of $2,015,126 or 3.1% of the aggregate merger consideration, of which $300,000 has been received to date with the balance of the total fee to be paid to AGC at the time of the closing of the merger. In addition, EasyLink agreed to reimburse AGC for all reasonable out-of-pocket expenses incurred by AGC on EasyLink's behalf, provided expenses of AGC's legal counsel do not exceed $25,000 without EasyLink's prior consent. EasyLink also agreed to indemnify AGC against certain liabilities, including any which may arise under the federal securities laws.

     FAIRNESS OPINION OF PHARUS

     EasyLink's board of directors also retained Pharus to evaluate the fairness, from a financial point of view, to the public holders of Common Stock of the consideration to be received by such holders in the merger. On May 1, 2007, EasyLink's board of directors met to review the proposed merger and the terms of the Merger Agreement. During this meeting, Pharus reviewed with EasyLink's board of directors certain financial analyses as described below and rendered its oral opinion to EasyLink's board of directors, which opinion was confirmed by delivery of a written opinion, dated May 1, 2007, to the effect that, as of that date and based on and subject to the matters described in its opinion, the merger consideration was fair, from a financial point of view, to the public holders of Common Stock.

     THE FULL TEXT OF PHARUS' WRITTEN OPINION, DATED MAY 1, 2007, TO EASYLINK'S BOARD OF DIRECTORS, WHICH SETS FORTH, AMONG OTHER THINGS, THE PROCEDURES FOLLOWED, ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE SCOPE OF REVIEW UNDERTAKEN BY PHARUS IN RENDERING ITS OPINION, IS ATTACHED AS ANNEX C AND IS INCORPORATED INTO THIS PROXY STATEMENT BY REFERENCE IN ITS ENTIRETY. HOLDERS OF COMMON STOCK ARE ENCOURAGED TO READ THIS OPINION CAREFULLY IN ITS ENTIRETY. PHARUS' OPINION WAS PROVIDED TO EASYLINK'S BOARD OF DIRECTORS AND ITS SPECIAL COMMITTEE FOR THEIR INFORMATION IN CONNECTION WITH THEIR RESPECTIVE EVALUATIONS OF THE MERGER CONSIDERATION AND RELATES ONLY TO THE FAIRNESS, FROM A FINANCIAL POINT OF VIEW, OF THE MERGER CONSIDERATION TO BE RECEIVED BY THE HOLDERS OF COMMON STOCK, DOES NOT ADDRESS ANY OTHER ASPECT OF THE MERGER AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER AS TO HOW SUCH STOCKHOLDER SHOULD VOTE OR ACT WITH RESPECT TO ANY MATTERS RELATING TO THE MERGER. THE SUMMARY OF PHARUS' OPINION IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION.

     In arriving at its opinion, Pharus, among other things:

          -    reviewed a draft of the Merger Agreement dated April 25, 2007;

          - reviewed EasyLink's Annual Reports on Form 10-K for the fiscal years ended December 31, 2004, December 31, 2005 and December 31, 2006, the Amendment to its Annual Report on Form 10-K/A for the fiscal year ended December 31, 2006, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2006, June 30, 2006 and September 30, 2006, its internal financial statements for the fiscal quarter ended March 31, 2007 and its Current Reports on Form 8-K filed since February 7, 2006;

          - reviewed certain operating and financial information relating to EasyLink's business and prospects, including internal budgets for the four years ending December 31, 2007, interim management reports, and projections for the five years ending December 31, 2011, all as prepared and provided to it by EasyLink's management;

          - spoke with certain members of EasyLink's management regarding EasyLink's operations, financial condition, future prospects and projected operations and performance and regarding the merger, and spoke with representatives of AGC and EasyLink's counsel regarding EasyLink, the merger and related matters;

          - participated in discussions with the special committee and its counsel regarding EasyLink's projected financials results, among other matters;

          - reviewed certain business, financial and other information regarding EasyLink that was furnished to it by EasyLink through its management or was publicly available;

          - reviewed the historical market prices and trading volume for EasyLink's publicly traded securities;

          - reviewed certain other publicly available financial data for certain companies that Pharus deemed relevant for purposes of its analysis and publicly available transaction prices and premiums paid in other transactions that it deemed relevant for purposes of its analysis;

          - performed a discounted cash flow analysis based on the projected financial information provided by EasyLink's management; and

          - conducted such other financial studies, analyses and inquiries as it deemed appropriate.

     In connection with its review, Pharus relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished or otherwise made available to it, discussed with or reviewed by it, or publicly available, and did not assume any responsibility with respect to such data, material and other information. In addition, EasyLink's management advised Pharus, and Pharus assumed, that EasyLink's projected financial information provided to Pharus was reasonably prepared on bases reflecting the best currently available estimates and judgments of EasyLink's future financial results and condition. Pharus expressed no opinion with respect to such forecasts and projections or the assumptions on which they are based. Pharus also relied upon and assumed, without independent verification, that there has been no material change in EasyLink's assets, liabilities, financial condition, results of operations, business or prospects since the date of the most recent financial statements provided to Pharus, and that there is no information or facts that would make the information reviewed by Pharus incomplete or misleading. Pharus also assumed that neither EasyLink nor ICC is party to any material pending transaction, including, without limitation, any external financing (other than in connection with the merger), recapitalization, acquisition or merger, divestiture or spin-off (other than the merger or other publicly disclosed transactions).

     Pharus relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the agreements identified in the Merger Agreement and all other related documents and instruments that are referred to therein are true and correct, (b) each party to each such agreement, document or instrument will perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the completion of the merger will be satisfied without waiver thereof and (d) the merger will be completed in a timely manner in accordance with the terms described in the agreements provided to Pharus, without any amendments or modifications thereto or any adjustment to the aggregate consideration (through offset, reduction, indemnity claims, post-closing purchase price adjustments or otherwise). Pharus also relied upon and assumed, without independent verification, that all governmental, regulatory and other consents and approvals necessary for the completion of the merger will be obtained and that no delay, limitations, restrictions or conditions will be imposed.

     Pharus was not requested to make, and did not make, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (contingent or otherwise) of EasyLink, ICC or any other party. Furthermore, Pharus did not undertake independent analysis of any potential or actual litigation, governmental investigation, regulatory action, possible unasserted claims or other contingent liabilities to which EasyLink or ICC is a party or may be subject.

     Pharus' opinion addressed only the fairness, from a financial point of view, of the merger consideration to be received by the public holders of Common Stock and did not address any other aspect or implication of the merger or any other agreement, arrangement or understanding entered into in connection with the merger or otherwise. Pharus' opinion was necessarily based upon information made available to it as of the date of the opinion and financial, economic, market and other conditions as they existed and could be evaluated on the date of the opinion. Pharus' opinion did not address the relative merits of the merger as compared to alternative transactions or strategies that might be available to EasyLink, nor did it address EasyLink's underlying business decision to proceed with the merger. Except as described above, EasyLink's board of directors imposed no other limitations on Pharus with respect to the investigations made or procedures followed in rendering the opinion.

     In preparing its opinion to EasyLink's board of directors, Pharus performed a variety of financial and comparative analyses, including those described below that were the material financial analyses reviewed with EasyLink's board of directors in connection with Pharus' opinion. The summary of Pharus' analyses described below is not a complete description of such analyses underlying Pharus' opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. Pharus arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis. Accordingly, Pharus believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying its analyses and opinion.

     In its analyses, Pharus considered industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond EasyLink's control. No company, transaction or business used in Pharus' analyses as a comparison is identical to EasyLink or the proposed merger, and an evaluation of the results of those analyses is not entirely mathematical. Rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or transactions analyzed. The estimates contained in Pharus' analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, the estimates used in, and the results derived from, Pharus' analyses are inherently subject to substantial uncertainty.

     Pharus was not requested to, and it did not, recommend the specific consideration payable in the merger, which consideration was determined between EasyLink and ICC, and the decision to enter into the merger was solely that of the special committee and EasyLink's board of directors. Pharus' opinion and financial analyses were only one of many factors considered by the special committee in its evaluation of the merger and should not be viewed as determinative of the views of the special committee, EasyLink's board of directors or EasyLink's management with respect to the merger or the merger consideration.

     The following is a summary of the material financial analyses reviewed with EasyLink's board of directors in connection with Pharus' opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand Pharus' financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Pharus' financial analyses.

          Review of Sales Process

          Pharus reviewed the sale process undertaken by Easylink. Pharus was advised that AGC contacted a total of 77 potential strategic and financial buyers. Of these potential buyers, 28 executed confidentiality agreements and received confidential evaluation materials, 11 participated in one or more meetings with EasyLink's management and four submitted final written bids.

          Comparison of Merger Consideration to Historical Stock Prices

          Pharus reviewed the merger consideration of $5.80 in cash per share to be received by the holders of Common Stock to EasyLink's historical stock prices. The following table summarizes this analysis:

          PREMIUM OF THE MERGER CONSIDERATION RELATIVE TO STOCK PRICE AS OF APRIL 30, 2007:

Stock Price as of April 30, 2007 of $5.14                   12.8%
52-Week High as of April 30, 2007 of $5.45                   6.4%
52-Week Low as of April 30, 2007 of $2.45                  136.7%
30-Day Average Stock Price as of April 30, 2007 of $5.11    13.5%
90-Day Average Stock Price as of April 30, 2007 of $5.01    15.7%

          Pharus also compared the merger consideration to EasyLink's closing stock price on January 12, 2007, one week prior to the announcement made by EasyLink regarding the board of directors' decision to explore strategic alternatives. The following table summarizes this analysis:

          PREMIUM OF THE MERGER CONSIDERATION RELATIVE TO STOCK PRICE AS OF JANUARY 12, 2007:

Stock Price as of January 12, 2007 of $3.07                   88.9%
52-Week High as of January 12, 2007 of $4.45                  30.3%
52-Week Low as of January 12, 2007 of $2.52                  130.2%
30-Day Average Stock Price as of January 12, 2007 of $2.80   107.1%
90-Day Average Stock Price as of January 12, 2007 of $3.02    92.1%

          Premium Paid Analysis

          Pharus compared the premium being offered to EasyLink's stockholders in the merger to the premiums (discounts) paid in 17 merger and acquisition transactions involving publicly-traded companies in the business services sector completed between January 1, 2005 and April 30, 2007 with implied transaction equity consideration between $20,000,000 to $250,000,000. Pharus derived the high and low and the mean and median premiums (discounts) paid over the targets' stock prices one, seven, ten, 30 and 90 trading day(s) before the transaction announcement from the available data. The premiums (discounts) for these merger and acquisition transactions were compared to the merger consideration and to EasyLink's closing stock price on April 30, 2007 and January 12, 2007. The following table summarizes the results of this analysis and also compares these results with the premium implied by the merger consideration.

                                MERGER CONSIDERATION
                                       PREMIUM                 PRECEDENT TRANSACTION
                            ----------------------------         PREMIUM / DISCOUNT
                             Current      Price Before     -----------------------------
                            Price (1)   Announcement (2)    Low     High   Mean   Median
                            ---------   ----------------   ----    -----   ----   ------
PREMIUM AS OF THE DATE        12.8%           88.9%
PREMIUM BASED ON PRIOR TO
   THE DATE
1-Day                         13.7%           92.1%         2.1%   106.2%  36.6%   30.1%
7-Days                        12.2%           90.8%         0.6%   114.3%  37.8%   28.0%
10-Days                       12.6%          100.7%         1.4%   106.5%  37.6%   26.2%
30-Days                       14.4%          116.4%        (2.0)%  103.4%  41.1%   37.5%
90-Days                       30.0%           47.2%         5.0%   150.0%  54.4%   50.4%

(1)  As of April 30, 2007

(2)  As of January 12, 2007

          Discounted Cash Flow Analysis

          Pharus utilized the projected financial information prepared by EasyLink's management to derive debt-free cash flows for conducting a discounted cash flow analysis. The discounted cash flow analysis involved determining EasyLink's value at the end of the projection period. To calculate EasyLink's value at the end of the projection period, Pharus applied the Gordon Growth Perpetuity Model utilizing a range of risk-adjusted discount rates of 22% to 24% and a range of long-term growth rates of 2.0% to 3.0%. The risk-adjusted discount rates applied to discount the debt-free cash flows were based on a weighted average cost of capital analysis.

          The discounted cash flow analysis resulted in a share price range for the Common Stock of $5.10 to $5.81, which includes the value of EasyLink's net operating losses.

          Comparable Companies Analysis

          Pharus reviewed and analyzed selected historical and projected information about EasyLink provided by management and compared this information to certain financial information of six publicly traded companies that Pharus deemed to be reasonably comparable to EasyLink (the "Comparable Companies") for purposes of its analysis:

               -    Advant-E Corp.;

               -    Descartes Systems Group Inc.;

               -    Dicom Group plc;

               -    Genesys SA;

               -    Internet Commerce Corp.; and

               -    Premiere Global Services, Inc.

          Pharus reviewed, among other things, the Comparable Companies' enterprise value as a multiple of (i) actual LTM EBITDA and (ii) estimated EBITDA for each Comparable Company's fiscal year ending in 2007. The LTM was performed using the 12 months ended December 31, 2006 for Advant-E Corp., Descartes Systems Group Inc., Dicom Group plc, Genesys SA and Premiere Global Services, Inc., and the 12 months ended January 31, 2007 for Descartes Systems Group Inc. and Internet Commerce Corp. The following table summarizes the results of the analysis.

           ENTERPRISE VALUE / EBITDA
         -----------------------------
                      PROJECTED FISCAL
         ACTUAL LTM       YEAR 2007
         ----------   ----------------
Mean         9.7x            9.1x
Median      11.1x           10.3x
High        17.9x           13.3x
Low          4.6x            8.5x

          For the purpose of the analysis, Pharus derived EasyLink's enterprise value using this methodology by multiplying selected multiples to EasyLink's LTM EBITDA ended March 31, 2007 and projected fiscal year 2007 EBITDA and taking the average of the two results. A comparative risk analysis between EasyLink and the Comparable Companies formed the basis for the selection of appropriate risk-adjusted multiples. The risk analysis incorporated both quantitative and qualitative risk factors, relating to, among other things, the nature of the industry in which EasyLink and the Comparable Companies are engaged, and EasyLink's relative performance against the Comparable Companies. Based on its analysis, Pharus calculated an EBITDA multiple range of 10.2x to 11.3x for EasyLink's March 31, 2007 EBITDA and a multiple range of 7.8x to 8.6x for projected Fiscal Year 2007 EBITDA.

          The Comparable Companies analysis resulted in a share price range for Common Stock of $5.80 to $6.54, which includes the value of EasyLink's net operating losses.

          Comparable Transactions Analysis

          Pharus reviewed and analyzed selected historical information about EasyLink provided by management and compared this information to the multiples exhibited in eight announced control acquisitions that Pharus deemed to be reasonably comparable for purposes of its analysis. The selected transactions differ significantly from the merger based on, among other things, the size of the transactions, the structure of the transactions and the dates that the transactions were announced and consummated. The transactions reviewed as part of the analysis included:

ACQUIRER                                      TARGET
--------                                      ------
Apollo Management                             Sourcecorp
Inovis                                        QRS
Open Solutions                                Bisys Information Services
Quadrangle Group and Thomas H. Lee Partners   West Corporation
Skywire Software                              Docucorp International
Snap-on                                       ProQuest Business Solutions
TransWorks Information Services               Minacs Worldwide
Vertical Communications                       Vodavi Technology

          Pharus calculated, among other information, the enterprise value implied by the purchase price in each selected transaction as a multiple of the target's actual LTM EBITDA based on publicly available information. The following table summarizes the results of this analysis.

                    TRANSACTION ENTERPRISE VALUE / LTM EBITDA

MEAN   MEDIAN   HIGH   LOW
----   ------   ----   ---
9.1x    9.3x    11.8x  5.8x

          The comparable transactions methodology involves multiplication of EBITDA by appropriate transaction multiples. Pharus derived EasyLink's enterprise value using this methodology by multiplying the selected multiples by EasyLink's actual LTM EBITDA. Based on its analysis, Pharus calculated a range of EasyLink's enterprise values to LTM EBITDA of 8.5x to 10.5x.

          This analysis resulted in a share price range for the Common Stock of $4.16 to $5.09.

          Valuation of Net Operating Losses

          Pharus performed a valuation of EasyLink's net operating losses, based on a utilization schedule and the projected financial results provided by EasyLink's management. Pharus calculated the estimated present value of the after-tax cash flows that would be realized as a result of reduced future cash tax payments. The analysis resulted in the net present value of net operating loss tax benefits at $3,600,000 to $3,800,000. The present value of the after-tax cash flows was computed based on a range of discount rates of 22% to 24%, which corresponded to EasyLink's estimated weighted average cost of capital.

          EasyLink's Hiring of Pharus

          EasyLink's board of directors selected Pharus based on Pharus' qualifications, experience and reputation and its familiarity with EasyLink and EasyLink's business. Pharus is an investment banking firm regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, leveraged buyouts, competitive biddings, private placements and valuations for corporate and other purposes.

          Prior to this engagement, Pharus had not provided financial advisory or investment banking services to Easylink. For its services provided to EasyLink, Pharus was paid a total fee of $375,000. In addition, EasyLink agreed to reimburse Pharus for all reasonable out-of-pocket expenses incurred by Pharus on EasyLink's behalf, provided such expenses do not exceed $25,000 without EasyLink's prior consent. EasyLink also agreed to indemnify Pharus against certain liabilities, including any which may arise under the federal securities laws.

REASONS FOR THE BOARD'S RECOMMENDATION

In reaching its conclusion regarding the fairness of the merger and its decision to approve the Merger Agreement and recommend the adoption of the Merger Agreement by EasyLink's stockholders, EasyLink's board of directors relied on the special committee's recommendations and the factors examined by the special committee as described above. In view of the wide variety of factors considered in connection with its evaluation of the merger, EasyLink's board of directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the foregoing factors in reaching its conclusion. In addition, individual members of EasyLink's board of directors may have given different weights to different factors and may have viewed some factors more positively or negatively than others. Rather, EasyLink's board of directors viewed its position as being based on the totality of the information considered by it. As part of its determination with respect to the merger, EasyLink's board of directors adopted the conclusion of the special committee and the analyses underlying the conclusion, based upon its view as to the reasonableness of such conclusion and analyses.

In light of the factors described above, and the fact that the use of a special committee of independent and disinterested directors is a mechanism well-recognized to ensure fairness in transactions of this type, EasyLink's board of directors did not consider it necessary to (and therefore did not) retain an unaffiliated representative to act solely on behalf of EasyLink's unaffiliated stockholders for purposes of negotiating the terms of the Merger Agreement or preparing a report concerning the fairness of the Merger Agreement and the transactions contemplated by the Merger Agreement, including the merger.

Based on the factors outlined above, EasyLink's board of directors determined that the merger, the Merger Agreement and the transactions contemplated by the Merger Agreement are advisable, fair to and in the best interests of EasyLink and its unaffiliated stockholders.

PURPOSES AND REASONS FOR THE MERGER AND PLANS FOR EASYLINK AFTER THE MERGER

The purpose of the merger for EasyLink is to enable EasyLink's stockholders (other than ICC or EasyLink or their respective subsidiaries or dissenting stockholders) to realize immediately the value of their investment in EasyLink through their receipt of the per share merger price of $5.80, in cash, without interest, representing a premium of approximately 11% to the closing market price of Common Stock on May 3, 2007, the last trading day before the announcement of the execution of the Merger Agreement. In this respect, the special committee and EasyLink's board of directors believed that the merger was more favorable to such stockholders than any other alternative reasonably available to EasyLink and its stockholders because of the uncertain returns to such stockholders in light of EasyLink's business, operations, financial condition, strategy and prospects, as well as the risks involved in achieving those prospects, and general industry, economic and market conditions, both on a historical and on a prospective basis. For these reasons, and the reasons discussed under "--Reasons for the Board's Recommendation" above, EasyLink's board of directors determined that the merger, the Merger Agreement and the transactions contemplated by the Merger Agreement are advisable, fair to and in the best interests of EasyLink and its unaffiliated stockholders.

EasyLink's board of directors decided to proceed with the Merger Agreement at this time because they believe that the merger is more favorable to EasyLink's unaffiliated stockholders than any other alternative reasonably available to EasyLink and its stockholders, including remaining as a stand-alone public company.

After completion of the merger, it is anticipated that EasyLink will continue its current operations, except that it will be a wholly owned subsidiary of ICC. ICC has advised EasyLink that ICC does not have any current plans or proposals that relate to or would result in an extraordinary corporate transaction following completion of the merger involving EasyLink's corporate structure, business or management, such as a merger, reorganization, liquidation, relocation of any operations or sale or transfer of a material amount of assets. ICC and EasyLink's management expect continuously to evaluate and review its business and operations following the merger and may develop new plans and proposals that they consider appropriate to maximize the value of EasyLink. ICC expressly reserves the right to make any changes it deems appropriate in light of such evaluation and review or in light of future developments.

CERTAIN EFFECTS OF THE MERGER

     EFFECT ON OUTSTANDING EASYLINK EQUITY

     As of the Effective Time, by virtue of the Merger Agreement and without any action on the part of any holder of shares of Common Stock, each issued and outstanding share of capital stock of Sub will be converted into and become one fully paid and non-assessable share of common stock, par value $0.01 per share, of the surviving corporation.

     Each share of Common Stock that is owned by EasyLink, ICC or any of their respective subsidiaries will automatically be canceled and retired and will cease to exist, and no consideration will be delivered in exchange therefor.

     Except as set forth below with respect to restricted stock owned by EasyLink's executive officers, upon completion of the merger, each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than those shares owned directly by ICC or EasyLink or their respective subsidiaries or dissenting stockholders) will be converted into the right to receive from the surviving corporation $5.80, in cash, without interest (the "Merger Consideration"). See "Proposal 1: The Merger Agreement--Treatment of Common Stock, Stock Options and Certain Restricted Stock". As of the Effective Time, all shares of Common Stock will no longer be outstanding and will automatically be canceled and retired and will cease to exist, and each holder of a certificate representing any Common Stock (a "Certificate") and each holder of Common Stock not represented by a Certificate (an "Uncertificated Share") will cease to have any rights with respect thereto, except the right, as provided in the Merger Agreement, to receive the Merger Consideration.

     ICC will be entitled to deduct and withhold from the Merger Consideration otherwise payable pursuant to the Merger Agreement to any holder of shares of Common Stock outstanding immediately prior to the Effective Time such amounts as may be required to be deducted and withheld with respect to the making of such payment under the Code or any provision of state, local or foreign tax law. To the extent that amounts are so withheld, such withheld amounts will be treated for all purposes of the Merger Agreement as having been paid to the holder of the shares of Common Stock outstanding immediately prior to the Effective Time in respect of which such deduction and withholding was made.

     TREATMENT OF OUTSTANDING OPTIONS AND CERTAIN RESTRICTED STOCK

     At the Effective Time, each EasyLink director holding an option to acquire shares of Common Stock with an exercise price per share that is less than $5.80 (whether of not vested) will be entitled to receive an amount in cash equal to the amount by which $5.80 exceeds the exercise price per share of Common Stock subject to the option for each share subject to the option, less any applicable withholding tax. All other outstanding options not held by EasyLink directors will be replaced by ICC with a substitute option to purchase shares of Class A common stock of ICC. Each substitute option will be subject to, and exercisable and vested on, comparable terms and conditions as applied to the option being replaced immediately prior to the Effective Time (provided, however, that vesting will be accelerated if the option holder's employment is terminated for any reason other than for cause), except that each substitute option will be exercisable for that number of shares of Class A common stock of ICC equal to the number of shares of Common Stock subject to that option multiplied by an Exchange Ratio (as defined in the Merger Agreement). Certain grants of restricted shares of Common Stock to EasyLink executives will be converted into restricted shares of Class A common stock of ICC equal to (i) the product of $5.80 per share and the number of shares of restricted stock held by that executive divided by (ii) a Volume Weighted Average Price (as defined in the Merger Agreement). Each such share of restricted stock of ICC replacing EasyLink restricted stock will be subject to the same vesting restrictions as applied to such restricted shares of Common Stock immediately prior to the Effective Time (provided, however, that vesting restrictions will lapse if the restricted stock holder's employment is terminated for any reason other than for cause). See "Proposal 1: The Merger Agreement--Treatment of Common Stock, Stock Options and Certain Restricted Stock".

     The Common Stock is currently registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is quoted on The Nasdaq Capital Market under the symbol "EASY". As a result of the merger, EasyLink will no longer be a publicly traded company, and there will be no public market for the Common Stock. After the merger, the Common Stock will cease to be quoted on The Nasdaq Capital Market, and price quotations with respect to sales of shares of Common Stock in the public market will no longer be available. In addition, registration of the Common Stock under the Exchange Act will be terminated. This termination will make certain provisions of the Exchange Act, such as the requirement of furnishing a proxy or information statement in connection with stockholders' meetings, no longer applicable to EasyLink. After completion of the merger, EasyLink will also no longer be required to file periodic reports with the SEC on account of Common Stock.

     EFFECT ON EASYLINK'S ORGANIZATION AND MANAGEMENT

     The officers of EasyLink immediately prior to the Effective Time will be the officers of the surviving corporation, until their respective successors are duly elected or appointed or qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the surviving corporation.

     The directors of Sub immediately prior to the Effective Time will be the directors of the surviving corporation, until their respective successors are duly elected or appointed or qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the surviving corporation.

     EasyLink's certificate of incorporation will be amended in the merger to be the same as the certificate of incorporation of Sub, as in effect immediately prior to the Effective Time, except that the corporate name of EasyLink will remain the corporate name of the surviving corporation, until thereafter changed or amended as provided therein or by applicable law.

     The bylaws of Sub as in effect immediately prior to the Effective Time will become the bylaws of the surviving corporation, until thereafter changed or amended as provided therein or by applicable law.

     INTERESTS OF EASYLINK'S DIRECTORS AND EXECUTIVE OFFICERS IN THE MERGER

     EasyLink is a party to employment agreements with each of Thomas Murawski (EasyLink's Chairman, President and Chief Executive Officer), Michael Doyle (EasyLink's Vice President and Chief Financial Officer), Richard Gooding (EasyLink's Executive Vice President and General Manager), Gary MacPhee (EasyLink's Executive Vice President and General Manager) and Frank Graziano (EasyLink's Senior Vice President of Corporate Development). All of these persons are referred to in this proxy statement as EasyLink's "executive officers". In addition, EasyLink is a party to a severance and change of control agreement with each of its executive officers other than Mr. Murawski (whose change of control arrangements are set forth in his employment agreement).

     Mr. Murawski's employment agreement provides that, in the event of his termination of employment by EasyLink for any reason other than death, disability or "cause" (as defined in the employment agreement) or by Mr. Murawski for "good reason" (as defined in the employment agreement), Mr. Murawski will be entitled to receive either (i) continuation of his base salary plus his target bonus for the year in which the termination has occurred (assuming performance at the 100% level for all applicable measures) and participation in EasyLink's standard health insurance and 401(k) plans for 12 months after the date of termination, or (ii) a lump sum equal to 12 months' base salary plus his target bonus for the year in which the termination has occurred (assuming performance at the 100% level for all applicable measures). In addition, if EasyLink terminates Mr. Murawski's employment without cause within three months before or six months after the Effective Time, or if Mr. Murawski terminates his employment for good reason within six months after the Effective Time, then all of Mr. Murawski's outstanding stock options and other equity-based awards granted under EasyLink's equity incentive plans or pursuant to individual agreements with EasyLink will become fully vested and exercisable. Further, if the Effective Time occurs before the termination of Mr. Murawski's employment or within three months after a termination of his employment without cause or within three months after Mr. Murawski terminates his employment for good reason, he will be entitled to receive upon the Effective Time a cash payment equal to 2.5% of the consideration received by the holders of Common Stock pursuant to the merger. If any of the payments to Mr. Murawski under his employment agreement would be subject to the excise tax imposed by Section 4999 of the Code, Mr. Murawski will be entitled to receive a gross-up payment that would entitle him to retain, after payment of all additional taxes on the gross-up payment, an amount equal to the amount of the excise tax.

     The severance and change of control agreements with EasyLink's executive officers other than Mr. Murawski provide for severance pay in the amount of six months' salary upon termination of such executive officer's employment without "cause" (as defined in the relevant agreement) at any time, or if such executive officer terminates his employment for "good reason" (as defined in the relevant agreement) within six months after a "change of control" (as defined in the relevant agreement) provided that such executive officer signs a waiver and release of claims. If EasyLink terminates such executive officer's employment without cause within three months before or six months after a change of control, or if such executive officer terminates his employment for good reason within six months after a change of control, then all of such executive officer's outstanding equity-based awards will fully vest. The completion of the merger will constitute a change of control for purposes of the severance and change of control agreements.

     EFFECT ON OWNERSHIP INTEREST IN EASYLINK AFTER THE MERGER; BENEFICIAL AND DETRIMENTAL EFFECTS

     In considering the recommendation of EasyLink's board of directors with respect to the Merger Agreement, holders of shares of Common Stock should be aware that EasyLink's directors and executive officers have interests in the merger that may be different from, or in addition to, those of EasyLink's stockholders generally. These interests may create potential conflicts of interest. EasyLink's board of directors was aware of these potential conflicts of interest and considered them, among other matters, in reaching its decision to approve the Merger Agreement and to recommend that EasyLink's stockholders vote in favor of adopting the Merger Agreement.

          Stock Holdings and Stock Options

          At the Effective Time, each EasyLink director holding an option to acquire shares of Common Stock with an exercise price per share that is less than $5.80 (whether of not vested) will be entitled to receive an amount in cash equal to the amount by which $5.80 exceeds the exercise price per share of Common Stock subject to the option for each share subject to the option, less any applicable withholding tax. All other outstanding options not held by EasyLink directors will be replaced by ICC with a substitute option to purchase shares of Class A common stock of ICC. Each substitute option will be subject to, and exercisable and vested on, comparable terms and conditions as applied to the option being replaced immediately prior to the Effective Time (provided, however, that vesting will be accelerated if the option holder's employment is terminated for any reason other than for cause), except that each substitute option will be exercisable for that number of shares of Class A common stock of ICC equal to the number of shares of Common Stock subject to that option multiplied by an Exchange Ratio (as defined in the Merger Agreement).

          The table below sets forth, as of March 31, 2007, for each of EasyLink's directors:

               -    the number of shares of Common Stock currently held;

               - the amount of cash that will be paid in respect of such shares upon completion of the merger;

               - the number of options entitled to payment, whether or not vested;

               - the amount of cash that will be paid in respect of cancellation of such option upon completion of the merger; and

               - the total amount of cash that will be received by such person in respect of such shares and options upon completion of the merger.

          All dollar amounts are gross amounts and do not reflect deductions for income taxes and other withholding. In each case with respect to options owned by directors, the payment is calculated by multiplying the number of shares subject to each option by the amount, if any, by which $5.80 exceeds the exercise price of the option. The Merger Agreement requires EasyLink's board of directors to take all actions necessary to cause all outstanding stock options to be canceled as of the Effective Time.

                     COMMON STOCK OWNED       OPTIONS SUBJECT TO
                    AS OF MARCH 31, 2007       BEING CASHED OUT
                   ----------------------   ----------------------       TOTAL
NAME               SHARES   CONSIDERATION   SHARES   CONSIDERATION   CONSIDERATION
----               ------   -------------   ------   -------------   -------------
Thomas Murawski    40,657      $206,131     80,600      $118,890        $325,021
Peter J. Holzer    32,258      $163,548      6,000      $  8,500        $172,048
Eric J. Zahler     20,000      $101,400      6,000      $  8,500        $109,900
John C. Petrillo   16,129      $ 81,774      6,000      $  8,500        $ 90,274
George Knapp        8,064      $ 40,884     10,000      $ 21,100        $ 61,984
Robert Casale       6,451      $ 32,707     10,000      $ 21,100        $ 53,807
Dennis Raney        8,700      $ 44,109     10,000      $ 21,100        $ 65,209
Steve Duff          3,065      $ 15,540      8,000      $ 20,300        $ 35,840

          The table below sets forth, as of March 31, 2007, for each of EasyLink's executive officers:

               -    the number of shares of Common Stock currently held;

               - the amount of cash that will be paid in respect of such shares upon completion of the merger; and

               - the number of options that will be replaced by ICC with a substitute option to purchase shares of Class A common stock of ICC.

          All dollar amounts are gross amounts and do not reflect deductions for income taxes and other withholding. The Merger Agreement requires EasyLink's board of directors to take all actions necessary to cause all outstanding stock options to be canceled as of the Effective Time.


                                              OPTIONS THAT
                                                 WILL BE
                    COMMON STOCK OWNED          REPLACED
                   AS OF MARCH 31, 2007        BY ICC WITH
                  ----------------------   SUBSTITUTE OPTIONS
NAME (1)          SHARES   CONSIDERATION          SHARES
--------          ------   -------------   ------------------
Gary MacPhee       9,913   $ 50,259               61,000
Richard Gooding    8,391   $ 42,542               45,100
Michael Doyle     17,902   $ 90,763               36,000
Frank Graziano    22,754   $115,363               40,716

(1) Thomas Murawski is both a director and executive officer of EasyLink. Pursuant to the terms of the Merger Agreement, his options will be treated the same as EasyLink's other directors, as detailed in the previous table.

          No current EasyLink stockholder will, directly or indirectly, have any ownership interest in, or be a stockholder of, EasyLink immediately following the Effective Time. As a result, immediately following the merger, EasyLink's current unaffiliated stockholders will not benefit from any increase in EasyLink's value, nor will they bear the risk of any decrease in EasyLink's value. Following the merger, ICC will directly benefit from any increase in EasyLink's value and also will bear the risk of any decrease in EasyLink's value.

          In addition, the detriments of the merger to EasyLink's unaffiliated stockholders include that the receipt of the payment for their shares of Common Stock will be a taxable transaction for federal income tax purposes. See "--Material U.S. Federal Income Tax Consequences of the Merger" below.

          Shares of Restricted Stock

          Certain grants of restricted shares of Common Stock to EasyLink's executives will be converted into restricted shares of Class A common stock of ICC, equal to (i) the product of $5.80 per share and the number of shares of restricted stock held by that executive divided by
          (ii) a Volume Weighted Average Price (as defined in the Merger Agreement). Each such share of restricted stock of ICC replacing EasyLink restricted stock will be subject to the same vesting restrictions as applied to such restricted shares of Common Stock immediately prior to the Effective Time (provided, however, that vesting restrictions will lapse if the restricted stock holder's employment is terminated for any reason other than for cause).

          The table below sets forth, as of March 31, 2007, for each of EasyLink's executive officers, the number of restricted shares of Common Stock that will be converted into restricted shares of Class A common stock of ICC as a result of the merger.

                  SHARES THAT WILL CONVERT INTO RESTRICTED
NAME                  SHARES AS A RESULT OF THE MERGER       MARKET VALUE
----              ----------------------------------------   ------------
Thomas Murawski                     29,560                     $149,869
Michael Doyle                       14,976                     $ 75,928
Gary MacPhee                        13,509                     $ 68,490
Richard Gooding                     12,958                     $ 65,697
Frank Graziano                      12,824                     $ 65,017

     BENEFITS ACCRUING PRIOR TO OR UPON THE MERGER

     The Merger Agreement provides that EasyLink's directors and officers will be indemnified in respect of their past service and that ICC will maintain EasyLink's current directors' and officers' liability insurance, subject to certain conditions. See "Proposal 1: The Merger Agreement--Indemnification of Directors and Officers; Insurance".

     BENEFITS ACCRUING AFTER THE MERGER

     EasyLink's current executive officers will be the officers of the surviving corporation immediately after the Effective Time. It is anticipated that the service of EasyLink's directors will end at the Effective Time. Immediately after the Effective Time, the directors of Sub immediately prior to the Effective Time will become the directors of the surviving corporation, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.

EFFECTS ON EASYLINK IF THE MERGER IS NOT COMPLETED

In the event that the Merger Agreement is not adopted by EasyLink's stockholders or if the merger is not completed for any other reason, EasyLink's stockholders will not receive any payment for their shares of Common Stock in connection with the merger. Instead, EasyLink will remain an independent public company and the Common Stock will continue to be listed on The Nasdaq Capital Market. In addition, if the merger is not completed, EasyLink expects that management will operate the business in a manner similar to that in which it is being operated today and that EasyLink's stockholders will continue to be subject to the same risks and opportunities as they currently are with respect to their ownership of Common Stock. If the merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of the Common Stock, including the risk that the market price of the Common Stock may decline to the extent that the current market price of the Common Stock reflects a market assumption that the merger will be completed. Accordingly, if the merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of the Common Stock. If the merger is not completed for any reason, EasyLink's board of directors will evaluate and review from time to time EasyLink's business operations, properties, dividend policy and capitalization to, among other things, make such changes as are deemed appropriate and continue to seek to identify strategic alternatives to maximize stockholder value. If the Merger Agreement is not adopted by EasyLink's stockholders or if the merger is not completed for any other reason, there can be no assurance that any other transaction acceptable to EasyLink will be offered or that EasyLink's business, prospects or results of operations will not be adversely impacted.

Under certain circumstances, if the merger is not completed, EasyLink will be obligated to pay the Termination Fee to ICC. In addition, under certain circumstances, if the merger is not completed, ICC will be obligated to pay the Termination Fee to EasyLink. See "Proposal 1: The Merger Agreement--Termination Fees".

FINANCING

ICC's obligations to complete the merger are subject to a bank financing condition. See "Proposal 1: The Merger Agreement--Conditions to the Merger". The total amount of funds required to complete the merger and the related transactions, including repaying EasyLink's existing debt and payment of fees and expenses in connection with the merger, is anticipated to be approximately $67,000,000. This amount is expected to be provided through a combination of:

     - Between $20,000,000 and $30,000,000 (as determined by ICC) of Series A Senior Secured Convertible Notes (the "Series A Notes");

     - $30,000,000 Series B Senior Secured Convertible Notes (the "Series B Notes");

     - a possible $10,000,000 of additional Series A Notes if the purchaser of such notes elects to exercise additional investment rights to acquire additional notes on the same terms as the Series A Notes (the "Additional Investment Rights"); and

     -    cash on hand at the Effective Time.

Concurrently with execution of the Merger Agreement, ICC entered into a securities purchase agreement with certain accredited institutional investors affiliated with York, pursuant to which ICC will issue to such investors, in a private placement, the Series A Notes, the Series B Notes, warrants to purchase shares of ICC's class A common stock (the "ICC Warrants") and the Additional Investment Rights, all as more fully described in such securities purchase agreement, for an aggregate purchase price between $50,000,000 and $60,000,000, depending on the amount of Series A Notes that ICC elects to issue.

The Series A Notes will bear interest at the prime rate plus 75 basis points less an interest factor based on the performance of ICC's Class A common stock, as more fully described in the Series A Notes, and interest will be payable quarterly. The Series B Notes will bear interest at the prime rate plus 300 basis points less an interest factor based on the performance of ICC's Class A common stock, as more fully described in the Series B Notes, and interest will be payable quarterly. Both the Series A Notes and the Series B Notes will have a term of four years, will be repayable in 30 equal monthly installments of principal beginning 18 months after issuance and may be prepaid subject to a 25% prepayment penalty and certain other conditions, provided that ICC may prepay up to $15,000,000 of the Series B Notes from the proceeds of sales of assets subject to a 12.5% prepayment penalty.

The ICC Warrants will entitle the investors thereof to acquire an aggregate number of shares of ICC's Class A common stock equal to 30% of the principal amount of the Series B Notes divided by the least of (i) the arithmetic average of the volume weighted average price (as defined in such securities purchase agreement) for the 10 trading days prior to the closing of the merger, (ii) the closing price on the trading day immediately preceding the Effective Time and
(iii) $2.53. The ICC Warrants will be exercisable from the Effective Time until the fifth anniversary of the date a registration statement covering the resale of the shares issuable upon exercise of the ICC Warrants is declared effective by the SEC. The Additional Investment Rights will entitle the investors thereof to purchase additional notes having terms similar to the Series A Notes in an aggregate principal amount up to $10,000,000.

Under such securities purchase agreement, ICC is subject to certain limitations, including limitations on its ability to incur additional debt or sell assets, make certain investments and acquisitions, grant liens and pay dividends and distributions. ICC is also subject to financial covenants on a quarterly basis, which include minimum requirements for recurring revenue, EBITDA and the ratio of EBITDA to interest expense. Such securities purchase agreement contains certain events of default (many of which are subject to applicable cure periods), including, among others, the failure to make payments when due, defaults under other contractual obligations, change of control and non-compliance with covenants.

The issuance and sale of the securities pursuant to such securities purchase agreement will occur at the Effective Time, at which time ICC's subsidiaries will enter into guaranty agreements whereby each such subsidiary will guarantee the repayment of the Series A Notes and the Series B Notes and will provide a senior security interest in all or substantially all of their assets as collateral to secure such guarantees. At the Effective Time, ICC will also provide a senior security interest in all or substantially all of its assets, including the pledge of its shares of capital stock in its subsidiaries. All of the proceeds from such securities purchase agreement will be used to finance the merger.

Please refer to ICC's Form 8-K filed on May 9, 2007 for further information on such securities purchase agreement.

REMEDIES

EasyLink cannot seek specific performance to require ICC to complete the merger, and, if ICC fails to complete the merger in the circumstances described under "The Merger Agreement--Termination Fees and Expenses", ICC will be obligated to pay the Termination Fee to EasyLink. EasyLink's right to receive payment of the Termination Fee from ICC pursuant to the Merger Agreement does not limit EasyLink's remedies against ICC or Sub for any damages in excess of the Termination Fee suffered by EasyLink as a result of the failure of ICC or Sub to obtain the financing necessary to complete the merger.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

The following is a discussion of the material U.S. federal income tax consequences of the merger relevant to beneficial holders of Common Stock whose shares are converted into cash in the merger. This discussion is based on the provisions of the Code, existing, temporary and proposed U.S. Treasury Regulations, judicial authority and administrative rulings and practice in effect as of the date of this proxy statement, all of which are subject to changes that could materially affect the tax consequences discussed in the Merger Agreement, possibly on a retroactive basis.

This discussion applies only to beneficial holders of Common Stock that hold those shares as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income tax that may be relevant to you in light of your particular circumstances or that may apply to you if you are subject to special treatment under the U.S. federal income tax laws (including, for example, insurance companies, dealers in securities or foreign currencies, tax-exempt organizations, financial institutions, mutual funds, partnerships or other pass-through entities for U.S. federal income tax purposes, stockholders who hold shares of Common Stock as part of a hedge, straddle, constructive sale or conversion transaction, stockholders who acquired their shares of Common Stock through the exercise of employee stock options or other compensation arrangements (including holders of outstanding stock options or restricted stock) or stockholders who will hold (actually or constructively) an equity interest in ICC after the merger). In addition, the discussion does not address tax considerations to holders under state, local or non-U.S. tax law. No party to the merger will seek an opinion of counsel or a ruling from the Internal Revenue Service with respect to the U.S. federal income tax consequences discussed herein. Accordingly, there can be no assurance that the Internal Revenue Service will agree with the positions described in this proxy statement.

The U.S. federal income taxes of a partner in a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) holding Common Stock will depend on the status of the partner and the activities of the partnership (or other entity treated as a partnership for U.S. federal income tax purposes). Partners in a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) holding shares of Common Stock should consult their own tax advisors.

For purposes of this discussion, the term "U.S. holder" means a beneficial owner of Common Stock that is for U.S. federal income tax purposes:

     -    a citizen or individual resident of the U.S.;

     - a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the U.S. or any state or the District of Columbia;

     - a trust if it (i) is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

     - an estate the income of which is subject to U.S. federal income tax regardless of its source.

The term "non-U.S. holder" means a beneficial owner of Common Stock that is, for U.S. federal income tax purposes, neither a U.S. holder nor a partnership (or other entity treated as a partnership for U.S. federal income tax purposes).

          TAX TREATMENT TO U.S. HOLDERS

          The receipt of cash by U.S. holders in exchange for Common Stock in the merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder of Common Stock who receives cash in exchange for Common Stock in the merger will recognize gain or loss equal to the difference between:

               - the amount of cash received in exchange for such Common Stock, and

               -    the U.S. holder's adjusted tax basis in such Common Stock.

          Such gain or loss will be capital gain or loss and will be long-term capital gain or loss if such U.S. holder of Common Stock surrendered in the merger has held such stock for greater than one year as of the date of the merger. The deductibility of a capital loss recognized on the exchange is subject to limitations under the Code.

          Certain U.S. holders, including individuals, are eligible for preferential rates of U.S. federal income tax in respect of long-term capital gains. If you acquired different blocks of Common Stock at different times and different prices, you must calculate your gain or loss and determine your adjusted tax basis and holding period separately with respect to each block of Common Stock.

          TAX TREATMENT TO NON-U.S. HOLDERS

          A non-U.S. holder generally will not be subject to U.S. federal income tax with respect to gain recognized pursuant to the merger unless one of the following applies:

               - the gain is effectively connected with a non-U.S. holder's conduct of a trade or business within the U.S. and, if a tax treaty applies, the gain is attributable to a non-U.S. holder's U.S. permanent establishment; in such case, the non-U.S. holder will, unless an applicable tax treaty provides otherwise, generally be taxed on its net gain derived from the merger at regular graduated U.S. federal income tax rates and, in the case of a foreign corporation, may also be subject to the branch profits tax; or

               - a non-U.S. holder who is an individual holds Common Stock as a capital asset, is present in the U.S. for 183 or more days in the taxable year of the merger and certain other conditions are met; in such a case, the non-U.S. holder will be subject to a flat 30% tax on the gain derived from the merger, which may be offset by certain U.S. capital losses.

          BACKUP WITHHOLDING

          Certain non-corporate beneficial owners may be subject to backup withholding at a 28% rate on cash payments received in connection with the merger. Backup withholding will not apply, however, to a beneficial owner who (i) furnishes a correct taxpayer identification number and certifies that he, she or it is not subject to backup withholding on the substitute Form W-9 or successor form, (ii) provides a certification of foreign status on Form W-8 or successor form or (iii) is otherwise exempt from backup withholding.

          TREATMENT OF MERGER TO EASYLINK

          Under general U.S. federal income tax principles, the merger should not be a taxable event to EasyLink, and no gain or loss should be recognized by EasyLink for U.S. federal income tax purposes.

THE DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. EACH BENEFICIAL OWNER OF SHARES SHOULD CONSULT HIS, HER OR ITS OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO HIM, HER OR IT, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN TAX LAWS.

REGULATORY APPROVALS

The merger is not subject to the filing requirements of the HSR Act.

DELISTING AND DEREGISTRATION OF COMMON STOCK

If the merger is completed, the Common Stock will be delisted from The Nasdaq Capital Market and deregistered under the Exchange Act, and EasyLink will no longer file periodic reports with the SEC on account of the Common Stock.

FEES AND EXPENSES

In general, all fees and expenses incurred in connection with the merger will be paid by the party incurring those fees and expenses. If the Merger Agreement is terminated, EasyLink or ICC will, in specified circumstances, be required to pay the Termination Fee. See "Proposal 1: The Merger Agreement--Termination Fees". Fees and expenses incurred or to be incurred by EasyLink in connection with the merger and the related financings and other transactions contemplated by the Merger Agreement are estimated at this time to be as follows:

DESCRIPTION                                                  AMOUNT
-----------                                               -------------
Financing fees and expenses and other professional fees   $        0.00
Financial advisory, legal and accounting fees             $3,215,126.00
SEC filing fees                                           $    2,056,90
Printing, proxy solicitation and mailing costs            $   50,000.00
Miscellaneous                                             $        0.00
                                                          -------------
   Total                                                  $3,267,182.90
                                                          =============

These expenses will not reduce the Merger Consideration to be received by EasyLink's unaffiliated stockholders.

                                APPRAISAL RIGHTS

Under the DGCL, you have the right to demand appraisal of your Common Stock and to receive, in lieu of the Merger Consideration, payment in cash for the fair value of your Common Stock as determined by the Delaware Court of Chancery, exclusive of any element of value arising from the accomplishment of the merger, together with a fair rate of interest. Stockholders electing to exercise appraisal rights must strictly comply with the provisions of Section 262 of the DGCL in order to perfect their rights.

The following is intended as a brief summary of the material provisions of the Delaware statutory procedures required to be followed by a stockholder in order to demand and perfect appraisal rights and is qualified in its entirety by reference to Section 262 of the DGCL, the full text of which appears in Annex D to this proxy statement.

Section 262 of the DGCL requires that stockholders be notified that appraisal rights will be available not less than 20 days before the Special Meeting to vote on the adoption of the Merger Agreement. A copy of Section 262 of the DGCL must be included with such notice. This proxy statement constitutes EasyLink's notice to its stockholders of the availability of appraisal rights in connection with the merger in compliance with the requirements of Section 262 of the DGCL. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262 of the DGCL contained in Annex D, since failure to timely and properly comply with the requirements of Section 262 of the DGCL will result in the loss of your appraisal rights under Delaware law.

If you elect to demand appraisal of your shares, you must satisfy each of the following conditions:

     - you must be a holder of record of shares of Common Stock on the date that the written demand for appraisal is made, and you must continue to hold the shares of record through the Effective Time;

     - you must deliver to EasyLink a written demand for appraisal of your shares before the vote with respect to the Merger Agreement is taken at the Special Meeting, which written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against the adoption of the Merger Agreement (voting against or failing to vote for the adoption of the Merger Agreement by itself does not constitute a demand for appraisal within the meaning of
          Section 262 of the DGCL); and

     - you must not vote in favor of the adoption of the Merger Agreement (a vote in favor of the adoption of the Merger Agreement, by proxy or in person, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal).

If you fail to comply with any of these conditions and the merger is completed, you will be entitled to receive the cash payment for your shares of Common Stock as provided for in the Merger Agreement, but you will have no appraisal rights with respect to your shares of Common Stock. A proxy card that is signed and does not contain voting instructions will, unless revoked, be voted "FOR" the adoption of the Merger Agreement and will constitute a waiver of your right of appraisal and will nullify any previous written demand for appraisal. If the written demand for appraisal is made in accordance with the requirements of Delaware law, failure to vote against the proposal to adopt the Merger Agreement (that is, abstaining) will not operate as a waiver of your appraisal rights.

All demands for appraisal should be in writing and addressed to Corporate Secretary, EasyLink Services Corporation, 33 Knightsbridge Road, Piscataway, New Jersey 08854, Attention: Corporate Secretary, and must be delivered before the vote on the Merger Agreement is taken at the Special Meeting. All demands for appraisal should be executed by, or on behalf of, the record holder of the shares in respect of which appraisal is being demanded. The demand must reasonably inform EasyLink of the identity of the stockholder and the intention of the stockholder to demand appraisal of such holder's shares.

To be effective, a demand for appraisal by a holder of Common Stock must be made by, or in the name of, such registered stockholder, fully and correctly, as the stockholder's name appears on his or her stock certificate(s). The demand should specify the holder's name and mailing address and the number of shares registered in the holder's name and must state that the holder intends thereby to demand appraisal of the holder's shares in connection with the merger. BENEFICIAL OWNERS WHO DO NOT ALSO HOLD THE SHARES OF RECORD MAY NOT DIRECTLY MAKE APPRAISAL DEMANDS TO EASYLINK. THE BENEFICIAL HOLDER MUST, IN SUCH CASES, HAVE THE RECORD OWNER SUBMIT THE REQUIRED

DEMAND IN RESPECT OF THOSE SHARES. If shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made in that capacity, and if shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. A record owner, such as a broker, who holds shares as a nominee for others may exercise his or her right of appraisal with respect to the shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of the record owner.

IF YOU HOLD YOUR SHARES OF COMMON STOCK IN A BROKERAGE ACCOUNT OR IN OTHER NOMINEE FORM AND YOU WISH TO EXERCISE APPRAISAL RIGHTS, YOU SHOULD CONSULT WITH YOUR BROKER OR THE OTHER NOMINEE TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE MAKING OF A DEMAND FOR APPRAISAL BY THE NOMINEE.

Within 10 days after the Effective Time, the surviving corporation must give written notice that the merger has become effective to each stockholder who has properly filed a written demand for appraisal and who did not vote in favor of the Merger Agreement. At any time within 60 days after the Effective Time, any stockholder who has demanded an appraisal has the right to withdraw the demand and to accept the cash payment specified by the Merger Agreement for such stockholder's shares of Common Stock. Within 120 days after the Effective Time, either the surviving corporation or any stockholder who has complied with the requirements of Section 262 of the DGCL may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all stockholders entitled to appraisal. The surviving corporation has no obligation and has no present intention to file such a petition in the event there are dissenting stockholders. Accordingly, the failure of a stockholder to file such a petition within the period specified could nullify the stockholder's previously written demand for appraisal. Within 120 days after the Effective Time, any holder of Common Stock who has complied with the requirements for exercise of appraisal rights under Section 262 of the DGCL will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of shares not voted in favor of adoption of the Merger Agreement and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. The statement must be mailed to such holder within 10 days after a written request for the statement has been received by the surviving corporation.

If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the surviving corporation, the surviving corporation will then be obligated, within 20 days after receiving service of a copy of the petition, to provide the Delaware Court of Chancery with a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached. After notice to dissenting stockholders, the Delaware Court of Chancery is empowered to conduct a hearing upon the petition and to determine those stockholders who have complied with Section 262 of the DGCL and who have become entitled to the appraisal rights provided thereby. The Delaware Court of Chancery may require the stockholders who have demanded payment for their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and, if any stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder.

After determination of the stockholders entitled to appraisal of their shares of Common Stock, the Delaware Court of Chancery will appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. When the value is determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding, if the Delaware Court of Chancery so determines, to the stockholders entitled to receive the same, upon surrender by such holders of the certificates representing those shares.

In determining fair value and, if applicable, a fair rate of interest, the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc. ("Weinberger"), the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that "proof of value by any techniques or methods that are generally considered acceptable in the financial community and otherwise admissible in court" should be considered and that "fair price obviously requires consideration of all relevant factors involving the value of a company". The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be "exclusive of any element of value arising from the accomplishment or expectation of the merger". In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a "narrow exclusion [that] does not encompass known elements of value", but that rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court also stated that "elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered". YOU SHOULD BE AWARE THAT THE FAIR VALUE OF YOUR SHARES AS DETERMINED UNDER SECTION 262 OF THE DGCL COULD BE MORE, THE SAME OR LESS THAN THE VALUE THAT YOU ARE ENTITLED TO RECEIVE UNDER THE TERMS OF THE MERGER AGREEMENT.

Costs of the appraisal proceeding may be imposed upon the surviving corporation and the stockholders participating in the appraisal proceeding by the Delaware Court of Chancery as the Delaware Court of Chancery deems equitable in the circumstances. Upon the application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal. Any stockholder who had demanded appraisal rights will not, after the Effective Time, be entitled to vote shares subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares, other than with respect to payment as of a record date prior to the Effective Time; however, if no petition for appraisal is filed within 120 days after the Effective Time, or if the stockholder delivers a written withdrawal of such stockholder's demand for appraisal and an acceptance of the terms of the merger within 60 days after the Effective Time, then the right of that stockholder to appraisal will cease and that stockholder will be entitled to receive the cash payment for such holder's shares of Common Stock pursuant to the Merger Agreement. Any withdrawal of a demand for appraisal made more than 60 days after the Effective Time may only be made with the written approval of the surviving corporation. Once a petition for appraisal has been filed, the appraisal proceeding may not be dismissed as to any stockholder without the approval of the Delaware Court of Chancery.

Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL will result in the loss of a stockholder's statutory appraisal rights. IN VIEW OF THE COMPLEXITY OF SECTION 262 OF THE DGCL, STOCKHOLDERS WHO MAY WISH TO DISSENT FROM THE MERGER AND PURSUE APPRAISAL RIGHTS SHOULD CONSULT THEIR LEGAL ADVISORS.

                        PROPOSAL 1: THE MERGER AGREEMENT

The summary of the material terms of the Merger Agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Annex A and is incorporated by reference into this document. This summary may not contain all of the information about the Merger Agreement that is important to you. You are encouraged to read carefully the Merger Agreement in its entirety.

EFFECTIVE TIME OF THE MERGER

The Effective Time will occur at the time that ICC and EasyLink file a certificate of merger with the Secretary of State of the State of Delaware or other appropriate documents as provided in Section 251 of the DGCL (or at such later time as is specified in the certificate of merger) on the closing date of the merger. Unless otherwise agreed to by ICC and EasyLink, the closing date of the merger will take place no later than the second business day after satisfaction or waiver of the conditions set forth in the Merger Agreement.

STRUCTURE

At the Effective Time, Sub will merge with and into EasyLink. Upon completion of the merger, Sub will cease to exist as a separate entity, and EasyLink will continue as the surviving corporation and a wholly owned subsidiary of ICC. All of EasyLink's and ICC's rights and obligations will become those of the surviving corporation. Following the completion of the merger, the Common Stock will be delisted from The Nasdaq Capital Market, deregistered under the Exchange Act and no longer publicly traded.

TREATMENT OF COMMON STOCK, STOCK OPTIONS AND CERTAIN RESTRICTED STOCK

     COMMON STOCK

     At and after the Effective Time, each EasyLink stockholder (other than ICC or EasyLink or their respective subsidiaries or dissenting stockholders) will be entitled to receive $5.80, in cash, without interest, for each share of Common Stock owned as of the Effective Time.

     Each share of Common Stock that is owned by ICC, EasyLink or any of their respective subsidiaries (including Sub) will automatically be canceled and retired and will cease to exist, and no consideration will be delivered in exchange therefor.

     EASYLINK STOCK OPTIONS

     At the Effective Time, each EasyLink director holding an option to acquire shares of Common Stock with an exercise price per share that is less than $5.80 (whether of not vested) will be entitled to receive an amount in cash equal to the amount by which $5.80 exceeds the exercise price per share of Common Stock subject to the option for each share subject to the option, less any applicable withholding tax. All other outstanding options not held by EasyLink directors will be replaced by ICC with a substitute option to purchase shares of Class A common stock of ICC. Each substitute option will be subject to, and exercisable and vested on, comparable terms and conditions as applied to the option being replaced immediately prior to the Effective Time (provided, however, that vesting will be accelerated if the option holder's employment is terminated for any reason other than for cause), except that each substitute option will be exercisable for that number of shares of Class A common stock of ICC equal to the number of shares of Common Stock subject to that option multiplied by an Exchange Ratio (as defined in the Merger Agreement).

     Except as may be otherwise agreed to by ICC or Sub and EasyLink, EasyLink's stock option plans will terminate as of the Effective Time, and the provisions in any other plan, program or arrangement providing for the issuance or grant of any other interest in respect of EasyLink's capital stock will be terminated as of the Effective Time.

     CERTAIN SHARES OF RESTRICTED STOCK

     Certain grants of restricted shares of Common Stock to EasyLink executives will be converted into restricted shares of Class A common stock of ICC, equal to (i) the product of $5.80 per share and the number of shares of restricted stock held by that executive divided by (ii) a Volume Weighted Average Price (as defined in the Merger Agreement). Each such share of restricted stock of ICC replacing EasyLink restricted stock will be subject to the same vesting restrictions as applied to such restricted shares of Common Stock immediately prior to the Effective Time (provided, however, that vesting restrictions will lapse if the restricted stock holder's employment is terminated for any reason other than for cause).

     NO FURTHER OWNERSHIP RIGHTS

     After the Effective Time, each outstanding certificate of Common Stock will represent only the right to receive a cash amount equal to the product of the per share Merger Consideration multiplied by the number of shares so represented. After the Effective Time, no holder of an EasyLink stock option or shares of restricted stock will have any right to acquire any capital stock or any interest in respect of any capital stock of the surviving corporation.

EXCHANGE AND PAYMENT PROCEDURES

At the Effective Time, the surviving corporation will deposit with a U.S. federally insured bank or trust company (the "paying agent") reasonably acceptable to EasyLink an amount of cash sufficient to pay the Merger Consideration to each holder of shares of Common Stock. Promptly after the Effective Time, the paying agent will mail a letter of transmittal to you and EasyLink's other stockholders. The letter of transmittal will tell you how to surrender your Common Stock certificates in exchange for the Merger Consideration.

You should not return your stock certificates with the enclosed proxy card, and you should not forward your stock certificates to the paying agent without a letter of transmittal.

You will not be entitled to receive the Merger Consideration until you surrender your Common Stock certificate or certificates to the paying agent, together with a duly completed and executed letter of transmittal or, in the case of uncertificated shares of Common Stock, such other documents as the paying agent may require. The Merger Consideration may be paid to a person other than the person in whose name the corresponding certificate is registered if the certificate is properly endorsed or is otherwise in the proper form for transfer. In addition, the person requesting payment must either pay any applicable stock transfer taxes or establish to the reasonable satisfaction of the surviving corporation that such stock transfer taxes have been paid or are not applicable.

If you have lost a certificate, or if it has been stolen or destroyed, then you will be required to make an affidavit of that fact before you will be entitled to receive the Merger Consideration. In addition, if required by the surviving corporation, you will have to post a bond at your expense in a reasonable amount determined by the surviving corporation indemnifying the surviving corporation against any claims made against it with respect to the lost, stolen or destroyed certificate.

No interest will be paid or will accrue on the cash payable upon surrender of the certificates. Each of the paying agent and the surviving corporation will be entitled to deduct and withhold any applicable taxes from the Merger Consideration and pay such withholding amount over to the appropriate taxing authority.

At the Effective Time, EasyLink's share transfer books will be closed, and there will be no further registration of transfers of outstanding shares of Common Stock. If, after the Effective Time, certificates are presented to the surviving corporation or the paying agent for transfer or any other reason, they will be canceled and exchanged for the Merger Consideration.

Any portion of the Merger Consideration deposited with the paying agent that remains unclaimed by holders of Common Stock one year after the Effective Time will be delivered to the surviving corporation. Holders of Common Stock who have not surrendered their certificates within one year after the Effective Time may only look to the surviving corporation for the payment of the Merger Consideration. No party to the Merger Agreement will be liable to any person for any cash delivered to a public official pursuant to any applicable abandoned property, escheat or other applicable law.

CERTIFICATE OF INCORPORATION AND BYLAWS

EasyLink's certificate of incorporation will be amended in the merger to be the same as the certificate of incorporation of Sub as in effect immediately prior to the Effective Time, except that the corporate name of EasyLink will remain the corporate name of the surviving corporation, until thereafter changed or amended as provided therein or by applicable law.

The bylaws of Sub as in effect immediately prior to the Effective Time will become the bylaws of the surviving corporation, until thereafter changed or amended as provided therein or by applicable law.

DIRECTORS AND OFFICERS

The directors of Sub immediately prior to the Effective Time will be the directors of the surviving corporation, until their respective successors are duly elected or appointed or qualified, or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the surviving corporation. The officers of EasyLink immediately prior to the Effective Time will be the officers of the surviving corporation, until their respective successors are duly elected or appointed or qualified, or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the surviving corporation.

REPRESENTATIONS AND WARRANTIES

The Merger Agreement contains representations and warranties that EasyLink, ICC and Sub made to one another as of specific dates. The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and may be subject to important qualifications and limitations set forth in the Merger Agreement and the disclosure schedules thereto. Moreover, certain representations and warranties are subject to a contractual standard of materiality different from those generally applicable to stockholders or were used for the purpose of allocating risk between EasyLink and ICC rather than establishing matters as facts. Stockholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations and warranties or any description thereof as characterizations of the actual state of facts or condition of EasyLink, ICC or their respective subsidiaries.

EasyLink's representations and warranties relate to, among other things:

     - EasyLink's and its subsidiaries' proper organization, good standing and corporate power to operate their respective businesses;

     - EasyLink's capitalization, including in particular the number of shares of Common Stock, stock options and shares of restricted stock owned by executive officers and warrants that are outstanding;

     - EasyLink's corporate power and authority to enter into the Merger Agreement and to complete the transactions contemplated by the Merger Agreement;

     - the approval and recommendation by EasyLink's board of directors of the Merger Agreement and the merger;

     - the required vote of EasyLink's stockholders in connection with the adoption of the Merger Agreement;

     -    the enforceability of the Merger Agreement against EasyLink;

     - the absence of any conflict with or violation of EasyLink's and its subsidiaries' organizational documents, certain agreements or applicable law as a result of entering into the Merger Agreement and completing the merger;

     - required consents and approvals of governmental entities as a result of entering into the Merger Agreement and completing the merger;

     - EasyLink's SEC filings since December 31, 2004, the financial statements described in the Merger Agreement and EasyLink's disclosure controls and procedures and internal control over financial reporting;

     - the absence of liabilities that would have a material adverse effect on EasyLink, other than liabilities reflected in EasyLink's financial statements filed with its Annual Report on Form 10-K for the year ended December 31, 2006, as amended, liabilities incurred in connection with the merger or ordinary course liabilities incurred since December 31, 2006;

     -    affiliate contracts and affiliated transactions;

     - the absence of certain changes and events since December 31, 2006, including the absence of a material adverse effect;

     - accuracy of written information supplied by EasyLink for inclusion in the proxy statement ICC sends to its stockholders to approve the matters contemplated by the financing for the merger;

     -    employee benefit plans;

     -    litigation or outstanding orders against EasyLink;

     - EasyLink's possession of and compliance with licenses and permits necessary to conduct its business;

     -    EasyLink's compliance with applicable laws;

     -    tax matters;

     -    the inapplicability of any anti-takeover statute to the merger;

     -    the absence of undisclosed brokers' fees;

     -    EasyLink's receipt of fairness opinions;

     -    EasyLink's intellectual property;

     -    labor matters;

     -    change of control matters;

     -    environmental matters;

     -    certain contracts to which EasyLink or its subsidiaries are a party;

     -    real property leased by EasyLink and its subsidiaries;

     -    title to EasyLink's assets;

     -    EasyLink's insurance policies; and

     -    EasyLink's customers and suppliers.

For the purposes of the Merger Agreement, "material adverse effect" means any change, development, event, occurrence or effect that, individually or in the aggregate, has or would reasonably be expected to have a material and adverse effect on:

     - the business, liabilities (including contingent liabilities), financial condition, results of operations or assets of EasyLink and its subsidiaries, taken as a whole; or

     - EasyLink's ability to perform its obligations under the Merger Agreement or to complete the merger or the other transactions contemplated by the Merger Agreement.

Notwithstanding the foregoing, none of the following will constitute a "material adverse effect":

     - any adverse change resulting from the merger or the announcement of or pendency of any costs or expenses associated with the merger, including a decline in the trading price of the Common Stock;

     -    any adverse changes in general market and economic conditions;

     -    any adverse changes affecting EasyLink's industry generally;

     - any adverse regulatory or legislative changes affecting EasyLink or companies in general;

     - any adverse change relating to changes in generally accepted accounting principles in the U.S.; and

     - hurricanes, earthquakes or similar catastrophes, or acts of war (whether declared or undeclared), sabotage, terrorism, military action or any escalation or worsening thereof.

The Merger Agreement also contains representations and warranties made by ICC and Sub relating to, among other things:

     - their proper organization, good standing and corporate power to operate their respective businesses;

     - their corporate power and authority to enter into the Merger Agreement and to complete the transactions contemplated by the Merger Agreement;

     - the approval by ICC's and Sub's respective boards of directors of the Merger Agreement;

     - the required vote of ICC's stockholders to approve the issuance of shares of ICC's common stock issuable upon conversion of the convertible notes contemplated by the bank financing for the merger and the amendment to ICC's certificate of incorporation to increase the number of authorized shares of ICC's common stock;

     -    the enforceability of the Merger Agreement as against ICC and Sub;

     - the absence of any conflict with or violation of their organizational documents, certain agreements or applicable law as a result of entering into the Merger Agreement and completing the merger;

     - required consents and approvals of governmental entities as a result of entering into the Merger Agreement and completing the merger;

     - accuracy of the written information supplied by ICC or Sub for inclusion in this proxy statement;

     -    the lack of prior operations of Sub;

     -    the financing commitment received by ICC; and

     -    the absence of undisclosed brokers' fees.

The representations and warranties of each of the parties to the Merger Agreement will expire upon completion of the merger or the termination of the Merger Agreement.

CONDUCT OF BUSINESS PENDING THE MERGER

Under the Merger Agreement, EasyLink agreed that, subject to certain exceptions, between May 3, 2007 and the Effective Time, EasyLink and its subsidiaries will:

     - conduct their respective operations according to their ordinary and usual course of business consistent with past practice;

     - use their commercially reasonable efforts to preserve intact their current business organization, keep available the services of their current officers and employees and preserve their relationships with customers, suppliers, licensors, licensees, advertisers, distributors and others having business dealings with them; and

     -    preserve goodwill.

EasyLink also agreed that, during the same time period, and again subject to certain exceptions or unless ICC gives its consent, EasyLink and its subsidiaries will not:

     - adopt or amend in any material respect any bonus, profit sharing, compensation, severance, termination, stock option, stock purchase, stock appreciation right, pension, retirement, employment or other employee benefit agreement, trust, plan or other arrangement for the benefit or welfare of any director, officer or employee, except in the ordinary course of business consistent with past practice;

     - increase in any manner the compensation or fringe benefits of any director, officer or employee, except in the ordinary course of business consistent with past practice (the ordinary course including normal annual increases and executive incentive opportunities);

     - pay any benefit not required by any existing agreement or place any assets in any trust for the benefit of any director, officer or employee, except in the ordinary course of business consistent with past practice;

     - incur any indebtedness for borrowed money in excess of EasyLink's current line of credit;

     - expend funds for individual capital expenditures in excess of $100,000 individually or $1,000,000 in the aggregate for any 12-month period commencing after May 3, 2007;

     - sell, lease, license, mortgage or otherwise encumber or subject to any lien or otherwise dispose of any of EasyLink's properties or assets, other than immaterial properties or assets, except in the ordinary course of business consistent with past practice;

     - declare, set aside or pay dividends on, or make any other distributions in respect of, any capital stock;

     - split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock; methods, principles or practices:

     - purchase, redeem or otherwise acquire any of EasyLink's capital stock or other securities, or any rights, warrants or options to acquire any such securities;

     - except for shares of Common Stock issuable pursuant to EasyLink's stock options or shares of restricted stock outstanding on the date of the Merger Agreement, or in connection with matching contributions under EasyLink's 401(k) plan, authorize for issuance, issue, deliver, sell, modify or amend, or agree or commit to issue, sell, deliver, pledge or otherwise encumber, any shares of capital stock, any other voting securities or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities or any other securities or equity equivalents (including stock appreciation rights);

     - amend the certificate of incorporation or bylaws or other organizational documents of EasyLink or any of its subsidiaries;

     - acquire or agree to acquire any assets material to EasyLink, except for acquisitions of equipment or services in the ordinary course of business consistent with past practice or pursuant to purchase orders entered into in the ordinary course of business consistent with past practice that do not call for payments in excess of $100,000 individually;

     - settle or compromise any stockholder derivative suits arising out of the transactions contemplated by the Merger Agreement or any other material litigation or settle, pay or compromise any material claims not required to be paid;

     - adopt a plan of complete or partial liquidation, dissolution, consolidation, restructuring or recapitalization of EasyLink or any of its subsidiaries or otherwise permit the corporate organization of EasyLink or any of its subsidiaries to be suspended, lapsed or revoked;

     - directly or indirectly, sell, lease, sell and leaseback, mortgage or otherwise encumber or subject to any lien or otherwise dispose of any of EasyLink's material properties or assets or any interest therein, other than:

               - the sale or distribution of personal property (including intangibles) held for such sale or distribution to customers in the ordinary course of business consistent with past practice;

               -    pursuant to existing contracts or commitments;

               - any liens for taxes not yet due and payable or being contested in good faith; and

               - such mechanics' and similar liens, if any, as do not materially detract from the value of any such properties or assets;

     - repurchase, prepay or incur any indebtedness (other than pursuant to EasyLink's existing line of credit facility), assume, guarantee or endorse any indebtedness of another person or issue or sell any debt securities or options, warrants, calls or other rights to acquire any of EasyLink's debt securities;

     - make any loan, advance or capital contribution to, or investment in, any person, other than loans or advances to, or investments in, EasyLink or its wholly owned subsidiaries in the ordinary course of business consistent with past practice;

     - enter into, modify, amend or terminate, or waive, release or assign any material right under, any contract, except for any new contracts or any modifications, amendments or terminations of, or waivers, releases or assignments to, existing contracts in the ordinary course of business consistent with past practice that would not:

               - impair in any material respect EasyLink's ability to perform its obligations under the Merger Agreement; or

               - prevent or delay the consummation of the transactions contemplated by the Merger Agreement;

     - except as otherwise contemplated by the Merger Agreement or as required to comply with applicable law or any existing contract or benefit plans, waive any of EasyLink's material rights under, or grant or pay any material benefit not provided for as of May 3, 2007 under, any contract or benefit plan, except as specifically provided in the Merger Agreement, enter into, modify, amend or terminate any benefit plan or adopt or enter into any collective bargaining agreement or other labor union contract;

     - permit to be canceled or terminated, or cancel or terminate, any insurance policy naming EasyLink as a beneficiary or loss payee, unless such policy is replaced by a policy with comparable coverage, or otherwise fail to maintain insurance at less than current levels or otherwise in a manner consistent with past practice in all material respects;

     - other than as required by generally accepted accounting principles, revalue any material assets or make any material changes in accounting methods, principles or practices;

     - except in the ordinary course of business consistent with past practice, disclose to any party (other than ICC's representatives) that is not subject to a non-disclosure agreement any material trade secret;

     - except in the ordinary course of business consistent with past practice, transfer, modify or terminate any agreement pursuant to which EasyLink has licensed intellectual property rights from any party, except those that would be immaterial to its business;

     - disclose any source code to any third party, except in the ordinary course of business consistent with past practice and only if such third party has executed an enforceable non-disclosure and invention assignment agreement;

     - enter into any material strategic alliance, material joint development or joint marketing agreement or any agreement pursuant to which ICC, the surviving corporation, any subsidiary of ICC, EasyLink or any of EasyLink's subsidiaries will be subject to any exclusivity, non-competition, non-solicitation, most favored nation or other similar restriction or requirement on their respective businesses following the Effective Time;

     - commence any litigation, except for actions commenced in the ordinary course of business against third parties or pursuant to or in connection with the Merger Agreement;

     - except in the ordinary course of business consistent with past practice or as required by applicable law, seek a judicial order or decree, except pursuant to or in connection with the Merger Agreement;

     - take any action that would make any of EasyLink's representations or warranties under the Merger Agreement inaccurate in any material respect or omit to take any action necessary to prevent any such representations or warranties from being inaccurate in any respect;

     - make or change any material tax election, change any annual tax accounting period, adopt or change any method of tax accounting, file any material amended tax returns or claims for material tax refunds, enter into any closing agreement, settle any tax claim, audit or assessment or surrender any right to claim a material tax refund or offset or other material reduction in tax liability; or

     - fail to file any material federal or state income tax return or an extension thereof.

EasyLink also agreed that it would not take any action that would, or that could reasonably be expected to, result in:

     - any of its representations and warranties set forth in the Merger Agreement that are qualified as to materiality becoming untrue;

     - any of such representations and warranties that are not so qualified becoming untrue in any material respect; or

     - the merger not being completed (subject to EasyLink's right to take actions specifically permitted by the Merger Agreement).

AGREEMENT TO TAKE FURTHER ACTION AND TO USE REASONABLE EFFORTS

Subject to the terms and conditions of the Merger Agreement, each of EasyLink and ICC agreed to use reasonable efforts to take, or cause to be taken, all actions necessary to make such filings and registrations and comply promptly with all legal requirements imposed on it with respect to the merger and to obtain any consent, authorization, order, approval or exemption required in connection with the merger.

ICC agreed to use its commercially reasonable efforts to arrange and complete the bank financing for the transactions contemplated by the Merger Agreement on terms substantially the same as described in its commitment letter, including to negotiate definitive agreements and to satisfy all conditions with respect thereto.

ICC agreed to keep EasyLink informed at all times with respect to the status of ICC's efforts to arrange and complete the bank financing for the transactions contemplated by the Merger Agreement, including with respect to the occurrence of any event that ICC believes may have a materially adverse effect on its ability to obtain the bank financing.

In addition, EasyLink agreed to use its reasonable best efforts to assist ICC to arrange and complete the bank financing, at ICC's sole cost and expense.

NOTICE OF CERTAIN EVENTS

EasyLink and ICC agreed to give prompt written notice to each other of:

     - any notice or other communication from any person alleging that such person's consent is or may be required in connection with the transactions contemplated by the Merger Agreement;

     - any notice or communication from any governmental entity in connection with the transactions contemplated by the Merger Agreement;

     - any actions, suits, claims, investigations or proceedings commenced or, to the actual knowledge of the executive officers of the notifying party, threatened against, relating to or involving or otherwise affecting such party, which would reasonably be expected to have a material adverse effect on EasyLink;

     - an administrative or other order or notification relating to any material violation or claimed material violation of law;

     - the occurrence or non-occurrence of any event that would cause any representation or warranty contained in the Merger Agreement to be untrue or inaccurate in any material respect; or

     - such party's material failure to comply with or satisfy any obligation to be complied with or satisfied by it under the Merger Agreement.

NO SOLICITATION OF TRANSACTIONS

EasyLink agreed that neither it nor any of its subsidiaries or representatives will:

     - solicit, initiate or encourage or take any action in furtherance of any discussions or negotiations with any person, entity or group, other than ICC, concerning any offer or proposal that constitutes or is reasonably likely to lead to any acquisition proposal (as defined below); or

     - furnish any non-public information to any person, entity or group regarding EasyLink or an acquisition proposal.

For purposes of the Merger Agreement, "acquisition proposal" means any inquiry, proposal or offer from any person, entity or group (other than ICC) relating to any direct or indirect acquisition or purchase of any shares of any class of equity securities of EasyLink constituting 50% or more of the outstanding equity securities of EasyLink, any tender offer or exchange offer that if consummated would result in any person, entity or group beneficially owning 50% or more of any class of equity securities of EasyLink, or any merger, consolidation, business combination, sale of all or substantially all of the assets, recapitalization, liquidation, dissolution or similar transaction involving EasyLink, other than the transactions contemplated by the Merger Agreement.

Notwithstanding the foregoing, EasyLink may furnish information with respect to EasyLink to any person, entity or group making such acquisition proposal and participate in discussions or negotiations regarding such acquisition proposal in response to an unsolicited acquisition proposal received subsequent to May 3, 2007 if EasyLink's board of directors determines in the good-faith exercise of its fiduciary duties that such acquisition proposal is reasonably likely to result in a Superior Proposal (as defined below). Any information furnished to any person, entity or group in connection with an acquisition proposal shall be provided pursuant to a confidentiality agreement in customary form.

For purposes of the Merger Agreement, "Superior Proposal" means any written proposal made by a third party to consummate a tender offer, exchange offer, merger, consolidation or similar transaction that would result in such third party (or its stockholders) owning, directly or indirectly, a majority of the shares of Common Stock then outstanding (or of the surviving entity in a merger) or all or substantially all of the assets of EasyLink and its subsidiaries, taken as a whole, and otherwise on terms that EasyLink's board of directors determines to be more favorable to EasyLink's stockholders, from a financial point of view, than the transactions contemplated by the Merger Agreement. In reaching such determination, EasyLink's board of directors shall give consideration to all the terms and conditions, including whether any such third party proposal includes definitive financing, the likelihood of completion of such proposed transactions and applicable fees payable to ICC under the Merger Agreement and the financial, regulatory, legal and other aspects of such proposal for which financing, to the extent required, is then fully committed or reasonably determined by EasyLink's board of directors to be available.

The Merger Agreement does not prohibit EasyLink from complying with Rules 14d-9 and 14e-2 promulgated under the Exchange Act or from making any disclosure to EasyLink's stockholders if, in the good faith judgment of EasyLink's board of directors, failure so to disclose would be inconsistent with its obligations under applicable law.

EasyLink agreed that it would promptly (but any event within 24 hours after its receipt thereof) notify ICC orally and in writing if any proposal is made, or any information is requested by any person, entity or group, with respect to any acquisition proposal or that could lead to an acquisition proposal and provide ICC the material terms of any such acquisition proposal in writing.

Upon having received an acquisition proposal that EasyLink's board of directors concludes, if consummated, would be a Superior Proposal, EasyLink's board of directors will promptly notify ICC in writing of such determination and, four business days following ICC's receipt of such notification, may withdraw or modify its approval or recommendation of the Merger Agreement or the merger, approve or recommend the Superior Proposal or terminate the Merger Agreement; provided, that, during such four business day period, at the option of ICC, EasyLink negotiates with ICC in good faith to make adjustments to the terms and conditions of the Merger Agreement as would enable EasyLink to proceed with the merger on such adjusted terms.

INDEMNIFICATION OF DIRECTORS AND OFFICERS; INSURANCE

ICC and EasyLink agreed that all rights to indemnification for acts or omissions occurring prior to the Effective Time existing in favor of any current or former director or officer, including as provided in EasyLink's certificate of incorporation or bylaws, will survive the merger and will continue in full force and effect.

The Merger Agreement also requires that, for a period of six years after the Effective Time, the surviving corporation will maintain EasyLink's current directors' and officers' liability insurance (or policies of at least substantially the same coverage and amounts containing terms that are no less advantageous to the insured parties) covering directors and officers who are currently covered by EasyLink's directors' and officers' liability insurance policies.

The obligations described above concerning indemnification and directors' and officers' liability insurance must be assumed by any successor entity to the surviving corporation as a result of any consolidation, merger or transfer of all or substantially all of its properties and assets.

EMPLOYEE BENEFITS

EasyLink and ICC agreed that, until December 31, 2007, ICC will maintain or cause the surviving corporation to maintain the benefit plans currently maintained by EasyLink and its subsidiaries. Thereafter, should any of such benefit plans be terminated, ICC will include the affected employees in the corresponding benefit plan of ICC or its subsidiaries on substantially the same basis and terms as ICC's similarly situated employees. Severance agreements will remain in full force and effect on and after December 31, 2007, pursuant to their respective terms.

After the Effective Time, past service with EasyLink will be recognized for purposes of eligibility and vesting generally. All vacation, holiday, sickness and personal days accrued as of the Effective Time will be honored. With respect to any life, health or long-term disability insurance plan, all limitations as to pre-existing conditions, exclusions and waiting periods will be waived, provide credit for any co-payments and deductibles with respect to any health insurance plan paid prior to the Effective Time in satisfying any deductible or similar requirements will be waived and any medical certification required under any life or long-term disability plan will be waived.

CONDITIONS TO THE MERGER

The obligations of the parties to complete the merger are subject to the following mutual conditions:

     - the Merger Agreement must be adopted by a majority of holders of the Common Stock;

     - the absence of any law, injunction, order or other legal prohibition issued by any court of competent jurisdiction or other governmental entity that restricts, prevents or prohibits the completion of the merger; provided, however, that each of the parties has used reasonable efforts to prevent the entry of any such injunction or other order and to appeal as promptly as possible any such injunction or other order that may be entered;

     - ICC's stockholders having approved and adopted the issuance of shares of ICC's common stock issuable upon conversion of the convertible notes contemplated by the bank financing for the merger and the amendment to ICC's certificate of incorporation to increase the number of authorized shares of ICC's common stock; and

     - the expiration or earlier termination of any applicable waiting period under the HSR Act and the completion or termination of any stay or application process as may be required under any foreign anti-trust or competition law or regulation.

None of the foregoing conditions may be asserted by any party if such party's failure to use reasonable efforts to complete the merger was the cause of such condition not being satisfied.

The obligations of ICC and Sub to complete the merger are subject to the following additional conditions:

     - EasyLink's representations and warranties set forth in the Merger Agreement that are qualified as to materiality being true and correct, and EasyLink's representations and warranties set forth in the Merger Agreement that are not so qualified being true and correct in all material respects;

     - EasyLink must have performed in all material respects the obligations required to be performed by it under the Merger Agreement on or prior to the Effective Time and must have delivered a certificate signed by a senior executive officer to such effect;

     - EasyLink must have delivered to ICC a good standing certificate relating to EasyLink from the Secretary of State of the State of Delaware and each other jurisdiction in which EasyLink is qualified to conduct its business;

     - EasyLink must have delivered to ICC a certificate signed by EasyLink's Corporate Secretary attesting to incumbency and execution of certain documents;

     - EasyLink must have provided ICC with evidence, reasonably satisfactory to ICC, that all stock option plans and all options have been terminated and canceled as of the Effective Time;

     -    the absence of any material adverse effect;

     - EasyLink must have delivered to ICC a certification to the effect that EasyLink is not nor has it been within five years a "United States real property holding corporation" as defined in Section 897 of the Code; and

     - Dissenting Shares (as defined in the Merger Agreement) represent not more than 15% of the outstanding Common Stock.

None of the foregoing conditions may be asserted by ICC or Sub if such party's failure to use reasonable efforts to complete the merger was the cause of such condition not being satisfied.

EasyLink's obligation to complete the merger is subject to the following additional conditions:

     - the representations and warranties of ICC and Sub set forth in the Merger Agreement that are qualified as to materiality being true and correct, and the representations and warranties of ICC and Sub set forth in the Merger Agreement that are not so qualified being true and correct in all material respects;

     - each of ICC and Sub must have performed in all material respects the obligations required to be performed by it under the Merger Agreement on or prior to the Effective Time and must have delivered a certificate signed by a senior executive officer to such effect;

     - each of ICC and Sub must have each delivered to EasyLink a certificate signed by its respective secretary attesting to incumbency and execution of certain documents;

     - ICC must have provided EasyLink with evidence, reasonably satisfactory to EasyLink, of the availability of the substitute options and the substitute restricted stock; and

     - ICC must have procured all of the consents, approvals and waivers of third parties or any regulatory body or authority required to be obtained by it under the Merger Agreement.

None of the foregoing conditions may be asserted by EasyLink if EasyLink's failure to use reasonable efforts to complete the merger was the cause of such condition not being satisfied.

TERMINATION

The Merger Agreement may be terminated and the merger may be abandoned at any time prior to the Effective Time, whether before or after stockholder approval has been obtained, as follows:

     -    by mutual written consent of EasyLink and ICC;

     - by ICC or EasyLink, if any governmental entity determines not to take any action required under the Merger Agreement and all appeals of such determination have been taken and have been unsuccessful, or any court of competent jurisdiction or other governmental entity issues any order, decree or ruling, or takes any other action, that has the effect of making the completion of the merger illegal or that otherwise prohibits completion of the merger, and such order has become final and non-appealable, so long as the terminating party has used its reasonable efforts to remove or lift such order, decree, ruling or other action;

     - by ICC or EasyLink, if the Effective Time shall not have occurred on or before August 31, 2007, referred to as the "termination date", so long as the failure to complete the merger is not the result of the terminating party's failure to satisfy any material obligation under the Merger Agreement;

     - by ICC or EasyLink, if the Special Meeting is held and EasyLink's stockholders fail to adopt the Merger Agreement;

     - by ICC or EasyLink, if the special meeting of ICC's stockholders is held and ICC's stockholders fail to approve and adopt the issuance of shares of ICC's common stock issuable upon conversion of the convertible notes contemplated by the bank financing for the merger and the amendment to ICC's certificate of incorporation to increase the number of authorized shares of ICC's common stock;

     - by ICC, if, prior to the Effective Time, there has been a material violation or breach by EasyLink of any representation, warranty, covenant or agreement contained in the Merger Agreement that would give rise to the failure of certain conditions set forth in the Merger Agreement or cannot be cured by EasyLink within 30 days after written notice reasonably describing such breach;

     - by EasyLink, if, prior to the Effective Time, there has been a material violation or breach by ICC or Sub of any representation, warranty, covenant or agreement contained in the Merger Agreement, which violation or breach is not cured by ICC or Sub within 10 days after written notice reasonably describing such breach;

     - by ICC, if EasyLink's board of directors, or any committee thereof, withdraws or materially modifies its approval or recommendation of the Merger Agreement or the merger, approves or recommends a Superior Proposal or resolves to take any of the foregoing actions;

     - by EasyLink, upon receipt of a proposal relating to an acquisition proposal or upon the commencement of a tender or exchange offer for shares of Common Stock, in each case where EasyLink's board of directors concludes that such proposal or tender or exchange offer, if consummated, would be a Superior Proposal; and

     - by EasyLink or ICC, if EasyLink fails to obtain stockholder approval of the adoption of the Merger Agreement at the Special Meeting (or any reconvened meeting after any adjournment).

TERMINATION FEES

EasyLink has agreed to pay the Termination Fee of $2,500,000 to ICC if:

     - EasyLink has terminated the Merger Agreement due to a proposal relating to an acquisition proposal or due to the commencement of a tender or exchange offer for shares of Common Stock, in each case where EasyLink's board of directors concludes that such proposal or tender or exchange offer, if consummated, would be a Superior Proposal; or

     - ICC or EasyLink has terminated the Merger Agreement due to the Special Meeting having been held but EasyLink's stockholders fail to adopt the Merger Agreement.


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

ICC has agreed to pay the Termination Fee to EasyLink if ICC or Sub has terminated the Merger Agreement due to the special meeting of ICC's stockholders having been held but ICC's stockholders fail to approve and adopt the issuance of shares of ICC's common stock issuable upon conversion of the convertible notes contemplated by the bank financing for the merger and the amendment to ICC's certificate of incorporation to increase the number of authorized shares of ICC's common stock. EasyLink's right to receive payment of the Termination Fee from ICC pursuant to the Merger Agreement does not limit EasyLink's remedies against ICC or Sub for any damages in excess of the Termination Fee suffered by EasyLink as a result of the failure of ICC or Sub to obtain the financing necessary to complete the merger.

AMENDMENT AND WAIVER

The Merger Agreement may be amended prior to the Effective Time by mutual agreement of the parties; however, after the Merger Agreement has been adopted by EasyLink's stockholders, no amendment may be made that under applicable law requires further approval by EasyLink's stockholders without so obtaining such further stockholder approval. The Merger Agreement also provides that, at any time prior to the Effective Time, any party may extend the time for the performance of any obligations or other acts of another party, waive any inaccuracies in the representations and warranties of another party or waive compliance with any agreement of another party or any condition to its own obligations contained in the Merger Agreement.

                              THE VOTING AGREEMENTS

Concurrently with the execution of the Merger Agreement, EasyLink's directors and executive officers and Federal Partners, L.P. entered into separate voting agreements with ICC, each dated as of May 3, 2007, which are referred to in this proxy statement as the "voting agreements", pursuant to which such parties agreed, among other things and subject to certain conditions, to vote all of their beneficially owned Common Stock in favor of the adoption of the Merger Agreement, against any competing takeover proposal that may be submitted by EasyLink for a vote of its stockholders, against any proposal made in opposition to, or in competition or inconsistent with, the Merger Agreement, against any dissolution of EasyLink and against any change in EasyLink's capital structure not contemplated by the Merger Agreement.

As of _____, 2007, the record date, the parties signing the voting agreements beneficially owned approximately __% of the Common Stock outstanding, in the aggregate. The voting agreements will terminate upon the occurrence of certain events, including if the Merger Agreement is terminated.

A COPY OF THE FORM OF VOTING AGREEMENT IS ATTACHED TO THIS PROXY STATEMENT AS ANNEX E AND IS INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT. THE SUMMARY OF THE VOTING AGREEMENTS IN THE PRECEDING PARAGRAPHS DOES NOT PURPORT TO BE COMPLETE AND MAY NOT CONTAIN ALL OF THE INFORMATION ABOUT THE VOTING AGREEMENTS.


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

                        PROPOSAL 2: ELECTION OF DIRECTORS

NOMINEES

At the Special Meeting, EasyLink's stockholders will elect eight directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. In the event that any nominee is unable or unwilling to serve as a director at the time of the Special Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present board of directors or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the board of directors may be reduced in accordance with EasyLink's bylaws. EasyLink's board of directors has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

The names of the nominees, their ages as of the date of this proxy statement and certain other information about them are set forth below:

NAME               AGE   POSITION(S)
----               ---   -----------
Thomas Murawski     62   Chairman, President, Chief Executive Officer, Director
Robert J. Casale    68   Director
Stephen Duff        43   Director
Peter J. Holzer     61   Director
George Knapp        75   Director
John C. Petrillo    58   Director
Dennis Raney        64   Director
Eric Zahler         56   Director

There are no family relationships among any of EasyLink's directors or executive officers.

     THOMAS MURAWSKI: CHAIRMAN, PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR

     Mr. Murawski has served as a member of EasyLink's board of directors since February 2000. Mr. Murawski has served as EasyLink's Chairman since April 25, 2005, as its Chief Executive Officer since October 2000 and as its President since June 2002. Mr. Murawski served as Chief Executive Officer of Mail.com Business Messaging Services, Inc., a wholly owned subsidiary of EasyLink, from February 2000 to October 2000. Before joining EasyLink, Mr. Murawski served as Chairman, President, Chief Executive Officer and Director of NetMoves Corporation from November 1991. Prior to joining NetMoves Corporation, Mr. Murawski served as Executive Vice President of Western Union Corporation, a global telecommunications and financial services company, and President of its Network Services Group. Prior to joining Western Union Corporation, Mr. Murawski served 23 years with ITT Corporation, a diversified manufacturing and services company. Mr. Murawski has held operating responsibilities in the areas of subsidiary and product line management, engineering, sales and marketing for both voice and data-oriented businesses. Mr. Murawski's last position with ITT Corporation was President and General Manager of ITT World Communications Inc., an international telecommunications services company.

     ROBERT J. CASALE: DIRECTOR

     Mr. Casale has served as a member of EasyLink's board of directors since May 8, 2003. Mr. Casale has been a Senior Advisor, Financial Services, to Welsh, Carson, Anderson & Stowe, a large private equity firm, from 2002 to 2006 and a consultant to ADP from 1998 to 2005. From 1988 to 1998, Mr. Casale was Group President, Brokerage Information Services, of ADP. From 1986 to 1988, Mr. Casale was a Managing Director, Co-Head Technology Mergers & Acquisitions Practice, Kidder Peabody & Company. From 1975 to 1986, Mr. Casale held various management positions with AT&T Corp., including President, Special Markets Group from 1985 to 1986. Previously, Mr. Casale held management positions for Telex Corporation and sales positions for Xerox Corporation and Honeywell Corporation. Mr. Casale currently serves as the chairman of the board of directors and interim President and Chief Executive Officer of The BISYS Group, Inc. Mr. Casale also currently serves on the board of directors of privately held Northeast Securities. Mr. Casale has previously served on the boards of ADP, Provident Mutual Life Insurance Company, Quantum Corporation and the not-for-profit New York Pops.

     STEPHEN DUFF: DIRECTOR

     Mr. Duff has been a member of EasyLink's board of directors since April 13, 2006 and was previously a director from January 2001 through November 2004. Mr. Duff is the Chief Investment Officer of The Clark Estates, Inc. Prior to joining The Clark Estates, Inc. in 1995, Mr. Duff was an analyst and portfolio manager at The Portfolio Group, Inc., a subsidiary of The Chemical Banking Corporation, Inc., from 1990 through 1995. Mr. Duff is a 1985 graduate of Stonehill College. Currently, Mr. Duff serves on the board of directors of TRC Companies, Inc., Opto-Generic Devices Incorporated and The Clara Welch Thanksgiving Home, Inc. (a non-profit elderly care facility). Mr. Duff previously served on the boards of directors of Viewpoint Corporation and Advanced Financial Applications. Federal Partners, L.P. holds a contractual right to designate one director of EasyLink's board of directors and has named Mr. Duff as its designee. See "Certain Relationships And Related Transactions".

     PETER J. HOLZER: DIRECTOR

     Mr. Holzer has served as a member of EasyLink's board of directors since February 8, 2005. From 1990 to 1996, Mr. Holzer served as Executive Vice President and Director - Strategic Planning and Development for The Chase Manhattan Corporation (now JPMorgan Chase), where he also held a number of other executive assignments around the world during his 28-year career. From May 1998 to January 2007, Mr. Holzer served as a director and chairman of the audit committee of Embrex, Inc., an international agricultural biotechnology firm, where he also served as chairman of the board of directors starting in 2000. Mr. Holzer served as the chairman of the compensation committee of Embrex, Inc. from 2000 to 2002. Mr. Holzer serves as a director, chairman of the audit committee and member of the compensation committee of CAS Holdings, Inc., a privately-owned operator of environmental testing laboratories. Mr. Holzer formerly served as an advisor to Taddingstone Consulting Group, Inc., a strategy consulting firm serving the financial services industry. Mr. Holzer also serves as a trustee of Big Brothers/Big Sisters of New York City and The High Desert Museum of Bend, Oregon. Mr. Holzer previously served on the board of directors of Crown Central Petroleum Corp. and Swiss-American Chamber of Commerce and as an Advisory Director to AMT Capital Advisors, LLC, a mergers, acquisitions and strategy advisory firm serving the financial services industry.

     GEORGE KNAPP: DIRECTOR

     Mr. Knapp has served as a member of EasyLink's board of directors since May 8, 2003. Mr. Knapp has been a Special Limited Partner and Consultant to MidMark Partners, a venture capital firm based in Chatham, New Jersey, from 1993 to the present. From 1988 to 1996, Mr. Knapp was an Associate of MBW Management, a venture capital firm based in Morristown, New Jersey, and a Principal of Communications Investment Group, an investment banking and telecommunications consulting firm based in Morristown, New Jersey. From 1982 to 1987, Mr. Knapp served as Corporate Vice President of ITT and Director, Telecommunications/Marketing for ITT Europe, based in Brussels. From 1975 to 1982, Mr. Knapp served as Corporate Vice President of ITT and Group Executive and Chief Executive Officer for U.S. domestic and international telecommunications network operations of ITT, based in New York. From 1968 to 1974, Mr. Knapp served as President and Chief Executive Officer of the Puerto Rico Telephone Co. in San Juan, Puerto Rico. From 1966 to 1968, Mr. Knapp served as Director of Operations for the Chilean Telephone Company in Santiago, Chile. From 1956 to 1965, Mr. Knapp served in various capacities at AT&T Corp., New York Telephone and Bell Laboratories. Mr. Knapp is currently serving as a member of the Board of Trustees of Manhattan College, New York as a Trustee Emeritus. Mr. Knapp has served on the boards of a variety of companies and other organizations, including Intermedia


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     Communications, Inc., Digex Inc., the Boy Scouts of America, Greater New
     York and the Greater New York United Fund.

     JOHN C. PETRILLO: DIRECTOR

     Mr. Petrillo has served as a member of EasyLink's board of directors since January 14, 2005. Mr. Petrillo has over 30 years of experience with AT&T, retiring in 2003 as AT&T's most senior executive responsible for global corporate strategy and business development. From February 2005 through June 2006, Mr. Petrillo served as the Chief Executive Officer and Chairman of the Board of IDT Spectrum, a private company. Mr. Petrillo's experiences in the global communications industry include successful large line operational profit and loss assignments in the global business communications services market, domestic and international public and private board positions and sophisticated technical, business strategy development, investment and partnership negotiation experiences in the wireless, cable, Internet and global business communications sectors. Mr. Petrillo currently serves as chairman of the board of directors of Narad Networks, as an advisory board member at BridgePort Networks and as chairman and Chief Executive Officer of Cognition Networks.

     DENNIS RANEY: DIRECTOR

     Mr. Raney has served as a member of EasyLink's board of directors since May 8, 2003. Mr. Raney was Chief Financial Officer of eOne Global, LP from July 2001 to May 2003. From March 1998 to July 2001, Mr. Raney was Executive Vice President and Chief Financial Officer of Novell, Inc. From 1996 to 1997, Mr. Raney served as Chief Financial Officer of QAD Inc. From 1995 to 1996, Mr. Raney was Chief Financial Officer of California Microwave. During 1995, Mr. Raney was Chief Financial Officer of General Magic. From 1993 to 1995, Mr. Raney was Chief Financial Officer, Pharmaceutical Group, of Bristol-Myers Squibb. From 1970 to 1993, Mr. Raney held various management positions with Hewlett Packard. Mr. Raney currently serves as a director and chairman of the audit committees of Viewpoint Corporation and Infiniti Solutions, a private Singapore company, and as a director of Ultratech, Inc. Mr. Raney also currently serves as a Principal of Liberty-Greenfield California. Mr. Raney served as a director and audit committee member of Equinix, Inc. from April 2003 to May 2005, ProBusiness Services during portions of 2002 and 2003, Redleaf Group, Inc. from 2001 to June 2003, W.R. Hambrecht & Company from November 1998 to June 2001 and ADAC Laboratories from March 1999 to March 2001.

     ERIC ZAHLER: DIRECTOR

     Mr. Zahler has served as a member of EasyLink's board of directors since February 8, 2005. Mr. Zahler is President and Chief Operating Officer of Loral Space & Communications, Inc., where he is responsible for overseeing the company's two businesses: Loral Skynet, a global satellite services provider; and Space Systems/Loral, a leading manufacturer of commercial satellites. Loral Space & Communications, Inc. and certain subsidiaries filed for protection under Chapter 11 of the United States Bankruptcy Code on July 15, 2003 and emerged from such proceedings on November 21, 2005. Prior to joining Loral Space & Communications, Inc., Mr. Zahler was engaged in the private practice of law as a partner at the firm of Fried, Frank, Harris, Shriver & Jacobson.

EXECUTIVE OFFICERS

EasyLink's executive officers and their respective ages and positions as of the date of this proxy statement are as follows:


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
NAME              AGE   POSITION
----              ---   --------
Thomas Murawski    62   Chairman, President, Chief Executive Officer, Director
Michael Doyle      51   Vice President and Chief Financial Officer
Richard Gooding    57   Executive Vice President and General Manager
Gary MacPhee       45   Executive Vice President and General Manager
Frank Graziano     49   Senior Vice President of Corporate Development

     THOMAS MURAWSKI: CHAIRMAN, PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR

     For the biographical summary of Thomas Murawski, see "Nominees--Thomas Murawski".

     MICHAEL DOYLE: VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

     Mr. Doyle has served as EasyLink's Vice President and Chief Financial Officer since March 2004. Prior to joining EasyLink, Mr. Doyle was Chief Financial Officer of D&B North America, a division of D&B, Inc. (Dun & Bradstreet) from 2002 to September 2003. Mr. Doyle held various positions at Cendant, Inc. from 1997 to 2002, including Vice President Audit, Vice President Relationship Marketing and Management and Senior Vice President Relationship Marketing & Management. Mr. Doyle served as Chief Financial Officer of the Fluorine Products Division of Allied Signal Corporation from 1995 to 1997. Mr. Doyle held various finance, accounting and management positions at Pepsico, Inc. from 1986 to 1995 and at Continental Can Company, Inc. from 1978 to 1986. Mr. Doyle received his B.B.A from University of Notre Dame and his M.B.A. from New York University.

     RICHARD GOODING: EXECUTIVE VICE PRESIDENT AND GENERAL MANAGER

     Mr. Gooding joined EasyLink in 2001 to oversee the business and technical transition from AT&T. During his tenure with EasyLink, Mr. Gooding served as Vice President, Operations from 2002 until assuming his current role as Executive Vice President and General Manager of the Transaction Delivery Services business unit. Prior to joining EasyLink, Mr. Gooding was involved in "b2b" Internet startups and consulting services from 1997 to 2001. From 1994 to 1996, Mr. Gooding was President of Western Union Data Services Company. From 1991 to 1994, Mr. Gooding held general management positions at MAI Systems Corporation. Between 1971 and 1991, Mr. Gooding held various positions of increasing responsibilities at Western Union Corporation. Mr. Gooding received a B.S. in Mathematics and Computer Science from Clemson University in 1971.

     GARY MACPHEE: EXECUTIVE VICE PRESIDENT AND GENERAL MANAGER

     Mr. MacPhee was appointed EasyLink's Executive Vice President and General Manager Transaction Management Services in January 2005. Mr. MacPhee also served as EasyLink's Vice President Technology from September 2002 to December 2004. Prior to joining EasyLink, Mr. MacPhee was Vice President Business Systems at Merant, Inc. from 1999 to August 2002. Mr. MacPhee held various positions at GE Information Services, a division of the General Electric Company, from 1983 to 1999, including Vice President Global Product Engineering, Director of R&D Internet Services and Director of R&D Consumer Online Services. Mr. MacPhee received his B.S. in Computer Science from Ohio State University and his M.S. in Computer Science from Virginia Polytechnic Institute and State University.

     FRANK GRAZIANO: SENIOR VICE PRESIDENT OF CORPORATE DEVELOPMENT

     Mr. Graziano was appointed EasyLink's Senior Vice President of Corporate Development in January 2005. Mr. Graziano served as EasyLink's Senior Vice President of Marketing from 2003 to 2004 and as Vice President of Acquisitions and Strategic Alliances from 1999 to 2003. Prior to joining EasyLink, Mr. Graziano was involved in investment and merchant banking, turnaround and workout consulting and interim executive assignments for various "b2b" and "b2c" ventures from 1994 to 1998. From 1989 to 1994, Mr. MacPhee was a founder and Chief Executive Officer of Compact Disk Products, a value-added


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

     reseller of personal computer systems and services. Mr. Graziano received his B.S. in Chemistry/Business from the University of Scranton and his M.B.A. in Finance from the Columbia University Graduate School of Business.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

EasyLink's Audit Committee reviews and approves in advance all related party transactions in accordance with its written charter.

     COMMON STOCK FINANCING

     On April 13, 2006, EasyLink entered into a common stock purchase agreement and a registration rights agreement with certain of its existing stockholders (including, among others, Federal Partners, L.P., Lawrence Auriana and members of EasyLink's board of directors and management). Under the terms of the common stock purchase agreement, EasyLink raised an aggregate of approximately $5,400,000 in exchange for the issuance of approximately 1,800,000 shares of Common Stock. Of the total $5,400,000, approximately $4,900,000 was raised from non-management investors and approximately $500,000 from EasyLink's directors and key members of EasyLink's senior management. Purchases by non-management investors were at $0.60 per share, while purchases by EasyLink's directors and senior management were at $0.62, which was equal to the most recent closing bid price prior to the execution and delivery of the common stock purchase agreement. The common stock purchase agreement contained a condition to closing that EasyLink's directors and management commit to purchase at least $500,000 of Common Stock under the common stock purchase agreement at a price not less than the most recent closing bid price.

     Under the terms of the registration rights agreement, EasyLink agreed to prepare and file on or before December 31, 2006 a registration statement covering the resale of the shares of Common Stock issued in the financing. EasyLink has delayed the filing of this registration statement pending the outcome of the merger for which approval is being sought in this proxy statement.

     Federal Partners, L.P. purchased approximately 820,000 shares of Common Stock in the financing, raising its ownership to approximately 1,900,000 shares, or 17.5% of EasyLink's total shares outstanding. Lawrence Auriana purchased 500,000 shares of Common Stock under the common stock purchase agreement, raising his ownership to approximately 9.4% of EasyLink's total shares outstanding.

     Members of EasyLink's board of directors, its executive officers and other members of management purchased shares in the financing as follows:

                   PURCHASE   NUMBER OF
NAME                 PRICE      SHARES
----               --------   ---------
Robert J. Casale   $ 20,000      6,451
Peter J. Holzer    $100,000     32,258
George Knapp       $ 25,000      8,064
John C. Petrillo   $ 50,000     16,129
Eric Zahler        $ 62,000     20,000
Thomas Murawski    $100,000     32,258
Michael Doyle      $ 32,500     10,483
Richard Gooding    $  5,000      1,612
Gary MacPhee       $ 10,000      3,225
Frank Graziano     $ 50,000     16,129
Other Management   $ 70,000     22,578
                   --------    -------
   TOTAL           $524,500    169,187
                   ========    =======

     Mr. Duff is Chief Investment Officer of The Clark Estates, Inc. and is Treasurer of the general partner of, and a limited partner of, Federal Partners, L.P. Federal Partners, L.P. is the beneficial holder of shares of Common Stock. In connection with a senior convertible notes financing completed on January 8, 2001,


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

     EasyLink granted to Federal Partners, L.P. the right to designate one director to EasyLink's board of directors so long as Federal Partners, L.P. and other persons associated with it own at least 60,000 shares of Common Stock. Federal Partners, L.P. designated Mr. Duff in connection with the common stock financing described above, and he was appointed to EasyLink's board of directors on April 13, 2006. Through his limited partnership interest in Federal Partners, L.P., Mr. Duff has an indirect interest in 3,055 shares of Common Stock held by Federal Partners, L.P.

     OTHER RELATIONSHIPS

     PWSP and its predecessor firms Pillsbury Winthrop LLP and Winthrop, Stimson, Putnam & Roberts have served as EasyLink's counsel dating back to EasyLink's initial public offering in 1999. Robert E. Zahler has been a partner of PWSP since 2005 effective upon the merger of Pillsbury Winthrop LLP and Shaw Pittman LLP, a separate predecessor firm of PWSP. Robert E. Zahler is the brother of EasyLink director Eric Zahler. The approximate value of transactions between EasyLink and PWSP during the past fiscal year was $253,000. Robert E. Zahler has not been involved directly in PWSP's representation of EasyLink but does receive indirect benefits from PWSP's representation of EasyLink as a partner of PWSP.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires EasyLink's directors and executive officers and persons that own more than 10% of Common Stock (collectively, "Reporting Persons") to file with the SEC initial reports of ownership and changes in ownership of Common Stock. Reporting Persons are required by SEC regulations to furnish EasyLink with copies of all Section 16(a) reports that they file. EasyLink prepares Section 16(a) forms on behalf of its directors and executive officers based on the information provided by them.

To EasyLink's knowledge and based solely on EasyLink's review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, EasyLink believes that, during the 2006 fiscal year, no Reporting Person failed to file the forms required by Section 16(a) of the Exchange Act on a timely basis.

CORPORATE GOVERNANCE

EasyLink's board of directors has adopted the following corporate governance documents:

     - Code of Business Conduct and Ethics that applies to its officers, including its Chief Executive Officer and its principal financial and accounting officer;

     - written charters of the audit committee and the compensation committee of EasyLink's board of directors;

     -    resolutions for Director Nominations Procedures; and

     -    a Stockholders Communications with the Board of Directors Policy.

Copies of such corporate governance documents are posted on the Corporate Governance page of EasyLink's website. The Corporate Governance page of EasyLink's website can be accessed in the Investor Relations section of EasyLink's website at www.easylink.com.

CODE OF BUSINESS CONDUCT AND ETHICS

EasyLink's Code of Business Conduct and Ethics applies to all employees, officers and members of EasyLink's board of directors, including the principal executive officer, the principal financial officer, the principal accounting officer and the controller. The provisions of the Code of Business Conduct and Ethics are designed to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships. The Code of Business Conduct and Ethics is posted on the Corporate Governance page of EasyLink's website, which can be accessed in the Investor Relations section of EasyLink's website at www.easylink.com.


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

DIRECTOR NOMINATION PROCESS

EasyLink's board of directors does not have a standing nominating committee. EasyLink's board of directors has, however, adopted Director Nominations Procedures. The Director Nominations Procedures provide, among other things, that:

     - EasyLink's independent directors (as determined in accordance with the rules and regulations of The Nasdaq Capital Market) will (i) assist EasyLink's board of directors in identifying individuals qualified to become members of EasyLink's board of directors and committees thereof, (ii) recommend director nominees for selection by EasyLink's board of directors at each annual meeting of stockholders and upon any vacancy in EasyLink's board of directors, and (iii) take such other actions within the scope of the Director Nominations Procedures as such independent directors deem necessary or appropriate.

     -    The independent directors have authority to:

               - evaluate the size and composition of EasyLink's board of directors, develop criteria for membership on EasyLink's board of directors and evaluate the independence of existing and prospective directors;

               - seek, evaluate and recommend that EasyLink's board of directors select qualified individuals to become directors;

               - approve procedures to be followed by stockholders in submitting recommendations of director candidates and the consideration of such director candidates in accordance with any applicable notice provisions and procedures set forth in EasyLink's bylaws;

               - assist EasyLink in making the periodic disclosures related to the nominating procedures required by rules issued or enforced by the SEC;

               - take such other actions as may be requested or required by EasyLink's board of directors from time to time; and

               - decide whether to retain a search firm and/or legal counsel and other consultants to assist such independent directors in identifying, screening and attracting director candidates and in fulfilling their role under the Director Nominations Procedures, with the fees of such firm, counsel or consultant paid by EasyLink.

EasyLink's board of directors will consider candidates recommended by stockholders when the nominations are properly submitted. The deadlines and procedures for stockholder submissions of director nominees are described below under "Stockholder Proposals". Following verification of the stockholder status of persons proposing candidates, the independent directors, acting pursuant to the Director Nominations Procedures described above, will make an initial analysis of the qualifications of any candidate recommended by stockholders to determine whether the candidate is qualified for service on EasyLink's board of directors before deciding to undertake a complete evaluation of the candidate. Other than the verification of compliance with procedures and stockholder status and the initial analysis performed by the independent directors, a potential candidate nominated by a stockholder is considered in the same manner as any other potential candidate during the review process by EasyLink's board of directors.

The Director Nominations Procedures are posted on the Corporate Governance page of EasyLink's website, which can be accessed in the Investor Relations section of EasyLink's website at www.easylink.com.

COMMUNICATIONS WITH EASYLINK'S BOARD OF DIRECTORS

EasyLink's board of directors believes that it is in the best interest of EasyLink and its stockholders to maintain a policy of open communications between EasyLink's stockholders and EasyLink's board of directors. Accordingly, EasyLink's board of directors has adopted the following procedures for stockholders who wish to communicate with EasyLink's board of directors.

Stockholders who wish to communicate with EasyLink's board of directors or with specified directors should do so by forwarding such communication, in writing, to The Board of Directors, c/o Investor Relations, EasyLink Services Corporation, 33 Knightsbridge Road, Piscataway, New Jersey 08854. Any such communication must state the


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
number of shares beneficially owned by the stockholder making the communication. EasyLink's Investor Relations department will forward such communication to the full board of directors or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case EasyLink's Investor Relations department (after consultation with EasyLink's legal department, if appropriate) will have the authority to discard the communication or take appropriate legal action regarding the communication. A good faith determination made by EasyLink's Investor Relations department to forward a communication or not to forward a communication to the full board of directors or to any individual director or directors shall be final and conclusive and deemed in full compliance with these procedures.

DIRECTOR INDEPENDENCE

In accordance with the rules and regulations of The Nasdaq Capital Market, EasyLink's board of directors affirmatively determines the independence of each director and nominee for election as a director in accordance with guidelines that it has adopted, which include all elements of independence under the definition promulgated by The Nasdaq Capital Market. Based on these standards, EasyLink's board of directors has determined that each of Messrs. Casale, Holzer, Knapp, Petrillo, Raney and Zahler is an independent director under the listing standards of The Nasdaq Capital Market, is a non-employee director as defined in Rule 16(b)-3 under the Exchange Act and is an outside director as such term is defined with respect to Section 162(m) of the Code.

MEETINGS AND COMMITTEES OF EASYLINK'S BOARD OF DIRECTORS

During 2006, EasyLink's board of directors had 9 meetings and acted 0 times by unanimous written consent. All of EasyLink's directors attended 75% or more of the aggregate number of regularly scheduled and special meetings of EasyLink's board of directors and committees thereof on which they served and that were held during their tenure in 2006. All of EasyLink's directors attended EasyLink's annual meeting held in 2006.

AUDIT COMMITTEE

EasyLink's board of directors has established an audit committee (the "Audit Committee"). The Audit Committee is currently comprised of four directors:
Messrs. Raney (Chairman), Knapp, Petrillo and Zahler. EasyLink's board of directors has determined that each of the current Audit Committee members is independent within the meaning of the marketplace rules of The Nasdaq Capital Market and is otherwise eligible to serve on the Audit Committee in accordance with the other marketplace rules of The Nasdaq Capital Market. EasyLink's board of directors has determined that all members of the Audit Committee meet the requirements for financial literacy and that Mr. Raney qualifies as an "audit committee financial expert" pursuant to applicable SEC rules and regulations.

The Audit Committee held 9 meetings during 2006 and acted 0 times by unanimous written consent. The Audit Committee oversees EasyLink's accounting and financial reporting processes and the audits of its financial statements. The Audit Committee also coordinates the oversight by EasyLink's board of directors of EasyLink's internal control over financial reporting, its disclosure controls and procedures and its Code of Business Conduct and Ethics. The Audit Committee is also responsible for reviewing all transactions between EasyLink and related parties.

EasyLink's board of directors has adopted a written charter for the Audit Committee. The charter is posted on the Corporate Governance page of EasyLink's website, which can be accessed in the Investor Relations section of EasyLink's website at www.easylink.com.

COMPENSATION COMMITTEE

The compensation committee of EasyLink's board of directors (the "Compensation Committee") is currently comprised of three non-management independent directors: Messrs. Knapp, Casale and Holzer. Mr. Knapp is the Chairman of the Compensation Committee. The Compensation Committee held 5 meetings during 2006 and acted 0 times by unanimous written consent. The Compensation Committee has the authority to determine salaries and bonuses and to make awards of capital stock or options to purchase capital stock of EasyLink to EasyLink's officers


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

and employees. All decisions relating to the compensation of EasyLink executive officers are either made or recommended to EasyLink's board of directors by the Compensation Committee.

The Compensation Committee operates pursuant to a written charter adopted by EasyLink's board of directors. The charter is posted on the Corporate Governance page of EasyLink's website, which can be accessed in the Investor Relations section of EasyLink's website at www.easylink.com.

COMPENSATION DISCUSSION AND ANALYSIS

     INTRODUCTION

     This Compensation Discussion and Analysis (this "CD&A") provides an overview of EasyLink's executive compensation program, together with a description of the material factors underlying the decisions that resulted in the compensation provided to EasyLink's Chairman, President and Chief Executive Officer ("CEO"), Chief Financial Officer ("CFO") and certain other executive officers (collectively, the named executive officers ("NEOs")) for 2006 (as presented in the tables that follow this CD&A).

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Compensation Committee has ever served as an officer of EasyLink. The Compensation Committee has responsibility for determining and implementing EasyLink's philosophy with respect to executive compensation and, accordingly, has overall responsibility for approving and evaluating the various components of EasyLink's executive compensation program.

     None of EasyLink's executive officers serves as a member of the board of directors or the compensation committee of any other entity that has one or more executive officers serving as a member of EasyLink's board of directors or the Compensation Committee.

     EXECUTIVE COMPENSATION PHILOSOPHY AND OBJECTIVES

     The Compensation Committee's philosophy with respect to executive compensation is to provide compensation that attracts and retains outstanding executive talent, motivates and rewards the performance of EasyLink's NEOs in support of its strategic, financial and operating objectives and aligns the interests of EasyLink's executives with the long-term interests of EasyLink's stockholders. Accordingly, the Compensation Committee implements and maintains compensation plans that motivate EasyLink's NEOs to achieve the business objectives developed by management and approved by EasyLink's board of directors and rewards its NEOs for achieving such objectives. The Compensation Committee believes that EasyLink's executive compensation packages should include both cash and stock-based compensation that reward performance as measured against established objectives.

     EXECUTIVE COMPENSATION CONSULTANT

     The Compensation Committee has the authority under its charter to engage the services of outside advisors to assist the Compensation Committee in fulfilling its responsibilities. In accordance with this authority, in 2006, the Compensation Committee engaged both Frederic W. Cook & Co., Inc. (the "Compensation Consultant") and Pearl Meyer & Partners (the "Executive Compensation Consultant") to conduct a review of, and to provide guidance with respect to, EasyLink's executive compensation programs.

     SETTING EXECUTIVE COMPENSATION

     In making compensation decisions, the Compensation Committee strives to ensure that EasyLink's executive compensation programs are competitive with those of publicly traded internet software and services companies with which the Compensation Committee believes that EasyLink competes for talent. EasyLink's management recommends a list of companies in the peer group, which is then reviewed by the


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

     Compensation Committee. In 2006, the Compensation Consultant provided the Compensation Committee with recent historical executive compensation data for these peer group companies, as well as survey data from the 2005 Radford Technology Survey for generally comparable companies (collectively, the "collected market data"). Based on the collected market data, the Compensation Committee then adjusted the peer group composition as it deemed appropriate and reasonable.

     The peer group companies that were considered for 2006 (collectively, the "Compensation Peer Group") were:

          -    Cell Genesys Inc.

          -    Centra Software

          -    CGI Holding

          -    Corillian

          -    Globix

          -    Greenfield Online

          -    Hyperspace Communications

          -    I-Many

          -    Imergent

          -    Innodata Isogen

          -    Interland

          -    Internap Network

          -    Kintera

          -    Looksmart

          -    Navisite

          -    Net2Phone

          -    Newmarket Technology

          -    Planetout

          -    Raindance Communications

          -    Saba Software

          -    Savvis

          -    Selectica

          -    Tucows

          -    Vitria Technology

     The Compensation Committee reviews the total compensation levels for each of EasyLink's NEOs against the collected market data for the Compensation Peer Group. In order to address retention concerns and ensure that EasyLink's hiring practices remain competitive, the Compensation Committee targeted total compensation for each NEO for 2006 at approximately the 75th percentile of compensation paid to executives holding equivalent positions in the Compensation Peer Group. In this regard, there is no pre-established policy or target for the allocation between cash and non-cash compensation or short-term and long-term compensation. Rather, the Compensation Committee reviews and determines the appropriate level and mix of compensation on an ongoing basis.

     All compensation decisions for EasyLink's NEOs, including determining salaries and bonuses and making equity awards, including grants of common stock or options to purchase common stock, are made or approved by the Compensation Committee. However, EasyLink's management plays a significant role in the compensation setting process. At the request of the Chairman of the Compensation Committee, EasyLink's CEO or other NEOs may attend and participate in portions of the Compensation Committee's meetings and, as described below, the NEOs play a role in setting the targets and objectives for EasyLink's annual executive incentive plans. The Compensation Committee considers, but is not bound by and does not always accept, management's proposals.

     EasyLink's compensation practices are evaluated on an ongoing basis to determine whether they are appropriate to attract, retain and motivate key personnel. Such evaluations may result in a determination


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     that it is appropriate to increase salaries, award additional stock options or other stock-based compensation or provide other short-term and long-term incentive compensation to EasyLink's NEOs.

     2006 EXECUTIVE COMPENSATION COMPONENTS

     EasyLink seeks to implement the compensation philosophy described above through compensation programs for its NEOs that consist of three major elements: base salary; short-term incentive compensation (in annual bonuses); and long-term incentive compensation in the form of stock options or other stock-based awards. Each of these elements is described in greater depth below.

          Base Salary

          The base salaries for EasyLink's NEOs are intended to attract and retain the leadership and skill necessary to build long-term stockholder value. Initial base salaries for EasyLink's NEOs are set by the Compensation Committee based on the NEO's experience and performance with previous employers, pay levels for similar positions in the Compensation Peer Group and negotiations with individual NEOs. Thereafter, the Compensation Committee typically considers increases to base salaries for EasyLink's NEOs annually as part of EasyLink's performance review process, as well as upon a promotion or other significant change in job responsibility. In recent years, except where there has been a significant change in job responsibility, most salary increases for the NEOs have been cost-of-living increases. Salary increases for EasyLink's NEOs normally take effect on July 1st of each year.

          In establishing the salaries of the NEOs for 2006, the Compensation Committee reviewed the collected market data regarding each NEO's salary and total target compensation relative to salaries for similar positions in the Compensation Peer Group. The Compensation Committee also considered the results of the review of the CEO's performance by EasyLink's board of directors and information provided by the CEO with respect to the performance reviews of the other NEOs. The Compensation Committee also considered recommendations from the CEO regarding salary adjustments for the other NEOs. The Compensation Committee reviews the recommendations of the CEO carefully in light of his proximity to the other NEOs and his knowledge of their individual contributions to EasyLink. The Compensation Committee does not rely on predetermined formulas or a limited set of criteria when it evaluates the performance of the CEO and the other NEOs. The Compensation Committee may accord different weight at different times to different factors for each NEO.

          The CEO's total compensation is determined by the Compensation Committee in executive session without the presence of the CEO. In addition to evaluating the CEO's salary by the same factors applied to the other NEOs, the accomplishments of the CEO in developing EasyLink's business strategy, EasyLink's performance relative to this strategy and his ability to attract and retain senior management are also considered. Further, the Compensation Committee takes into consideration other aspects of EasyLink's health and development.

          After considering all of the foregoing, the Compensation Committee determined compensation for the NEOs for 2006, as it deemed appropriate. The salary increases approved by the Compensation Committee for the NEOs ranged from zero to 6.94%, resulting in an overall increase to the NEO payroll of 2.7%. As a result, the NEOs' base salaries, in the aggregate, generally approached the 75th percentile of similarly situated executive officers in the Compensation Peer Group, although there was considerable individual variation.

          Short-Term Annual Incentive Compensation

          The Compensation Committee believes that a significant component of each NEO's compensation should be directly dependent on EasyLink's performance and in particular on EasyLink's


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          achievement of certain financial goals. Accordingly, the Compensation
          Committee approves an annual executive incentive plan (the "Executive Incentive Plan") that provides an opportunity for the NEOs to receive additional compensation upon the achievement of certain designated short-term financial objectives.

          Each year, the Compensation Committee, working with senior management and the entire board of directors, sets these short-term financial performance objectives under EasyLink's annual Executive Incentive Plan. These financial performance objectives, as well as any individual objectives that may be established by the Compensation Committee, become an NEO's performance criteria under the applicable Executive Incentive Plan. The Compensation Committee then sets a target annual incentive amount for each NEO (the "target bonus"), generally expressed as a percentage of the NEO's base salary, for achievement of his performance criteria under the Executive Incentive Plan. The target bonus approved by the Compensation Committee for the NEOs other than the CEO is normally recommended by the CEO and are then reviewed by the Compensation Committee with the CEO. The Compensation Committee decides the target bonus for the CEO in an executive session without the presence of the CEO.

          After the end of each fiscal year, the Compensation Committee reviews whether, and to what extent, the NEOs' performance criteria were attained for the prior fiscal year. The Compensation Committee also considers any other significant but unforeseen factors that may have positively or negatively affected EasyLink's performance. Based upon this review, the Compensation Committee then determines awards under the Executive Incentive Plan for the prior fiscal year. If EasyLink or the NEO fails to meet fully some or all of EasyLink's or individual objectives, the awards may be significantly reduced or even eliminated.

          In 2006, the Compensation Committee determined that the designated short-term financial performance objectives under EasyLink's Executive Incentive Plan established for 2005, consisting of minimum revenue and EBITDA objectives, had not been met. As a result of this determination, no annual incentive bonuses were paid to the NEOs under EasyLink's Executive Incentive Plan established for 2005.

          EasyLink's Executive Incentive Plan established for 2006 (the "2006 Executive Incentive Plan") was submitted by the CEO and approved by the Compensation Committee at its April 25, 2006 meeting. Payouts under the 2006 Executive Incentive Plan were based on EasyLink's achievement of prescribed revenue and EBITDA objectives for fiscal year 2006. In addition, the Compensation Committee determined that the absence of a going concern modification in the report of EasyLink's independent registered public accounting firm on its 2006 annual financial statements was an additional individual objective for the CEO and the CFO under the 2006 Executive Incentive Plan and would be a consideration in the determination of their 2006 bonuses.

          EasyLink has not disclosed the specific revenue and EBITDA objectives approved by the Compensation Committee under the 2006 Executive Incentive Plan, because they constitute confidential business information that could damage EasyLink's ability to compete effectively in the marketplace. However, these financial performance targets were established and approved by the Compensation Committee and were believed to be sufficiently ambitious so as to provide meaningful incentives.

          The EBITDA objective adopted by the Compensation Committee was calculated as income from continuing operations plus net interest expense, income taxes, depreciation and amortization and write-offs of intangibles.

          Under the 2006 Executive Incentive Plan, the target bonuses established for the NEOs, based on a percentage of base salary, were 75% for Mr. Murawski, 50% for Messrs. Gooding and MacPhee and 30% for Messrs. Doyle and Graziano. The NEOs were eligible to receive a bonus from zero


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          to 200% of their target bonus percentages based upon the actual level of under-achievement and/or over-achievement of the revenue and EBITDA performance objectives. In determining the amount of the individual target bonuses for the NEOs, the Compensation Committee did not use any formula-based approach. However, the target bonuses for the NEOs were generally at or about the 50th percentile of annual incentive bonus targets of similarly situated executive officers in the Compensation Peer Group, with some individual variation.

          The Compensation Committee retained full authority to approve the final amount of any awards under the 2006 Executive Incentive Plan. At the time of the 2006 Executive Incentive Plan's adoption and approval, the Compensation Committee determined that bonus payments under the 2006 Executive Incentive Plan were to be paid first using up to 160,000 shares of Common Stock in order to increase the level of stock ownership in EasyLink for all NEOs.

          At its meeting on February 26, 2007, the CEO reviewed with the Compensation Committee the results of the NEOs' attainment of their performance criteria under the 2006 Executive Incentive Plan. Given EasyLink's failure to achieve the revenue objective for 2006, no award for revenue performance was made. However, due to the fact that EasyLink exceeded its EBITDA objective, the Compensation Committee awarded bonuses to the NEOs under the 2006 Executive Incentive Plan in the amount of 77% of their target bonus percentages, which were paid in the first quarter of 2007. In addition, the Compensation Committee considered the individual bonuses of the CEO and CFO as they related to the going concern modification. Given positive indications by EasyLink's independent registered public accountants to the Audit Committee as to the likelihood of the elimination of the going concern modification, the Compensation Committee decided to pay bonuses to the CEO and CFO consistent with the bonuses for the other NEOs. Finally, in light of the formation by EasyLink's board of directors of a special committee of independent directors to evaluate strategic alternatives, which development had not been foreseen at the time the Compensation Committee approved the 2006 Executive Incentive Plan, the Compensation Committee determined that it would be more appropriate to pay the bonuses awarded under the 2006 Executive Incentive Plan in cash rather than in stock. Accordingly, in March 2007, bonuses were paid to the NEOs under the 2006 Executive Incentive Plan.

          On May 17, 2007, the Compensation Committee adopted a 2007 Executive Incentive Plan for EasyLink. EasyLink's 2007 executive incentive compensation is based on achieving specified revenue and EBITDA objectives. Officers and key management employees are eligible to participate upon the recommendation of EasyLink's CEO and the approval of the Compensation Committee. Under the plan, a target award based on percentage of base salary has been established for each participant, which varies from 10% to 75% of base salary for the participant. The participant may receive a bonus from 0% to 200% of the target award based upon the actual level of under-achievement and/or over-achievement of the revenue and EBITDA performance objectives.

          At the discretion of the Compensation Committee, payments under the 2007 Executive Incentive Plan may be made in cash or stock or a combination of cash and stock. All bonus payments will be net of applicable withholding taxes. If bonus award payments under the plan are made in shares of common stock instead of cash, then the value of the shares issued in payment of the bonus is not treated as an expense item in the EBITDA calculation for this purpose. All transaction expenses incurred in connection with exploring or consummating strategic alternatives will also be excluded from the EBITDA calculation.

          The Compensation Committee retains full authority to approve final amounts, which may be higher or lower than plan results. The Compensation Committee may also approve the use of individual objectives as part of a participant's performance criteria under the plan. For 2007, the Compensation Committee has determined that the absence of a going concern qualification in the report of EasyLink's independent auditor on EasyLink's 2007 annual financial statements is an


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          individual objective for certain executives and is a consideration in the determination of their 2007 bonus.

          If there occurs a significant beneficial or adverse change in economic conditions, the indications of growth or recession in EasyLink's business segments, the nature of EasyLink's operations, applicable laws, regulations or accounting practices or other unanticipated matters that, in EasyLink's judgment, have a substantial positive or negative effect on EasyLink's performance, the Compensation Committee may modify or revise the performance objectives. These significant changes might, for example, result from acquisitions or dispositions of assets or mergers.

          Employees terminating prior to the payout date are not eligible for payment of an award unless termination is due to retirement or economic reduction in force or change of control (as described in the plan).

          Should a "change of control" occur during the year, participants will receive an award in accordance with the plan pro-rated through the date of the change of control. The award will be based upon EasyLink's cumulative performance to the budgeted revenue and EBITDA objectives that are the basis for the full year 2007 plan. Following a change of control, new objectives may be established by EasyLink's CEO for the remainder of the year consistent with transition objectives such that eligible employees will have an opportunity to earn their full year target bonus. If new objectives are not set after the change of control for the remaining months of the year, then current plan objectives will apply.

          Long-Term Incentive Compensation

          The Compensation Committee considers equity-based compensation to be a valuable and necessary compensation tool that aligns the long-term financial interests of the NEOs with the financial interests of EasyLink's stockholders by linking a portion of the NEOs' compensation with the performance of EasyLink's stock and the value delivered to EasyLink's stockholders. Accordingly, the Compensation Committee provides long-term incentives to EasyLink's NEOs through equity-based compensation under EasyLink's 2005 Stock and Incentive Plan. Historically, the Compensation Committee has elected to use stock options as the primary long-term equity incentive vehicle. However, EasyLink's 2005 Stock and Incentive Plan also provides for other awards, such as restricted stock, restricted stock units and deferred stock units, that consist of, or are denominated in, payable in, valued in whole or in part by reference to or otherwise related to, Common Stock.

          Because the Compensation Committee believes that equity-based compensation remains one of the most important ways to motivate and reward EasyLink's NEOs to increase stockholder value over the long-term, in 2006, the Compensation Committee requested guidance from the Compensation Consultant with respect to maximizing the utility of this component of compensation. Accordingly, based on the recommendation of the Compensation Consultant, at its meeting on April 25, 2006, the Compensation Committee recommended that EasyLink's 2005 Stock and Incentive Plan (the "2005 Stock and Incentive Plan") be amended to increase the maximum number of shares of Common Stock that could be issued thereunder, for use in both bonus awards and long-term incentive awards, from 200,000 shares to 600,000 shares. (All references here and elsewhere in this proxy statement to shares of Common Stock give effect to the 1-for-5 reverse stock split which became effective on August 28, 2006.) This amendment to the 2005 Stock and Incentive Plan was approved by EasyLink's stockholders at the annual meeting of stockholders held on June 20, 2006 (the "2006 Annual Meeting").

          The Compensation Consultant also recommended to the Compensation Committee that EasyLink's previously discontinued employee stock purchase plan (the "Stock Purchase Plan") be reintroduced to provide an additional incentive to a broad-based group of EasyLink's employees


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          to acquire a proprietary interest in EasyLink, to continue their positions with EasyLink and to increase their efforts on EasyLink's behalf. The Stock Purchase Plan was also approved by EasyLink's stockholders at the 2006 Annual Meeting, but has not yet been implemented by EasyLink. At the time the Stock Purchase Plan was approved by EasyLink's stockholders, EasyLink was not in compliance with the requirements of The Nasdaq Capital Market regarding the price of Common Stock. As a result, EasyLink postponed implementation of the Stock Purchase Plan until it had regained compliance with this requirement and the price of the Common Stock had stabilized. However, EasyLink has again postponed the implementation of the Stock Purchase Plan pending the outcome of the evaluation of the special committee of independent directors regarding strategic alternatives.

          Also on the recommendation of the Compensation Consultant, at its meeting on August 1, 2006, the CEO presented to the Compensation Committee, and the Compensation Committee approved, three forms of stock award agreements for possible future grants under the 2005 Stock and Incentive Plan: a deferred stock unit agreement; a restricted unit agreement; and a restricted stock agreement. By approving these forms of stock award agreements for the future, the Compensation Committee sought to permit itself greater flexibility and broader alternatives in designing future awards of equity-based compensation to motivate and reward the NEOs.

          All equity-based grants to the NEOs are approved by the Compensation Committee. The Compensation Committee has typically granted long-term incentive awards to the NEOs at the Compensation Committee's regularly scheduled October meeting, although such grants are entirely at the discretion of the Compensation Committee, including their timing, the recipients thereof and the number of shares underlying any particular grant. Prior to fiscal year 2006, these awards had been in the form of stock option grants, with exercise prices equal to the fair market value of the underlying Common Stock on the date of grant, as determined under the 2005 Stock and Incentive Plan, typically vesting over a 4-year period and expiring 10 years from the date of grant. With regard to these annual grants made to NEOs, it has generally been EasyLink's practice for the CEO to propose grants to the Compensation Committee. The Compensation Committee would review the recommendations of the CEO for stock option grants to the other NEOs and would conduct its own review and analysis with respect to grants to the CEO. In determining the grants, the Compensation Committee considered each NEO's current contributions to EasyLink's performance, the anticipated contribution to meeting EasyLink's long-term strategic performance goals and industry practices and norms. Long-term incentives granted in prior years and existing levels of stock ownership were also taken into consideration.

          In addition to annual equity awards, the Compensation Committee has also approved stock option awards for newly hired NEOs or in recognition of an NEO's promotion or expansion of responsibilities. Newly hired NEOs typically receive an initial award of stock options on the first date of employment, while newly promoted executives may receive an award of stock options on the effective date of their promotion. The value of an initial option grant to an NEO has generally been determined with reference to peer group companies, the responsibilities and future contributions of the NEO and recruitment and retention considerations.

          To further explore its alternatives with respect to long-term incentive compensation for the NEOs, in August 2006, the Compensation Committee engaged the Executive Compensation Consultant to review EasyLink's existing incentive plans and to recommend a long-term incentive plan. Throughout the remainder of 2006, the Compensation Committee consulted with the Compensation Consultant and the Executive Compensation Consultant regarding the structuring of long-term incentives targeted to the market median that facilitate EasyLink's performance and NEO retention.

          In order to accomplish these objectives, the Executive Compensation Consultant recommended that the Compensation Committee implement a mix of equity instruments, including time vesting


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          stock options, time-based restricted stock and performance vesting restricted stock. In October 2006, based on the recommendation of the Executive Compensation Consultant, the Compensation Committee introduced the use of time-based vesting shares of restricted stock and granted Messrs. Murawski, Doyle, MacPhee, Gooding and Graziano an aggregate of 83,827 shares of restricted Common Stock under the 2005 Stock and Incentive Plan. Each of these grants vest as to 25% of the shares on October 10, 2007 and as to 1/12th of the remaining shares quarterly thereafter so that all amounts would be fully vested on October 10, 2010 if the recipient remains employed by EasyLink until that date. These restricted stock grants do not require any specific performance achievement during the vesting period in order to be earned. See the table under "Grants of Plan-Based Awards in Fiscal Year 2006" below for more detail on these grants to the NEOs. In determining the amount of the individual long-term equity awards for the NEOs for 2006, the Compensation Committee did not use any formula-based approach.

     PERQUISITES AND OTHER PERSONAL BENEFITS

     In accordance with EasyLink's compensation philosophy, EasyLink continues to maintain modest benefits and very limited perquisites for its NEOs. EasyLink generally does not provide pension arrangements, post-retirement health coverage or similar benefits for its NEOs. The few perquisites provided to EasyLink's NEOs during 2006 aggregated to less than $10,000 per NEO, and the amounts relating to these perquisites for 2006 are included in the table under "Summary Compensation Table for Fiscal Year 2006" below and described in the accompanying footnotes. EasyLink's NEOs participate on the same terms as other employees in EasyLink's 401(k) plan and health and welfare benefits plans, including medical, dental, life and disability insurance, and are entitled to vacation time and paid time off based on EasyLink's general vacation policies. The Compensation Committee believes that the perquisites and benefits currently offered to EasyLink's NEOs are consistent with, if not below, the median competitive levels for comparable companies. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to the NEOs to ensure these programs are warranted, based upon the business need and contributions of the NEOs.

     TIMING OF AWARDS

     The Compensation Committee is the only party authorized to grant equity awards to the NEOs. Although EasyLink does not have a formal policy, it is the Compensation Committee's practice to issue equity compensation awards only at regularly scheduled Compensation Committee meetings without regard to the timing of the release of material information. Executives do not have any role in selecting the grant date of equity awards. EasyLink does not time the award of stock options or other equity-based compensation to take advantage of anticipated or actual changes in the price of Common Stock prior to or following the release of material information about EasyLink.

     The grant date of equity awards is generally the date the Compensation Committee approves the award. However, if a Compensation Committee meeting is scheduled for a date during an EasyLink trading blackout period, the grant date of an equity award may be set for a date after the trading blackout period has ended. In general, equity awards to the NEOs are made during the Compensation Committee's June meeting, at which, in connection with the annual meeting, the Compensation Committee reviews EasyLink performance and determines base salaries and bonuses for all of the NEOs. However, at the time of the 2006 Annual Meeting, EasyLink was in the process of preparing for the 1-for-5 reverse stock split that became effective in August 2006. As a result, the equity awards to the NEOs for 2006 were made in October rather than in June. The Compensation Committee may also make equity awards at other times during the year in connection with promotions, assumption of additional responsibilities and other factors.

     The exercise price of all stock option awards is equal to the fair market value of the underlying Common Stock on the date of the grant, which is defined by the 2005 Stock and Incentive Plan as the closing price of the Common Stock on the last trading day prior to the date of grant.


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     STOCK OWNERSHIP REQUIREMENTS

     The Compensation Committee is considering, but has not yet established, minimum ownership guidelines of the Common Stock for EasyLink's NEOs to further align management's incentives with those of stockholders. Although EasyLink does not currently have such a stock ownership policy for its NEOs, all of EasyLink's NEOs own shares of Common Stock.

     EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL ARRANGEMENTS

          Employment Agreements

          The Murawski Employment Agreement provides for Mr. Murawski's employment at-will and contains confidentiality, intellectual property and non-solicitation covenants. In addition, the Murawski Employment Agreement contains provisions relating to payments and benefits upon termination of Mr. Murawski's employment due to his death or disability, if Mr. Murawski's employment is terminated without "cause" or if he terminates his employment for "good reason". The Murawski Employment Agreement also has provisions addressing termination in the event of a "change of control" of EasyLink, which, in addition to providing for certain payments to Mr. Murawski, also provides for accelerated vesting, until February 15, 2010, of all of his outstanding equity-based awards. The Murawski Employment Agreement defines "cause", "good reason" and "change of control". In addition, if a sale of EasyLink occurs before the termination of Mr. Murawski's employment or within three months after a termination of his employment without cause or within three months after Mr. Murawski terminates his employment for good reason, he will be entitled to receive upon the consummation of the sale a cash payment equal to 2.5% of the consideration received by the holders of Common Stock pursuant to the sale. If any of the payments to Mr. Murawski under his employment agreement would be subject to the excise tax imposed by
          Section 4999 of the Code, Mr. Murawski will be entitled to receive gross-up payments, which would entitle him to retain, after payment of all additional taxes on the gross-up payments, an amount equal to the amount of the excise tax. See "Tax Considerations" below for further information regarding the gross-up payment. See the table under "Potential Payments upon Termination or Change in Control" below for Mr. Murawski for a more detailed discussion of these arrangements.

          EasyLink has entered into employment agreements with each of Messrs. Doyle, MacPhee and Gooding, which provide for employment at-will and contain confidentiality, intellectual property and non-competition covenants.

          EasyLink also entered into an employment agreement with Mr. Graziano in June 1999, which was subsequently amended in September 2001. Portions of this employment agreement were superseded by the Severance and Change of Control Agreement discussed below. This employment agreement provides for Mr. Graziano's employment at-will and contains confidentiality, intellectual property and non-competition covenants. In addition, this employment agreement provides for Mr. Graziano to receive, as incentive compensation, a bonus of 0.5% of the consideration involved in any completed transaction in which EasyLink purchases the equity or assets of another entity, with a limit per transaction of $5,000.

          Severance and Change of Control Arrangements

          EasyLink has change of control arrangements with each of its NEOs. The terms of Mr. Murawski's change of control arrangement are set forth in his employment agreement, and the terms of EasyLink's change of control arrangements with each of the other NEOs are set forth in severance and change of control agreements that EasyLink entered into with each of these NEO in June 2006 (the "Severance and Change of Control Agreements"). The Severance and Change of


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          Control Agreements were approved by the Compensation Committee on the recommendation of the Compensation Consultant and were designed to provide uniformity of treatment of all of these NEOs upon any change of control of EasyLink.

          The Severance and Change of Control Agreements provide for severance pay in the amount of six months' salary upon termination of an NEO's employment without "cause" at any time or if the NEO terminates his employment for "good reason" within six months after a "change of control" of EasyLink, provided that the NEO signs a waiver and release of claims. If EasyLink terminates the NEO's employment without cause within three months before or six months after a change of control or the NEO terminates his employment for good reason within six months after a change of control, all of the NEO's outstanding equity-based awards will fully vest. The Severance and Change of Control Agreements define "cause", "good reason" and "change of control". The Severance and Change of Control Agreements have initial terms of three years and expire on June 30, 2009 unless renewed by EasyLink upon the approval of the Compensation Committee on or before such date. See the tables under "Potential Payments upon Termination or Change in Control" below for further discussion of these arrangements.

          EasyLink entered into the Severance and Change of Control Agreements so that its NEOs can focus their attention and energies on EasyLink's business during periods of uncertainty that may occur due to a potential change of control. In addition, EasyLink wants its NEOs to support a corporate transaction involving a change of control that is in the best interests of EasyLink's stockholders, even though the transaction may adversely impact the NEO's continued employment with EasyLink. EasyLink believes that its practice of entering into such arrangements with the NEOs allows EasyLink to remain competitive in the market for qualified executives and provides a key incentive for EasyLink's NEOs to remain with EasyLink.

          The change of control benefits provided for under the Severance and Change of Control Agreements are triggered upon a termination of employment by EasyLink (or its successor) without cause or by the NEO for good reason. The Compensation Committee has concluded that this requirement of a "double trigger" to receive severance benefits in the event of a change of control are appropriate for executive officers in positions similar to those of the NEOs at comparable companies.

          On February 13, 2007, the Compensation Committee unanimously approved the amendment of Mr. Murawski's employment agreement to add a change of control provision that provides for the vesting of stock options and other equity-based awards in the same manner as the Severance and Change of Control Agreements.

     TAX CONSIDERATIONS

     Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation a publicly held company may deduct in any one year with respect to its chief executive officer and its four other highest paid executives. There is an exception to the $1,000,000 limitation for performance-based compensation if certain requirements are met. The compensation paid to each of EasyLink's NEOs for 2006 did not exceed the $1,000,000 limit. However, it is possible that some portion of compensation paid to the NEOs in future years will be non-deductible, particularly if a change of control in EasyLink occurs.

     To the extent feasible, the Compensation Committee structures executive compensation to preserve deductibility for federal income tax purposes. However, to maintain flexibility in compensating the NEOs in view of the overall objectives of EasyLink's compensation program, the Compensation Committee has not adopted a policy requiring that all compensation be tax deductible.

     Other provisions of the Code also can affect EasyLink's compensation decisions. Under Section 4999 of the Code, a 20% excise tax is imposed upon an NEO who receives "excess parachute payments" (as defined under section 280G of the Code). The excise tax applies to all payments over one times annual compensation, determined by a 5-year average. Under such circumstances, EasyLink (or its successor) also loses the deduction on the amounts subject to the excise tax. As noted above, Mr. Murawski's employment agreement provides for a "gross-up" payment to him if this excise tax would apply. The Compensation Committee considers the adverse tax liabilities imposed by Section 4999 of the Code, as well as other competitive factors, when it structures certain post-termination compensation payable to its NEOs.

COMPENSATION COMMITTEE REPORT

The information contained in this report shall not be deemed to be "soliciting material" or "filed" or "incorporated by reference" in future filings with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that EasyLink specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

The Compensation Committee establishes and oversees the design and functioning of EasyLink's executive compensation program. The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis, which is required by Item 402(b) of Regulation S-K promulgated by the SEC, with EasyLink's management. Based on this review and discussion, the Compensation Committee recommended to EasyLink's board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

                                           MEMBERS OF THE COMPENSATION COMMITTEE

                                                         George Knapp (Chairman)
                                                                Robert J. Casale
                                                                 Peter J. Holzer

     SUMMARY COMPENSATION TABLE FOR FISCAL YEAR 2006

     The following table provides information about all compensation earned in 2006 by the individuals who served as EasyLink's NEOs, including EasyLink's CEO and CFO:

                                                                        NON-EQUITY
                                                     STOCK   OPTION   INCENTIVE PLAN     ALL OTHER
                                                    AWARDS   AWARDS    COMPENSATION    COMPENSATION
NAME AND PRINCIPAL POSITION       YEAR    SALARY      (1)      (2)          (3)             (4)         TOTAL
---------------------------       ----   --------   ------   ------   --------------   ------------   --------
THOMAS MURAWSKI                   2006   $483,600   $6,863   $    0      $280,295         $7,314      $778,072
   Chairman, President and CEO

MICHAEL DOYLE                     2006   $240,693   $3,477   $    0      $ 56,801         $6,438      $307,409
   Vice President and CFO

RICHARD GOODING                   2006   $204,596   $3,010   $    0      $ 81,917         $6,138      $295,661
   Executive Vice President and
   General Manager

GARY MACPHEE                      2006   $216,962   $3,137   $    0      $ 85,394         $6,509      $312,002
   Executive Vice President and
   General Manager

FRANK GRAZIANO                    2006   $206,032   $2,978   $4,272      $ 48,640         $6,181      $268,103
   Senior Vice President of
   Corporate Development

----------
(1) Represents stock-based compensation expense of restricted stock awards recognized by EasyLink, before forfeitures, under Statement of Financial Accounting Standards ("FAS") 123R for the 2006 fiscal year, rather than amounts paid to or realized by the NEO. Please refer to Note 15 to EasyLink's consolidated financial statements in EasyLink's Form 10-K for the year ended December 31, 2006 for the underlying assumptions for this expense. There can be no assurance that the restricted stock will be earned (in which case no value will be recognized by the NEO) or that the value of the restricted stock actually earned will approximate the compensation expense recognized by EasyLink.

(2) Represents the compensation expense of option awards recognized by EasyLink, before forfeitures, under FAS 123R for the 2006 fiscal year, rather than amounts paid to or realized by the NEO, and includes expense recognized for awards granted prior to 2006. Please refer to Note 15 to EasyLink's consolidated financial statements in EasyLink's Form 10-K for the year ended December 31,

     2006 for the underlying assumptions for this expense. There can be no assurance that options will be exercised (in which case no value will be recognized by the NEO) or that the value on exercise will approximate the compensation expense recognized by EasyLink.

(3) Represents bonuses paid under the 2006 Executive Incentive Plan for 2006. These amounts are not reported in the "Bonus" column because the award is tied to corporate performance goals. Under the SEC's prior rules, these types of awards were previously reported under the "Bonus" column.

(4) Reflects matching contributions to EasyLink's 401(k) plan, which all participating employees receive.

     GRANTS OF PLAN BASED AWARDS IN FISCAL YEAR 2006

     The following table provides information on non-equity incentive plan awards, stock options and certain restricted stock awards granted in 2006 to each of the NEOs. There can be no assurance that the grant date fair value of stock and option awards will ever by realized. The amount of these awards that were expensed is shown in the table under "Summary Compensation Table for Fiscal Year 2006" below.

                                   ESTIMATED FUTURE PAYOUTS
                                  UNDER NON-EQUITY INCENTIVE       ALL OTHER STOCK    CLOSING PRICE ON   GRANT DATE FAIR
                                       PLAN AWARDS (1)             AWARDS: NUMBER       DATE OF GRANT     VALUE OF STOCK
                               -------------------------------   OF SHARES OF STOCK      STOCK AWARD        AND OPTION
NAME              GRANT DATE   THRESHOLD    TARGET     MAXIMUM      OR UNITS (2)         (PER SHARE)        AWARDS (3)
----              ----------   ---------   --------   --------   ------------------   ----------------   ---------------
Thomas Murawski   --               --      $362,700   $725,400             --                  --                  --
                  10/10/2006       --            --         --         29,560               $4.09            $120,900
Michael Doyle     --               --      $ 73,500   $144,000             --                  --                  --
                  10/10/2006       --            --         --         14,976               $4.09            $ 61,252
Richard Gooding   --               --      $106,000   $212,000             --                  --                  --
                  10/10/2006       --            --         --         12,958               $4.09            $ 52,998
Gary MacPhee      --               --      $110,500   $221,000             --                  --                  --
                  10/10/2006       --            --         --         13,509               $4.09            $ 55,252
Frank Graziano    --               --      $ 62,940   $125,880             --                  --                  --
                  10/10/2006       --            --         --         12,824               $4.09            $ 52,450

----------
(1) As described under "Short-Term Annual Incentive Compensation" in this CD&A, the NEOs were eligible to receive between zero and 200% of their target bonus amounts, depending on the achievement of objectives under the 2006 Executive Incentive Plan set by the Compensation Committee on April 25, 2006. The actual amount of the cash payments made to the NEOs pursuant to the Executive Incentive Plan in March 2007, based on 2006 performance, is set forth under the heading "Non-Equity Incentive Plan Compensation" of the table under "Summary Compensation Table for Fiscal Year 2006" below.

(2) Represents grants of restricted stock. The restricted stock vests as to 25% of the shares on October 10, 2007 and as to 1/12th of the remaining shares quarterly thereafter.

(3) Represents aggregate grant date value computed in accordance with FAS 123R, based on the closing price of Common Stock on the date of grant.

     OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR FISCAL YEAR 2006

     The following table provides information about the equity awards held as of December 31, 2006 by each of EasyLink's NEOs:

                   NUMBER OF      NUMBER OF
                   SECURITIES     SECURITIES                                           NUMBER OF      MARKET VALUE OF
                   UNDERLYING     UNDERLYING                                        SHARES OR UNITS   SHARES OR UNITS
                  UNEXERCISED    UNEXERCISED                                         OF STOCK THAT     OF STOCK THAT
                    OPTIONS        OPTIONS      OPTION EXERCISE        OPTION           HAVE NOT          HAVE NOT
NAME              EXERCISABLE   UNEXERCISABLE      PRICE (1)      EXPIRATION DATE      VESTED (2)        VESTED (3)
---------------   -----------   -------------   ---------------   ---------------   ---------------   ---------------
Thomas Murawski         193                          $84.38          05/20/2007
                        771                          $84.38          12/10/2007
                        771                          $84.38          11/10/2008
                        385                          $84.38          12/06/2009
                      4,624                          $84.38          02/08/2010
                      2,501                          $84.38          05/31/2010
                     34,000                          $64.06          01/26/2011
                     46,505                          $11.00          09/10/2011
                     60,000                          $ 4.90          06/21/2012
                     20,600                          $ 2.65          05/14/2013
                    200,000                          $ 6.25          08/07/2013
                      9,000                          $ 6.60          08/03/2014
                                                                                         29,560           $85,428
Michael Doyle        25,000                          $ 7.25          03/22/2014
                      6,000                          $ 6.60          08/03/2014
                      5,000                          $ 5.75          03/22/2015
                                                                                         14,976           $43,281
Richard Gooding         300                          $35.95          03/06/2011
                      1,800                          $11.00          09/10/2011
                      7,000                          $ 4.90          06/21/2012
                      3,000                          $ 2.65          05/14/2013
                     19,000                          $ 6.25          08/07/2013
                      4,000                          $ 6.60          08/03/2014
                     10,000                          $ 5.30          04/25/2015
                                                                                         12,958           $37,449
Gary MacPhee         16,000                          $ 9.40          09/09/2012
                     13,000                          $ 6.25          08/07/2013
                      4,000                          $ 7.90          09/10/2013
                      2,000                          $ 2.65          05/14/2013
                      6,000                          $ 6.60          08/03/2014
                     20,000                          $ 5.30          04/25/2015
                                                                                         13,509           $39,041
Frank Graziano            1                          $84.38          01/31/2009
                         68                          $84.38          02/28/2009
                         33                          $84.38          03/31/2009
                         49                          $84.38          05/31/2009
                      1,100                          $84.38          06/01/2009
                          4                          $84.38          07/23/2009
                         70                          $84.38          03/01/2010
                         49                          $84.38          03/13/2010
                      1,000                          $84.38          05/31/2010
                        640                          $84.38          07/03/2010
                      3,502                          $11.00          09/10/2011
                      5,000                          $ 4.90          06/21/2012
                      3,200                          $ 2.65          05/14/2013
                     17,000                          $ 6.25          08/07/2013
                      4,000                          $ 6.60          08/03/2014
                      1,562                          $ 4.10          08/01/2015
                                  3,438 (4)          $ 4.10          08/01/2015
                                                                                         12,824           $37,061

----------
(1) As described under "Timing of Awards" in this CD&A, the exercise price of all stock option awards under the 2005 Stock and Incentive Plan is equal to the fair market value of the underlying Common Stock on the last trading day preceding the date of grant.

(2) The unvested restricted stock set forth in this column vests as to 25% of the shares on October 10, 2007 and as to 1/12th of the remaining shares quarterly thereafter, so that all amounts would be fully vested on October 10, 2010 if the NEO were still employed by EasyLink at that time. For information regarding the vesting of this restricted stock upon termination of the NEO's employment, see the information set forth under "Potential Payments Upon Termination or Change in Control" below.

(3) The market value of stock awards is based on the closing price of Common Stock on December 29, 2006, which was $2.89.

(4) The unvested options granted to Mr. Graziano set forth in this column vest in 11 equal quarterly installments beginning on February 1, 2007, with the last quarterly vesting scheduled to occur on August 1, 2009. For information regarding the vesting of Mr. Graziano's options, see the information set forth under "Potential Payments Upon Termination or Change in Control" below.

     OUTSTANDING EXERCISES AND STOCK VESTED DURING FISCAL YEAR 2006

     There were no options or other derivative securities exercised in 2006 by any of EasyLink's NEOs. None of the stock awards granted to EasyLink's NEOs vested in 2006.

     PENSION BENEFITS AT FISCAL YEAR 2006 YEAR-END

     EasyLink does not maintain any pension or retirement plans for its NEOs.

     NON-QUALIFIED DEFERRED COMPENSATION FOR FISCAL YEAR 2006

     EasyLink does not provide any non-qualified defined contribution or other deferred compensation plans to its NEOs.

     POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

     The tables below show potential payments to each of the NEOs under existing contracts, agreements, plans or arrangements, whether written or unwritten, upon different termination scenarios. The amounts shown assume that such termination was effective as of December 31, 2006 and are estimates of the amounts that would have been paid out to the NEOs upon their termination at such date. The actual amounts to be paid out can only be determined at the time of such NEO's actual separation from EasyLink.

     The amounts shown in these tables do not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment, such as accrued salary and vacation pay and disability benefits (if applicable). The amounts shown in these tables also do not reflect amounts that would be payable to the NEOs that are already vested.

     Certain arrangements with EasyLink's NEOs discussed above provide for the acceleration of vesting of unvested equity awards upon a change of control. These tables include in the applicable columns the value of the gain realized if the NEO were to exercise all unvested equity awards on the date of termination, based on the price of Common Stock on December 29, 2006 ($2.89).

PRESIDENT, CEO AND CHAIRMAN-THOMAS MURAWSKI

                               TERMINATION                                                        RESIGNATION
                                   UPON                               TERMINATION   TERMINATION     FOR GOOD    RESIGNATION
                               RESIGNATION                              WITHOUT       WITHOUT        REASON       FOR GOOD
    EXECUTIVE                     (OTHER                               CAUSE AND     CAUSE AND        AND          REASON
    PAYMENTS                     THAN FOR   TERMINATION                 WITHOUT         WITH        WITHOUT       AND WITH
      UPON        TERMINATION      GOOD         UPON     TERMINATION   CHANGE OF     CHANGE OF     CHANGE OF     CHANGE OF
   TERMINATION     WITH CAUSE    REASON)     DISABILITY   UPON DEATH    CONTROL       CONTROL       CONTROL       CONTROL
----------------  -----------  -----------  -----------  -----------  -----------  -------------  -----------  -------------
Severance
   Payments            $0           $0      $230,088(1)  $120,900(2)  $483,600(3)  $  483,600(3)  $483,600(3)  $  483,600(3)
Executive
   Incentive
   Plan (4)            $0           $0      $      0     $      0     $362,700     $  362,700     $362,700     $  362,700
Continuation of
   Medical
   Benefits (5)        $0           $0      $      0     $      0     $  8,346     $    8,346     $  8,346     $    8,346
Continuation of
   401(k) Plan
   Match (6)           $0           $0      $      0     $      0     $  7,314     $    7,314     $  7,314     $    7,314
Acceleration of
   Unvested
   Restricted
   Stock (7)           $0           $0      $      0     $      0     $      0     $   85,428     $      0     $   85,428
Sale of the
   Company Fee
   (4)(8)              $0           $0      $      0     $      0     $      0     $1,594,886     $      0     $1,594,886
Tax Gross-Up (9)       $0           $0      $      0     $      0     $      0       $934,515     $      0     $  934,515
                      ---          ---      --------     --------     --------     ----------     --------     ----------
Total                  $0           $0      $230,088     $      0     $861,960(10) $3,476,789(10) $861,960(10) $3,476,789(10)
                      ===          ===      ========     ========     ========     ==========     ========     ==========

----------
For purposes of the foregoing table, EasyLink has assumed that Mr. Murawski's compensation is as follows: current base salary is equal to $483,600; and target annual incentive bonus is equal to 75% of base salary.

(1) Upon termination due to Mr. Murawski's disability, he would be entitled to the difference between disability insurance benefits and full salary for six months.

(2) Upon his death, Mr. Murawski's estate would receive his base salary for three months thereafter.

(3) This amount will be paid out over 12 months if Mr. Murawski elects to continue to receive the benefits indicated in footnotes 5 and 6. At Mr. Murawski's election, he can forego the benefits indicated in footnotes 5 and 6 and receive this amount as a lump sum payment.

(4)  Payable in a lump sum.

(5) This amount is only payable if Mr. Murawski elects to receive the amount indicated in footnote 3 over time, instead of in a lump sum.

(6) This amount is only payable if Mr. Murawski elects to receive the amount indicated in footnote 3 over time, instead of in a lump sum.

(7) Represents the value of Mr. Murawski's unvested restricted stock, which would become fully vested and exercisable if such termination is within three months before or six months after a change of control.

(8) The assumptions used to calculate the sale of EasyLink fee include the following: (i) a sale of EasyLink occurred on March 30, 2007; (ii) Mr. Murawski was terminated without cause or resigned for good reason on December 31, 2006; (iii) the fair market value of the consideration received by the holders of Common Stock in the transaction was equal to the product of (A) the Merger Consideration of $5.80 times (B) the number of shares of Common Stock outstanding on March 30, 2007 (10,999,213).

(9) The assumptions used to calculate the excise tax gross-up include the following: (i) a sale of EasyLink occurred on March 30, 2007; (ii) Mr. Murawski was terminated without cause or resigned for good reason on December 31, 2006; (iii) the combined state and federal tax rate for Mr. Murawski was 40%; and (iv) the excise tax rate was 20%.

(10) The amounts indicated in footnotes 5 and 6 are only included in this total if Mr. Murawski elects to receive the amount indicated in footnote 3 over time, instead of in a lump sum.

VICE PRESIDENT AND CFO-MICHAEL DOYLE

                               TERMINATION                                                        RESIGNATION
                                   UPON                               TERMINATION   TERMINATION     FOR GOOD    RESIGNATION
                               RESIGNATION                              WITHOUT       WITHOUT        REASON       FOR GOOD
    EXECUTIVE                     (OTHER                               CAUSE AND     CAUSE AND        AND          REASON
    PAYMENTS                     THAN FOR   TERMINATION                 WITHOUT         WITH        WITHOUT       AND WITH
      UPON        TERMINATION      GOOD         UPON     TERMINATION   CHANGE OF     CHANGE OF     CHANGE OF     CHANGE OF
   TERMINATION     WITH CAUSE    REASON)     DISABILITY   UPON DEATH    CONTROL       CONTROL       CONTROL       CONTROL
----------------  -----------  -----------  -----------  -----------  -----------  -------------  -----------  -------------
Severance
   Payments (1)        $0           $0           $0           $0      $122,500      $122,500       $     0      $122,500
Executive
   Incentive
   Plan (2)            $0           $0           $0           $0      $ 73,500(3)   $73,500(3)     $73,500(4)   $ 73,500(4)
Acceleration of
   Unvested
   Equity Awards
   (5)                 $0           $0           $0           $0      $      0      $ 43,281       $     0      $ 43,281
                      ---          ---          ---          ---      --------      --------       -------      --------
Total                  $0           $0           $0           $0      $196,000(6)   $239,281(6)    $73,500(7)   $239,281(7)
                      ===          ===          ===          ===      ========      ========       =======      ========

----------
For purposes of the foregoing table, EasyLink has assumed that Mr. Doyle's compensation is as follows: current base salary is equal to $240,693; and target annual incentive bonus is equal to 30% of base salary.

(1) Paid in equal installments over six months. However, in order to comply with the requirements of Section 409A of the Code, EasyLink has the right either (i) to cause all severance payments to Mr. Doyle to be paid by March 15 of the calendar year following the calendar year in which the termination date occurs (with any installments that are scheduled to be paid after such March 15 date being paid in a lump sum prior to such date) or (ii) if it is not practicable to make all of such payments prior to such March 15 date, to provide that none of such payments will commence prior to such March 15 date and the total severance amount will be paid in one lump sum on the date that is one day after six months after Mr. Doyle's termination date.

(2)  Payable in a lump sum.

(3) Under the terms of the 2006 Executive Incentive Plan, employees terminated prior to the payout date are not eligible for payment of any award under the 2006 Executive Incentive Plan unless the termination is due to an economic reduction in force. Mr. Doyle would only be entitled to receive the amount shown if his termination without cause was due to an economic reduction in force, in which case this amount would be paid as a lump sum.

(4) Under the terms of the 2006 Executive Incentive Plan, employees terminating prior to the payout date are not eligible for payment of any award under the 2006 Executive Incentive Plan unless such resignation is due to retirement. Mr. Doyle would only be entitled to receive the amount shown if his resignation for good reason also constituted his retirement, in which case this amount would be paid as a lump sum.

(5) Represents the value of Mr. Doyle's unvested restricted stock, which would become fully vested and exercisable if such termination is within three months before or six months after a change of control.

(6) Would only include the amount indicated in footnote 3 if Mr. Doyle's termination without cause was due to an economic reduction in force.

(7) Would only include the amount indicated in footnote 4 if Mr. Doyle's resignation for good reason also constituted his retirement.

     The foregoing payments are conditioned on Mr. Doyle's execution and delivery of EasyLink's standard separation agreement and release in effect at the time of termination, and Mr. Doyle's not revoking such agreement within any period of revocation under applicable law. The foregoing payments are further conditioned on Mr. Doyle's continued compliance with any applicable obligations regarding confidentiality, intellectual property and non-competition contained in his employment agreement or in other agreements between Mr. Doyle and EasyLink. EasyLink has the right to recoup any of the foregoing payments previously made in the event that Mr. Doyle fails to comply with such obligations.

EXECUTIVE VICE PRESIDENT AND GENERAL MANAGER-RICHARD GOODING

                               TERMINATION                                                        RESIGNATION
                                   UPON                               TERMINATION   TERMINATION     FOR GOOD    RESIGNATION
                               RESIGNATION                              WITHOUT       WITHOUT        REASON       FOR GOOD
    EXECUTIVE                     (OTHER                               CAUSE AND     CAUSE AND        AND          REASON
    PAYMENTS                     THAN FOR   TERMINATION                 WITHOUT         WITH        WITHOUT       AND WITH
      UPON        TERMINATION      GOOD         UPON     TERMINATION   CHANGE OF     CHANGE OF     CHANGE OF     CHANGE OF
   TERMINATION     WITH CAUSE    REASON)     DISABILITY   UPON DEATH    CONTROL       CONTROL       CONTROL       CONTROL
----------------  -----------  -----------  -----------  -----------  -----------  -------------  -----------  -------------
Severance
   Payments (1)        $0           $0           $0           $0      $106,000      $106,000      $      0      $106,000
Executive
   Incentive
   Plan (2)            $0           $0           $0           $0      $106,000(3)   $106,000(3)   $106,000(4)   $106,000(4)
Acceleration of
   Unvested
   Equity
   Awards (5)          $0           $0           $0           $0      $      0       $37,449      $      0      $ 37,449
                      ---          ---          ---          ---      --------      --------      --------      --------
Total                  $0           $0           $0           $0      $212,000(6)   $249,449(6)   $106,000(7)   $249,449(7)
                      ===          ===          ===          ===      ========      ========      ========      ========

----------
For purposes of the foregoing table, EasyLink has assumed that Mr. Gooding's compensation is as follows: current base salary is equal to $212,000; and target annual incentive bonus is equal to 50% of base salary.

(1) Paid in equal installments over six months. However, in order to comply with the requirements of Section 409A of the Code, EasyLink has the right either (i) to cause all severance payments to Mr. Gooding to be paid by March 15 of the calendar year following the calendar year in which the termination date occurs (with any installments that are scheduled to be paid after such March 15 date being paid in a lump sum prior to such date) or (ii) if it is not practicable to make all of such payments prior to such March 15 date, to provide that none of such payments will commence prior to such March 15 date and the total severance amount will be paid in one lump sum on the date that is one day after six months after Mr. Gooding's termination date.

(2)  Payable in a lump sum.

(3) Under the terms of the 2006 Executive Incentive Plan, employees terminated prior to the payout date are not eligible for payment of any award under the 2006 Executive Incentive Plan unless the termination is due to an economic reduction in force. Mr. Gooding would only be entitled to receive the amount shown if his termination without cause was due to an economic reduction in force, in which case this amount would be paid as a lump sum.

(4) Under the terms of the 2006 Executive Incentive Plan, employees terminating prior to the payout date are not eligible for payment of any award under the 2006 Executive Incentive Plan unless such resignation is due to retirement. Mr. Gooding would only be entitled to receive the amount shown if his resignation for good reason also constituted his retirement, in which case this amount would be paid as a lump sum.

(5) Represents the value of Mr. Gooding's unvested restricted stock, which would become fully vested and exercisable if such termination is within three months before or six months after a change of control.

(6) Would only include the amount indicated in footnote 3 if Mr. Gooding's termination without cause was due to an economic reduction in force.

(7) Would only include the amount indicated in footnote 4 if Mr. Gooding's resignation for good reason also constituted his retirement.

     The foregoing payments are conditioned on Mr. Gooding's execution and delivery of EasyLink's standard separation agreement and release in effect at the time of termination, and Mr. Gooding's not revoking such agreement within any period of revocation under applicable law. The foregoing payments are further conditioned on Mr. Gooding's continued compliance with any applicable obligations regarding confidentiality, intellectual property and non-competition contained in his employment agreement or in other agreements between Mr. Gooding and EasyLink. EasyLink has the right to recoup any of the foregoing payments previously made in the event that Mr. Gooding fails to comply with such obligations.

EXECUTIVE VICE PRESIDENT AND GENERAL MANAGER-GARY MACPHEE

                                           TERMINATION                                                      RESIGNATION
                                              UPON                                TERMINATION  TERMINATION   FOR GOOD    RESIGNATION
                                           RESIGNATION                              WITHOUT      WITHOUT      REASON       FOR GOOD
                                             (OTHER                                CAUSE AND    CAUSE AND       AND         REASON
          EXECUTIVE                         THAN FOR    TERMINATION                 WITHOUT       WITH        WITHOUT     AND WITH
        PAYMENTS UPON         TERMINATION      GOOD         UPON     TERMINATION   CHANGE OF    CHANGE OF    CHANGE OF    CHANGE OF
         TERMINATION           WITH CAUSE    REASON)    DISABILITY    UPON DEATH    CONTROL      CONTROL      CONTROL      CONTROL
        -------------         -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Severance Payments (1)             $0           $0           $0           $0      $110,500     $110,500     $      0     $110,500
Executive Incentive Plan (2)       $0           $0           $0           $0      $110,500(3)  $110,500(3)  $110,500(4)  $110,500(4)
Acceleration of Unvested
   Equity Awards (5)               $0           $0           $0           $0      $      0     $ 39,041     $      0     $ 39,041
                                  ---          ---          ---          ---      --------     --------     --------     --------
Total                              $0           $0           $0           $0      $221,000(6)  $260,041(6)  $110,500(7)  $260,041(7)
                                  ===          ===          ===          ===      ========     ========     ========     ========

----------
For purposes of the foregoing table, EasyLink has assumed that Mr. MacPhee's compensation is as follows: current base salary is equal to $221,000; and target annual incentive bonus is equal to 50% of base salary.

(1) Paid in equal installments over six months. However, in order to comply with the requirements of Section 409A of the Code, EasyLink has the right either (i) to cause all severance payments to Mr. MacPhee to be paid by March 15 of the calendar year following the calendar year in which the termination date occurs (with any installments that are scheduled to be paid after such March 15 date being paid in a lump sum prior to such date) or (ii) if it is not practicable to make all of such payments prior to such March 15 date, to provide that none of such payments will commence prior to such March 15 date and the total severance amount will be paid in one lump sum on the date that is one day after six months after Mr. MacPhee's termination date.

(2)  Payable in a lump sum.

(3) Under the terms of the 2006 Executive Incentive Plan, employees terminated prior to the payout date are not eligible for payment of any award under the 2006 Executive Incentive Plan unless the termination is due to an economic reduction in force. Mr. MacPhee would only be entitled to receive the amount shown if his termination without cause was due to an economic reduction in force, in which case this amount would be paid as a lump sum.

(4) Under the terms of the 2006 Executive Incentive Plan, employees terminating prior to the payout date are not eligible for payment of any award under the 2006 Executive Incentive Plan unless such resignation is due to retirement. Mr. MacPhee would only be entitled to receive the amount shown if his resignation for good reason also constituted his retirement, in which case this amount would be paid as a lump sum.

(5) Represents the value of Mr. MacPhee's unvested restricted stock, which would become fully vested and exercisable if such termination is within three months before or six months after a change of control.

(6) Would only include the amount indicated in footnote 3 if Mr. MacPhee's termination without cause was due to an economic reduction in force.

(7) Would only include the amount indicated in footnote 4 if Mr. MacPhee's resignation for good reason also constituted his retirement.

     The foregoing payments are conditioned on Mr. MacPhee's execution and delivery of EasyLink's standard separation agreement and release in effect at the time of termination, and Mr. MacPhee's not revoking such agreement within any period of revocation under applicable law. The foregoing payments are further conditioned on Mr. MacPhee's continued compliance with any applicable obligations regarding confidentiality, intellectual property and non-competition contained in his employment agreement or in other agreements between Mr. MacPhee and EasyLink. EasyLink has the right to recoup any of the foregoing payments previously made in the event that Mr. MacPhee fails to comply with such obligations.

SENIOR VICE PRESIDENT OF CORPORATE DEVELOPMENT-FRANK GRAZIANO

                                           TERMINATION                                                      RESIGNATION
                                              UPON                                TERMINATION  TERMINATION   FOR GOOD    RESIGNATION
                                           RESIGNATION                              WITHOUT      WITHOUT      REASON       FOR GOOD
                                             (OTHER                                CAUSE AND    CAUSE AND       AND         REASON
          EXECUTIVE                         THAN FOR    TERMINATION                 WITHOUT       WITH        WITHOUT     AND WITH
        PAYMENTS UPON         TERMINATION      GOOD         UPON     TERMINATION   CHANGE OF    CHANGE OF    CHANGE OF    CHANGE OF
         TERMINATION           WITH CAUSE    REASON)    DISABILITY    UPON DEATH    CONTROL      CONTROL      CONTROL      CONTROL
        -------------         -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Severance Payments (1)             $0           $0           $0           $0      $104,900     $104,900     $      0     $104,900
Executive Incentive Plan (2)       $0           $0           $0           $0      $ 62,940(3)  $ 62,940(3)  $ 62,940(4)  $ 62,940(4)
Acceleration of Unvested
   Equity Awards (5)               $0           $0           $0           $0      $      0     $ 37,061     $      0     $ 37,061
                                  ---          ---          ---          ---      --------     --------     --------     --------
Total                              $0           $0           $0           $0      $167,840(6)  $204,901(6)  $167,840(7)  $204,901(7)
                                  ===          ===          ===          ===      ========     ========     ========     ========

----------
For purposes of the foregoing table, EasyLink has assumed that Mr. Graziano's compensation is as follows: current base salary is equal to $209,800; and target annual incentive bonus is equal to 30% of base salary.

(1) Paid in equal installments over six months. However, in order to comply with the requirements of Section 409A of the Code, EasyLink has the right either (i) to cause all severance payments to Mr. Graziano to be paid by March 15 of the calendar year following the calendar year in which the termination date occurs (with any installments that are scheduled to be paid after such March 15 date being paid in a lump sum prior to such date) or (ii) if it is not practicable to make all of such payments prior to such March 15 date, to provide that none of such payments will commence prior to such March 15 date and the total severance amount will be paid in one lump sum on the date that is one day after six months after Mr. Graziano's termination date.

(2)  Payable in a lump sum.

(3) Under the terms of the 2006 Executive Incentive Plan, employees terminated prior to the payout date are not eligible for payment of any award under the 2006 Executive Incentive Plan unless the termination is due to an economic reduction in force. Mr. Graziano would only be entitled to receive the amount shown if his termination without cause was due to an economic reduction in force, in which case this amount would be paid as a lump sum.

(4) Under the terms of the 2006 Executive Incentive Plan, employees terminating prior to the payout date are not eligible for payment of any award under the 2006 Executive Incentive Plan unless such resignation is due to retirement. Mr. Graziano would only be entitled to receive the amount shown if his resignation for good reason also constituted his retirement, in which case this amount would be paid as a lump sum.

(5) Represents the value of Mr. Graziano's unvested restricted stock, which would become fully vested and exercisable if such termination is within three months before or six months after a change of control.

(6) Would only include the amount indicated in footnote 3 if Mr. Graziano's termination without cause was due to an economic reduction in force.

(7) Would only include the amount indicated in footnote 4 if Mr. Graziano's resignation for good reason also constituted his retirement.

     The foregoing payments are conditioned on Mr. Graziano's execution and delivery of EasyLink's standard separation agreement and release in effect at the time of termination, and Mr. Graziano's not revoking such agreement within any period of revocation under applicable law. The foregoing payments are further conditioned on Mr. Graziano's continued compliance with any applicable obligations regarding confidentiality, intellectual property and non-competition contained in his employment agreement or in other agreements between Mr. Graziano and EasyLink. EasyLink has the right to recoup any of the foregoing payments previously made in the event that Mr. Graziano fails to comply with such obligations.

COMPENSATION OF DIRECTORS IN FISCAL YEAR 2006

As described more fully below, the following table sets forth a summary of the compensation earned by EasyLink's directors for the fiscal year ended December 31, 2006, other than EasyLink's Chief Executive Officer, Mr. Murawski, who does not receive any additional compensation for his role as director.

NAME               FEES EARNED OR PAID IN CASH   OPTION AWARDS(1)    TOTAL
----               ---------------------------   ----------------   -------
Robert J. Casale             $28,000                $ 8,498(2)      $36,498
Steven Duff                  $21,500                $ 3,488(3)      $24,988
Peter J. Holzer              $28,500                $ 9,919(4)      $38,419
George Knapp                 $42,500                $ 8,498(5)      $50,998
Dennis Raney                 $36,000                $ 8,498(6)      $44,498
John C. Petrillo             $31,500                $10,292(7)      $41,792
Eric Zahler                  $32,500                $ 9,919(8)      $42,419

----------
(1) Represents the compensation expense of option awards recognized by EasyLink, before forfeitures, under FAS 123R for the 2006 fiscal year, rather than amounts paid to or realized by the named individual, and includes expense recognized for awards granted prior to 2006. Please refer to Note 15 to EasyLink's consolidated financial statements in its Form 10-K for the year ended December 31, 2006 for the underlying assumptions for this expense. There can be no assurance that options will be exercised (in which case no value will be realized by the individual) or that the value on exercise will approximate the compensation expense recognized by EasyLink. The grant date fair value of the options granted to each non-employee director during 2006 was $4,500, except for Mr. Duff, for whom it was $16,200 for the options granted on April 13, 2006 and $4,500 for the options granted on June 20, 2006.

(2) Consists of $2,199, $1,541, $4,159 and $599, representing the compensation expense incurred by EasyLink in fiscal year 2006 in connection with grants of options to Mr. Casale to purchase 4,000, 1,000, 4,000 and 2,000 shares of Common Stock on May 14, 2002, June 15, 2004, June 21, 2005 and June 20, 2006, respectively, calculated in accordance with FAS 123R. At fiscal year end, the aggregate number of option awards outstanding for Mr. Casale was 11,000.

(3) Consists of $2,889 and $599, representing the compensation expense incurred by EasyLink in fiscal year 2006 in connection with grants of options to Mr. Duff to purchase 6,000 and 2,000 shares of Common Stock on April 13, 2006 and June 20, 2006, respectively, calculated in accordance with FAS 123R. At fiscal year end, the aggregate number of option awards outstanding for Mr. Duff was 8,000.

(4) Consists of $5,161, $4,159 and $599, representing the compensation expense incurred by EasyLink in fiscal year 2006 in connection with grants of options to Mr. Holzer to purchase 4,000, 4,000 and 2,000 shares of Common Stock on February 8, 2005, June 21, 2005 and June 20, 2006, respectively, calculated in accordance with FAS 123R. At fiscal year end, the aggregate number of option awards outstanding for Mr. Holzer was 10,000.

(5) Consists of $2,199, $1,541, $4,159 and $599, representing the compensation expense incurred by EasyLink in fiscal year 2006 in connection with grants of options to Mr. Knapp to purchase 4,000, 1,000, 4,000 and 2,000 shares of Common Stock on May 14, 2003, June 15, 2004, June 21, 2005 and June 20, 2006, respectively, calculated in accordance with FAS 123R. At fiscal year end, the aggregate number of option awards outstanding for Mr. Knapp was 11,000.

(6) Consists of $2,199, $1,541, $4,159 and $599, representing the compensation expense incurred by EasyLink in fiscal year 2006 in connection with grants of options to Mr. Raney to purchase 4,000, 1,000, 4,000 and 2,000 shares of Common Stock on May 14, 2003, June 15, 2004, June 21, 2005 and June 20, 2006, respectively, calculated in accordance with FAS 123R. At fiscal year end, the aggregate number of option awards outstanding for Mr. Raney was 11,000.

(7) Consists of $5,534, $4,159 and $599, representing the compensation expense incurred by EasyLink in fiscal year 2006 in connection with grants of options to Mr. Petrillo to purchase 4,000, 4,000 and 2,000 shares of Common Stock on January 14, 2005, June 21, 2005 and June 20, 2006, respectively, calculated in accordance with FAS 123R. At fiscal year end, the aggregate number of option awards outstanding for Mr. Petrillo was 10,000.

(8) Consists of $5,161, $4,159 and $599, representing the compensation expense incurred by EasyLink in fiscal year 2006 in connection with grants of options to Mr. Zahler to purchase 4,000, 4,000 and 2,000 shares of Common Stock on February 8, 2005, June 21, 2005 and June 20, 2006, respectively, calculated in accordance with FAS 123R. At fiscal year end, the aggregate number of option awards outstanding for Mr. Zahler was 10,000.

EasyLink uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on EasyLink's board of directors.

     CASH COMPENSATION

     Other than reimbursing customary and reasonable expenses of attending meetings of EasyLink's board of directors or any of its committees, Mr. Murawski, EasyLink's Chairman, President and Chief Executive Officer, receives no additional compensation for serving as a director or as a member of any committee of EasyLink's board of directors. Under EasyLink's current arrangements, in addition to reimbursement for reasonable travel and other expenses in connection with attending meetings of EasyLink's board of directors, each non-employee director is entitled to receive cash compensation in accordance with the following schedule:

BOARD OF DIRECTORS
Annual retainer                      $15,000
Meeting fee--attendance in person    $ 1,000
Meeting fee--telephonic attendance   $   500
COMMITTEES
Annual retainer                      $ 4,000
Meeting fee--attendance in person    $ 1,000
Meeting fee--telephonic attendance   $   500

EQUITY COMPENSATION

In addition to cash compensation for services as a member of EasyLink's board of directors, each non-employee director also receives options to purchase shares of Common Stock. These options are granted both upon joining EasyLink's board of directors and on an annual basis in line with recommendations by the Compensation Committee.

     Initial Grant

     Under EasyLink's previous arrangement, upon initial election or appointment to EasyLink's board of directors, each non-employee director received an option to purchase 4,000 shares of Common Stock. In 2005, the amount of this initial grant was increased so that, upon initial election or appointment to EasyLink's board of directors, each non-employee director was to receive an option to purchase 6,000 shares of Common Stock. Accordingly, each incumbent director serving at the time this increase was adopted by the Compensation Committee was awarded an option to purchase an additional 2,000 shares of Common Stock.

     Annual Grant

     On the date of each annual meeting of stockholders, each non-employee director re-elected to EasyLink's board of directors receives an option to purchase 2,000 shares of Common Stock. Each option grant has an exercise price equal to the closing price of Common Stock on The Nasdaq Capital Market on the last trading day prior to the date of grant. The option grants vest in an amount equal to 25% on the first anniversary of the date of the grant, with the remaining amount vesting in successive equal, quarterly installments of 8.33% over the three year period after such first anniversary, subject to continued service on EasyLink's board of directors on the vesting date. If a change of control occurs and the director does not continue to serve as a director of the surviving corporation or its parent entity, then the portion of his options that would have vested in that vesting year (25%) will vest immediately upon the change of control.

SPECIAL MEETING

EasyLink has no policy with regard to attendance by members of the board of directors at special meetings of stockholders. EasyLink expects that all directors will attend the Special Meeting.

         PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Grant Thornton LLP served as the independent registered public accounting firm for EasyLink and its subsidiary corporations for the fiscal year ended December 31, 2006 and has been appointed by EasyLink's board of directors to continue as EasyLink's independent registered public accounting firm for the year ending December 31, 2007. Representatives of Grant Thornton LLP are expected to attend the Special Meeting and will have an opportunity to make a statement and/or respond to appropriate questions from EasyLink's stockholders. EasyLink is seeking ratification of the appointment of Grant Thornton LLP as its independent registered public accounting firm for the year ending December 31, 2007.

FEES PAID TO THE INDEPENDENT AUDITOR

The following table presents fees for professional audit services rendered by EasyLink's principal independent registered public accounting firm, Grant Thornton LLP, for the audit of EasyLink's annual consolidated financial statements for the years ended December 31, 2006 and December 31, 2005, as well as fees billed for other services rendered by Grant Thornton LLP during those periods.

                       2006        2005
                     --------   ----------
Audit Fees           $849,000   $  946,000
Audit-Related Fees   $      0   $        0
Tax Fees             $144,000   $  199,000
All Other Fees       $      0   $        0
                     --------   ----------
   TOTAL             $993,000   $1,145,000
                     ========   ==========

     AUDIT FEES

     Audit fees are those fees billed in connection with the audit and review of EasyLink's financial statements, including services related thereto such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC. The aggregate amount of audit fees for each of the last two fiscal years were $889,000 in 2006 and $1,208,000 in 2005. Audit fees of $40,000 in 2006 and $262,000 in 2005 were paid to KPMG LLP, who previously served as EasyLink's principal independent registered public accounting firm until their resignation in June 2005.

     AUDIT-RELATED FEES

     Audit-related fees are assurance and related services that are reasonably related to the performance of the audit of EasyLink's financial statements. More specifically, these services would include, among others, employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. During 2006 and 2005, neither Grant Thornton LLP nor KPMG LLP provided EasyLink with any assurance and related services.

     TAX FEES

     The aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning services for each of the last two fiscal years were $232,000 in 2006 and $229,000 in 2005, consisting of $144,000 and $199,000 in 2006 and 2005, respectively, paid to Grant Thornton LLP, $15,000 and $30,000 in 2006 and 2005, respectively, paid to KPMG LLP, and $73,000 in 2006 paid to Deloitte & Touche LLP.

     ALL OTHER FEES

     No other fees were billed for professional services rendered by Grant Thornton LLP or KPMG LLP during the last two fiscal years, except as described below.

     Prior to the appointment of Grant Thornton LLP, Grant Thornton International member firms performed bookkeeping and payroll services for EasyLink's entities in France, Germany and Korea. These member firms are considered affiliates of Grant Thornton LLP. Grant Thornton LLP provided no audit, audit-related or non-audit services to EasyLink or any of its subsidiaries or other affiliates prior to its appointment. The fees paid to these member firms for these services were de minimis. EasyLink terminated the services of the Grant Thornton International member firms effective July 26, 2005. Prior to the appointment of Grant Thornton LLP as its independent registered public accounting firm, EasyLink consulted with the staff of the SEC's Office of the Chief Accountant concerning these services and the auditor selection process. After such consultation, the Audit Committee and EasyLink's management have concluded that Grant Thornton LLP's independence is not impaired by the involvement of its affiliates with these services.

     Consistent with the policies of the SEC regarding auditor independence, the Audit Committee has responsibility, pursuant to its written charter, for appointing, setting compensation and overseeing the work of EasyLink's independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by EasyLink's independent registered public accounting firm; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules. The Audit Committee has not adopted further procedures and policies relating to the pre-approval of audit and non-audit services. All of the fees described above for tax-related services were in connection with engagements approved by the Audit Committee.

CHANGE IN PRINCIPAL ACCOUNTANT DURING 2005

KPMG LLP was previously EasyLink's principal independent registered public accounting firm. On June 8, 2005, that firm resigned. EasyLink's Audit Committee selected Grant Thornton LLP as its new principal independent registered public accounting firm to replace KPMG LLP.

During EasyLink's fiscal years ended December 31, 2004 and December 31, 2003 and the subsequent interim period through June 8, 2005, (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to KPMG LLP's satisfaction would have caused it to make reference to the subject matter of the disagreement in connection with its report, and (ii) there were no "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC.

The audit reports of KPMG LLP on the consolidated financial statements of EasyLink and its subsidiaries as of and for the years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG LLP's report on the consolidated financial statements of EasyLink and its subsidiaries as of and for the years ended December 31, 2004 and 2003 contained a separate paragraph stating that EasyLink "has a working capital deficiency and an accumulated deficit that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1(b). The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

The foregoing disclosures were previously reported in Item 4.01 of EasyLink's Current Report on Form 8-K filed with the SEC on June 14, 2005. EasyLink provided KPMG LLP with a copy of the foregoing disclosures and requested that KPMG LLP furnish EasyLink with a letter addressed to the SEC stating that it agreed with such statements. A copy of such letter, dated June 14, 2005, was filed as Exhibit 99.1 to such Form 8-K.

On August 2, 2005, EasyLink engaged Grant Thornton LLP as EasyLink's independent registered public accounting firm for the year ended December 31, 2005. The decision to engage Grant Thornton LLP was made by EasyLink's Audit Committee. For the two fiscal years and subsequent interim period prior to such appointment, EasyLink had not (and no one on its behalf had) consulted with Grant Thornton LLP on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on

EasyLink's financial statements, or any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K promulgated by the SEC or reportable event as described in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC.

               SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
                          AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of March 31, 2007 certain information regarding the beneficial ownership of Common Stock by: (i) each stockholder known by EasyLink to own beneficially more than 5% of Common Stock; (ii) each of EasyLink's directors and executive officers, and (iii) EasyLink's directors and executive officers as a group. Except as otherwise indicated, to the knowledge of EasyLink, the beneficial owners of Common Stock listed below have sole investment and voting power with respect to such shares.

                                            SHARES BENEFICIALLY
                                                 OWNED(1)
                                          ----------------------
NAME AND ADDRESS(2) OF BENEFICIAL OWNER     NUMBER    PERCENT(3)
---------------------------------------   ---------   ----------
The Clark Estates, Inc.
One Rockefeller Center, 31st Floor
New York, New York 10020(4)               1,903,094      17.3%

Lawrence Auriana
140 East 45th Street, 43rd Floor
New York, New York 10017                  1,024,000       9.3%

Thomas Murawski(5)                          420,008       3.8%
Gary MacPhee(6)                              70,912         *
Frank Graziano(7)                            60,657         *
Michael Doyle(8)                             53,902         *
Richard Gooding(9)                           53,490         *
Peter J. Holzer                              36,258         *
Eric J. Zahler                               24,000         *
John C. Petrillo                             20,129         *
Dennis Raney                                 15,136         *
George Knapp                                 14,500         *
Robert J. Casale                             12,887         *
Stephen Duff(10)                              4,565         *

All current directors and executive
   officers as a group (12 persons)(11)     786,444       7.2%

----------
(1) Based on information supplied by EasyLink's officers, directors and principal stockholders and on any Schedules 13D or 13G filed with the SEC. Beneficial ownership is determined in accordance with rules of the SEC and includes generally voting power and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of March 31, 2007 are deemed to be outstanding for computing the percentage ownership of the person holding such securities, but not for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, EasyLink believes that the persons named in this table, based on information provided by such persons, have sole voting and investment power with respect to the shares of stock shown as beneficially owned by them.

(2) Unless otherwise indicated, the address for each director and current executive officer is c/o EasyLink Services Corporation, 33 Knightsbridge Road, Piscataway, New Jersey 08854.

(3) Based on 10,999,213 shares outstanding on March 31, 2007. An asterisk (*) indicates less than 1%.

(4) Consists of shares held by Federal Partners, L.P. The Clark Estates, Inc. provides management and administrative services to Federal Partners, L.P. and has sole power to vote or to direct the vote and to dispose of or direct the disposition of all of the shares owned by Federal Partners, L.P.

(5) Includes 8,143 shares held by EasyLink's 401(k) plan for Mr. Murawski's account pursuant to the employer matching contribution feature of the plan.

(6) Includes 6,687 shares held by EasyLink's 401(k) plan for Mr. MacPhee's account pursuant to the employer matching contribution feature of the plan. Mr. MacPhee currently has the power to divest only 1/3 of these shares while they are held by EasyLink's 401(k) plan.

(7) Includes 6,425 shares held by EasyLink's 401(k) plan for Mr. Graziano's account pursuant to the employer matching contribution feature of the plan. Mr. Graziano currently has the power to divest only 1/3 of these shares while they are held by EasyLink's 401(k) plan.

(8) Includes 4,419 shares held by EasyLink's 401(k) plan for Mr. Doyle's account pursuant to the employer matching contribution feature of the plan. Mr. Doyle currently has the power to divest only 1/3 of these shares while they are held by EasyLink's 401(k) plan.

(9) Includes 6,637 shares held by EasyLink's 401(k) plan for Mr. Gooding's account pursuant to the employer matching contribution feature of the plan. Also includes 140 shares held by Mr. Gooding's wife. Mr. Gooding disclaims beneficial ownership of the shares held by his wife.

(10) Does not include shares owned by The Clark Estates, Inc. (see footnote 3), of which Mr. Duff is Chief Investment Officer, or shares owned by Federal Partners, L.P., of which Mr. Duff is both a limited partner and the Treasurer of the general partner. Mr. Duff disclaims beneficial ownership of any shares held by The Clark Estates, Inc. or by Federal Partners, L.P., other than 3,055 shares over which Mr. Duff has beneficial ownership through his limited partnership interest in Federal Partners, L.P.

(11) Includes information contained in the footnotes above, as applicable. None of these individuals has pledged shares of EasyLink's Class A common stock as security.

As of March 31, 2007, ICC does not beneficially owns any shares of Common Stock. To the knowledge of ICC, as of March 31, 2007, none of its executive officers or directors, or their respective associates, beneficially owns any shares of Common Stock.

                     MARKET PRICES AND DIVIDEND INFORMATION

The Common Stock is currently listed on The Nasdaq Capital Market under the symbol "EASY". Prior to February 21, 2006, the Common Stock was listed on The Nasdaq National Market (now The Nasdaq Global Market). The table below sets forth by quarter, since the beginning of EasyLink's fiscal year ended December 31, 2005, the high and low sale prices of Common Stock on The Nasdaq Capital Market and The Nasdaq National Market (now The Nasdaq Global Market), as applicable.

                                             MARKET PRICES
                                             -------------
                                              HIGH    LOW
                                             -----   -----
2005
First Quarter                                $7.10   $5.00
Second Quarter                               $5.80   $4.60
Third Quarter                                $5.00   $3.40
Fourth Quarter                               $4.80   $3.30

2006
First Quarter                                $4.75   $3.30
Second Quarter                               $4.05   $3.00
Third Quarter                                $5.35   $4.41
Fourth Quarter                               $4.21   $2.52

2007
First Quarter                                $5.35   $3.02
Second Quarter (through June May 30, 2007)   $5.66   $5.08

The closing sale price of Common Stock on May 3, 2007, the last trading day prior to the announcement of the execution of the Merger Agreement, was $5.24 per share. On _____, 2007, the most recent practicable date before this proxy statement was printed, the closing price for Common Stock was $_____ per share. You are encouraged to obtain current market quotations for Common Stock in connection with voting your shares.

EasyLink has never declared or paid cash dividends on the Common Stock and does not anticipate paying cash dividends on the Common Stock in the foreseeable future. In addition, EasyLink's credit agreement prohibits it from paying cash dividends without the lender's prior consent, and the Merger Agreement provides that EasyLink may not pay any dividends on the Common Stock without the consent of ICC.

                              STOCKHOLDER PROPOSALS

A 2008 annual meeting of stockholders will be held only if the merger is not completed. Rule 14a-8 under the Exchange Act requires that EasyLink include certain stockholder proposals in its proxy statement for an annual stockholders' meeting if the proposal is submitted prior to the deadline calculated under the rule. Under EasyLink's bylaws, stockholder proposals with respect to the 2008 annual meeting of stockholders, including nominations for directors, that have not been previously approved by EasyLink's board of directors must be submitted to EasyLink's Corporate Secretary not later than _____, 2007. Any such proposals must be in writing and sent either by personal delivery, nationally-recognized express mail or United States mail, postage prepaid, to EasyLink Services Corporation, 33 Knightsbridge Road, Piscataway, New Jersey 08854, (888) 825-6385, Attention: Corporate Secretary. Each nomination or proposal must include the information required by the bylaws. All late or non-conforming nominations and proposals will be rejected.

Stockholder proposals for the 2008 annual meeting of stockholders, if held, must be submitted to EasyLink by _____, 2007 to receive consideration for inclusion in EasyLink's proxy statement relating to the 2008 annual meeting of stockholders. Any such proposal must also comply with SEC proxy rules, including Rule 14a-8 under the Exchange Act.

In addition, stockholders are notified that the deadline for providing EasyLink timely notice of any stockholder proposal submitted outside of the Rule 14a-8 process for consideration at EasyLink's 2008 annual meeting of stockholders is _____, 2007. As to all such matters that EasyLink does not have notice on or prior to _____, 2007, discretionary authority shall be granted to the persons designated in EasyLink's proxy related to the 2008 annual meeting of stockholders to vote on such proposal.

                                  HOUSEHOLDING

In order to reduce printing costs and postage fees, EasyLink has adopted the process called "householding" for mailing its proxy statement to "street name holders", which refers to stockholders whose shares are held in a stock brokerage account or by a bank or other nominee. This means that street name holders who share the same last name and address will receive only one copy of EasyLink's proxy statements unless EasyLink receives contrary instructions from a street name holder at that address. EasyLink will continue to mail a proxy card to each stockholder of record.

If you prefer to receive multiple copies of EasyLink's proxy statements at the same address, you may obtain additional copies by writing to EasyLink Services Corporation, Investor Relations, 33 Knightsbridge Road, Piscataway, New Jersey 08854 or by calling (800) 828-7115, in which case EasyLink will deliver promptly upon such request separate copies thereof. You may also obtain separate copies in the future by directing a notification to EasyLink by contacting EasyLink in the same manner. Eligible stockholders of record receiving multiple copies of EasyLink's proxy statements can request householding by contacting EasyLink in the same manner.

                                  OTHER MATTERS

EasyLink is not aware of any business or matter other than as indicated above that may be properly presented at the Special Meeting. If, however, any other matter properly comes before the Special Meeting, the persons named as proxies in the accompanying proxy will, in their discretion, vote thereon in accordance with their best judgment.

                       WHERE YOU CAN FIND MORE INFORMATION

EasyLink files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document that EasyLink files with the SEC at the SEC's Public Reference Room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. EasyLink's SEC filings are also available to the public at the SEC's Internet website, which is located at www.sec.gov.

The information contained in this proxy statement speaks only as of the date indicated on the cover of this proxy statement unless the information specifically indicates that another date applies.

The SEC allows EasyLink to "incorporate by reference" information into this proxy statement. This means that EasyLink can disclose important information to you by referring to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement, and later information that EasyLink files with the SEC may update and supersede the information contained in and incorporated by reference into this proxy statement. All documents filed by EasyLink pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than Current Reports on Form 8-K furnished pursuant to Items 2.02 and 7.01 thereto) with the SEC from the date of this proxy statement through the date of the Special Meeting (or, if earlier, the date on which the Merger Agreement is terminated) are also deemed to be incorporated by reference into this proxy statement and deemed a part of this proxy statement from the date that document is filed. EasyLink also incorporates by reference into this proxy statement the following documents (which are also being delivered to each EasyLink stockholder along with this proxy statement) filed by it with the SEC under the Exchange Act:

     - EasyLink's Annual Report on Form 10-K for the year ended December 31, 2006 filed on March 27, 2007, as amended by Form 10-K/A filed on April 30, 2007;

     - EasyLink's Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 filed on May 14, 2007; and

     - EasyLink's Current Reports on Form 8-K filed on January 22, 2007, February 16, 2007, May 4, 2007 and May 22, 2007.

Statements contained in this proxy statement, or in any document incorporated by reference in this proxy statement regarding the contents of any contract or other document, are not necessarily complete, and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC.

EasyLink's website is www.easylink.com. The information on EasyLink's website is not, and should not be, considered part of this proxy statement and is not incorporated by reference in this document. This website is, and is only intended to be, an inactive textual reference. EasyLink makes available, free of charge, on its website, its annual and quarterly reports on Forms 10-K and 10-Q, respectively, including all amendments thereto, if any. In addition, EasyLink will provide to any person, including any beneficial owner, to whom this proxy statement is delivered, upon written or oral request, additional paper or electronic copies of such reports as filed with the SEC (including the reports described in the bullet points above), without charge except for exhibits to the report, by first class mail or other equally prompt means within one business day of receipt of such request. Requests should be directed to:

                          EASYLINK SERVICES CORPORATION
                              33 Knightsbridge Road
                          Piscataway, New Jersey 08854
                          Attention: Investor Relations
                                 (800) 828-7115

Document requests from EasyLink should be made by _____, 2007 in order to receive them before the Special Meeting.

The delivery of this proxy statement should not create an implication that there has been no change in the affairs of EasyLink since the date of this proxy statement or that the information in the Merger Agreement is correct as of any later date.

Stockholders should not rely on information other than that contained or incorporated by reference in this proxy statement. EasyLink has not authorized anyone to provide information that is different from that contained in this proxy statement. This proxy statement is dated _____, 2007. No assumption should be made that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement will not create any implication to the contrary.

If you have questions about the Special Meeting or the merger after reading this proxy, or if you would like additional copies of this proxy statement or the proxy card, you should contact:

                          EASYLINK SERVICES CORPORATION
                              33 Knightsbridge Road
                          Piscataway, New Jersey 08854
                          Attention: Investor Relations
                                 (800) 828-7115

                                        By Order of the Board of Directors


                                        ----------------------------------------
                                        Thomas F. Murawski
                                        Chairman, President and Chief Executive
                                        Officer

_________, 2007
Piscataway, New Jersey

                                     ANNEX A

                          AGREEMENT AND PLAN OF MERGER

================================================================================

                          AGREEMENT AND PLAN OF MERGER

                                      among

                         INTERNET COMMERCE CORPORATION,

                           JETS ACQUISITION SUB, INC.

                                       and

                          EASYLINK SERVICES CORPORATION

                             Dated as of May 3, 2007

================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Article I. THE MERGER....................................................     1
   Section 1.01 The Merger...............................................     1
   Section 1.02 Closing..................................................     1
   Section 1.03 Effective Time...........................................     1
   Section 1.04 Effects of the Merger....................................     2
   Section 1.05 Certificate of Incorporation and By-Laws.................     2
   Section 1.06 Directors................................................     2
   Section 1.07 Officers.................................................     2

Article II. EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE CONSTITUENT
   CORPORATIONS; EXCHANGE OF CERTIFICATES................................     2
   Section 2.01 Effect on Capital Stock..................................     2
   Section 2.02 Exchange of Certificates.................................     3
   Section 2.03 Taking of Necessary Action; Further Action...............     4

Article III. REPRESENTATIONS AND WARRANTIES OF THE COMPANY...............     5
   Section 3.01 Organization.............................................     5
   Section 3.02 Stock and Options........................................     5
   Section 3.03 Authority................................................     6
   Section 3.04 Consents and Approvals; No Violations....................     7
   Section 3.05 SEC Reports and Financial Statements.....................     7
   Section 3.06 Absence of Certain Changes or Events.....................     9
   Section 3.07 Information Supplied.....................................    10
   Section 3.08 Benefit Plans............................................    11
   Section 3.09 Litigation...............................................    13
   Section 3.10 Compliance with Applicable Law...........................    13
   Section 3.11 Tax Matters..............................................    14
   Section 3.12 State Takeover Statutes..................................    15
   Section 3.13 Brokers; Fees and Expenses...............................    15
   Section 3.14 Opinion of Financial Advisor.............................    15
   Section 3.15 Intellectual Property....................................    15
   Section 3.16 Labor Relations and Employment...........................    17
   Section 3.17 Change of Control........................................    18
   Section 3.18 Environmental Matters....................................    18
   Section 3.19 Material Contracts.......................................    19

   Section 3.20 Property.................................................    21
   Section 3.21 Title to Properties......................................    21
   Section 3.22 Insurance................................................    21
   Section 3.23 Customers and Suppliers..................................    22
   Section 3.24 No Other Representations and Warranties..................    22

Article IV. REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB.............    22
   Section 4.01 Organization.............................................    22
   Section 4.02 Authority................................................    22
   Section 4.03 Consents and Approvals; No Violations....................    23
   Section 4.04 Information Supplied.....................................    23
   Section 4.05 Interim Operations of Sub................................    23
   Section 4.06 Funds and Commitment.....................................    23
   Section 4.07 Brokers..................................................    23

Article V. COVENANTS.....................................................    24
   Section 5.01 Conduct of Business of the Company.......................    24
   Section 5.02 No Solicitation..........................................    26
   Section 5.03 Other Actions............................................    27
   Section 5.04 Notice of Certain Events.................................    27

Article VI. ADDITIONAL AGREEMENTS........................................    28
   Section 6.01 Stockholder Approvals; Preparation of Proxy Statements...    28
   Section 6.02 Access to Information....................................    29
   Section 6.03 Reasonable Efforts.......................................    29
   Section 6.04 Options and Restricted Shares............................    30
   Section 6.05 SEC Filings..............................................    32
   Section 6.06 Indemnification; Insurance...............................    32
   Section 6.07 Employees................................................    32
   Section 6.08 Transfer Taxes...........................................    33

Article VII. CONDITIONS..................................................    33
   Section 7.01 Conditions to Each Party's Obligation to Effect the
      Merger.............................................................    33
   Section 7.02 Conditions to Obligation of Parent and Sub...............    34
   Section 7.03 Conditions to Obligation of the Company..................    35
   Section 7.04 Frustration of Closing Conditions........................    35

Article VIII. TERMINATION, AMENDMENT AND WAIVER..........................    35
   Section 8.01 Termination..............................................    35
   Section 8.02 Effect of Termination....................................    36
   Section 8.03 Amendment................................................    37

   Section 8.04 Extension; Waiver........................................    37

Article IX. MISCELLANEOUS................................................    38
   Section 9.01 Nonsurvival of Representations and Warranties............    38
   Section 9.02 Assumption of Obligations................................    38
   Section 9.03 Notices..................................................    38
   Section 9.04 Interpretation...........................................    39
   Section 9.05 Counterparts.............................................    39
   Section 9.06 Entire Agreement; Third Party Beneficiaries..............    39
   Section 9.07 Governing Law............................................    39
   Section 9.08 Publicity................................................    40
   Section 9.09 Assignment...............................................    40
   Section 9.10 Enforcement..............................................    40
   Section 9.11 Fees and Expenses........................................    40

     THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") dated as of May 3, 2007, is among Internet Commerce Corporation, a Delaware corporation ("Parent"), Jets Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent ("Sub"), and EasyLink Services Corporation, a Delaware corporation (the "Company"). "Parties" means Parent, Sub and the Company, and each shall be considered a "Party."

     WHEREAS, the respective boards of directors of Parent, Sub and the Company deem it advisable and in the best interests of each corporation and its respective stockholders to consummate the acquisition of the Company by Parent on the terms and subject to the conditions set forth in this Agreement;

     WHEREAS, the respective boards of directors of Parent, Sub and the Company have each approved the merger of Sub into the Company, upon the terms and subject to the conditions set forth in this Agreement (the "Merger"), whereby each issued and outstanding share of Class A common stock, par value $0.01 per share, of the Company (the "Company Common Stock"), other than shares of Company Common Stock owned directly or indirectly by Parent or the Company and Dissenting Shares (as defined in Section 2.01(d)), will be converted into the right to receive the Merger Consideration (as defined in Section 2.01(c));

     WHEREAS, the board of directors of the Company (the "Company Board"), has recommended that each holder of Company Common Stock (the "Company Stockholders") approve the Merger and this Agreement; and

     WHEREAS, Parent, Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various terms and conditions to the Merger;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Sub and the Company hereby agree as follows:

                                   Article I.

                                   THE MERGER

          Section 1.01 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Delaware General Corporation Law, as amended (the "DGCL"), Sub shall be merged with and into the Company at the Effective Time (as defined in Section 1.03). Following the Effective Time, the separate corporate existence of Sub shall cease and the Company shall continue as the surviving corporation (the "Surviving Corporation") and shall succeed to and assume all the rights and obligations of Sub in accordance with the DGCL.

          Section 1.02 Closing. The closing of the Merger (the "Closing") will take place at 10:00 a.m. (New York City time) on a date to be specified by the Parties, which shall be no later than the second Business Day after satisfaction or waiver of the conditions set forth in Article VII (the "Closing Date"), at the offices of Pillsbury Winthrop Shaw Pittman LLP, 1540 Broadway, New York, New York, unless another Closing Date, time or place is agreed to in writing by the Parties. For purposes of this Agreement "Business Day" means any day other than Saturday, Sunday, and any day which is a legal holiday or a day on which banking institutions in New York or New Jersey are authorized or required by Law (as defined in Section 2.02(d)) or other action of a Governmental Entity (as defined in Section 3.04) to close.

          Section 1.03 Effective Time. Subject to the provisions of this Agreement, as soon as practicable on or after the Closing Date, the Parties shall file with the Secretary of State of the State of Delaware a certificate of merger or other appropriate documents as provided in Section 251 of the DGCL (in any such case, the "Certificate of Merger") executed in accordance with the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL to effectuate the Merger. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware, or at such other time as Sub and the Company shall agree should be specified in the Certificate of Merger (the time the Merger becomes effective being hereinafter referred to as the "Effective Time").

          Section 1.04 Effects of the Merger. The Merger shall have the effects set forth in Section 259 of the DGCL.

          Section 1.05 Certificate of Incorporation and By-Laws. (a) The certificate of incorporation of the Company shall be amended in the Merger to be the same as the certificate of incorporation of Sub, as in effect immediately prior to the Effective Time, except that the corporate name of the Company shall remain the corporate name of the Surviving Corporation, until thereafter changed or amended as provided therein or by applicable Legal Requirements (as defined in Section 3.02(c)).

               (b) The by-laws of Sub as in effect immediately prior to the Effective Time shall become the by-laws of the Surviving Corporation, until thereafter changed or amended as provided therein or by applicable Legal Requirements.

          Section 1.06 Directors. The directors of Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed or qualified, or until their earlier death, resignation or removal in accordance with the certificate of incorporation and by-laws of the Surviving Corporation.

          Section 1.07 Officers. The officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed or qualified, or until their earlier death, resignation or removal in accordance with the certificate of incorporation and by-laws of the Surviving Corporation.

                                   Article II.

                EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE
               CONSTITUENT CORPORATIONS; EXCHANGE OF CERTIFICATES

          Section 2.01 Effect on Capital Stock. As of the Effective Time, by virtue of the Merger and without any action on the part of Parent, Sub, the Company or the holder of any shares of Company Common Stock or any shares of capital stock of Sub:

               (a) Capital Stock of Sub. Each issued and outstanding share of capital stock of Sub shall be converted into and become one fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation.

               (b) Cancellation of Treasury Stock and Parent Owned Stock. Each share of Company Common Stock that is owned by the Company or any Company Subsidiary (as defined in Section 3.01(b)) and each share of Company Common Stock that is owned by Parent, Sub or any other subsidiary of Parent shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

               (c) Conversion of Company Common Stock. Each share of Company Common Stock issued and outstanding as of the Effective Time (other than shares of Company Common Stock to be canceled in accordance with Section 2.01(b) and any Dissenting Shares (as hereinafter defined)) shall be converted into the right to receive from the Surviving Corporation $5.80 in cash, without interest (the "Merger Consideration") upon delivery of the certificate representing such shares of Company Common Stock or such other appropriate documents (in the case of Uncertificated Shares, as defined below) in the manner provided in Section 2.02(b) (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in the manner provided in
Section 2.02(f)). As of the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and (x) each holder of a certificate representing any such Company Common Stock (a "Certificate") and (y) each holder of Company Common Stock not represented by a Certificate (an "Uncertificated Share"), in each case shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration, without interest.

               (d) Shares of Dissenting Stockholders. Notwithstanding anything in this Agreement to the contrary, any issued and outstanding shares of Company Common Stock held by a Person (as defined in Section 5.02) (a "Dissenting Stockholder") who complies with all the provisions of Section 262 of the DGCL concerning the right of holders of Company Common Stock to dissent from the Merger and require appraisal of their shares of Company Common Stock ("Dissenting Shares") shall not be converted as described in Section 2.01(c) but shall become the right to receive such consideration as may be determined to be due to such Dissenting Stockholder pursuant to Section 262 of the DGCL. If, after the Effective Time, such Dissenting Stockholder withdraws his demand for appraisal or fails to perfect or otherwise loses his right of appraisal, in any case pursuant to the DGCL, his shares of Company Common Stock shall be deemed to be converted as of the Effective Time into the right to receive the Merger Consideration, without interest. The Company shall give Parent (i) prompt notice of any written demands, and withdrawals of any such demands, for appraisal of shares of Company Common Stock received by the Company and (ii) the opportunity to participate in all negotiations and proceedings with respect to any such demands. The Company shall not, without the prior written consent of Parent, make any payment with respect to, or settle, offer to settle or otherwise negotiate, any such demands.

               (e) Withholding Tax. Parent shall be entitled to deduct and withhold from the Merger Consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock outstanding immediately prior to the Effective Time such amounts as may be required to be deducted and withheld with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the "Code"), or any provision of state, local or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Company Common Stock outstanding immediately prior to the Effective Time in respect of which such deduction and withholding was made.

          Section 2.02 Exchange of Certificates. (a) Paying Agent. Prior to the Effective Time, Parent shall designate a federally insured bank or trust company reasonably acceptable to the Company to act as paying agent in the Merger (the "Paying Agent"), and, from time to time on, prior to or after the Effective Time, Parent shall make available, or cause the Surviving Corporation to make available, to the Paying Agent funds in amounts and at the times necessary for the payment of the Merger Consideration upon surrender or exchange of Certificates or Uncertificated Shares, as applicable, as part of the Merger pursuant to Section 2.01 (it being understood that any and all interest earned on funds made available to the Paying Agent pursuant to this Agreement shall be turned over to Parent).

               (b) Exchange Procedure. As soon as reasonably practicable after the Effective Time, Parent shall cause the Paying Agent to mail to each holder of record of one or more shares of Company Common Stock, (i) a letter of transmittal in a form mutually agreed upon by Parent and the Surviving Corporation, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates or Uncertificated Shares shall pass, only upon delivery of the Certificates to the Paying Agent or in the case of Uncertificated Shares, such other documents as may reasonably be required by the Paying Agent and (ii) instructions for use in effecting the surrender or exchange of the Certificates or Uncertificated Shares in exchange for the Merger Consideration. Upon surrender of a Certificate for cancellation to the Paying Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Paying Agent or in the case of Uncertificated Shares, such other documents as may reasonably be required by the Paying Agent, Parent or the Surviving Corporation shall pay or cause to be paid to the holder of such Certificate or Uncertificated Share in exchange therefor the amount of cash into which the shares of Company Common Stock theretofore represented by such Certificate or Uncertificated Share shall have been converted pursuant to
Section 2.01, and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of shares of Company Common Stock that is not registered in the transfer records of the Company, payment may be made to a person other than the person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of such Certificate or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable. Until surrendered or exchanged as contemplated by this Section 2.02, each Certificate or Uncertificated Share shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender or exchange the amount of cash, without interest, into which the shares of Company Common Stock theretofore represented by such Certificate or Uncertificated Share shall have been converted pursuant to Section 2.01. No interest will be paid or will accrue on the cash payable upon the surrender or exchange of any Certificate or Uncertificated Share.

               (c) No Further Ownership Rights in Company Common Stock. All cash paid upon the surrender or exchange of Certificates or Uncertificated Shares in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock. At the Effective Time, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation or the Paying Agent for any reason, they shall be canceled and exchanged as provided in this Article II.

               (d) Termination of Fund; No Liability. At any time after the first anniversary of the Effective Time, the Surviving Corporation shall be entitled to require the Paying Agent to deliver to the Surviving Corporation any funds (including any interest received with respect thereto) which had been made available to the Paying Agent and which have not been disbursed to holders of Company Common Stock, and thereafter such holders shall be entitled to look to the Surviving Corporation (subject to abandoned property, escheat or other similar laws) only as general creditors thereof with respect to the Merger Consideration payable with respect to the shares of Company Common Stock, without any interest thereon. Notwithstanding the foregoing, neither the Surviving Corporation nor the Paying Agent shall be liable to any holder of Company Common Stock for Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. If any Certificate has not been surrendered or Uncertificated Share exchanged prior to the fifth anniversary of the Effective Time (or immediately prior to such earlier date on which Merger Consideration in respect of such Company Common Stock would otherwise escheat to or become the property of any Governmental Entity (as defined in Section 3.04), any such shares, cash, dividends or distributions in respect of such Company Common Stock shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto. For purposes of this Agreement, "Law" means any statute, law (including common law), treaty, order, judgment, decree, directive, code, ordinance, rule, regulation, or similar issuance by a Governmental Entity having the effect of law.

               (e) Investment of Fund. The Paying Agent shall invest any funds made available to the Paying Agent, as directed by Parent, on a daily basis. Any interest and other income resulting from such investments shall be paid to Parent.

               (f) Lost, Stolen or Destroyed Certificates. In the event that any Certificates shall have been lost, stolen or destroyed, the Paying Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, the Merger Consideration; provided, however; that Parent may, in its discretion and as a condition precedent to the payment of the Merger Consideration, require such owner of a lost, stolen or destroyed Certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against Parent, the Surviving Corporation or the Paying Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

          Section 2.03 Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of Company and Sub, the officers and directors of Company and Sub will take all such lawful and necessary action.

                                  Article III.

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Except as set forth in the schedules dated as of the date hereof and delivered by the Company to Parent in connection with the execution of this Agreement (the "Company Disclosure Schedules"), the Company represents and warrants to Parent and Sub as set forth below. The Company Disclosure Schedules will be arranged in sections corresponding to sections of this Agreement to be modified by such Company Disclosure Schedules.

          Section 3.01 Organization. (a) The Company and each Company Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite corporate power and authority to carry on its business as now being conducted, except where the failure to be so organized, existing and in good standing would not have a Material Adverse Effect (as defined in Section 9.04) on the Company or such Company Subsidiary. The Company and each Company Subsidiary is duly qualified or licensed to do business and in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Merger. The Company has provided Parent with complete copies of the certificate (or articles) of incorporation and bylaws of the Company and the organizational documents of each Company Subsidiary with the minutes and written consents of the boards of directors, board committees (other than the Special Committee of the Board created in December of 2006) and stockholders of the Company and the comparable documents for each Company Subsidiary (the "Corporate Documents"). Except as disclosed in
Schedule 3.01(a), the Corporate Documents are true and complete in all material respects, as in effect as of the date of this Agreement and accurately reflect all amendments thereto.

               (b) Schedule 3.01(b) lists each subsidiary of the Company (each a "Company Subsidiary"). All the outstanding shares of capital stock of, or other equity interests in, each Company Subsidiary have been duly and validly issued and are fully paid and nonassessable under applicable Legal Requirements of the jurisdiction in which such Company Subsidiary is incorporated or organized and are, except as set forth on Schedule 3.01(b), owned directly or indirectly by the Company, free and clear of all mortgages, pledges, claims, liens, charges, encumbrances, claims, restrictions, options and security interests of any kind or nature whatsoever, including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests, except for restrictions imposed by applicable securities laws (collectively, "Liens").

          Section 3.02 Stock and Options. (a) Capitalization. The authorized capital stock of the Company consists of 500,000,000 shares of Company Common Stock, 10,000,000 Shares of class B Common Stock, par value $0.01 per share, and 60,000,000 shares of undesignated preferred stock, par value $0.01 per share (the "Preferred Shares"). As of April 30, 2007, (i) 11,006,505 shares of Company Common Stock were issued and outstanding, (ii) no shares of class B Common Stock or Preferred Shares were issued and outstanding, (iii) no shares of Company Common Stock were held by the Company in its treasury and (iv) except as set forth on Schedule 3.02, 953,437 shares of Company Common Stock were reserved for issuance upon exercise of outstanding Options (as defined in Section 6.04). Except as set forth above, or on Schedule 3.02, and except for shares of Company Common Stock issued upon the exercise of Options, as of the date of this Agreement, no shares of capital stock or other voting securities of the Company were issued, reserved for issuance or outstanding. There are no bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which Company Stockholders may vote. Except as set forth above, or on Schedule 3.02, as of the date of this Agreement, there are no securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which the Company or any Company Subsidiary is a party or by which any of them is bound obligating the Company or any Company Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other voting securities of the Company or any Company Subsidiary or obligating the Company or any Company Subsidiary to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. Except as set forth in Section 6.04(a) in respect of Options and as set forth on
Schedule 3.02, as of
and following the Effective Time, the Surviving Corporation will not have any obligations under or otherwise in respect of any options, warrants, preemptive or other rights (including convertible or exchangeable securities) issued, granted, awarded or otherwise agreed to by the Company before the Effective Time for the purchase or other acquisition of Company Common Stock or other securities of the Company, including obligations in respect of any such options, warrants, preemptive or other rights for the payment of money or issuance of new or successor options, warrants, preemptive or other rights to purchase or otherwise acquiring capital stock or other securities of the Surviving Corporation. As of the date of this Agreement, there are not any outstanding contractual obligations of the Company or any Company Subsidiary to repurchase, redeem or otherwise acquire any shares of capital stock of the Company.

               (b) Schedule 3.02(b) sets forth the following information with respect to each Option outstanding as of the date of this Agreement: (i) the name of the optionee; (ii) the number of shares of the Company Common Stock subject to each such Option; (iii) the exercise price of such Option; (iv) the date on which such Option was granted; (v) the vesting schedule of such Option, and (vi) the date on which such Option expires. The Company has made available to Parent an accurate and complete copy of each Stock Option Plan (as defined in Section 6.04) and the forms of all stock option agreements evidencing Options. There are no Options outstanding to purchase shares of the Company Common Stock (or any other capital stock of the Company) other than (1) pursuant to the Stock Option Plans and (2) as disclosed in the Company's Form 10-K for the fiscal year ended December 31, 2006.

               (c) All outstanding shares of the Company Common Stock, all outstanding Options, and all outstanding shares of capital stock of each Company Subsidiary have been issued and granted in compliance with (i) all applicable federal, state and foreign securities laws and other applicable Legal Requirements and (ii) except as disclosed in the Company Filed SEC Documents (as defined in Section 3.06)), all requirements set forth in applicable agreements or instruments. For the purposes of this Agreement, "Legal Requirements" means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, judgment, injunction, order, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity.

               (d) Except as set forth on Schedule 3.02(d), the Company is not a party to or bound by any agreement with respect to the voting (including voting trusts, proxies, "poison pill" anti-takeover plans) registration under the Securities Act, or sale or transfer (including agreements related to pre-emptive rights, rights of first refusal, co-sale rights or "drag-along" rights but excluding restrictions required by the Securities Act in connection with private placements of securities) of any securities of the Company.

          Section 3.03 Authority. The Company has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby (other than, with respect to the Merger, the approval and adoption of the terms of this Agreement by the holders of a majority of the outstanding shares of Company Common Stock in accordance with the DGCL and applicable securities laws (the "Company Stockholder Approval")). The execution, delivery and performance of this Agreement and the consummation by the Company of the Merger and of the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions so contemplated in each case, other than, with respect to the Merger, the Company Stockholder Approval. The Board of Directors of the Company, at a meeting duly called and held at which all directors of the Company were present in accordance with the By-laws of the Company, duly adopted resolutions (a) approving and declaring advisable this Agreement, the Merger and the other transactions contemplated hereby, (b) declaring that it is advisable and making a determination that it is in the best interest of the Company and the Company's stockholders that the Company enter into this Agreement and consummate the Merger on the terms and subject to the conditions set forth in this Agreement,
(c) making a determination that this Agreement is fair to the Company and the Company's stockholders, (d) directing that this Agreement be submitted to a vote for adoption at a meeting of the Company's stockholders to be held as promptly as practicable as set forth in Section 6.01 and (e) recommending that the Company's stockholders adopt and approve this Agreement, the Merger and the other transactions contemplated hereby, which resolutions have not been subsequently rescinded, modified or withdrawn in any way. This Agreement has been duly executed and delivered by the Company and, assuming this Agreement constitutes a valid and binding obligation of Parent and Sub, constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and
(ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

          Section 3.04 Consents and Approvals; No Violations. Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including the filing with the Securities and Exchange Commission (the "SEC") of the proxy statement relating to the Company Stockholder Approval of this Agreement (the "Company Proxy Statement")), the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") or as may be required under any foreign anti-trust or competition law or regulation, Section 203 of the DGCL, foreign laws and as set forth on Schedule 3.04, neither the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the certificate of incorporation or by-laws of the Company or any Company Subsidiary, (ii) require any filing with, or permit, authorization, consent or approval of, any federal, state or local government or any court, tribunal, administrative agency or commission or other governmental or other regulatory authority or agency, domestic, foreign or supranational (a "Governmental Entity") (except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings would not have a Material Adverse Effect on the Company or any Company Subsidiary, or prevent or materially delay the consummation of the Merger), (iii) except as set forth on Schedule 3.04, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Company or any Company Subsidiary is a party or by which any of them or any of their properties or assets may be bound, or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any Company Subsidiary, or any of their properties or assets, except in the case of clauses (iii) or
(iv) for violations, breaches or defaults that would not have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Merger.

          Section 3.05 SEC Reports and Financial Statements. (a) The Company has filed with the SEC all forms, reports, schedules, statements and other documents required to be filed by it since December 31, 2004, pursuant to the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act") (such forms, reports, schedules, statements and other documents, including any financial statements or schedules included therein, are referred to as the "Company SEC Documents"). The Company SEC Documents, at the time filed, (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, and the applicable rules and regulations of the SEC thereunder. Except to the extent revised or superseded by a subsequently filed Company SEC Document, the Company SEC Documents, as of their respective dates, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that the foregoing does not cover future events resulting from public announcement of the Merger). The financial statements of the Company included in the Company SEC Documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Forms 10-Q and 8-K of the SEC) and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments) the consolidated financial position of the Company as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

               (b) Since December 31, 2005, there have been no comment letters or other correspondence received by the Company from the SEC (excluding letters related to confidential treatment applications and orders of effectiveness) or responses to such comment letters or other correspondence by or on behalf of the Company that have not been provided to Parent, and the copies of such letters and responses delivered or made available to Parent were true, correct and complete. The Company maintains disclosure controls and procedures required by Rule13a 15 or 15d 15 under the Exchange Act, and such controls and procedures are sufficient to provide reasonable assurance that material information relating to the Company, including Company Subsidiaries, required to be disclosed in the reports it files or submits under the Exchange Act is accumulated and communicated to the Company's principal executive officer and principal financial officer to allow timely decisions regarding financial disclosure. No Company Subsidiary is required to file with the SEC any report, schedule, form, statement or other document. The Company currently is in compliance with the requirements applicable to securities that are traded on the Nasdaq Capital Market and since December 31, 2006, has not received any notice from the Nasdaq Capital Market asserting any non compliance with such requirements.

               (c) Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Company SEC Documents (the "Company Financials"), (i) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto then in effect at the same time as such filing,
(ii) was prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as may be indicated therein or in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q, 8-K or any successor form under the Exchange Act) and (iii) fairly presented in all material respects the consolidated financial position of the Company and the Company Subsidiaries that are required by GAAP to be consolidated therein and fairly reflects its investment in any unconsolidated Subsidiary as of the respective dates thereof and the consolidated results of their operations and cash flows for the periods indicated, except that the unaudited interim financial statements may not contain footnotes and were or are subject to normal and recurring year-end adjustments. All Company Subsidiaries that are required by GAAP to be consolidated in the Company Financials have been so consolidated. The balance sheet of the Company contained in Company SEC Documents as of December 31, 2006 is hereinafter referred to as the "Company Balance Sheet." All accounts receivable of the Company that are reflected on the financial statements in the Company SEC Documents represented valid obligations arising from sales actually made or services actually performed by the Company in the ordinary course of business. Unless paid prior to the Closing Date, such accounts receivable are reasonably anticipated to be collectible net of the allowances or reserves shown on such financial statements. Except as disclosed in the Company Balance Sheet, neither the Company nor any Company Subsidiary has any liabilities required under GAAP to be set forth on a balance sheet which are, individually or in the aggregate, material to the business, results of operations or financial condition of the Company and the Company Subsidiaries taken as a whole, except for liabilities incurred since the date of the Company Balance Sheet in the ordinary course of business consistent with past practices and liabilities incurred in connection with this Agreement. Since December 31, 2005, neither the Company nor any Company Subsidiary nor, to the Company's knowledge, any director, officer, employee, auditor, accountant or representative of the Company or the Company Subsidiaries has received or otherwise had or obtained knowledge of any written complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or Company Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that the Company or the Company Subsidiaries has engaged in questionable accounting or auditing practices (solely for purposes of this sentence, "knowledge" shall be deemed to include the actual knowledge of the Company's primary contact with the provider of the Company's Ethics and Compliance Hotline). Since January 1, 2006, the Company's auditors have not performed any non-audit services for the Company and the Company Subsidiaries. Since December 31, 2005, no attorney representing the Company or any Company Subsidiary, regardless whether employed by the Company or the Company Subsidiaries, has reported evidence of a violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Company's Board of Directors or any committee thereof or to any director or officer of the Company.

               (d) Neither the Company nor any Company Subsidiary is a party to, or has any commitment to become a party to, any joint venture, partnership agreement or any similar contract or agreement (including any Contract relating to any transaction, arrangement or relationship between or among the Company or any Company

Subsidiary, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose Person, on the other hand) where the purpose or intended effect of such arrangement is to avoid disclosure of any transaction involving the Company or any Company Subsidiary in the Company Financial Statements. For purposes of this Agreement, "Affiliate" means any other Person directly or indirectly controlling or controlled by, or under common control with that Person; for purposes of this definition, "control"(including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with") as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of management and polices of that Person, whether through the ownership of voting securities, by contract or otherwise.

          Section 3.06 Absence of Certain Changes or Events. Except as disclosed in the Company SEC Documents filed and publicly available prior to the date of this Agreement (the "Company Filed SEC Documents") or on Schedule 3.06, since December 31, 2006, the Company has conducted its business only in the ordinary course consistent with past practice, and there has not been any Material Adverse Change with respect to the Company. Except as disclosed in the Company Filed SEC Documents or on Schedule 3.06, since December 31, 2006, there has not been:

               (a) any granting by the Company or any Company Subsidiary to any officer of the Company or any Company Subsidiary of any increase in compensation, except in the ordinary course of business consistent with past practice (ordinary course of business shall include in connection with promotions);

               (b) any granting by the Company or any of it subsidiaries to any officer thereof of any increase in severance or termination pay, except as part of a standard employment package to any person promoted or hired;

               (c) except for employment arrangements in the ordinary course of business consistent with past practice with employees other than any executive officer of the Company or any Company Subsidiary, any entry by the Company or any Company Subsidiary into any employment, severance or termination agreement with any such employee or executive officer;

               (d) any increase in or establishment of any bonus, insurance, deferred compensation, pension, retirement, profit-sharing, stock option (including the granting of stock options, stock appreciation rights, performance awards or restricted stock awards or the amendment of any existing stock options, stock appreciation rights, performance awards or restricted stock awards), stock purchase or other employee benefit plan or agreement or arrangement, except in the ordinary course of business consistent with past practice;

               (e) any event, occurrence, development or state of circumstances or facts which, individually or in the aggregate, has had or is reasonably expected to have a Material Adverse Effect on the Company;

               (f) any sale, assignment, lease, or other transfer of any material properties of the Company or any Company Subsidiary other than in the ordinary course of business consistent with past practice;

               (g) any incurrence, assumption or guarantee by the Company or any Company Subsidiary of any indebtedness for borrowed money other than in the ordinary course of business consistent with past practice;

               (h) (A) any disposition or impairment of or permitting to lapse of any Intellectual Property that would be material and adverse to the Company or outside the ordinary course of business, (B) disposition of or disclosure (except as necessary in the conduct of its business) to any Person other than representatives of Parent any trade secret or other Intellectual Property Rights not theretofore a matter of public knowledge to any party that is not subject to a nondisclosure or similar agreement, or (C) any change to the Company's or any Company Subsidiary's rights to use Intellectual Property Rights licensed from a third party, except, in the case of (A) through (C) in the aggregate, as would not have a Material Adverse Effect on the Company and the Company Subsidiaries, taken as a whole;

               (i) any creation or other incurrence of any Lien on any asset other than in the ordinary course of business consistent with past practice and other than for Taxes not yet due and payable or being contested in good faith;

               (j) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the Company or any Company Subsidiary which, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on the Company;

               (k) any change in any method of accounting or accounting practice by the Company or revaluation of any material assets of the Company or any Company Subsidiary except as required by GAAP;

               (l) any cancellation of debts owed to or material claims held by the Company or any Company Subsidiary, except in the ordinary course of business consistent with past practice;

               (m) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any of the Company's capital stock;

               (n) any split, combination or reclassification of any of the Company's capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of the Company's capital stock or other securities of the Company (other than shares of Company Common Stock issued or issuable upon exercise of outstanding stock options under the Stock Option Plans as defined in Section 6.04 or in connection with the restricted stock agreements entered into prior to the date of this Agreement and listed on Schedule 3.06(n) or in connection with matching contributions under the Company's 401(k) plan in accordance with such 401(k) plan as of the date of this Agreement);

               (o) any Tax election made or changed, any annual tax accounting period changed, any method of tax accounting adopted or changed, any material amended returns or claims for material Tax refunds filed, any closing agreement entered into, any Tax claim, audit or assessment settled, or any right to claim a tax refund, offset or other reduction in Tax liability surrendered, or consent or waiver of the statutory period of limitation applicable to any material Tax claim;

               (p) any material write-down of the value of any assets or any material write-off as uncollectible of any accounts receivable;

               (q) any loans or advances by the Company or any Company Subsidiary to, material guarantees by the Company or any Company Subsidiary for the benefit of, or material investment by the Company or any Company Subsidiary in any other Person; or

               (r) any arrangement or commitment by the Company to do any of the action referenced above in this Section 3.06.

          Section 3.07 Information Supplied. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Company Proxy Statement or specifically provided in writing for inclusion or incorporation by reference in the Financing Proxy Statement, will, at the time the Company Proxy Statement or Financing Proxy Statement (as defined in Section 6.01(e)), as applicable, is first mailed to the Company Stockholders or Parent stockholders, as applicable, or at the time of the Company Stockholders Meeting (as defined in Section 6.01(a)) or Parent Stockholders Meeting (as defined in
Section 6.01(d)), as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, except that no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by Parent or Sub specifically for inclusion or incorporation by reference therein.

          Section 3.08 Benefit Plans. Except as set forth on Schedule 3.08, and except to the extent that the failure of the following to be true would not reasonably be expected to have a Material Adverse Effect: (a) Each "employee pension benefit plan" (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) (a "Pension Plan"), each "employee welfare benefit plan" (as defined in Section 3(1) of ERISA) (a "Welfare Plan") or other arrangement providing medical, vision, dental, life or other welfare benefits, (iii) all "specified fringe benefit plans" as defined in
Section 6039D of the Code, (iv) all "nonqualified deferred compensation plans" as defined in Sections 409A(d)(1) or 3121(v)(2)(C) of the Code, (v) all "multiemployer plans" as defined in Sections 3(37) or 4001(a)(3) of ERISA, and
(vi) all other agreements, plans, policies or arrangements relating to employment, stock options, compensation, phantom stock, profit-sharing, employee stock ownership, stock appreciation rights, deferred compensation, incentive compensation, bonuses, retainer, retirement, savings, severance, change of control benefits, fringe benefits or any other employee benefits, or providing any remuneration or compensation, in each case entered into, maintained or contributed to, or required to be maintained or contributed to, by the Company or any Company Subsidiary or for which the Company or any Company Subsidiary could have any liability, which benefit any present or former employee, officer, independent contractor, shareholder or director or any spouse, child or other dependent of such individuals (each of the foregoing, a "Benefit Plan") has been administered in all material respects in accordance with its terms and provisions. Each Benefit Plan, as well as the Company and the Company Subsidiary with respect to the Benefit Plan, are (i) in compliance in all material respects with the applicable provisions of ERISA, the Code, and all other applicable Legal Requirements and (ii) operated and funded in such a manner as to qualify, where appropriate, under applicable Legal Requirements, for income tax exclusions as to its participants, the generation of tax-exempt income for its funding vehicle, and the allowance of deductions and credits with respect to contributions thereto. Schedule 3.08 sets forth a complete list of each Benefit Plan and identifies which Benefit Plans are maintained by the Company or its subsidiaries in the United States, and which Benefit Plans are maintained by the Company or its subsidiaries in a foreign jurisdiction. Schedule 3.08 also identifies any unwritten Benefit Plan, including a description of any material terms of such plan, both as maintained by the Company or the Company Subsidiaries in the United States, as well as each such plan maintained by the Company or the Company Subsidiaries in a foreign jurisdiction.

               (a) No option granted under any of the Company's Stock Option Plans was granted with an exercise price less than the fair market value of a share of Company Common Stock on such option's actual grant date (as determined under the applicable Stock Option Plan).

               (b) Neither the Company nor any Commonly Controlled Entity (as defined below) maintains or contributes to any retirement arrangement on behalf of employees situated at a foreign office of Company or the Company Subsidiaries. No Pension Plan is subject to Title IV of ERISA or Section 412 of the Code, no Benefit Plan is a multiple employer plan within the meaning of
Section 413(c) of the Code, and no Benefit Plan is a multiple employer welfare arrangement within the meaning of Section 3(40)A of ERISA. None of the Company or any other Person that, together with the Company, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code (each, including the Company, a "Commonly Controlled Entity"): (i) currently has an obligation to contribute to, or during any time during the last six years had an obligation to contribute to, a Pension Plan subject to Title IV of ERISA or Section412 of the Code, or (ii) has incurred any liability to the Pension Benefit Guaranty Corporation, which liability has not been fully paid. All contributions and other payments required to be made by the Company to any Pension Plan with respect to any period ending before the Closing Date have been made or reserves adequate for such contributions or other payments have been or will be set aside therefore and have been or will be reflected in financial statements.

               (c) Neither the Company nor any Commonly Controlled Entity is required to contribute to any "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA) or has withdrawn from any multiemployer plan where such withdrawal has resulted or would result in any "withdrawal liability" (within the meaning of Section 4201 of ERISA) that has not been fully paid.

               (d) Each Benefit Plan (and its related trust) that is intended to be qualified under Section 401(a) of the Code has been determined by the United States Internal Revenue Service to qualify under such section (and the related trust, if any, has been determined to be exempt under Section 501(a) of the
Code) and, to the knowledge of the Company, nothing has occurred to cause the loss of such qualified status.

               (e) The Company has heretofore made available to Parent correct and complete copies of each of the following:

                    (i) Each Benefit Plan and all amendments thereto; the trust instrument and/or insurance contracts, if any, forming a part of such Benefit Plan and all amendments thereto;

                    (ii) If applicable, the most recently filed Form 5500 and all schedules thereto, if any;

                    (iii) The most recent determination letter issued by the United States Internal Revenue Service regarding the qualified status of each such Benefit Plan that is a Pension Plan;

                    (iv) The most recent accountant's report for each Benefit Plan, if any;

                    (v) The most recent summary plan description for each Benefit Plan, if any; and

                    (vi) Any summary of material modifications which relates to any Benefit Plan.

               (f) Except as provided in Section 6.04, the consummation of the transactions contemplated by this Agreement will not accelerate the time of payment or vesting, or increase the amount of compensation (including amounts due under Benefit Plans) due to any employee, officer, former employee or former officer of the Company or Company Subsidiary. No Benefit Plan, by its terms or in effect, could reasonably be expected to require any payment or transfer of money, property or other consideration on account of or in connection with the transactions contemplated by this Agreement or any subsequent termination of employment which payment could reasonably be expected to constitute an "excess parachute payment" within the meaning of Section 280G of the Code. No amounts payable under any Benefit Plan will fail to be deductible for federal income tax purposes by virtue of 162(m) of the Code.

               (g) As of the date of this Agreement, there are no actions, suits, investigations or claims pending or, to the knowledge of the Company, threatened with respect to any Benefit Plan, or the assets thereof (other than routine claims for benefits), and to the knowledge of the Company, there are no facts which could reasonably give rise to any material liability, action, suit, investigation, or claim against any Benefit Plan, any fiduciary or plan administrator or other Person dealing with any Benefit Plan or the assets thereof.

               (h) To the knowledge of the Company, no Person has entered into any nonexempt "prohibited transaction," as such term is defined in ERISA and the Code, with respect to any Benefit Plan that could result in a material tax or penalty being imposed pursuant to either Section 4975 of the Code or Section 406 of ERISA.

               (i) Each Benefit Plan may be amended, terminated, modified or otherwise revised by the Company, on and after the Closing Date, without further liability to the Company.

               (j) No Benefit Plan provides medical, health, life insurance or other welfare-type benefits to retirees or former employees or former independent contractors or individuals who terminate (or have terminated) employment with any of the Company or any Commonly Controlled Entity, or the spouses or dependents of any of the foregoing (except for limited continued medical benefit coverage for former employees, their spouses and other dependents as required to be provided under Section 4980B of the Code or Part 6 of Subtitle B of Title I of ERISA ("COBRA") or applicable similar Laws).

               (k) Neither the Company nor any Company Subsidiary has, since October 3, 2004, (A) granted to any Person an interest in a nonqualified deferred compensation plan (as defined in Section 409A(d)(1) of the Code) which interest has been or, upon the lapse of a substantial risk of forfeiture with respect to such interest, will be subject to the tax imposed by Sections 409A(a)(1)(B) or (b)(4)(A) of the Code, or (B) modified the terms of any nonqualified deferred compensation plan in a manner that could reasonably be expected to cause an interest previously granted under such plan to become subject to the tax imposed by Sections 409A(a)(1)(B) or

(b)(4) of the Code. Each Benefit Plan that is a "nonqualified deferred compensation plan" as defined in Section 409A of the Code either has been operated and administered in good faith compliance with Section 409A of the Code since January 1, 2005, or is not subject to Section 409A of the Code.

               (l) The transactions contemplated hereby will not constitute a nonexempt prohibited transaction (as described in Section 406 of ERISA and Section 4975 of the Code).

               (m) No Benefit Plan is or is funded by a Voluntary Employees' Beneficiary Association within the meaning of Section 501(c)(9) of the Code.

               (n) With respect to each Benefit Plan maintained by the Company or any Commonly Controlled Entity of the Company or any Company Subsidiary for the benefit of, or relating to, any present or former employee, consultant or director of the Company or Company Subsidiary who performs services outside of the United States (each, an "International Benefit Plan"): (i) each International Benefit Plan is in compliance with the applicable provisions of the laws and regulations regarding employee benefits, mandatory contributions and retirement plans of each jurisdiction in which each such International Benefit Plan is maintained, to the extent those laws are applicable to such International Benefit Plan; (ii) each International Benefit Plan has been administered at all times in accordance with its terms; (iii) to the knowledge of the Company, there are no pending investigations by any governmental body involving any International Benefit Plan, and no pending claims (except for claims for benefits payable in the normal operation of the International Benefit Plans), suits or proceedings against any International Benefit Plan or asserting any rights or claims to benefits under any International Benefit Plan; and (iv) the transactions contemplated by this Agreement will not, by themselves or in conjunction with any other agreements, events or occurrences, create or otherwise result in any liability, accelerated payment or any enhanced benefits with respect to any International Benefit Plan.

          Section 3.09 Litigation. As of the date of this Agreement, except as disclosed in Schedule 3.09, there is no suit, claim, action, proceeding or investigation pending before any Governmental Entity against the Company or any Company Subsidiary that could reasonably be expected to have a Material Adverse Effect on the Company and to the Company's knowledge none of the foregoing has been threatened. Neither the Company nor any Company Subsidiary is subject to any outstanding order, writ, injunction or decree that could reasonably be expected to have a Material Adverse Effect on the Company. Except where such matter would not reasonably be expected to have a Material Adverse Effect on the Company, there has not been since December 31, 2006 nor are there currently any internal material investigations or inquiries being conducted by the Company or any Company Subsidiary, the Company Board or to the knowledge of the Company, any third Person or Governmental Entity or at the request of any of the foregoing concerning any financial, accounting, Tax, conflict of interest, self-dealing, breach of fiduciary duty, fraudulent or deceptive conduct or other misfeasance or malfeasance issues.

          Section 3.10 Compliance with Applicable Law. Except as set forth on
Schedule 3.10, the Company and each Company Subsidiary hold all permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities necessary for the lawful conduct of its business (the "Company Permits"), except for failures to hold such permits, licenses, variances, exemptions, orders and approvals that would not have a Material Adverse Effect on the Company. Except as set forth on Schedule 3.10, the Company Permits are in full force and effect and the Company and the Company Subsidiaries are in compliance with the terms of the Company Permits, except where the failure to be in full force and effect or so to comply would not have a Material Adverse Effect on the Company or any Company Subsidiary, taken as a whole. Except as disclosed in the Company Filed SEC Documents and except as set forth on Schedule 3.10, to the knowledge of the Company, the business of the Company and the Company Subsidiaries is not being conducted in violation of any Legal Requirements, except for possible violations that would not have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Merger. Except as set forth on Schedule 3.10, as of the date of this Agreement, no investigation or review by any Governmental Entity with respect to the Company or any Company Subsidiary is pending or, to the knowledge of the Company, threatened, nor has any Governmental Entity indicated an intention to conduct any such investigation or review, other than, in each case, those the outcome of which would not be reasonably expected to have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Merger. Except as disclosed in the Company Filed SEC Documents, since December 31, 2004, the Company has complied in all material respects with the applicable rules, regulations and policies of the Nasdaq Capital Market.

          Section 3.11 Tax Matters. Except as set forth on Schedule 3.11, and except to the extent that the failure of the following to be true would not reasonably be expected to have a Material Adverse Effect:

               (a) The Company and each Company Subsidiary has timely filed, or has caused to be timely filed on its behalf, all Tax Returns required to be filed by it, and all such Tax Returns are true, complete and accurate. All Taxes whether or not shown to be due on such Tax Returns, have been, or will be, timely paid.

               (b) The Company Financials reflect an adequate reserve for all Taxes payable by the Company or any Company Subsidiary for all Taxable periods and portions thereof through the date of such financial statements, and such Tax reserve has been established in accordance with generally accepted accounting principles, consistently applied. No deficiency with respect to any Taxes has been proposed, asserted or assessed against the Company, and no requests for waivers of the time to assess any such Taxes are pending.

               (c) Except as disclosed on Schedule 3.11, none of the Tax Returns of Company or any Company Subsidiary have ever been audited by the Internal Revenue Service or any other Governmental Entity. No examination of any Tax Return of the Company or any Company Subsidiary is currently in progress, and neither the Company nor any Company Subsidiary has received written notice of any (i) pending or proposed audit or examination or (ii) request for information regarding Tax matters. The statutory period for examinations of the Federal Income Tax Returns of the Company and the Company Subsidiaries consolidated in such Returns for all years through 2002 have expired except to the extent that the utilization of tax net operating losses in future years could subject such closed years to examination by the United States Internal Revenue Service.

               (d) There are no Liens for material Taxes (other than liens for current Taxes not yet due and payable) on the assets of the Company.

               (e) Neither the Company nor any Company Subsidiary (i) has been a member of an affiliated group filing a consolidated federal Income Tax Return (other than a group the common parent of which was the Company), (ii) has any liability for Taxes of any Person (other than the Company or any Company Subsidiary) under Treasury Regulations section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract, or otherwise or (iii) has been a party to any joint venture, partnership or other agreement that could be treated as a partnership for Tax purposes.

               (f) The Company and each Company Subsidiary have collected all sales, use, goods and services or other commodity Taxes required to be collected and remitted or will remit the same to the appropriate Tax authority within the prescribed time periods.

               (g) The Company has not engaged in a transaction that is the same as or substantially similar to one of the types of transactions that the Internal Revenue Service has determined to be a tax avoidance transaction and identified by notice, regulation, or other form of published guidance as a listed transaction, as set forth in U.S. Treas. Reg. Section 1.6011-4(b)(2).

               (h) Neither the Company nor any Company Subsidiary has constituted either a "distributing corporation" or a "controlled corporation" in a distribution of stock intended or purported to be governed by Section 355 or
Section 361 of the Code.

               (i) Neither the Company nor any Company Subsidiary will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any of the following:

                    (i) change in method of accounting for a taxable period ending on or prior to the Closing Date;

                    (ii) "closing agreement" as described in Code section 7121 (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date;

                    (iii) intercompany transactions or any excess loss account described in Treasury Regulations under Code section 1502 (or any corresponding or similar provision of state, local or foreign income Tax law);

                    (iv) installment sale or open transaction disposition made on or prior to the Closing Date; or

                    (v) prepaid amount received on or prior to the Closing Date except for implementation, development and software maintenance fees deferred in accordance with the Company's standard accounting policies.

               (j) For purposes of this Agreement:

     "Taxes" includes all forms of taxation, whenever created or imposed, and whether of the United States or elsewhere, and whether imposed by a local, municipal, governmental, state, foreign, Federal or other Governmental Entity, or in connection with any agreement with respect to Taxes, including all interest, penalties and additions imposed with respect to such amounts.

     "Tax Return" means all Federal, state, local, provincial and foreign Tax returns, declarations, statements, reports, schedules, forms and information returns and any amended Tax return relating to Taxes.

          Section 3.12 State Takeover Statutes. The Company Board has approved the Merger and this Agreement and such approval is sufficient to render inapplicable to the Merger, this Agreement and the transactions contemplated by this Agreement the provisions of Section 203 of the DGCL. To the knowledge of the Company without investigation, no other state takeover statute or similar statute or regulation applies or purports to apply to the Merger, this Agreement, or any of the transactions contemplated by this Agreement.

          Section 3.13 Brokers; Fees and Expenses. Except as set forth in
Schedule 3.13, no broker, investment banker, financial advisor or other person, other than America's Growth Capital and Pharus Advisors, LLC, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company and no other bonuses or payments will be required to be made by the Company as a result of or in connection with the consummation of the Merger. The Company has provided Parent true and correct copies of all agreements between the Company and America's Growth Capital and Pharus Advisors, LLC relating to any fee arrangement.

          Section 3.14 Opinion of Financial Advisor. The Company has received the respective opinions of America's Growth Capital and Pharus Advisors, LLC to the effect that, as of the date of this Agreement, the consideration to be received by the holders of the outstanding shares of Company Common Stock pursuant to the Merger is fair to such holders from a financial point of view, and complete and correct signed copies of such opinions have been, or promptly upon receipt thereof will be, delivered to Parent.

          Section 3.15 Intellectual Property. (a) Schedule 3.15(a) sets forth a correct and complete list of all (i) registered trademarks, service marks and domain names, and applications to register the foregoing, (ii) copyright registrations, and (iii) patents and patent applications, in each case which are currently owned by the Company and the Company Subsidiaries Each item listed on
Schedule 3.15(a) has been duly registered or applied for with the U.S. Patent and Trademark Office or other applicable governmental authority and are, to the knowledge of the Company, valid and subsisting. All Intellectual Property owned by the Company and the Company Subsidiaries is owned free and clear of any Liens except for such Liens that would not reasonably be expected to materially and adversely affect the Company's use of the affected Intellectual Property. There is no pending or, to the knowledge of the Company, threatened opposition, interference or cancellation proceeding before any court or registration authority in any jurisdiction against the registrations and applications listed in Schedule 3.15(a). All such items of Intellectual Property are (i) to the knowledge of the Company, valid, subsisting, enforceable, in full force and effect, and (ii) have not been or are not, as applicable, canceled, expired, abandoned or otherwise terminated, and payment of all renewal and maintenance fees in respect thereof, and all filings related thereto, have been duly made.

               (b) Schedule 3.15(b) sets forth a correct and complete list of all licenses with respect to the Intellectual Property under which the Company or any Company Subsidiary is a licensor, licensee, distributor or reseller ("IP Licenses"). The Company and the Company Subsidiaries have complied with the terms and conditions of the IP Licenses in all material respects. To the knowledge of the Company, all of the IP Licenses are valid, enforceable and in full force and effect (subject to (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, moratorium, reorganization, receivership and similar laws relating to or affecting the enforcement of the rights and remedies of creditors generally and (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law)). Except as set forth in Schedule 3.15(b), the transactions contemplated by this Agreement will not result in the termination of, or otherwise require the consent, approval or other authorization of any party to, any IP License. Except as set forth and quantified in Schedule 3.15(b), neither the Company nor any Company Subsidiary is a party to or bound by any license or other contract requiring the payment by the Company or any Company Subsidiary of any royalty or license payment.

               (c) To the knowledge of the Company, (i) none of the Company or any Company Subsidiary has infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property of any other Person or (ii) there is no basis for such a claim by any third party, in each case except for such infringements, misappropriations or conflicts that would not reasonably be expected to have a Material Adverse Effect on the Company. Except as disclosed in Schedule 3.15(c), none of the Company or any Company Subsidiary has received in writing since January 1, 2005, any charge, complaint, claim, demand or notice alleging any such infringement, misappropriation or other conflict that has not been settled or otherwise fully resolved. None of the Company or any Company Subsidiary is party to or the subject of any pending or, to the knowledge of the Company, threatened, suit, claim, action, investigation or proceeding with respect to any such infringement, misappropriation or conflict, that has not been settled or otherwise fully resolved. To the knowledge of the Company, no other Person has infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property owned by the Company or any Company Subsidiary. None of the Company or any Company Subsidiary has brought any action, suit or proceeding for infringement of any Intellectual Property of the Company or any Company Subsidiary, or for breach of any license or agreement involving any of such Intellectual Property, against any party since January 1, 2004.

               (d) Each of the Company and the Company Subsidiaries has taken all commercially reasonable action to protect (i) the proprietary nature and value of the Company Intellectual Property and (ii) the secrecy, confidentiality and value of their trade secrets.

               (e) Except as disclosed in Schedule 3.15(e), to the knowledge of the Company, none of the Software products owned by the Company or any Company Subsidiary incorporates or is comprised of or distributed with any "open source" or similar third party license agreement that (i) requires the distribution of source code in connection with the distribution of such software in object code form; (ii) materially limits the Company's and the Company Subsidiaries' freedom to seek full compensation in connection with marketing, licensing, and distributing such software products; or (iii) allows a customer or requires that a customer have the right to decompile, disassemble or otherwise reverse engineer the software.

               (f) For purposes of this Agreement:

                    (i) "Intellectual Property" means all intellectual property, including (A) inventions (whether patentable or unpatentable and whether or not reduced to practice), ideas, research and techniques, technical designs, discoveries and specifications, improvements, modifications, adaptations, and derivations thereto, and patents, patent applications, models, industrial designs, inventor's certificates, and patent disclosures, together with reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof (the "Patents"), (B) trademarks, all service marks, logos, trade dress, brand names and trade names, assumed names, corporate names and other indications of origin (whether registered or unregistered), (C) copyrights (whether registered or unregistered and any applications for registration therefor, including any modifications, extensions or renewals thereof), (D) trade secrets, know-how and confidential business information, (F) Software, and (G) internet domain names.

                    (ii) "Software" means any and all (A) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, (B) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise, (C) descriptions, schematics, flow-charts and other work product used to design, plan, organize and develop any of the foregoing and (D) all documentation, including user manuals and training materials, relating to any of the foregoing.

          Section 3.16 Labor Relations and Employment. (a) To the knowledge of the Company, the Company and Company Subsidiaries have complied in all material respects with all applicable Legal Requirements related to the employment of labor, including provisions thereof relating to wages, hours, equal employment opportunity, collective bargaining, non-discrimination, and withholding and payment of social security and other Taxes. There are no complaints, charges, lawsuits, arbitrations or other proceedings pending, or to the Company's knowledge, threatened by or on behalf of any present or former employee of the Company or any Company Subsidiary alleging any claim for material damages including breach of any express or implied contract of employment, wrongful termination, infliction of emotional distress or violation of any federal, state or local statutes or regulations concerning terms and conditions of employment, including wages and hours, employee safety, termination of employment and/or workplace discrimination and harassment. Since January 1, 2005, neither the Company nor any Company Subsidiary has retaliated against any employee (i) who had previously submitted to his or her supervisor or anyone else in a position of authority with the Company or Company Subsidiary any written, or to the knowledge of the Company, oral complaint, concern or allegation regarding any alleged unlawful conduct by any of the Company, the Company Subsidiaries or their employees relating to accounting, internal accounting controls or auditing matters, or (ii) who, to the knowledge of the Company, has provided information to, or otherwise assisted any investigation by, any law enforcement, regulatory or other governmental authority or a member of the United States Congress. Except as set forth on Schedule 3.16, (x) there has been no labor union organizing or, to Company's knowledge, attempting to organize any employees of Company or any Company Subsidiary into one or more collective bargaining units,
(y) there is no labor strike, slowdown, stoppage or lockout actually pending, or, to the knowledge of the Company, threatened against the Company or any Company Subsidiary and (z) neither the Company nor any Company Subsidiary is not a party to or bound by any collective bargaining or similar agreement with any labor organization.

               (b) Since December 31, 2005, neither the Company nor any Company Subsidiary has effectuated (i) a "plant closing" as defined in the WARN Act, affecting any site of employment or one or more facilities or operating units within any site of employment or facility of the Company or any Company Subsidiary, in each case in the United States or (ii) a "mass layoff" (as defined in the WARN Act) affecting any site of employment or facility of the Company or any Company Subsidiary in the United States; nor has the Company or any Company Subsidiary engaged in layoffs or employment terminations sufficient in number to trigger application of any similar state, or local law or regulation similar to the WARN Act that is applicable to the Company or any Company Subsidiary operating in the United States. To the Company's knowledge, neither the Company's nor any Company Subsidiary's employees in the United States has suffered an "employment loss" (as defined in the WARN Act) in the ninety (90) days prior to the date of this Agreement.

               (c) Except as set forth on Schedule 3.16(c), the employment of each employee of the Company and its subsidiaries is terminable at will by the Company and/or its subsidiaries without penalty, liability or severance obligation incurred by the Company or any Company Subsidiary, except for statutory obligations or such severance obligations incurred in the ordinary course of business, and each independent contractor of the Company or any Company Subsidiary has been correctly classified as such, and the Company and any Company

Subsidiary can have no liability as a result of any employee of such entity incorrectly being classified as an independent contractor or otherwise.

          Section 3.17 Change of Control. Except as set forth on Schedule 3.17, the transactions contemplated by this Agreement will not require the consent from or the giving of notice to a third party, permit a third party to terminate or accelerate vesting, repayment or repurchase rights, or create any other detriment under the terms, conditions or provisions of any note, bond, mortgage, indenture, license, lease, contract, agreement or other instrument or obligation to which the Company or any Company Subsidiary is a party or by which any of them or any of their properties or assets may be bound, except where the adverse consequences resulting from such change of control or where the failure to obtain such consents or provide such notices would not, individually or in the aggregate, have a Material Adverse Effect on the Company or prevent or delay the consummation of the Merger.

          Section 3.18 Environmental Matters. (a) Except as disclosed on
Schedule 3.18, to the knowledge of the Company, the Company is in compliance in all material respects with all applicable Environmental Laws (as this term and the other terms in this Section 3.18 are defined below).

               (b) Except as specifically identified on Schedule 3.18, the Company has provided to Parent copies of all environmental investigations, studies, audits, tests, reviews, and reports, in draft or final form relating to the Business, which are in the possession or control of the Company or any Company Subsidiary.

               (c) Except as set forth on Schedule 3.18, to the knowledge of the Company, the Company and the Company Subsidiaries possess all required material Environmental Permits; all such Environmental Permits are in full force and effect; and the Company and the Company Subsidiaries are in compliance in all respects with all terms and conditions thereof, except where the failure to possess or comply with such Environmental Permits or the failure for such Environmental Permits to be in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

               (d) Except as disclosed on Schedule 3.18, and for such matters that would not, individually or in the aggregate, have a Material Adverse Effect on the Company, to the knowledge of the Company, neither the Company nor any Company Subsidiary has received any written notification that the Company or any Company Subsidiary as a result of any of the current or past operations of the Business, or any property currently or formerly owned or leased or used in connection with the Business, is or may be adversely affected by any proceeding, investigation, claim, lawsuit or order by any Governmental Entity or other Person relating to (i) any Remedial Action that is or may be needed to respond to a Release or threat of Release of Hazardous Materials or (ii) any other alleged liability or obligation arising under any Environmental Laws;

               (e) Except as disclosed on Schedule 3.18 and except for Environmental Permits, neither the Company nor any Company Subsidiary has entered into any Contract with any Person, including any Governmental Entity, by which the Company has assumed the responsibility to implement or pay for any Remedial Action, or to reimburse costs incurred by third parties with respect to any Remedial Action;

               (f) Except as disclosed on Schedule 3.18, to the knowledge of the Company, there is not now and has not been at any time in the past, any circumstance, including any Release in connection with the current or former conduct of the Business for which the Company or any Company Subsidiary is required or is reasonably likely to be required to implement or pay for any Remedial Action, or to reimburse costs incurred by third parties with respect to any Remedial Action, or other alleged liability or obligation arising under any Environmental Law.

               (g) The Company is not aware of any facts or circumstances likely to delay or prevent implementation of this Agreement and the Merger, or to require any Remedial Action, pursuant to property transfer statutes or requirements, including the New Jersey Industrial Site Recovery Act, N.J.S.A. 13:1K and N.J.A.C. 7:26B or other Environmental Laws.

               (h) For purposes hereof:

                    (i) "Business" means the current and former businesses of the Company or its current and former subsidiaries or any predecessors thereto.

                    (ii) "Environmental Laws" means all applicable national, state, provincial or local laws, statutes, rules, regulations, or ordinances (including without limitation those promulgated by any Governmental Entity in the United States, the United Kingdom, India, the United Arab Emirates, France and Germany) relating to the protection of human health or safety, or the environment, including any emission, discharge, generation, distribution, use, processing, storage, treatment, disposal, abatement, Release, threatened Release, permitting, investigation, cleanup, mitigation, remediation, transportation, or other handling of Hazardous Materials, and other orders, decrees, judgments, directives or other requirements of any Governmental Entity relating to or imposing liability or standards of conduct (including disclosure or notification) concerning protection of human health or the environment or Hazardous Materials or any activity involving Hazardous Materials, including the following federal laws and their state counterparts (i) the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sections 9601, et seq. ("CERCLA"); (ii) the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901, et seq.; (iii) the Clean Water Act, 33 U.S.C. Sections 1251, et seq.; (iv) the Oil Pollution Act of 1990, 33 U.S.C. Sections 2701, et seq.; (v) the Clean Air Act, 42 U.S.C. Sections 7401, et seq.; (vi) the Emergency Planning and Community Right to Know Act, 42 U.S.C. Sections 11001, et seq.; (vii) the Hazardous Substances Transportation Act 49 U.S.C. Sections 1801 et seq.; and (viii) the Toxic Substances Control Act, 15 U.S.C. Sections 2601, et. seq.

                    (iii) "Environmental Permits" means any permit, license, registration, consent, order, administrative consent order, certificate, approval, waiver, or other authorization necessary for the conduct of the Business as currently conducted, and wherever it is currently conducted, under any applicable Environmental Law.

                    (iv) "Hazardous Materials" means any substance that (x) is defined, listed, identified or otherwise regulated under any Environmental Law (including "hazardous", "toxic" or "solid" substances and wastes, radioactive substances including radon gas, polychlorinated-biphenyls, asbestos, mold, petroleum and petroleum derivatives, compounds, and products) or (y) requires investigation, remediation, or other protective measures under applicable Environmental Law.

                    (v) "Release" means any releasing, spilling, pouring, abandoning, discarding, emitting, leaking, pumping, dumping, injecting, depositing, disposing, discharging, dispersing, leaching, migrating or other placement or movement of Hazardous Materials into or through the environment (including air, soil, subsurface, surface water, groundwater, property, indoors or outdoors).

                    (vi) "Remedial Action" means all actions required by any Governmental Entity pursuant to Environmental Law or otherwise taken as necessary to comply with Environmental Law to (x) contain, immobilize, mitigate, clean up, remove, treat or in any other way remediate any Hazardous Materials; (y) prevent the release or threatened release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the environment; or (z) perform studies, investigations or monitoring in respect of any such matter.

     Anything in this Agreement to the contrary notwithstanding, this Section
3.18 is the sole representation with respect to environmental matters.

          Section 3.19 Material Contracts. (a) The Company has provided or made available to Parent true and complete copies of the following ("Material Contracts") to the extent still in force and effect as of the date of this
Agreement:

                    (i) all contracts, agreements, obligations, promises, commitments, arrangements or undertakings (whether written or oral and whether express or implied) that are legally binding (collectively, "Contracts") of the Company or any Company Subsidiary with customers of the Company involving payments to the Company or any Company Subsidiary in excess of $100,000 during 2006 or anticipated to involve payments to the Company or any Company Subsidiary in excess of $100,000 in 2007;

                    (ii) all Contracts of the Company or any Company Subsidiary with any vendor or supplier of the Company or any Company Subsidiary involving payments by or to the Company or the Company Subsidiaries in excess of (a) $100,000 during 2006, (b) $100,000 in anticipated payments in 2007, or (c) $250,000 in the aggregate;

                    (iii) all Contracts of the Company or any Company Subsidiary that (x) contain most favored customer pricing provisions with any third party or (y) grants any exclusive rights, rights of first refusal, rights of first negotiation or similar rights to any Person or (z) that restrict the ability of the Company or any Affiliate to compete in any business or area;

                    (iv) all material Contracts of the Company or any Company Subsidiary with any Affiliate, director, officer of the Company, other than Contracts which do not vary in any material respect from the standard form of such contracts provided to Parent;

                    (v) all Contracts of the Company or any Company Subsidiary pursuant to which the Company or such Company Subsidiary is granted rights in Intellectual Property of any third Person, other than (x) end user license Contracts entered into in the ordinary course of business consistent with past practice, which did not involve payments by the Company or the Company Subsidiaries in excess of $35,000 during 2006 or anticipated in 2007, (y) Contracts pursuant to which independent contractors assign Intellectual Property to the Company in the ordinary course of business consistent with past practice or (z) Contracts pursuant to which the Company or a Company Subsidiary is granted rights in Intellectual Property, the absence of which would not be material to the Company;

                    (vi) all Contracts of the Company or any Company Subsidiary pursuant to which the Company or such Company Subsidiary is granted rights in the Intellectual Property of any third Person, other than Contracts consisting of "shrink wrap" or similar widely available commercial end user licenses, for (x) the distribution or sublicense by Company or any Company Subsidiary to any third Person as part of a value-added reseller or other similar arrangement; (y) use by Company or any Company Subsidiary in the provision of on-line services; or (z) for incorporation into any Software licensed by Company or any Company Subsidiary to any third Person;

                    (vii) all Contracts of the Company or any Company Subsidiary pursuant to which the Company or such Company Subsidiary grants material rights in Intellectual Property to any third Person, other than non-exclusive end user license agreements entered into in the ordinary course of business consistent with past practice;

                    (viii) all joint venture, partnership or other similar Contracts to which the Company or any Company Subsidiary is a party;

                    (ix) all Contracts relating to the borrowing of money or extension of credit (collectively, "Debt Obligations") pursuant to which any material indebtedness of the Company or any Company Subsidiary is outstanding or may be incurred and all material guarantees of or by the Company or any Company Subsidiary of any Debt Obligations of any other Person, other than standard form invoices relating to accounts payable of the Company or any Company Subsidiary disclosed in the SEC Financial Statements or incurred in the ordinary course of business consistent with past practice since December 31, 2006; and

                    (x) all Contracts, not otherwise described in the foregoing, which are material to the Business or the Company.

               (b) Each Material Contract is in full force and effect (except for those Contracts that have expired in accordance with their terms and conditions) and constitutes a legal, valid and binding agreement of the Company or the Company Subsidiaries, as applicable, enforceable in accordance with its terms and conditions (subject to (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, moratorium, reorganization, receivership and similar laws relating to or affecting the enforcement of the rights and remedies of creditors generally and (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law)), and except as disclosed in the Company Filed SEC Documents, the Company or the Company Subsidiaries, as applicable, have performed in all material respects all of their obligations under, and are not in material violation or breach of or default under, any such Material Contract. To the knowledge of the Company, the other parties to any Material Contract have performed all of their obligations under, and are not in material violation or breach of or default under, any such Material Contract, and other than in the ordinary course of business consistent with past practice, have not notified the Company of any intention to terminate such Material Contract or to require any amendment or waiver of the terms thereof as a condition of renewing or not terminating such Material Contract.

               (c) The execution of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or cause a breach of any Material Contract, or require the approval of, or consent to be received from, any party to any Material Contract in order for such Material Contract to remain in full force and effect after the consummation of the Merger.

               (d) Except as set forth on Schedule 3.19, no officer or director of the Company or any Company Subsidiary, no stockholder of the Company related to any such officer or director, and no "associate" (as defined in Rule 14a-1 under the Exchange Act) of any of them, has any interest in any material Contract of, or other business arrangement with, the Company or any Company Subsidiary, or in any material property (including any real property and any material personal property, tangible or intangible), used in or pertaining to the business of the Company or any Company Subsidiary.

          Section 3.20 Property. Schedule3.20 accurately identifies all real property, leases and other rights in real property, structures and other buildings of the Company as of the date of this Agreement. All properties and assets of the Company, real and personal, material to the conduct of its business are, except for changes in the ordinary course of business consistent with past practice since December 31, 2006, reflected in the balance sheet, and except as set forth on Schedule 3.20, the Company has good and marketable title to its real and personal property reflected on the balance sheet or acquired by it since the date of the balance sheet, free and clear of all mortgages, liens, pledges, encumbrances, charges, agreements, claims, restrictions and defects of title. Except as set forth on Schedule 3.20, all real property, structures and other buildings and material equipment of the Company is currently used in the operation of the business of the Company and the Company Subsidiaries, are adequately maintained and are in satisfactory operating condition and repair for the requirements of the business of the Company and the Company Subsidiaries as presently conducted.

          Section 3.21 Title to Properties. (a) Each of the Company and the Company Subsidiaries has marketable and legal title to, or valid leasehold interests in, all of its material properties and assets and, other than properties and assets in which the Company or any Company Subsidiary has a leasehold interest, except for defects in title, easements, restrictive covenants and similar Liens and encumbrances that would not reasonably be expected to have a Material Adverse Effect on the Company.

               (b) Each of the Company and the Company Subsidiaries has complied in all material respects with the terms of all real property leases to which it is a party, and all such real property leases are in full force and effect. The Company and the Company Subsidiaries enjoy peaceful and undisturbed possession under all such leases.

          Section 3.22 Insurance. All material physical assets of the Company and the Company Subsidiaries carried for value on the Company Financial Statements are covered by fire and other insurance against such risks and in such amounts as are reasonable for prudent owners of comparable assets, and true and complete copies of all such insurance policies have been delivered or made available to Parent. Neither the Company nor any Company Subsidiary is in default with respect to any of the provisions contained in any such policies of insurance or has failed to give any notice or pay any premium or present any claim under any such insurance policy, except for such defaults or failures that would not reasonably be expected to have a Material Adverse Effect on the Company.. The Company has no knowledge of and neither the Company nor any Company Subsidiary has received written notice that any of such insurance policies will not be renewed by the insurer upon the scheduled expiry of the policy or will be renewed by the insurer only on the basis that there will be a material increase in the premiums payable in respect of the policy.

          Section 3.23 Customers and Suppliers. Neither the Company nor any Company Subsidiary has any agreements or arrangements establishing, creating or relating to any rebate, promotion or other allowance that involves any obligation or liability to any customer that is material or outside the ordinary course of business.

          Section 3.24 No Other Representations and Warranties. Except for the representations and warranties contained in this Article III, none of the Company, any Affiliate of the Company or any other Person makes any representations or warranties, and the Company hereby disclaims any other representations or warranties, whether made by the Company, any affiliate of the Company, or any of their officers, directors, employees, agents or representatives, with respect to the negotiation, execution and delivery of this Agreement or the transactions contemplated hereby, notwithstanding the delivery or disclosure, in writing or orally, to Parent, Sub or any of their officers, directors, employees, agents or representatives of any documentation or other information.

                                  Article IV.

                REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB

     Parent and Sub jointly and severally represent and warrant to the Company as follows:

          Section 4.01 Organization. Each of Parent and Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now being conducted, except where the failure to be so organized, existing and in good standing would not be reasonably expected to prevent or materially delay the consummation of the Merger.

          Section 4.02 Authority. Parent and Sub have requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and Sub and no other corporate proceedings on the part of Parent and Sub are necessary to authorize this Agreement or to consummate such transactions. No vote of Parent stockholders is required to execute this Agreement or (except as set forth in the next sentence with respect to the Financing (as defined in Section 4.06(b)) enter into the transactions contemplated hereby. The Company acknowledges (for purposes of this Section 4.02 and Section 4.03) that the Financing will require Parent Stockholder Approval (as defined below), provided, it being expressly understood that consummation of the Financing is not a condition precedent to Parent's and its subsidiaries obligations hereunder, and the failure to consummate the Financing for any reason (including, without limitation, the failure to obtain the Parent Stockholder Approval) will not limit Parent's and its subsidiaries liabilities hereunder for breach of the representations and warranties in Article IV including without limitation
Section 4.06. For purposes of this Agreement, "Parent Stockholder Approval" means the approval and adoption by the holders of a majority of the issued and outstanding shares of Parent's common stock, par value $0.01 per share ("Parent Common Stock"), in accordance with the DGCL and the Nasdaq Capital Market listing requirements, of (a) the issuance of the shares of Parent Common Stock (the "Conversion Shares") issuable upon conversion of the convertible notes contemplated by the Commitment and (b) the amendment to Parent's certificate of incorporation (the "Parent Charter Amendment") to increase the number of authorized shares of Common Stock by a number of shares not less than the number of Conversion Shares. This Agreement has been duly executed and delivered by Parent and Sub, as the case may be, and, assuming this Agreement constitutes a valid and binding obligation of the Company, constitutes a valid and binding obligation of each of Parent and Sub enforceable against them in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

          Section 4.03 Consents and Approvals; No Violations. Except as otherwise stated on Schedule4.03 and for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Exchange Act, the HSR Act or as may be required under any foreign anti-trust or competition law or regulation and the DGCL, neither the execution, delivery or performance of this Agreement by Parent and Sub nor the consummation by Parent and Sub of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the respective certificate of incorporation or by-laws of Parent and Sub, (ii) require any filing with, or permit, authorization, consent or approval of, any Governmental Entity (except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings would not be reasonably expected to prevent or materially delay the consummation of the Merger), (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, lease, contract, agreement or other instrument or obligation to which Parent or its subsidiaries is a party or by which any of them or any of their properties or assets may be bound or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Parent, any of its subsidiaries or any of their properties or assets, except in the case of clauses (iii) and (iv) for violations, breaches or defaults which would not, individually or in the aggregate, be reasonably expected to prevent or materially delay the consummation of the Merger.

          Section 4.04 Information Supplied. None of the information supplied or to be supplied by Parent or Sub in writing specifically for inclusion or incorporation by reference in the Company Proxy Statement will, at the time the Company Proxy Statement is first mailed to the Company Stockholders or at the time of the Company Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

          Section 4.05 Interim Operations of Sub. Sub was formed solely for the purpose of engaging in the transactions contemplated hereby, has engaged in no other business activities and has conducted its operations only as contemplated hereby.

          Section 4.06 Funds and Commitment. (a) Parent or Sub has or will have at the Effective Time funds sufficient to consummate the Merger and make the required payments pursuant to Section 9.11(a)(1).

               (b) Without limiting Section 4.06(a), Parent has a binding written commitment, pursuant to a securities purchase agreement dated as of May 3, 2007, by and among Parent and the each of the purchasers identified on the signature pages thereto, a true and complete copy of which has been furnished to the Company (the "Commitment") to obtain the financing necessary, together with the other funds to be provided by Parent to pay all amounts required to be paid by Parent or Sub to consummate the Merger and make the required payments pursuant to Section 9.11(a) (collectively the "Financing"). There are no conditions precedent or other contingencies related to the Financing other than as set forth in the Commitment. As of the date of this Agreement, Parent does not have knowledge or any reason to believe that any of the conditions to the Commitment will not be satisfied or that the Financing will not be available to Parent or Sub on a timely basis to consummate the Merger.

          Section 4.07 Brokers. Except for the use of Oppenheimer & Co. Inc. by Parent, none of Parent, Sub, or any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any broker or finder in connection with the transactions contemplated herein.

                                   Article V.

                                    COVENANTS

          Section 5.01 Conduct of Business of the Company. Except as contemplated by this Agreement or as expressly agreed to in writing by Parent, during the period from the date of this Agreement until the Effective Time, the Company will, and cause each Company Subsidiary to, conduct its operations according to its ordinary and usual course of business and consistent with past practice and, subject to its obligations under Section 6.04, use its commercially reasonable efforts to preserve intact its current business organization, keep available the services of its current officers and employees and preserve its relationships with customers, suppliers, licensors, licensees, advertisers, distributors and others having business dealings with it and to preserve goodwill. Without limiting the generality of the foregoing, and except as (x) otherwise expressly provided in this Agreement, (y) required by Law, or
(z) set forth on Schedule 5.01, the Company will not and shall not permit any Company Subsidiary, in each case without the consent of Parent, which shall not be unreasonably withheld, to:

                    (i) adopt or amend in any material respect any bonus, profit sharing, compensation, severance, termination, stock option, stock purchase, stock appreciation right, pension, retirement, employment or other employee benefit agreement, trust, plan or other arrangement for the benefit or welfare of any director, officer or employee of the Company or any Company Subsidiary or increase in any manner the compensation or fringe benefits of any director, officer or employee of the Company or any Company Subsidiary (except, in each case, for normal annual increases and cost of living increases for the benefit of officers and employees of the Company and the Company Subsidiaries) or pay any benefit not required by any existing agreement or place any assets in any trust for the benefit of any director, officer or employee of the Company (in each case, except in the ordinary course of business consistent with past practice);

                    (ii) incur any indebtedness for borrowed money in excess of its current line of credit;

                    (iii) expend funds for individual capital expenditures in excess of $100,000 or $1,000,000 in the aggregate for any 12-month period commencing after the date hereof;

                    (iv) sell, lease, license, mortgage or otherwise encumber or subject to any lien or otherwise dispose of any of its properties or assets other than immaterial properties or assets (including without limitation Intellectual Property) (or immaterial portions of properties or assets), except in the ordinary course of business consistent with past practice;

                    (v) (x) declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock, (y) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (z) purchase, redeem or otherwise acquire any shares of capital stock of the Company or any Company Subsidiary or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities;

                    (vi) other than pursuant to the terms of currently outstanding Options listed in Schedule 3.02, issuances in connection with the restricted stock agreements listed in Schedule 3.06(m) or in connection with matching contributions under the Company's 401(k) plan as in effect on the date of this Agreement (and consistent with past practice), authorize for issuance, issue, deliver, sell, modify or amend (including without limitation accelerating vesting of any existing rights thereunder) or agree or commit to issue, sell, deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise), pledge or otherwise encumber any shares of its capital stock, any other voting securities or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities or any other securities or equity equivalents (including without limitation stock appreciation rights);

                    (vii) amend its certificate of incorporation or by-laws or other organizational documents;

                    (viii) not including any expenditures otherwise permitted by
          Section 5.01(iii), make or agree to make any acquisition of assets which is material to the Company, taken as a whole, except for (x) purchases of equipment or services in the ordinary course of business consistent with past practice or (y) pursuant to purchase orders entered into in the ordinary course of business consistent with past practice which do not call for payments in excess of $100,000 individually;

                    (ix) settle or compromise any shareholder derivative suits arising out of the transactions contemplated hereby or any other material litigation (whether or not commenced prior to the date of this Agreement) or settle, pay or compromise any material claims not required to be paid;

                    (x) adopt a plan of complete or partial liquidation, dissolution, consolidation, restructuring or recapitalization of the Company or any Company Subsidiary or otherwise permit the corporate existence of the Company or any Company Subsidiary to be suspended, lapsed or revoked;

                    (xi) directly or indirectly, sell, lease, sell and leaseback, mortgage or otherwise encumber or subject to any Lien or otherwise dispose of any of its material properties or assets or any interest therein, other than (i) the sale or distribution of personal property (including intangibles) held for such sale or distribution to customers in the ordinary course of business consistent with past practice, (ii) pursuant to existing contracts or commitments, (iii) any Liens for Taxes not yet due and payable or being contested in good faith and (iv) such mechanics' and similar Liens, if any, as do not materially detract from the value of any such properties or assets;

                    (xii) (i) repurchase, prepay or incur any indebtedness (other than pursuant to the Company's existing line of credit facility) or assume, guarantee or endorse any indebtedness of another Person or issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of the Company or any Company Subsidiary, or (ii) make any loans, advances or capital contributions to, or investments in, any other Person, other than to the Company or any direct or indirect wholly-owned Company Subsidiary of the Company in the ordinary course of business consistent with past practice;

                    (xiii) enter into, modify, amend or terminate, or waive, release or assign any material rights under, any Contract, except for any new contracts or any modifications, amendments, or terminations or waivers, releases or assignments to existing contracts in the ordinary course of business consistent with past practice which would not (i) impair in any material respect the ability of the Company to perform its obligations under this Agreement or (ii) prevent or delay the consummation of the transactions contemplated by this Agreement;

                    (xiv) (i) except as otherwise contemplated by this Agreement or as required to comply with applicable Law or any contract or Benefit Plans existing on the date of this Agreement, waive any material rights of the Company under or grant or pay any material benefit not provided for as of the date of this Agreement under any contract or Benefit Plan except as specifically provided in this Agreement, or (ii) enter into, modify, amend or terminate any Benefit Plan, or (iii) adopt or enter into any collective bargaining agreement or other labor union contract applicable to the employees of the Company or any Company Subsidiary;

                    (xv) permit to be canceled or terminated, or cancel or terminate, any insurance policy naming it as a beneficiary or loss payee, unless such policy is replaced by a policy with comparable coverage, or otherwise fail to maintain insurance at less than current levels or otherwise in a manner consistent with past practices in all material respects;

                    (xvi) except as required by GAAP, revalue any of its material assets or make any material changes in accounting methods, principles or practices;

                    (xvii) except in the ordinary course of business consistent with past practices, (i) disclose to any Person, other than Company employees and representatives of Parent, that is not subject to a nondisclosure agreement, any material trade secret; (ii) transfer, modify or terminate any agreement pursuant to which the Company has licensed Intellectual Property Rights from any Person except which would be immaterial to the business of the Company; or (iii) disclose any source code to any third party except in the ordinary course of business consistent with past practices and only if such third party has executed an enforceable non-disclosure and invention assignment agreement;

                    (xviii) (x) enter into any material strategic alliance, material joint development or joint marketing agreement, or (y) enter into any agreement pursuant to which Parent or the Surviving Corporation or any Parent Subsidiary, or the Company or any Company Subsidiary will be subject to any exclusivity, noncompetition, nonsolicitation, most favored nations or other similar restriction or requirement on their respective businesses following the Closing;

                    (xix) (x) commence any litigation, except actions commenced
          (1) in the ordinary course of business against third parties or (2) pursuant to or in connection with this Agreement or (y) except in the ordinary course of business consistent with past practices or as required by applicable Law, seek a judicial order or decree (except in each case, pursuant to or in connection with this Agreement);

                    (xx) take any action that would make any representations and warranty of the Company hereunder inaccurate in any material respect at, or as of any time prior to, the Effective Time or omit to take any action necessary to prevent any such representations or warranty from being inaccurate in any respect at any such time;

                    (xxi) make or change any material Tax election, change any annual tax accounting period, adopt or change any method of tax accounting, file any material amended Tax Returns or claims for material Tax refunds, enter into any closing agreement, settle any Tax claim, audit or assessment, or surrender any right to claim a material Tax refund or offset or other material reduction in Tax liability; or

                    (xxii) fail to file any material federal or state income Tax return or an extension thereof.

          Section 5.02 No Solicitation. (a) From the date hereof until the Closing, the Company shall not, and shall not permit any of its officers, directors, employees, representatives, agents or affiliates (including, without limitation, any investment banker, attorney or accountant retained by the Company) to: (i) solicit, initiate or encourage or take any action in furtherance of any discussions or negotiations with, any corporation, partnership, limited liability company, person or other entity or group (each, a "Person"), other than Parent, concerning any offer or proposal which constitutes or is reasonably likely to lead to any Acquisition Proposal (as defined below) or (ii) furnish any non-public information to any Person regarding the Company or an Acquisition Proposal; provided, however, that the Company may furnish information with respect to the Company to any Person making such Acquisition Proposal and participate in discussions or negotiations regarding such Acquisition Proposal, in response to an unsolicited Acquisition Proposal received subsequent to the date hereof, if the Company Board determines in the good-faith exercise of its fiduciary duties that such Acquisition Proposal is reasonably likely to result in a Superior Proposal (as defined below). Any information furnished to any Person in connection with an Acquisition Proposal shall be provided pursuant to a confidentiality agreement in customary form.

               (b) The Company will promptly (but any event within 24 hours after its receipt thereof) notify Parent orally and in writing if any proposal is made, or any information is requested by any Person with respect to any Acquisition Proposal or which could lead to an Acquisition Proposal, and shall provide Parent the material terms of any such Acquisition Proposal in writing.

               (c) For purposes of this Agreement, "Acquisition Proposal" means any inquiry, proposal or offer from any Person (other than Parent) relating to any direct or indirect acquisition or purchase of any shares of any class of equity securities of the Company constituting 50% or more of the outstanding equity securities of the Company, any tender offer or exchange offer that if consummated would result in any Person beneficially owning 50% or more of any class of equity securities of the Company, any merger, consolidation, business combination, sale of all or substantially all of the assets, recapitalization, liquidation, dissolution or similar transaction involving the Company, other than the transactions contemplated by this Agreement.

               (d) For purposes of this Agreement, "Superior Proposal" means any written proposal made by a third party to consummate a tender offer, exchange offer, merger, consolidation or similar transaction which would result in such third party (or its stockholders) owning, directly or indirectly, a majority of the shares of Company Common Stock then outstanding (or of the surviving entity in a merger) or all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, and otherwise on terms which the Company Board determines to be more favorable to the Company's stockholders, from a financial point of view, than the transactions contemplated by this Agreement. In reaching such determination, the Company Board shall give consideration to all the terms and conditions, including without limitation whether any such third party proposal includes definitive financing, the likelihood of completion of such proposed transactions and applicable fees payable to Parent hereunder, and the financial, regulatory, legal and other aspects of such proposal for which financing to the extent required, is then fully committed or reasonably determined by the Company Board to be available.

               (e) Upon having received an Acquisition Proposal that the Company Board concludes if consummated would be a Superior Proposal, the Company Board shall promptly notify Parent in writing of such determination, and four (4) Business Days following Parent's receipt of such notification may withdraw or modify its approval or recommendation of this Agreement or the Merger, approve or recommend the Superior Proposal or terminate this Agreement pursuant to
Section 8.01(c); provided, that during such four (4) Business Day period, at the option of Parent, the Company shall negotiate with Parent in good-faith to make adjustments to the terms and conditions of this Agreement as would enable the Company to proceed with the Merger on such adjusted terms.

               (f) Nothing contained in this Section 5.02 shall prohibit the Company from complying with Rules 14d-9 and 14e-2 promulgated under the Exchange Act or from making any disclosure to the Company Stockholders if, in the good faith judgment of the Company Board, failure so to disclose would be inconsistent with its obligations under applicable Law.

          Section 5.03 Other Actions. The Company shall not take any action that would, or that could reasonably be expected to, result in (i) any of the representations and warranties of the Company set forth in this Agreement that are qualified as to materiality becoming untrue, (ii) any of such representations and warranties that are not so qualified becoming untrue in any material respect or (iii) the Merger not being consummated (subject to the Company's right to take actions specifically permitted by Section 5.02).

          Section 5.04 Notice of Certain Events. The Company and Parent shall promptly notify each other of:

                    (i) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

                    (ii) any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement;

                    (iii) any action, suits, claims, investigations or proceedings commenced or, to the actual knowledge of the executive officers of the notifying Party, threatened against, relating to or involving or otherwise affecting such party, which would reasonably be expected to have a Material Adverse Effect on the Company;

                    (iv) an administrative or other order or notification relating to any material violation or claimed material violation of law;

                    (v) the occurrence or non-occurrence of any event the occurrence or non occurrence of which would cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Closing Date; and

                    (vi) any material failure of any Party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.04 shall not limit or otherwise affect the remedies available hereunder to the Party receiving such notice.

                                  Article VI.

                             ADDITIONAL AGREEMENTS

          Section 6.01 Stockholder Approvals; Preparation of Proxy Statements.
(a) The Company will as soon as practicable following the date of this Agreement, duly call, give notice of, convene and hold a meeting of the Company Stockholders (the "Company Stockholders Meeting") for the purpose of obtaining the Company Stockholder Approval. Subject to the Company's right to take actions specifically permitted by Section 5.02, the Company shall, through the Company Board, (i) recommend to the Company Stockholders that the Company Stockholder Approval be given, (ii) use its reasonable best efforts to solicit from its stockholders proxies in favor of the adoption and approval of this Agreement, the approval of the Merger and any other approvals reasonably related thereto,
(iii) include in the Company Proxy Statement a statement to the effect that the Board of Directors of the Company has recommended that Company's stockholders vote in favor of and adopt and approve this Agreement and the Merger at the Stockholders' Meeting and (iv) neither the Board of Directors of the Company nor any committee thereof shall withdraw, amend or modify, or resolve to withdraw, amend or modify in a manner adverse to Parent, the recommendation of the Board of Directors of the Company that the Company's stockholders vote in favor of and adopt and approve this Agreement and the Merger.

               (b) The Company shall, as soon as practicable following the date of this Agreement, prepare and file a preliminary Company Proxy Statement with the SEC and will use its reasonable efforts to respond to any comments of the SEC or its staff and to cause the Company Proxy Statement to be mailed to the Company Stockholders as promptly as practicable after responding to all such comments to the satisfaction of the staff. The Company will notify Parent promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Company Proxy Statement or for additional information and will supply Parent with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Company Proxy Statement or the Merger. If at any time prior to the Company Stockholders Meeting there shall occur any event that should be set forth in an amendment or supplement to the Company Proxy Statement, the Company will promptly prepare and mail to the Company Stockholders such an amendment or supplement. The Company will not mail any Company Proxy Statement, or any amendment or supplement thereto, to which Parent reasonably objects.

               (c) Parent agrees to cause all shares of Company Common Stock owned by Parent or any subsidiary of Parent to be voted in favor of the Company Stockholder Approval.

               (d) Parent will as soon as practicable following the date of this Agreement, duly call, give notice of, convene and hold a meeting of Parent's stockholders (the "Parent Stockholders Meeting") for the purpose of obtaining the approval and adoption of the terms of the Financing by the holders of a majority of the outstanding shares of common stock of Parent in accordance with the DGCL and applicable securities laws (the "Parent Stockholder Approval"). Parent shall, through Parent's board of directors, recommend to Parent's stockholders that the Parent Stockholder Approval be given.

               (e) Parent shall, as soon as practicable following the date of this Agreement, prepare and file a preliminary Financing Proxy Statement with the SEC with respect to the Financing (the "Financing Proxy Statement") and will use its reasonable efforts to respond to any comments of the SEC or its staff and to cause the

Financing Proxy Statement to be mailed to Parent's stockholders as promptly as practicable after responding to all such comments to the satisfaction of the staff. Parent will notify the Company promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Financing Proxy Statement or for additional information and will supply the Company with copies of all correspondence between Parent or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Financing Proxy Statement or the Merger. If at any time prior to the Parent Stockholders Meeting there shall occur any event that should be set forth in an amendment or supplement to the Financing Proxy Statement, Parent will promptly prepare and mail to Parent's stockholders such an amendment or supplement. Parent will not mail any Financing Proxy Statement, or any amendment or supplement thereto, to which the Company reasonably objects to any disclosure related to the Company, any Company Subsidiary or the transactions contemplated hereby.

          Section 6.02 Access to Information. From the date hereof until the Closing, the Company shall give Parent and Sub, their counsel, financial advisors, auditors and other authorized representatives reasonable access to the offices, properties, books and records of the Company and the Company Subsidiaries during normal business hours, will furnish to Parent and Sub, their counsel, financial advisors, financial institutions, auditors and other authorized representatives such financial and operating data and other information as such may be reasonably requested upon reasonable notice and will instruct the employees of the Company and the Company Subsidiaries, its counsel and financial advisors to cooperate with Parent and Sub in their investigation of the business of the Company and the Company Subsidiaries; provided, however, that the Company may restrict the foregoing access to the extent that (a) in the reasonable judgment of the Company, any law, treaty, rule or regulation of any Governmental Entity applicable to the Company requires the Company or the Company Subsidiaries to restrict or prohibit access to any such properties or information, (b) disclosure of such information would breach the express provisions of a confidentiality Contract between the Company and a third Person, or (c) disclosure of any such information or document could result in the loss of attorney-client privilege; provided, however, that with respect to this clause (c), the Company and/or its counsel shall use their reasonable efforts to enter into such joint defense agreements or other arrangements, as appropriate, so as to avoid the loss of attorney-client privilege, and provided, further, that any information provided to Parent and/or Sub pursuant to this Section 6.02 shall be subject to the confidentiality agreement, dated as of February 12, 2007, (the "Confidentiality Agreement"), the terms of which shall continue to apply, except as otherwise agreed by the Company notwithstanding termination of this Agreement. In the event of any conflict between the terms of this Section
6.02 and the terms of the Confidentiality Agreement, the terms of the Confidentiality Agreement shall control. As reasonably requested from time to time by Parent, the Company will cooperate with, and provide related assistance to, Parent in developing Parent's post-Closing integration plan for the Company.

          Section 6.03 Reasonable Efforts. (a) Each of the Company, Parent and Sub agree to use all reasonable efforts to take, or cause to be taken, all actions necessary to make all such filings and registrations and comply promptly with all legal requirements which may be imposed on itself with respect to the Merger (which actions shall include furnishing all information required under the HSR Act and under similar other anti-trust, competition or trade law or other similar laws of foreign Governmental Entities, and in connection with approvals of or filings with any other Governmental Entity) and will promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon any of them or any of their subsidiaries in connection with the Merger. Each of the Company, Parent and Sub will, and will cause its subsidiaries to, use its reasonable efforts to take all reasonable actions necessary to obtain (and will cooperate with each other in obtaining) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity or other public or private third party required to be obtained or made by Parent, Sub, the Company or any of their subsidiaries in connection with the Merger or the taking of any action contemplated thereby or by this Agreement, except that no Party need waive any substantial rights, agree to any material restriction on the conduct of it and its Affiliates' business or agree to any substantial limitation on its operations or to dispose of any assets, including assets of the Company; provided, however that such exception shall not apply to a request for, or an undertaking to, hold assets separate pending completion of an investigation pursuant to a voluntary competition law.

               (b) Parent hereby agrees to use commercially reasonable efforts to arrange and complete the Financing on terms substantially the same as set forth in the Commitment including, without limitation, to

(i) negotiate definitive agreements with respect thereto, and (ii) satisfy all conditions applicable to Parent and Sub in such definitive agreements. Parent will keep the Company informed at all times with respect to the status of its efforts to arrange and complete the Financing, including, without limitation, with respect to the occurrence of any event which Parent believes may have a materially adverse effect on the ability of Parent to obtain the Financing. The Company hereby agrees to use its reasonable best efforts to assist Parent to arrange and complete the Financing, including the satisfaction of all conditions applicable to the Company in connection therewith, all at Parent's sole cost and expense, so that the Company shall not be obligated to incur any monetary obligations or expenditures in connection with such assistance not otherwise payable by Parent.

          Section 6.04 Options and Restricted Shares. (a) The Company shall amend, or cause to be amended, to the extent necessary to accomplish the actions contemplated by this Section 6.04, any stock option plan and any other program or arrangement pursuant to which there are holders of options to purchase shares granted by the Company or stock appreciation rights with respect to shares of Company Common Stock (each, an "Option") (collectively, the "Stock Option Plans") to provide that, at the Effective Time, each director of the Company who is a holder of an Option with an exercise price per share that is less than the Merger Consideration (a "Director In-the-Money Option") (whether or not vested) shall receive from the Surviving Corporation, in settlement of such Option, a "Cash Amount" (less any applicable withholding taxes) equal to the product of
(i) the amount by which the Merger Consideration exceeds the Option exercise price, and (ii) the number of underlying shares with respect to which the Option had not been exercised prior to the Effective Time. The Aggregate of all such Cash Amounts is referred to herein as the "Aggregate Option Consideration". The Company shall cause the Stock Option Plans and any other related documents pursuant to which Options have been granted to be amended so that, without cost or expense to the Company, each Option held by a director shall terminate as of the Effective Time.

               (b) The Company shall provide notice to participants in the Stock Option Plans and other holders of Options to purchase shares of Company Common Stock granted by the Company that the Company proposes to merge into another corporation; that the participant under the plans or programs may exercise his vested Options in full with respect to shares not theretofore purchased by him prior to the Effective Time; and that the plans and programs have been amended to provide that to the extent a participant does not exercise his vested Options prior to the Effective Time, such Options (other than Options terminated pursuant to Section 6.04(a)) shall be replaced by Parent with a substitute option to purchase shares of Parent Common Stock (a "Substitute Option") as set forth in Section 6.04(c).

               (c) At the Effective Time, each then outstanding Option that is not held by a director shall be replaced by Parent with a Substitute Option, in an amount and at an exercise price as determined in accordance with this Section 6.04(c). Parent shall, in its sole discretion, either (i) file with the SEC a registration statement on Form S-8 or other appropriate form (the "Stock Plan Registration Statement") to register the shares of Parent Common Stock issuable upon the exercise of the Substitute Options and use its reasonable efforts to cause the Stock Plan Registration Statement to be effective at the Effective Time, or (ii) issue shares of Parent Common Stock under an existing registration statement upon the exercise of the Substitute Options. Each Substitute Option by which any Option is replaced pursuant to this Section 6.04(c) shall be subject to, and exercisable and vested on, comparable terms and conditions as such Option was in effect immediately prior to the Effective Time (provided, however, that vesting will be fully accelerated if the Surviving Corporation terminates the employment of such Substitute Option holder for any reason other than for Cause (as defined in Section 6.04(e)), or if the holder terminates his employment with the Surviving Corporation for Good Reason (as defined in Section 6.04(e)), except that each Substitute Option shall be exercisable for that number of shares of Parent Common Stock (rounded down to the nearest number of shares of Parent Common Stock on a holder-by-holder basis) equal to the number of shares of Company Common Stock subject to such Option multiplied by the Exchange Ratio (as defined below), at an exercise price (rounded up to the nearest whole penny) per share of Parent Common Stock equal to the per share exercise price specified in such Option divided by the Exchange Ratio. The conversion of Options provided for in this Section 6.04(c) with respect to any Options which are intended to be "incentive stock options" (as such term is defined in Section 422 of the Code) shall be effected in a manner consistent with Section 424(a) of the Code and Treas. Reg. 1.409A-1(b)(5)(v)(D). "Exchange Ratio" shall mean the quotient obtained by dividing (a) the Merger Consideration by (b) the Volume Weighted Average Price. "Volume Weighted Average Price" means the quotient obtained by dividing (i) the sum of the product, calculated with respect to each of the trades of Parent Common

Stock made on the Nasdaq Capital Market during the 10 consecutive Trading Days immediately preceding the Effective Time, of (x) the price at which the shares of Parent Common Stock are bought and sold in such trade and (y) the number of shares of Parent Common Stock bought and sold in such trade, by (ii) the aggregate number of shares of Parent Common Stock bought and sold in all such trades. "Trading Day" means a day during which trading in securities generally occurs on the Nasdaq Capital Market.

               (d) Except as may be otherwise agreed to in writing by Parent or Sub and the Company, the Company's Stock Option Plans shall terminate as of the Effective Time and the provisions in any other plan, program or arrangement providing for the issuance or grant of any other interest in respect of the capital stock of the Company shall be terminated as of the Effective Time.

               (e) The restricted shares of Company Common Stock set forth on
Schedule 6.04(e) with respect to which vesting restrictions have not lapsed as of the Effective Time ("Restricted Stock") shall be converted into restricted shares of Parent Common Stock (the "Substitute Restricted Stock"). Schedule 6.04(e) sets forth the name of each holder of Restricted Stock, his or her title with the Company, the number of shares of Restricted Stock held and the applicable vesting schedule. Each holder of Restricted Stock shall receive a number of shares of Substitute Restricted Stock equal to (i) the product of the Merger Consideration and the number of shares of Restricted Stock held by such holder, (ii) divided by the Volume Weighted Average Price. Each share of Substitute Restricted Stock by which any Restricted Stock is replaced pursuant to this Section 6.04(e) shall be subject to the same vesting restrictions as applied to such Restricted Stock immediately prior to the Effective Time, provided, however, that all vesting restrictions shall lapse (and vesting will be fully accelerated) if the Surviving Corporation terminates the employment of such holder of Restricted Stock for any reason other than for Cause, or if the holder terminates his employment with the Surviving Corporation for Good Reason. For purposes of this Section 6.04, "Cause" shall have the meaning provided to such term under an employment, severance or similar agreement applicable to such holder or, in the absence of such a definition, shall mean the occurrence of any of the following events: (i) the willful failure by the holder to follow lawful directions communicated to him or her by the Board of Directors of the Company;
(ii) the willful engaging by the holder in conduct which is materially injurious to the Company, monetarily or otherwise; (iii) a conviction of, a plea of nolo contendere, a guilty plea or confession by the holder to an act of fraud, misappropriation or embezzlement or to a felony; (iv) the holder's habitual drunkenness or use of illegal substances; (v) a material breach by the holder of his or her employment agreement; or (vi) an act of gross neglect or gross misconduct which the Company deems to be good and sufficient cause; provided, however, that the Company shall not be deemed to have Cause pursuant to the foregoing clauses (i), (ii), (iv), (v) or (vi) unless the Company gives the holder written notice that the specified conduct or event has occurred and the holder fails to cure the conduct or event within thirty (30) days after receipt of such notice. For purposes of this Section 6.04, "Good Reason" shall have the meaning provided to such term under an employment, severance or similar agreement applicable to such holder or, in the absence of such a definition, shall mean the occurrence of any of the following events, in each case which is not remedied within ten (10) Business Days after the holder provides notice of such event to Parent: (w) any material diminution in the holder's duties, responsibilities, reporting relationship or authorities; (x) any reduction in the holder's base salary or target annual bonus opportunity; (y) the relocation of the holder's principal place of employment to a location more than fifty (50) miles from his principal place of employment immediately prior to the Effective Time; or (z) any breach by Parent or Surviving Corporation of any material provision of any employment, severance or similar agreement applicable to the holder.

               (f) All vesting restrictions with respect to Company Common Stock held in the Company's 401(k) plan shall lapse (and vesting will be fully accelerated) as of the Effective Time.

               (g) The Company Board shall, prior to the Effective Time, take appropriate action to approve, for purposes of exempting those transactions from the short-swing liability provisions of Section 16(b) of the Exchange Act, the conversion of Company Common Stock held by executive officers into the right to receive the Merger Consideration, the conversion of Director In-the-Money Options into the right to receive the Cash Amount which shall be effected as of the Effective Time pursuant to the provisions of Sections 2.01(c) and 6.04(a), the exchange of Options for Substitute Options described in Sections 6.04(c), and the exchange of shares of Restricted Stock of Company Common Stock for Substitute Restricted Stock described in Section 6.04(e). Parent's


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

board of directors shall take appropriate action to approve, for purposes of exempting those transactions from the short-swing liability provisions of
Section 16(b) of the Exchange Act, the grant of Substitute Options and Substitute Restricted Stock described in Sections 6.04(c) and (e).

          Section 6.05 SEC Filings. (a) From the date hereof until the Effective Time, the Company shall file on a timely basis all Company SEC Documents required to be filed with the SEC pursuant to the Exchange Act or the Securities Act. Such Company SEC Documents, at the time filed, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) will comply in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, and the applicable rules and regulations of the SEC thereunder.

               (b) Each of the Company Financials filed after the date hereof shall (i) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto then in effect at the same time as such filing, (ii) be prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated therein or in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q, 8-K or any successor form under the Exchange Act) and (iii) fairly present in all material respects the consolidated financial position of the Company and the Company Subsidiaries that are required by GAAP to be consolidated therein and fairly reflect its investment in any unconsolidated Subsidiary as of the respective dates thereof and the consolidated results of their operations and cash flows for the periods indicated, except that the any unaudited interim Company Financials may not contain footnotes and may be subject to normal and recurring year-end adjustments.

          Section 6.06 Indemnification; Insurance. (a) Parent and Sub agree that all rights to indemnification for acts or omissions occurring prior to the Effective Time now existing in favor of the current or former directors, officers, employees, fiduciaries or agents of the Company and its subsidiaries (the "Indemnified Parties"), including, without limitation, as provided in its certificate of incorporation or by-laws (or similar organizational documents) or existing indemnification contracts or existing employment agreements, shall survive the Merger, shall become the obligation of Parent and the Surviving Corporation, and shall continue in full force and effect in accordance with their terms.

               (b) Until the sixth anniversary of the Effective Time, Parent and the Surviving Corporation shall maintain in effect the Company's current directors' and officers' liability insurance (or policies of at least substantially the same coverage and amounts containing terms that are no less advantageous to the insured parties) covering those individuals who are currently covered by the Company's directors' and officers' liability insurance policy (a copy of which has been heretofore delivered to Parent).

               (c) This Section 6.06 shall survive the consummation of the Merger at the Effective Time, is intended to benefit the Company, Parent, the Surviving Corporation and the Indemnified Parties, and shall be binding on all successors and assigns of Parent and the Surviving Corporation.

               (d) If the Company or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (ii) transfers all or substantially all of its properties to any Person, then, and in each case, proper provision shall be made so that the successors and assigns of the Company and the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 6.06.

               (e) The provisions contained in this Section 6.06 shall not be deemed to limit, in any way, any of the now existing rights of the Indemnified Parties pursuant to any indemnification, employment or other agreements or Company documents.

          Section 6.07 Employees. (a) Until December 31, 2007, Parent shall maintain, or shall cause the Surviving Corporation and its subsidiaries to maintain, the Company's Benefit Plans as in effect as of the Effective Time; provided, however, that the agreements listed on Schedule 6.07(a) (the "Severance Agreements") shall remain in full force and effect on and after December 31, 2007, pursuant to their respective terms. After December 31, 2007, should Parent terminate one or more of the Company's Benefit Plans (other than the Severance Agreements, which shall remain in full force and effect on and after December 31, 2007 pursuant to their respective terms), then Parent shall at that time include the employees of the Company and the Company Subsidiaries ("Affected Employees") in the corresponding employee benefit plans of Parent or its subsidiaries on substantially the same basis and terms as Parent's similarly situated employees participate.

               (b) Parent shall, or shall cause the Surviving Corporation to, honor all vacation, holiday, sickness and personal days accrued by Affected Employees and, to the extent applicable, former employees of the Company as of the Effective Time.

               (c) Parent shall, or shall cause the Surviving Corporation to, give all Affected Employees full credit for purposes of eligibility, and vesting under any employee benefit plan arrangement maintained by Parent or the Surviving Corporation or any subsidiary thereof which is an employee pension benefit plan (as defined in Section 3(2) of ERISA) for such Affected Employees' service with the Company (or any prior employer) to the same extent recognized by the Company or any comparable Benefit Plan immediately prior to the Effective Time; provided, however, in no event shall any such credit be given if it would detrimentally affect the tax-qualified status of a plan under Section 401(a) of the Code or violate any applicable laws.

               (d) Parent shall, or shall cause the Surviving Corporation (i) with respect to any life, health or long-term disability insurance plan, to waive all limitations as to preexisting conditions, exclusions and waiting periods with respect to participation and coverage requirements under any welfare benefit plan established to replace any Benefit Plan in which Affected Employees may be eligible to participate after the Effective Time, other than limitations or waiting periods that are already in effect with respect to such Affected Employees and that have not been satisfied as of the Effective Time under any Welfare Plan maintained for the Affected Employees immediately prior to the Effective Time, (ii) with respect to any health insurance plan, to obtain credit for any co-payments and deductibles paid prior to the Effective Time in satisfying any applicable deductible or out-of-pocket requirements under any such plan that such Affected Employees are eligible to participate in after the Effective Time and (iii) with respect to any life or long-term disability plan, to waive any medical certification otherwise required in order to assure the continuation of coverage at a level not less than that in effect immediately prior to the implementation of such plan (but subject to any overall limit on the maximum amount of coverage under such plans).

               (e) Without limiting the generality of Section 9.06, this Section
6.07 shall not create any rights to continued employment in favor of any employee of the Company.

          Section 6.08 Transfer Taxes. All stock transfer, real estate transfer, documentary, stamp, recording and other similar Taxes (including interest, penalties and additions to any such Taxes) ("Transfer Taxes") incurred in connection with the transactions contemplated by this Agreement shall be paid by either Sub or the Surviving Corporation, and the Company shall cooperate with Sub and Parent in preparing, executing and timely filing any Tax Returns with respect to such Transfer Taxes.

                                  Article VII.

                                   CONDITIONS

          Section 7.01 Conditions to Each Party's Obligation to Effect the Merger. The respective obligation of each Party to effect the Merger shall be subject to the satisfaction prior to the Closing Date of the following conditions:

               (a) Company Stockholder Approval. The Company Stockholder Approval shall have been obtained.

               (b) No Injunctions or Restraints. No statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other Governmental Entity or other legal restraint or prohibition restricting, preventing or prohibiting the consummation of the Merger shall be in effect; provided, however, that each of the parties shall have used reasonable efforts to prevent the entry of any such injunction or other order and to appeal as promptly as possible any injunction or other order that may be entered.

               (c) Parent Stockholder Approval. The Parent Stockholder Approval shall have been obtained.

          Section 7.02 Conditions to Obligation of Parent and Sub. The obligations of Parent and Sub to effect the Merger are further subject to the satisfaction or waiver, on or prior to the Closing Date, of the following conditions:

               (a) Representations and Warranties. The representations and warranties of the Company contained herein that are qualified as to materiality shall be true and correct and the representations and warranties of the Company contained herein that are not qualified by materiality shall be true and correct in all material respects, in each case as though made as of the Closing Date such that the aggregate effect of any inaccuracies in such representations and warranties would not have a Material Adverse Effect on the Company, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date.

               (b) Performance of Obligations of the Company. The Company shall have performed any covenants or obligations required to be performed by it under this Agreement at or prior to the Closing Date in all material respects, and Parent shall have received a certificate signed on behalf of the Company by the chief executive officer or the chief financial officer of the Company to such effect.

               (c) Status Certificates. The Company shall have delivered to Parent a good standing certificate relating to the Company from the Secretary of State of Delaware and each jurisdiction in which it is qualified to conduct the business.

               (d) Secretary's Certificate. The Company shall have delivered to Parent a Secretary's Certificate of the Company attesting to the incumbency of the officers executing this Agreement, resolutions authorizing the transaction and other certificates and agreements delivered by or on behalf of the Company at Closing.

               (e) Option Termination. The Company shall have provided to Parent evidence, reasonably satisfactory to Parent, that all Stock Option Plans and all Options and have been terminated and cancelled as of the Effective Time; provided that, with respect to Director In-the-Money Options, such termination shall not effect Parent's obligations to pay the Aggregate Option Consideration to such former holders thereof.

               (f) No Material Adverse Effect. Since the date of this Agreement, there shall have occurred no Material Adverse Effect on the Company.

               (g) HSR Approvals. The applicable waiting periods under the HSR Act shall have expired or been terminated and any stay or application process as may be required under any foreign anti-trust or competition law or regulation shall have been completed or terminated.

               (h) FIRPTA. The Company shall have delivered to Parent a certification pursuant to Treasury Regulations Sections 1.897-2(h) and 1.1445-2(c), signed by the Company and dated not more than 30 days prior to the Effective Time to the effect that the Company is not nor has it been within five
(5) years of the date of the certification a "United States real property holding corporation" as defined in Section 897 of the Code.

               (i) Dissenting Shares. Dissenting Shares shall not represent more than 15% of the outstanding Company Common Stock.

          Section 7.03 Conditions to Obligation of the Company. The obligation of the Company to effect the Merger is further subject to the satisfaction or waiver, on or prior to the Closing Date, of the following conditions:

               (a) Representations and Warranties. The representations and warranties of Parent and Sub contained herein that are qualified as to materiality shall be true and correct and the representations and warranties of the Parent and Sub contained herein that are not qualified by materiality shall be true and correct in all material respects, in each case as though made as of the Closing Date such that the aggregate effect of any inaccuracies in such representations and warranties would not have a Material Adverse Effect on the Company, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date.

               (b) Performance of Obligations of Parent and Sub. Parent and Sub shall have performed any covenants or obligations required to be performed by them under this Agreement at or prior to the Closing Date in all material respects and the Company shall have received a certificate signed on behalf of Parent and Sub by the chief executive officer or chief financial officer of Parent and Sub to such effect.

               (c) Secretary's Certificate. Each of Parent and Sub shall have delivered to the Company a Secretary's Certificate attesting to the incumbency of the officers executing this Agreement, resolutions authorizing the transaction and other certificates and agreements delivered by or on behalf of Parent and Sub, respectively, at Closing;

               (d) Substitute Options and Substitute Restricted Stock. Parent shall have provided to the Company evidence, reasonably satisfactory to the Company, of the availability of the Substitute Options and the Substitute Restricted Stock;

               (e) HSR Approvals. The applicable waiting periods under the HSR Act shall have expired or been terminated and any stay or application process as may be required under any foreign anti-trust or competition law or regulation shall have been completed or terminated; and

               (f) Consents. Parent shall have procured all of the consents, approvals and waivers of third parties or any regulatory body or authority referred to in Section 4.03.

               (g)

          Section 7.04 Frustration of Closing Conditions. None of Parent, Sub or the Company may rely on the failure of any condition set forth in Section 7.01,
Section 7.02 and Section 7.03, as applicable, to be satisfied if such failure was caused by such Party's failure to use reasonable efforts to consummate the Merger, as required by and subject to Section 6.03.

                                 Article VIII.

                        TERMINATION, AMENDMENT AND WAIVER

          Section 8.01 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of this Agreement by the Company Stockholders:

               (a) by mutual written consent of Parent and the Company, by action of their respective boards of directors.

               (b) by either the Company or Parent, if:

                    (i) any Governmental Entity, the taking of action by which is a condition to the obligations of either the Company or Parent to consummate the transactions contemplated hereby, shall have determined not to take such action and all appeals of such determination shall have been taken and have been unsuccessful, or any court of competent jurisdiction or other competent Governmental Entity shall have issued an order, decree or ruling or taken any other action making illegal or otherwise restricting, preventing or prohibiting the Merger and such order shall have become final and nonappealable; provided, however, that the Party seeking to terminate this Agreement shall have used its reasonable efforts to remove or lift such order, decree, ruling or other action;

               (c) by the Company, if, prior to the Closing, any Person has made a proposal relating to an Acquisition Proposal, or has commenced a tender or exchange offer for the shares of Company Common Stock, and the Company Board concludes that such proposal or tender or exchange offer if consummated would be a Superior Proposal;

               (d) by Parent, if, prior to the Closing, the Company Board or any committee thereof shall have (i) failed to recommend to the Company Stockholders that they approve and adopt this Agreement (the "Stockholder Acceptance"), (ii) withdrawn or materially modified its approval or recommendation of this Agreement or the Merger, (iii) approved or recommended a Superior Proposal or
(iv) resolved to effect any of the foregoing;

               (e) by Parent, if, prior to consummation of the Merger, there has been a material violation or breach by the Company (or, where qualified by materiality, any violation or breach by the Company) of any representation, warranty, covenant or agreement contained in this Agreement that (i) would give rise to the failure of a condition set forth in Section 7.02 and (ii) cannot be cured by the Company within thirty (30) days after written notice reasonably describing such breach);

               (f) by the Company, if, prior to the consummation of the Merger, there has been a material violation or breach by Parent or Sub (or, where qualified by materiality, any violation or breach by Parent or Sub) of any representation, warranty, covenant or agreement contained in this Agreement (which violation or breach is not cured by Parent or Sub within ten (10) days after written notice reasonably describing such breach);

               (g) by Parent or the Company, if the Merger shall not have been consummated on or before the 120th day after the date hereof; provided, that the right to terminate this Agreement under this Section 8.01(g) shall not be available to any Party whose failure to satisfy a material obligation hereunder has been the cause of, or resulted in, the failure of the Closing to occur on or before such date;

               (h) by Parent or the Company, if the Company Stockholders Meeting is held and the Company fails to obtain the Company Stockholder Approval or the Company Stockholder Approval is not obtained after an adjournment thereof; or

               (i) by Parent or the Company, if the Parent Stockholders Meeting is held and Parent fails to obtain the Parent Stockholder Approval or the Parent Stockholder Approval is not obtained after an adjournment thereof.

          Section 8.02 Effect of Termination. (a) In the event of a termination of this Agreement pursuant to Section 8.01, this Agreement shall forthwith become null and void and there shall be no liability or obligation on the part of Parent, Sub or the Company or their respective officers or directors, except with respect to Section 3.13, the terms of the Confidentiality Agreement discussed in the last clause of the first sentence of Section 6.02, this Section
8.02 and Article IX; provided, however, that nothing herein shall relieve any Party for liability for any breach hereof (including, without limitation, any representation and warranty in Section 4.06).

               (b) The Company shall pay to Parent a termination fee of $2,500,000 (the "Termination Fee") in the event that (i) this Agreement is validly terminated pursuant to Section8.01(c), or (ii) this Agreement is validly terminated pursuant to Section 8.01(h) and after the date hereof but prior to the Company Stockholders

Meeting an event specified in Section 8.01(c) shall have occurred and such proposal or tender or exchange offer shall not have been rejected, withdrawn or terminated prior to the Company Stockholders Meeting or the termination of this Agreement.

               (c) Any amounts payable pursuant to Section 8.02(b) shall be payable as promptly as practicable following the earlier of execution of the definitive agreement regarding a Business Combination or, as the case may be, the consummation of any such Business Combination in immediately available funds by wire transfer to an account designated by Parent.

               (d) For the purposes of this Section 8.02, "Business Combination" means, with respect to the Company, a transaction with a party other than Parent, Sub or one of Parent's subsidiaries involving (i) a merger, reorganization, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution, or similar transaction involving such party as a result of which either (A) the Company's stockholders prior to such transaction in the aggregate cease to own at least 50% of the voting securities of the entity surviving or resulting from such transaction (or the ultimate parent entity thereof) or, regardless of the percentage of voting securities held by such stockholders, if any Person shall beneficially own, directly or indirectly, at least 50% of the voting securities of such ultimate parent entity or (B) the individuals comprising the Company Board prior to such transaction do not constitute a majority of the board of directors of such ultimate parent entity, (ii) a sale, lease, exchange, transfer or other disposition of all or substantially all of the assets of the Company and the Company Subsidiaries, taken as a whole, in a single transaction or a series of related transactions, or (iii) the acquisition, directly or indirectly, by a Person of beneficial ownership of 50% or more of the outstanding shares of Company Common Stock whether by merger, consolidation, share exchange, business combination, tender or exchange offer or otherwise (other than a merger, reorganization, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction upon the consummation of which the Company's stockholders would in the aggregate beneficially own greater than 50% of the voting securities of such Person).

               (e) In the event that this Agreement is validly terminated pursuant to Section 8.01(i), Parent or Sub shall pay to the Company the Termination Fee. For the avoidance of doubt, in no event shall this Section 8.02(e) limit or be deemed to limit any and all remedies the Company has to assert any claim or pursue any remedy for damages in excess of the Termination Fee against Parent or Sub resulting from the breach of Section 4.06.

               (f) Any amounts payable pursuant to Section 8.02(e) shall be payable as promptly as practicable in immediately available funds by wire transfer to an account designated by the Company.

          Section 8.03 Amendment. This Agreement may be amended by the Parties, by action taken or authorized by their respective boards of directors, at any time before or after obtaining the Company Stockholder Approval, but, after any such approval, no amendment shall be made which by law requires further approval by such shareholders without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.

          Section 8.04 Extension; Waiver. At any time prior to the Effective Time, the Parties, by action taken or authorized by their respective boards of directors, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other Parties, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (iii) waive compliance with the agreements or conditions for the benefit of such Party contained herein. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such Party. The failure of any Party to assert any of its rights hereunder or otherwise shall not constitute a waiver of those rights.

                                   Article IX.

                                  MISCELLANEOUS

          Section 9.01 Nonsurvival of Representations and Warranties. The representations and warranties in this Agreement or in any instrument delivered pursuant hereto shall terminate at the Effective Time, unless the survival thereof is provided for by their terms.

          Section 9.02 Assumption of Obligations. Effective upon the Closing, Parent unconditionally assumes all obligations of the Company under the letter agreement between America's Growth Capital and the Company, dated as of December 22, 2006 and the letter agreement between Pharus Advisors, LLC and the Company, dated as of February 15, 2007.

          Section 9.03 Notices. All notices, approvals, consents, waivers and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed), sent by overnight courier (providing proof of delivery) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

               (a)  if to Parent or Sub, to:

                    Internet Commerce Corporation
                    6025 The Corners Parkway, Suite 100
                    Norcross, GA 30092

                    Attention: Glen Shipley

                    Telecopy No.: (678) 229-9087

                    with a copy to:

                    Morris, Manning & Martin LLP
                    1600 Atlanta Financial Center
                    3343 Peachtree Road, NE
                    Atlanta, GA 30326

                    Attention: Larry W. Shackelford

                    Telecopy No.: (404) 365-9532

                    and

               (b)  if to the Company, to:

                    EasyLink Services Corporation
                    33 Knightsbridge Road
                    Piscataway, NJ 08654

                    Attention: Thomas F. Murawski

                    Telecopy No.: (732) 352-6646
                    with a copy to:

                    Pillsbury Winthrop Shaw Pittman LLP
                    1540 Broadway
                    New York, New York 10036

                    Attention: Ronald A. Fleming Jr., Esq.

                    Telecopy No.: (212) 298-9931

          Section 9.04 Interpretation. When a reference is made in this Agreement to an Article, Schedule or a Section, such reference shall be to an Article, Schedule or a Section, respectively, of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available. As used in this Agreement, the term "subsidiary" of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person. As used in this Agreement, "Material Adverse Change" or "Material Adverse Effect" means, when used in connection with the Company, any change, development, event, occurrence or effect that, individually or in the aggregate, has or would reasonably be expected to have a material and adverse effect on the business, liabilities (including contingent liabilities), financial condition, results of operations or assets of the Company and the Company Subsidiaries taken as a whole or the ability of the Company to perform its obligations hereunder or to consummate the Merger or other transactions contemplated hereby. Notwithstanding the foregoing, a Material Adverse Change or Material Adverse Effect shall not include any material adverse change or material adverse effect caused by (i) any adverse change resulting from the Merger, or the announcement or pendancy of or any costs or expenses associated with the Merger, including a decline in the trading price of Company Common Stock, (ii) any adverse changes in general market and economic conditions, (iii) any adverse changes affecting the Company's industry generally, (iv) any adverse regulatory or legislative changes affecting the Company or companies in general, (v) any adverse change relating to changes in generally accepted accounting principles in the United States of America and (vi) hurricanes, earthquakes or similar catastrophes, or acts of war (whether declared or undeclared), sabotage, terrorism, military action or any escalation or worsening thereof. As used in this Agreement, the term "material" refers to the Company and the Company Subsidiaries taken as a whole. As used in this Agreement, "knowledge" means, with respect to matters relating to the Company or any subsidiary thereof, the actual knowledge of the Chief Executive Officer, President, Chief Financial Officer, Executive Vice President and General Manager, Senior Vice President Business Development, Vice President and Managing Director, EasyLink International, Controller and Vice President of Sales.

          Section 9.05 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, including delivery by facsimile, it being understood that all parties need not sign the same counterpart.

          Section 9.06 Entire Agreement; Third Party Beneficiaries. This Agreement (including the documents and schedules attached hereto) (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) except as provided in Section 6.06, is not intended to confer upon any Person other than the Parties any rights or remedies hereunder.

          Section 9.07 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware without regard to any applicable conflicts of law.

          Section 9.08 Publicity. Except as otherwise required by law or by obligations pursuant to the rules of any listing exchange, for so long as this Agreement is in effect, neither the Company nor Parent shall, or shall permit any of its subsidiaries to, issue or cause the publication of any press release or other public announcement with respect to the transactions contemplated by this Agreement without the consent of the other party, which consent shall not be unreasonably withheld. In addition, the Parties will consult with each other before issuing, and provide each other the opportunity to review and comment upon any such press release or other public statement. Notwithstanding anything in this Section 9.08 to the contrary, in no event shall any of the foregoing result in any filing required by law or pursuant to the rules of any listing exchange to be delayed beyond the required filing date.

          Section 9.09 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties (whether by operation of law or otherwise) without the prior written consent of the other parties, except that Sub may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to any direct or indirect wholly owned subsidiary of Parent. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

          Section 9.10 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of New York or Delaware or in a New York or Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the Parties hereto (i) consents to submit to the personal jurisdiction of any Federal court located in the States of New York or Delaware or any New York or Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such Party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court,
(iii) agrees that such Party will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a Federal court sitting in the State of New York or Delaware or a New York or Delaware state court and (iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any of the transactions contemplated hereby.

          Section 9.11 Fees and Expenses. (a) Except as otherwise specifically provided for herein, (1) if the Merger is consummated, all costs and expenses (including change of control payments, the executive sales bonus and the fees and expenses of any accounting firms, investment bankers, financial advisors and attorneys) incurred in connection with this Agreement and the transactions contemplated by this Agreement and the Company's obligations for certain indebtedness shall be paid by Parent to the Company (for immediate payment) at or prior to Closing and (2) if the Merger is not consummated, all such costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the Party incurring such expenses.

               (b) The prevailing Party in any legal action undertaken to enforce this Agreement or any provision hereof shall be entitled to recover from the other Party the costs and expenses (including attorneys' and expert witness fees and expenses) incurred in connection with such action.

                  [signatures follow immediately on next page]

     IN WITNESS WHEREOF, Parent, Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                        INTERNET COMMERCE CORPORATION


                                        By: /s/ Thomas J. Stallings
                                            ------------------------------------
                                        Name: Thomas J. Stallings
                                        Title: Chief Executive Officer


                                        JETS ACQUISITION SUB, INC.


                                        By: /s/ Thomas J. Stallings
                                            ------------------------------------
                                        Name: Thomas J. Stallings
                                        Title: Chief Executive Officer


                                        EASYLINK SERVICES CORPORATION


                                        By: /s/ Thomas F. Murawski
                                            ------------------------------------
                                        Name: Thomas F. Murawski
                                        Title: Chairman, President and
                                               Chief Executive Officer

                                     ANNEX B

                    OPINION OF AMERICA'S GROWTH CAPITAL, LLC

                       (AMERICA'S GROWTHCAPITAL LOGO)

May 1, 2007

Board of Directors
EasyLink Services Corporation
33 Knightsbridge Road
Piscataway, NJ 08854

Gentlemen,

You have requested our opinion (the "Opinion") as to the fairness, from a financial point of view, to EasyLink Services Corporation ("EasyLink" or the "Company") of the Per Share Merger Consideration (as defined below) to be paid to EasyLink shareholders pursuant to the terms of the Agreement and Plan of Merger dated as of May 1, 2007 (the "Agreement"), by and among the Company, Internet Commerce Corporation ("ICC") and a wholly owned subsidiary of ICC ("Merger Sub"). The merger of the Merger Sub with EasyLink is herein referred to as the "Transaction."

As more specifically set forth in the Agreement, and subject to the terms, conditions and adjustments set forth in the Agreement, ICC intends to purchase all of the outstanding shares of Common Stock of EasyLink (the "Common Shares") in exchange for an amount equal to $5.80 per Common Share (the "Per Share Merger Consideration"). ICC will also pay EasyLink's expenses incurred in the Transaction (including, without limitation, legal and financial advisor fees and any and all other professional advisory fees and costs incurred in connection with the Transaction, as well as any change of control bonus associated with the Transaction) and will assume or otherwise pay debt of EasyLink remaining on EasyLink's balance sheet as of the closing of the Transaction (the "Closing"). In addition, each option held by a director of the Company with an exercise price per share that is less than the Per Share Merger Consideration (whether or not vested) shall receive a "Cash Amount" (less any applicable withholding taxes) equal to the product of (i) the amount by which the Per Share Merger Consideration exceeds the option exercise price, and (ii) the number of underlying shares with respect to which the Option had not been exercised prior to the Effective Time. Each outstanding option to purchase Common Stock not held by directors of the Company will be replaced by ICC with a substitute option, in an amount and at an exercise price as determined in accordance with Section 6.04(c) of the Agreement.

America's Growth Capital, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

In arriving at the Opinion, America's Growth Capital has taken the actions set forth below and reviewed and considered the following financial and other information (the "Information") and other matters as we have deemed relevant, including among other things:

     i.   A draft of the Agreement dated May 1, 2007;

     ii. Annual Reports on Form 10-K of EasyLink for the three fiscal years ended December 31, 2006, 2005 and 2004; certain interim reports to shareholders and Quarterly Reports on Form 10-Q of EasyLink; certain business, financial and other information regarding EasyLink that was publicly available or furnished to

          America's Growth Capital by EasyLink's management; and certain internal financial forecasts regarding EasyLink furnished to America's Growth Capital by EasyLink's management (the "EasyLink Forecasts");

     iii. Held discussions with the management of EasyLink concerning the business, past and current operations, financial condition and future prospects of EasyLink, including discussions with the management of EasyLink concerning the EasyLink Forecasts and the risks and uncertainties of EasyLink continuing to pursue an independent strategy; iv. Compared EasyLink's historical performance to management's historical forecasts;

     v. Participated in discussions and negotiations among representatives of EasyLink, ICC and their respective financial and legal advisors;

     vi.  Prepared an analysis of the discounted cash flows of EasyLink;

     vii. Compared the historical and present financial condition of EasyLink with those of other companies that America's Growth Capital deemed relevant;

     viii. Compared the proposed financial terms of the merger agreement with the financial terms of certain other business combinations and transactions that America's Growth Capital deemed relevant;

     ix. Considered bids received from third parties to acquire all or parts of EasyLink and the results of America's Growth Capital's extensive efforts to solicit indications of interest and definitive proposals with respect to a sale of the Company;

     x.   Reviewed the stock price and trading history of EasyLink common stock;

     xi. Considered the qualified opinion of its auditors in 2000, 2001, 2002, 2003, 2004 and 2005 that stated the Company has a working capital deficiency and an accumulated deficit that raised doubt about its ability to continue as a going concern; and

     xii. Considered other information and analyses to the extent deemed relevant by America's Growth Capital. In addition, America's Growth Capital has conducted discussions with members of senior management and representatives of the Board of Directors of EasyLink.

In conducting our review and arriving at our Opinion, we have, with your consent, assumed and relied, without independent investigation, upon the accuracy and completeness of all financial and other information provided to us by the Company or that is publicly available. We have not undertaken any responsibility for the accuracy, completeness or reasonableness of, or attempted to independently verify, the Information, although we are not aware of any material inaccuracies. In addition, we have not conducted nor have we assumed any obligation to conduct any physical inspection of the properties or facilities of the Company. We have further relied upon the assurance of management of the Company that they are unaware of any facts that would make the Information incomplete or misleading in any respect. We have, with your consent, assumed that the financial forecasts that we examined were reasonably prepared by the management of the Company on bases reflecting the best currently available estimates and good faith judgments of such management as to the future performance of the Company.

We have not made or obtained any independent evaluations, valuations or appraisals of the assets or liabilities of the Company, nor have we been furnished with such materials. We have not made any review of or sought or obtained advice of legal counsel regarding legal matters relating to the Company, and we understand that the Company has relied and will rely only on the advice of legal counsel to the Company as to such matters. Our services to the Company in connection with the Transaction have been comprised of (i) advising members of the Company's management and Board of Directors regarding financial matters relevant to the Transaction, and (ii) rendering an opinion as to the fairness, from a financial point of view, to the holders of the Common Shares of the Company of the Per Share Merger Consideration to be received by such holders. The Opinion is necessarily based upon economic and market conditions and other circumstances as they exist and can be evaluated by us on the date hereof. It should be understood that although subsequent developments may affect our Opinion, we do not have any obligation to update, revise or reaffirm our Opinion (except upon the request of the Company in accordance with our engagement letter) and we expressly disclaim any responsibility to do so (except as provided in our engagement letter with the Company).

For purposes of rendering our Opinion we have assumed in all respects material to our analysis, that the representations and warranties of each party contained in the Agreement are true and correct as of the date of the Opinion, that each party will perform all of the covenants and agreements required to be performed by it under the Agreement and that all conditions to the consummation of the Transaction will be satisfied. We have assumed that the final form of the Agreement will be substantially the same as the last draft reviewed by us. We have also assumed that all governmental, regulatory and other consents and approvals contemplated by the Agreement will be obtained and that in the course of obtaining any of those consents no restrictions will be imposed or waivers made that would have an adverse effect on the contemplated benefits of the Transaction.

In preparing the Opinion, America's Growth Capital performed a variety of financial and comparative analyses. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. America's Growth Capital arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis. Accordingly, America's Growth Capital believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying its analyses and opinion.

In its analyses, America's Growth Capital considered industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond EasyLink's control. No company, transaction or business used in America's Growth Capital's analyses as a comparison is identical to EasyLink or the proposed merger, and an evaluation of the results of those analyses is not entirely mathematical. Rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or transactions analyzed. The estimates contained in America's Growth Capital's analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, the estimates used in, and the results derived from, America's Growth Capital's analyses are inherently subject to substantial uncertainty.

It is understood that this letter is intended exclusively for the benefit and use of the Board of Directors of the Company in its consideration of the Transaction and shall not be disclosed to any third party or circulated or referred to publicly without our prior written consent. Reference to or reproduction of our opinion or reference to America's Growth Capital included in any information statement or similar disclosure made to the stockholders of the Company, or any filing with the Securities and Exchange Commission, shall be permitted only if our opinion is reproduced in full and any other references to us or to our opinion or advice is approved by us in writing in advance (which approval will not be unreasonably withheld, conditioned or delayed). This letter does not constitute a recommendation to any stockholder of the Company to take any action in connection with the Transaction or otherwise. We have not been requested to opine as to, and our opinion does not in any manner address and should not be construed to address, the Company's underlying business decision to effect the Transaction or the relative merits of the Transaction or alternative business strategies that may be available to the Company.

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, it is our opinion that, as of the date hereof, the Per Share Merger Consideration to be paid in the Transaction to the holders of the Common Shares of the Company is fair to such holders from a financial point of view.

Very truly yours,


AMERICA'S GROWTH CAPITAL, LLC

                                     ANNEX C

                         OPINION OF PHARUS ADVISORS, LLC

(PHARUS ADVISORS LOGO)

                                                                     May 1, 2007

The Board of Directors of EasyLink Services Corporation
33 Knightsbridge Road
Piscataway, NJ 08854

Dear Members of the Board of Directors:

     We understand that EasyLink Services Corporation ("EasyLink" or the "Company") and Internet Commerce Corporation ("ICC" or "Parent") and an entity to be defined ("Sub") propose to enter into an Agreement and Plan of Merger (the "Agreement"), pursuant to which, among other things, Sub shall be merged with and into EasyLink, with EasyLink being the surviving entity and becoming a wholly owned subsidiary of ICC (the "Merger"). Pursuant to the Agreement, subject to certain exceptions, each issued and outstanding share of Class A common stock, par value $0.01 per share, of EasyLink (the "Company Common Stock") will be converted into the right to receive $5.80 in cash per share (the "Merger Consideration"). The terms and conditions of the Merger are set forth in more detail in the Agreement.

     In connection with its review and analysis of the Merger, the Board of Directors of EasyLink Services Corporation has requested that Pharus Advisors, LLC render our opinion (this "Opinion"), as to whether the Merger Consideration is fair, from a financial point of view, to EasyLink's public stockholders. The Opinion shall not address the Company's underlying business decision to effect the Merger. We have not been engaged to initiate any discussions with or otherwise solicit interest from any third parties with respect to possible alternatives transactions with the Company or its stockholders, and we have not so initiated any discussions or solicited interest. We did not negotiate with any of the parties.

     In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

     -    reviewed draft of the Agreement dated April 25, 2007;

     - reviewed the Company's Annual Reports to stockholders on Form 10-K for the fiscal years ended December 31, 2004, December 31, 2005 and December 31, 2006, its Annual Report to stockholders on Form 10-K/A for fiscal year ended December 31, 2006, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2006, June 30, 2006 and September 30, 2006, its internal financial statements for Q1 2007 and its Current Reports on Form 8-K filed since February 7, 2006;

     - reviewed certain operating and financial information relating to the Company's business and prospects, including internal budgets for the four years ended December 31, 2007, interim management reports, and projections for the five years ended December 31, 2011 (the "Projections"), all as prepared and provided to us by the Company's management;

551 Fifth Avenue, 31st Floor, New York,        tel 212 599 3400 fax 215 895 9715
NY 10176

The Board of Directors
EasyLink Services Corporation
May 1, 2007
Page 2


     - spoken with certain members of the management of the Company regarding the operations, financial condition, future prospects and projected operations and performance of the Company and regarding the Merger, and spoken with representatives of the Company's investment bankers and counsel regarding the Company, the Merger and related matters;

     - reviewed certain business, financial and other information regarding EasyLink which was furnished to us by EasyLink through its management or was publicly available;

     - reviewed the historical market prices and trading volume for the Company's publicly traded securities;

     - reviewed certain publicly available financial data for certain companies that we deemed relevant for purposes of our analysis and publicly available transaction prices and premiums paid in other transactions that we deemed relevant for purposes of our analysis;

     - participated in discussions with the Special Committee of the Company's Board of Directors and its counsel regarding the Projections, among other matters;

     -    performed discounted cash flow analyses based on the Projections; and

     - conducted such other financial studies, analyses and inquiries as we have deemed appropriate.

     We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material and other information. In addition, management of the Company has advised us, and we have assumed, that the Projections have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial results and condition of the Company, and we express no opinion with respect to such forecasts and projections or the assumptions on which they are based. We have relied upon and assumed, without independent verification, that there has been no material change in the assets, liabilities, financial condition, results of operations, business or prospects of the Company since the date of the most recent financial statements provided to us, and that there is no information or facts that would make the information reviewed by us incomplete or misleading. We have also assumed that neither the Company nor ICC is party to any material pending transaction, including, without limitation, any external financing (other than in connection with the Merger), recapitalization, acquisition or merger, divestiture or spin-off (other than the Merger or other publicly disclosed transactions).

     We have relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the agreements identified in the Agreement and all other related documents and instruments that are referred to therein are true and correct, (b) each party to each such agreement, document or instrument will perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Merger will be satisfied without waiver thereof, and (d) the Merger will be consummated in a timely manner in accordance with the terms described in the agreements provided to us, without any amendments or modifications thereto or any adjustment to the aggregate consideration (through offset, reduction, indemnity claims, post-closing purchase price adjustments or otherwise). We have also relied upon and assumed, without independent verification, that all governmental, regulatory, and other consents and approvals necessary for the consummation of the Merger will be obtained and that no delay, limitations, restrictions or conditions will be imposed. In addition, we have relied upon and assumed, without independent verification, that the final forms of the documents identified above will not differ in any material respect from the drafts of such documents received by us.

     We have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (contingent or otherwise) of the Company, ICC or any other party. Furthermore, we have undertaken no independent analysis of any potential or actual litigation, governmental investigation, regulatory action, possible unasserted claims or other contingent liabilities to which the Company or

551 Fifth Avenue, 31st Floor, New York,        tel 212 599 3400 fax 215 895 9715
NY 10176

The Board of Directors
EasyLink Services Corporation
May 1, 2007
Page 3


ICC is a party or may be subject. With your consent, this Opinion makes no assumption concerning, and therefore does not consider, the potential effects of any such litigation, claims or investigations or possible assertions of claims, outcomes or damages arising out of any such matters.

     This Opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this Opinion, or otherwise comment on or consider events occurring after the date hereof. Subsequent events that could materially affect the conclusions set forth in this Opinion include, without limitation, adverse changes in industry performance or market conditions; changes to the business, financial condition and results of operations of the Company or ICC; changes in the terms of the Merger; and the failure to consummate the Merger within a reasonable period of time.

     This Opinion is furnished to the Board of Directors of EasyLink Services Corporation in connection with its consideration of the Merger and is not intended to be, and does not constitute, a recommendation to any security holder as to how such security holder should vote with respect to the Merger. This Opinion may not be disclosed, reproduced, disseminated, quoted, summarized or referred to at any time, in any manner or for any purpose, nor shall any references to Pharus Advisors be made by any recipient of this Opinion, without the prior written consent of Pharus Advisors; provided however that this letter may be included in its entirety in any proxy statement to be distributed to the holders of Company Common Stock in connection with the Merger

     Prior to this engagement, Pharus Advisors has not provided financial advisory or investment banking services to the Company. We will receive a fee for providing this Opinion, which is not contingent upon the consummation of the Merger. The Company also has agreed to reimburse us for expenses and indemnify us against certain liabilities and expenses.

     We have not been requested to opine as to, and this Opinion does not address: (i) the underlying business decision of the Company to proceed with or effect the Merger, (ii) any other aspect of the Merger other than the fairness, from a financial point of view, of the Merger Consideration, to be received by the public holders of the Company Common Stock, (iii) the fairness of any portion or aspect of the Merger to the holders of any class of securities, creditors or other constituencies of the Company, other than the fairness, from a financial point of view, of the Merger Consideration, to be received by the public holders of the Company Common Stock, (iv) the relative merits of the Merger as compared to any alternative business strategies that might exist for the Company or the effect of any other transaction in which the Company might engage, or (v) the tax or legal consequences of the Merger to either the Company, its security holders, or any other party.

     Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, the Merger Consideration to be received in the Merger by the public holders of the Company Common Stock is fair to them from a financial point of view.

Very truly yours,


PHARUS ADVISORS, LLC

551 Fifth Avenue, 31st Floor, New York,        tel 212 599 3400 fax 215 895 9715
NY 10176

                                     ANNEX D

     SECTION 262 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

SECTION 262. APPRAISAL RIGHTS.

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and
     (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Section 251 (other than a merger effected pursuant to Section 251(g) of this title), Section 252, Section 254, Section 257,
     Section 258, Section 263 or Section 264 of this title:

     (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of Section 251 of this title.

     (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sections 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

          a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

          b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

          c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

          d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

     (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d)  Appraisal rights shall be perfected as follows:

     (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

     (2)  If the merger or consolidation was approved pursuant to Section 228 or
          Section 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by one or more publications at least one week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                     ANNEX E

                            FORM OF VOTING AGREEMENT

                            COMPANY VOTING AGREEMENT

     THIS COMPANY VOTING AGREEMENT (this "AGREEMENT") is dated as of May 3, 2007 between Internet Commerce Corporation, a Delaware corporation ("PARENT"), and the undersigned stockholder ("STOCKHOLDER") of EasyLink Services Corporation, a Delaware corporation (the "COMPANY").

                                    RECITALS

     A. Concurrently with the execution and delivery of this Agreement, Parent, the Company and Jets Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("MERGER SUB"), have entered into an Agreement and Plan of Merger of even date herewith (the "MERGER AGREEMENT"), pursuant to which the parties thereto have agreed, upon the terms and subject to the conditions set forth therein, to merge Merger Sub with and into the Company (the "MERGER").

     B. Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the number of shares of Class A common stock, par value $0.01 per share, of the Company (the "COMPANY STOCK"), as indicated on the signature page of this Agreement (such shares of Company Stock, together with any other shares of capital stock of the Company acquired by such Stockholder after the date hereof and during the term of this Agreement (including through the exercise of any stock options, warrants or similar instruments), being collectively referred to herein as the "SECURITIES" of Stockholder).

     C. In consideration of the execution of the Merger Agreement by Parent, and as inducement and a condition to entering into the Merger Agreement, Parent has required Stockholder to agree, and Stockholder has agreed, to enter into this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein and in the Merger Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          1.   DEFINITIONS.

               In addition to the terms defined elsewhere herein, capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement. For purposes of this Agreement:

               1.1 "TRANSFER", when used as a verb, shall mean to sell, pledge, assign, encumber, dispose of or otherwise transfer (including by merger, testamentary disposition, or otherwise by operation of law), or, when used as a noun, shall mean a sale, pledge, assignment, encumbrance, disposition or other transfer (including a merger, testamentary disposition, or other transfer by operation of law).

          2.   VOTING OF SECURITIES.

               Stockholder hereby agrees to appear, or cause the holder of record on any applicable record date to appear, for the purpose of obtaining a quorum at any annual or special meeting of stockholders of the Company and at any postponement or adjournment thereof. At every meeting of the stockholders of the Company, and at every postponement or adjournment thereof, and on every action or approval by written consent of the stockholders of the Company, Stockholder hereby irrevocably agrees to vote the Securities, or cause the Securities to be voted, (a) in favor of approval and adoption of the Merger

Agreement and the approval of the Merger and all other actions contemplated by the Merger Agreement and this Agreement and any action required in furtherance thereof or hereof and (b) against: (i) any Acquisition Proposal; (ii) any dissolution, liquidation or winding up of or by the Company or any of its subsidiaries or the amendment of the Company's or any of its subsidiaries' certificate of incorporation or by-laws; or (iii) any proposal or transaction which would (x) in any manner impede, frustrate, delay, prevent, nullify or adversely affect any transaction contemplated by the Merger Agreement (including the Merger) or the likelihood of consummation thereof, (y) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or (z) would result in any of the conditions to the Company's or Parent's obligations under the Merger Agreement not being fulfilled. Stockholder shall not commit or agree to take any action, or enter into any agreement or understanding with any person, the effect of which would be inconsistent with or violative of any provision contained in this
Section 2.

          3.   IRREVOCABLE PROXY.

               Stockholder is hereby delivering to Parent an irrevocable proxy in the form attached hereto as Exhibit A (the "IRREVOCABLE PROXY"), such Irrevocable Proxy to cover the total number of Securities in respect of which Stockholder is entitled to vote. Upon the execution of this Agreement by Stockholder, Stockholder hereby revokes any and all prior proxies, powers of attorney or similar authorizations given thereby with respect to the Securities and agrees not to grant any subsequent proxies, powers of attorney or similar authorizations with respect to the Securities.

          4.   RESTRICTION ON TRANSFER OF SECURITIES.

               Prior to the Expiration Date (as defined herein), Stockholder shall not, either directly or indirectly, consent to any Transfer of, or enter into any contract, agreement, obligation, commitment, arrangement, understanding, instrument, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Securities (or any interest therein); provided that, the foregoing requirements shall not prohibit any Transfer under Stockholder's will or pursuant to the laws of descent and distribution or any such Transfer to an immediate family member or a family trust for the benefit of immediate family member(s), so long as, in each case, as a precondition to such Transfer the transferee: (i) executes a counterpart of this Agreement and an Irrevocable Proxy in the form attached hereto as Exhibit A (with such modifications as Parent may reasonably request); and (ii) agrees in writing to hold such Securities (or interest in such Securities) subject to all of the terms and provisions of this Agreement. Stockholder agrees that Stockholder shall not (a) deposit (or permit the deposit of) any Securities in a voting trust or grant any proxy, power of attorney or similar authority (other than for fulfilling the terms of this Agreement) or enter into any voting agreement or similar agreement in contravention of the obligations of Stockholder under this Agreement with respect to any of the Securities or (b) take any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or that would in any way restrain, limit or interfere with the performance of Stockholder's obligations under this Agreement or the transactions contemplated hereby and by the Merger Agreement.

          5.   REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER.

               5.1 Stockholder (i) is the sole record and beneficial owner of, and has good and marketable title to, the Securities set forth on the signature page of this Agreement, which at the date of this Agreement and at all times until the termination of this Agreement, will be free and clear of any liens, claims, options, rights of first refusal, co-sale rights, charges or other encumbrances; (ii) does not own, of record or beneficially, any shares of capital stock of the Company other than the Securities set forth opposite his, her or its name on the signature page of this Agreement; and (iii) has the sole right to vote such Securities (except to the extent that such Securities are issuable upon the exercise of options or warrants that have not been exercised by such Stockholder). Except as contemplated by this Agreement, none of the Securities is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Securities. No trust of which Stockholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby. If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into and perform this Agreement.

               5.2 Stockholder has all requisite power and authority to execute and deliver this Agreement and the Irrevocable Proxy, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Stockholder of this Agreement and consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of Stockholder and no other proceedings on the part of Stockholder are necessary to authorize this Agreement or to consummate the transactions contemplated hereby and thereby. Each of this Agreement and the Irrevocable Proxy has been duly and validly executed and delivered by Stockholder and constitutes the valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with its respective terms. The execution and delivery of this Agreement and the Irrevocable Proxy by Stockholder do not, and the performance of Stockholder's obligations hereunder will not, (a) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right to terminate, amend, accelerate or cancel any right or obligation under, or result in the creation of any lien or encumbrance on any Securities pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligations to which Stockholder is a party or by which Stockholder or the Securities are or will be bound or affected or (b) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to Stockholder or any of Stockholder's properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any state or federal public body or authority is required by or with respect to Stockholder in connection with the execution and delivery of this Agreement and the Irrevocable Proxy by Stockholder or the consummation by Stockholder of any of the transactions contemplated hereby or thereby.

          6.   ADDITIONAL DOCUMENTS.

               Stockholder (in his or her capacity as such) hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Parent, to carry out the purpose and intent of this Agreement.

          7.   LEGENDING OF SECURITIES.

               Stockholder agrees that it shall forthwith surrender all certificates representing the Securities so that they shall bear a conspicuous legend stating that they are subject to this Agreement (and the restrictions on transfer provided for herein) and to an Irrevocable Proxy. Stockholder agrees that it shall not Transfer the Securities without first having the aforementioned legend affixed to the certificates representing the Securities (and subject, in any event, to the limitations set forth in Section 4). In furtherance of this Agreement, Stockholder shall, and hereby authorizes Parent to, notify the Company's transfer agent that the Securities are subject to a "stop transfer" order.

          8.   NO SOLICITATION.

               8.1 Stockholder acknowledges that he or she also has read, and understands, the restrictions set forth in Section 5.02 of the Merger Agreement and agrees to comply with them as if a party to such Merger Agreement.

               8.2 Until the Expiration Date, Stockholder shall use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by the Merger Agreement.

          9.   CONFIDENTIALITY.

               Stockholder agrees (i) to hold any information regarding this Agreement and the Merger in strict confidence and (ii) not to divulge any such information to any third person, except to the extent any of the same is hereafter publicly disclosed by Parent.

          10.  STOCKHOLDER CAPACITY.

               Stockholder is executing and delivering into this Agreement solely in its capacity as the owner of the Securities. If Stockholder is a natural person, nothing contained in this Agreement shall restrict Stockholder from taking any action required by his or her fiduciary duties solely in his or her capacity as an officer, director or employee of the Company.

          11.  TERMINATION.

               This Agreement, and all rights and obligations of the parties hereunder, shall be effective as of the date hereof and shall terminate upon the earlier of (i) the date upon which the Merger Agreement is terminated in accordance with its terms and (ii) the Effective Time (the "EXPIRATION DATE") of the Merger.

          12.  GENERAL PROVISIONS.

               12.1 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

               12.2 Binding Effect and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties without prior written consent of the others. Nothing contained in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto and their respective successors and permitted assigns any rights or remedies of any nature whatsoever by reason of this Agreement.

               12.3 Amendments and Modification. This Agreement may be amended by the parties hereto and the terms and conditions hereof may be waived only by an instrument in writing signed on behalf of each of the parties hereto or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance. The failure of any party hereto to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of these rights.

               12.4 Specific Performance. The parties hereto acknowledge that Parent shall be immediately and irreparably harmed and injured if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached by any of the other parties hereto. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity. If Parent brings an action in equity to enforce the provisions of this Agreement, Stockholder will not allege, and Stockholder waives the defense, that there is an adequate remedy at law.

               12.5 Notice. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, sent by facsimile if confirmation is received by sender, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):

               if to Parent, to:

                  Internet Commerce Corporation
                  6025 The Corners Parkway, Suite 100
                  Norcross, GA 30092

                  Attention: Glen Shipley

                  Telecopy No.: (678) 229-9087

               with a copy to:

                  Morris, Manning & Martin LLP
                  1600 Atlanta Financial Center
                  3343 Peachtree Road, NE
                  Atlanta, GA 30326|

                  Attention: Larry W. Shackelford

                  Telecopy No.: (404) 365-9532

               if to Stockholder, to the address for notice set forth on the signature page hereof,

               with copies to:

                  EasyLink Services Corporation
                  33 Knightsbridge Road
                  Piscataway, NJ 08654

                  Attention: Thomas F. Murawski

                  Telecopy No.: (732) 352-6646

               with a copy to:

                  Pillsbury Winthrop Shaw Pittman LLP
                  1540 Broadway
                  New York, New York 10036

                  Attention: Ronald A. Fleming Jr., Esq.

                  Telecopy No.: (212) 298-9931

               12.6 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in any federal court located in the State of Delaware or any state court of the State of Delaware, and each of the parties hereto consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 12.5 shall be deemed effective service of process on such party.

               12.7 Entire Agreement. This Agreement and the Irrevocable Proxy contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

               12.8 Descriptive Headings. The section headings are for convenience only and shall not affect the construction or interpretation of this Agreement.

               12.9 Interpretation. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

               12.10 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed to be an original, but all of which, taken together, will constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

               12.11. Expenses. All fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs and expenses.

               12.12 Effectiveness. This Agreement shall become effective simultaneously with the execution and delivery of the Merger Agreement.

               IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

INTERNET COMMERCE CORPORATION


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


STOCKHOLDER:

-------------------------------------


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

-------------------------------------

-------------------------------------
Print Address

-------------------------------------
Telephone

-------------------------------------
Facsimile No.

                               Number of Securities beneficially owned:

                               ________   shares of Company Stock of the Company

                               ________ shares of Company Stock of the Company issuable upon exercise of outstanding options or warrants

                                                                       EXHIBIT A

                                IRREVOCABLE PROXY

     The undersigned stockholder of EasyLink Services Corporation, a Delaware corporation (the "COMPANY"), hereby irrevocably (to the fullest extent permitted by law) appoints the members of the Board of Directors of Internet Commerce Corporation, a Delaware corporation ("PARENT"), and each of them, or any other designee of Parent, as the sole and exclusive attorneys-in-fact and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to (i) all of the outstanding shares of Class A common stock, par value $0. 01 per share, of the Company ("COMPANY STOCK") owned of record by Stockholder as of the date of this Irrevocable Proxy and (ii) any and all other shares of capital stock of the Company (including through the exercise of any stock options, warrants or similar instruments) which Stockholder may acquire on or after the date hereof (collectively, the "SECURITIES") in accordance with the terms of this Irrevocable Proxy. The Securities beneficially owned by the undersigned Stockholder of the Company as of the date of this Irrevocable Proxy are listed on the signature page of this Irrevocable Proxy. Upon the undersigned's execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Securities are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Securities.

     This proxy is irrevocable, is coupled with an interest and is granted pursuant to that certain Company Voting Agreement of even date between Parent and the undersigned stockholder (the "VOTING AGREEMENT"), and is granted in consideration of and as a condition to Parent entering into that certain Agreement and Plan of Merger (the "MERGER AGREEMENT"), by and among Parent, Jets Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent ("MERGER SUB"), and the Company. The Merger Agreement provides for the merger of the Merger Sub with and into the Company in accordance with its terms (the "MERGER").

     The attorneys-in-fact and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time set forth in the Voting Agreement, to act as the undersigned's attorney-in-fact and Irrevocable Proxy to demand that the Secretary of the Company call a special meeting of stockholders of the Company for the purpose of considering any action related to the Merger Agreement and to vote the Securities, and to exercise all voting, consent and similar rights of the undersigned with respect to the Securities (including, without limitation, the power to execute and deliver written consents) at every annual, special, postponed or adjourned meeting of stockholders of the Company and in every written consent in lieu of such meeting (a) in favor of approval and adoption of the Merger Agreement and the approval of the Merger and all other actions contemplated by the Merger Agreement and this Agreement and any action required in furtherance thereof or hereof and (b) against: (i) any Acquisition Proposal; (ii) any dissolution, liquidation or winding up of or by the Company or any of its subsidiaries or the amendment of the Company's or any of its subsidiaries' certificate of incorporation or by-laws; or (iii) any proposal or transaction which would (x) in any manner impede, frustrate, delay, prevent, nullify or adversely affect any transaction contemplated by the Merger Agreement (including the Merger) or the likelihood of consummation thereof, (y) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or (z) would result in any of the conditions to the Company's or Parent's obligations under the Merger Agreement not being fulfilled.

     If any provision of this Irrevocable Proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Irrevocable Proxy. Each provision of this Irrevocable Proxy is separable from every other provision of this Irrevocable Proxy, and each part of each provision of this Irrevocable Proxy is separable from every other part of such provision.

     This Irrevocable Proxy shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

     This proxy granted by Stockholder shall terminate and be of no further force and effect upon termination of the Voting Agreement in accordance with its terms.

     Any obligation of the undersigned hereunder shall be binding upon the heirs, estate, executors, personal representatives, and permitted successors and assigns of the undersigned.

          Delivery of an executed signature page to this Irrevocable Proxy by facsimile shall be effective as delivery of a manually executed signature page of this Agreement.

Dated: May 3, 2007

STOCKHOLDER:

-------------------------------------


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                      Number of shares beneficially owned:

                      _____ shares of the company stock of the Company

                      _____ shares of the company stock of the Company issuable
                            upon exercise of outstanding options or warrants

REVOCABLE                                                              REVOCABLE
PROXY                                                                      PROXY

                                      PROXY

                          EASYLINK SERVICES CORPORATION

            SPECIAL MEETING OF STOCKHOLDERS IN LIEU OF ANNUAL MEETING

                               [__________], 2007

                                  [____] A.M.

                       [__________], PISCATAWAY, NJ 08854

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        OF EASYLINK SERVICES CORPORATION

The undersigned hereby constitutes and appoints Thomas Murawski and Michael Doyle (collectively, the "Named Proxies"), or either of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to appear at the special meeting of stockholders of EasyLink Services Corporation ("EasyLink") to be held on ______, 2007, and at any adjournment thereof, and to vote all shares of Common Stock that the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present.

BOTH PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN EASYLINK'S PROXY STATEMENT.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

         ADDRESS CHANGE (Mark the corresponding box on the reverse side)

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

THIS PROXY, WHEN PROPERLY EXECUTED,              Please Mark Here for
WILL BE VOTED AS DIRECTED. IF NO                     Address Change
DIRECTIONS TO THE CONTRARY ARE                     SEE REVERSE SIDE        [ ]
INDICATED, THE NAMED PROXIES INTEND
TO VOTE "FOR" PROPOSALS 1, 2, 3 AND
4. HOWEVER, NO PROXY VOTED AGAINST
PROPOSAL 1 WILL BE VOTED IN FAVOR OF
PROPOSAL 4.

1. To consider and vote on a proposal           FOR   AGAINST   ABSTAIN
to adopt and approve the Agreement              [ ]     [ ]       [ ]
and Plan of Merger, dated as of May
3, 2007 (as it may be amended from
time to time, the "Merger
Agreement"), among EasyLink, Internet
Commerce Corporation ("ICC") and Jets
Acquisition Sub, Inc., pursuant to
which, upon the merger becoming
effective, each outstanding share of
Common Stock, par value $0.01 per
share, of EasyLink, other than shares
held in the treasury of EasyLink or
owned by ICC or its subsidiaries,
will be converted into the right to
receive $5.80, in cash, without
interest.

2. Election of Directors:                FOR ALL   WITHHOLD ALL   FOR ALL EXCEPT
                                           [ ]          [ ]             [ ]
(1)  Robert Casale

(2)  Stephen Duff

(3)  Peter Holzer

(4)  George Knapp

(5)  Thomas Murawski

(6)  John Petrillo

(7)  Dennis Raney

(8)  Eric Zahler

If you wish to withhold authority to
vote for any individual nominee, mark
"FOR ALL EXCEPT" and write the
nominee's name on the line below:

_____________________________________

3. Proposal to ratify Grant Thornton            FOR   AGAINST   ABSTAIN
LLP as EasyLink's independent                   [ ]     [ ]       [ ]
registered public accounting firm for
2007.


4. To approve the adjournment of the           FOR   AGAINST   ABSTAIN
Special Meeting, if necessary or                [ ]     [ ]       [ ]
appropriate, to solicit additional
proxies if there are insufficient
votes at the time of the meeting to
adopt the Merger Agreement.


5. In their discretion, the Named               FOR   AGAINST   ABSTAIN
Proxies are authorized to vote upon             [ ]     [ ]       [ ]
such other business as may properly
come before the Special Meeting or
any adjournment thereof.

                                        The undersigned hereby acknowledges
                                        receipt of the Notice of Special Meeting of Stockholders to be held on ______, 2007, the Proxy Statement relating thereto and the enclosed additional SEC documents of EasyLink.

                                        Dated:                           , 2007
                                               --------------------------

                                        ----------------------------------------
                                                        Signature

                                        ----------------------------------------
                                                 Title(s), if applicable


                                        ----------------------------------------
                                                Signature if held jointly

                                        Please sign your name exactly as it
                                        appears on your stock certificate(s),
                                        indicating any official position or
                                        representative capacity. If shares are
                                        registered in more than one name, all
                                        owners should sign.

Please check box if you are attending   PLEASE DATE AND SIGN THIS PROXY AND
the Special Meeting in person. [ ]      RETURN IT PROMPTLY IN THE ENCLOSED
                                        POSTAGE PAID ENVELOPE.

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